                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                               Depositor

                                                 Adjustable Rate Mortgage Trust 2007-1
                                      Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                             Series 2007-1

                                                     $[1,462,792,000](Approximate)
                                         Expected Investor Settlement Date: February 28, 2007

                                                       TERM SHEET ~ Version 1.0
                                                          February [21], 2007

                                                      DLJ Mortgage Capital, Inc.
                                                          Sponsor and Seller

                                                        Wells Fargo Bank, N.A.
                                           Master Servicer, Trust Administrator and Servicer

                                                  Countrywide Home Loans Servicing LP
                                                   Select Portfolio Servicing, Inc.
                                                        SunTrust Mortgage, Inc.
                                                        Wells Fargo Bank, N.A.
                                                               Servicers

                                                   Select Portfolio Servicing, Inc.,
                                                           Special Servicer

                                                    U.S. Bank National Association
                                                                Trustee

                                                  Credit Suisse Securities (USA) LLC
                                                              Underwriter

                                                 Adjustable Rate Mortgage Trust 2007-1                             February [21], 2007
                                                               TERM SHEET                                               (212) 325-5132

                      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

_______________________________________________________________________________________________________________________________________

The issuer has filed a (i)  registration  statement  (including a prospectus)  with a file number of 333-135481.  and (ii) a Term Sheet
Supplement,  with the SEC for the offering to which this  communication  relates.  Before you invest, you should read the prospectus in that  registration  statement  and the Term Sheet  Supplement  and other  documents the issuer has filed with the SEC for more complete information  about the  issuer  and this  offering.  You may get these  documents  for free by  visiting  EDGAR on the SEC  website  at
www.sec.gov.  Alternatively,  the issuer,  any  underwriter  or any dealer  participating  in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

This free writing  prospectus is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus  supplement that will be prepared for the securities offering to which this free writing prospectus  relates.  This free writing  prospectus  is not an offer to sell or a  solicitation  of an offer to buy these  securities  in any state  where such  offer, solicitation or sale is not permitted.

The  information  in this free writing  prospectus is  preliminary,  and may be superseded  by an  additional  free writing  prospectus provided to you prior to the time you enter into a contract of sale.  This  preliminary  free writing  prospectus is being delivered to you solely to provide you with information  about the offering of the securities  referred to herein.  The securities are being offered when,  as and if issued.  In  particular,  you are advised that these  securities,  and the asset pools  backing  them,  are subject to modification  or revision  (including,  among other  things,  the  possibility  that one or more  classes of  securities  may be split, combined  or  eliminated),  at any time  prior to  issuance  or  availability  of a final  prospectus.  As a result,  you may commit to purchase securities that have  characteristics  that may change, and you are advised that all or a portion of the securities may not be issued that have the  characteristics  described in these  materials.  Our  obligation to sell  securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant  class has been priced and we have  confirmed the allocation of securities to be made to you; any  "indications  of interest"  expressed by you, and any "soft circles"  generated by us, will not create binding  contractual  obligations  for you or us. You may withdraw your offer to purchase  securities at any time prior to our acceptance of your offer.

Any  legends,  disclaimers  or other  notices  that may appear at the  bottom of the email  communication  to which  this free  writing prospectus  is  attached  relating  to (1)  these  materials  not  constituting  an  offer  (or a  solicitation  of an  offer),  (2) no representation  that  these  materials  are  accurate  or  complete  and may not be  updated  or (3)  these  materials  possibly  being confidential  are not applicable to these  materials and should be  disregarded.  Such legends,  disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

_______________________________________________________________________________________________________________________________________

                                                 Adjustable Rate Mortgage Trust 2007-1                             February [21], 2007
                                                               TERM SHEET                                               (212) 325-5132

                                Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2007-1

                                            Offered Certificates: $[1,462,792,000] (Approximate)
                                               *Group 5 Certificates are not offered hereby.
_________________________________________________________________________________________________________________________________
             Expected                                        Expected
            Certificate                        Expected        WAL
             Principal                         Initial      Call/Mat.   Prin. Window     Pricing
              Balance     Expected Ratings    Pass-Thru      (Years)      Call/Mat.     Speed and
  Class       ($)(1)      S&P/Moody's(2)     Rate (%)(3)      (4)       (Months) (4)    Assumption              Type
_________________________________________________________________________________________________________________________________
  1-A-1     67,107,000       AAA / Aaa          5.731       [1.80/1.80]  [1-33/1-33]      25 CPB      SENIOR /WAC/ PASS THROUGH
  2-A-1    183,216,000       AAA / Aaa          5.959       [2.46/2.46]  [1-58/1-59]      25 CPB      SENIOR /WAC/ PASS THROUGH
  3-A-1    207,998,000       AAA / Aaa          6.197       [2.51/2.83]  [1-58/1-83]      25 CPB      SENIOR /WAC/ PASS THROUGH
  4-A-1    126,867,000       AAA / Aaa          5.972       [2.46/2.46]  [1-58/1-60]      25 CPB      SENIOR /WAC/ PASS THROUGH
  C-B-1     15,278,000        AA / Aa2          6.020       [4.05/4.32]  [1-58/1-83]      25 CPB    SUBORDINATE /WAC/ PASS THROUGH
  C-B-2      7,482,000         A2 / A           6.020       [4.05/4.32]  [1-58/1-83]      25 CPB    SUBORDINATE /WAC/ PASS THROUGH
  C-B-3      4,677,000       BBB / Baa2         6.020       [4.05/4.32]  [1-58/1-83]      25 CPB    SUBORDINATE /WAC /PASS THROUGH
 5-A-1*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
 5-A-2*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
 5-M-1*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
 5-M-2*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
 5-M-3*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
 5-M-4*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
 5-M-5*          [TBD]         [TBD]            [TBD]         [TBD]         [TBD]         [TBD]                 [TBD]
  6-A-1    708,760,000       AAA / Aaa       1mL + [TBD]%   [2.36/2.59] [1-77/1-174]      30 CPR        SUPER-SENIOR/FLOATER
  6-A-2     78,750,000       AAA / Aaa       1mL + [TBD]%   [2.36/2.59] [1-77/1-174]      30 CPR       SENIOR SUPPORT/FLOATER
  6-M-1     11,586,000       AAA / Aa1       1mL + [TBD]%   [4.44/4.82] [39-77/39-117]    30 CPR            MEZZ/FLOATER
  6-M-2     11,586,000       AAA / Aa2       1mL + [TBD]%   [4.43/4.76] [39-77/39-111]    30 CPR            MEZZ/FLOATER
  6-M-3      6,009,000       AA+ / Aa3       1mL + [TBD]%   [4.40/4.69] [38-77/38-104]    30 CPR            MEZZ/FLOATER
  6-M-4      5,579,000        AA+ / A1       1mL + [TBD]%   [4.40/4.65] [38-77/38-99]     30 CPR            MEZZ/FLOATER
  6-M-5      5,579,000        AA / A2        1mL + [TBD]%   [4.40/4.60] [38-77/38-95]     30 CPR            MEZZ/FLOATER
  6-M-6      5,150,000        AA / A3        1mL + [TBD]%   [4.40/4.53] [37-77/37-89]     30 CPR            MEZZ/FLOATER
  6-M-7      4,292,000       AA / Baa1       1mL + [TBD]%   [4.37/4.42] [37-77/37-83]     30 CPR            MEZZ/FLOATER
  6-M-8      4,292,000       AA- / Baa2      1mL + [TBD]%   [4.30/4.30] [37-77/37-77]     30 CPR            MEZZ/FLOATER
  6-M-9      4,292,000       A+ / Baa3       1mL + [TBD]%   [4.11/4.11] [37-69/37-69]     30 CPR            MEZZ/FLOATER
 6-M-10      4,292,000        A- / NR        1mL + [TBD]%   [3.76/3.76] [37-59/37-59]     30 CPR            MEZZ/FLOATER

_________________________________________________________________________________________________________________________________

                                                       Non-Offered Certificates
_________________________________________________________________________________________________________________________________
  Class     Certificate                                        WAL
             Principal                         Initial       Call/Mat.   Prin. Window      Pricing
              Balance     Expected Ratings    Pass-Thru      (Years)       Call/Mat.      Speed and
              ($)(1)       S&P/Moody's(2)    Rate (%)(3)       (4)       (Months) (4)    Assumption              Type
_________________________________________________________________________________________________________________________________
  C-B-4      4,677,000     [TBD] / [TBD]        6.020          N/A           N/A           25 CPR     SUBORDINATE/WAC/PASS THROUGH
  C-B-5      3,741,000     [TBD] / [TBD]        6.020          N/A           N/A           25 CPR     SUBORDINATE/WAC/PASS THROUGH
  C-B-6      2,493,414     [TBD] / [TBD]        6.020          N/A           N/A           25 CPR     SUBORDINATE/WAC/PASS THROUGH
    5-X          [TBD]        NR / NR            N/A           N/A           N/A            N/A                Residual
    6-X    858,320,041        NR / NR            N/A           N/A           N/A            N/A                Residual

_________________________________________________________________________________________________________________________________

Information is preliminary and subject to final  collateral,  rating agency approval and legal review.  The analyses,  calculations and valuations  herein are based on certain  assumptions  and data provided by third parties that may vary from the actual  characteristics of the final collateral.  Credit Suisse  Securities (USA) LLC makes no  representation  that such analyses or calculations are accurate or that such  valuations  represent  levels where actual trades may occur.  Investors  should rely on the  information  contained in or filed in connection with the prospectus/prospectus supplement.

                                                                        2

(1) The initial Certificate Principal Balances presented in this term sheet are approximate and subject to a +/- 5 % variance.
(2) It is a condition to the issuance of the Offered  Certificates  (other than the Class AR and Class AR-L  Certificates) that they be rated by at least two rating  agencies.  The rating agencies will include  Standard & Poor's,  a division of McGraw-Hill  Companies,
    Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's").
(3) The initial  pass through  rate on the Class 1-A-1  Certificates  is expected to be  approximately  [5.731]%  per annum.  After the first  distribution date, the per annum pass through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).
    The initial  pass through  rate on the Class 2-A-1  Certificates  is expected to be  approximately  [5.959]%  per annum.  After the first  distribution date, the per annum pass through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).
    The initial  pass through  rate on the Class 3-A-1  Certificates  is expected to be  approximately  [6.197]%  per annum.  After the first  distribution date, the per annum pass through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).
    The initial pass through rate on the Class 4-A-1  Certificates is expected to be approximately  [5.972]% per annum.  After the first distribution  date,  the per annum pass through  rate on the Class 4-A-1  Certificates  will equal the  weighted  average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).
    The initial pass through rate on the Class C-B  Certificates  is expected to be  approximately  [6.020]% per annum.  After the first distribution  date,  the per annum  pass  through  rate on the Class C-B  Certificates  will equal the  weighted  average of the net interest rates on the group 1, group 2, group 3 and group 4 mortgage loans (30/360 accrual basis, 24 day delay).
    The initial pass through rate on the Class 6-A-1  Certificates  is expected to be  approximately  [TBD]% per annum.  After the first distribution  date, the per annum pass through rate on the Class 6-A-1 Certificates will equal the least of (i) the sum of one month
    LIBOR for that distribution date plus [TBD]%,  (ii) the group 6 net funds cap, and (iii) [11.00]%  (actual/360  accrual basis, 0 day delay).  After the optional  termination  date for the group 6 mortgage loans, the Class 6-A-1  certificate  margin will increase to twice the original margin.
    The initial pass through rate on the Class 6-A-2  Certificates is expected to be  approximately  [TBD]% per annum.  After the first distribution  date, the per annum pass through rate on the Class 6-A-2 Certificates will equal the least of (i) the sum of one month
    LIBOR for that distribution date plus [TBD]%, (ii) the group 6 net funds cap, and (iii) [11.00]%  (actual/360,  0 day delay).  After the  optional  termination  date for the group 6 mortgage  loans,  the Class 6-A-2  certificate  margin  will  increase to twice the original margin.
    The  pass-through  rate on each  class of Group 6  Subordinate  Certificates  will be a per  annum  rate  equal to the least of (i)
    One-Month  LIBOR plus (a) before the optional  termination  date for the group 6 mortgage loans,  the related margin,  (b) after the optional  termination  date for the  group 6  mortgage  loans,  twice  the  original  margin  for the  Class  6-M-1  to Class  6-M-5
    Certificates,  and the original margin plus 0.50% for the Class 6-M-6 to Class 6-M-10 Certificates,  (ii) the group 6 net funds cap, and (iii) [11.00]% (actual/360, 0 day delay).
(4) Weighted  average lives and principal  windows with respect to the Group 1, Group 2, Group 3 and Group 4  Certificates  (as defined herein) will be calculated to 'Call' assuming the related 10% optional  termination is exercised and all related  mortgage loans pay down on their initial reset date;  and to 'Maturity'  assuming all related  mortgage  loans pay down on their initial reset date; in both cases  assuming the related  Pricing Speed and  Assumptions  stated above.  Weighted  average lives and principal  windows with respect to the Group 6 Certificates  (as defined herein) will be calculated to 'Call' assuming the related 10% optional  termination is exercised; and to 'Maturity'; in both cases assuming the related Pricing Speed and Assumptions stated above.

                                                                        3

        I.  SUMMARY

        Issuer........................ Adjustable Rate Mortgage Trust 2007-1.

        Title of Series............... Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2007-1.

        Depositor..................... Credit Suisse First Boston Mortgage Securities Corp.

        Sponsor and Seller............ DLJ Mortgage Capital, Inc.

        Servicers..................... Countrywide  Home Loans  Servicing LP, Select  Portfolio  Servicing,  Inc.  ("SPS"),
                                       SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A. ("Wells Fargo").

        Special Servicer.............. With respect to group 1 and group 4 mortgage loans only, SPS.

        Master Servicer............... Wells Fargo

        Trustee....................... U.S. Bank National Association.

        Trust Administrator........... Wells Fargo.

        Custodian..................... LaSalle Bank, N.A.

        Cap Counterparty.............. Credit Suisse International.

        Mortgage Pool................. [4,961] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,685,392,076.66] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the adjustable-rate mortgage loans adjust semi-annually or annually based on an index plus a margin.  The mortgage pool consists of six groups of mortgage loans.

                                        Designation         Number of Mortgage Loans    Cut-off Date Principal Balance
                                       ----------------- ----------------------------- --------------------------------
                                        Group 1                       [166]                      $[71,505,046.96]
                                        Group 2                       [315]                     $[195,222,404.88]
                                        Group 3                       [552]                     $[221,627,923.50]
                                        Group 4                       [517]                     $[135,181,039.13]
                                        Group 5                       [462]                     $[203,535,620.79]
                                        Group 6                      [2949]                     $[858,320,041.40]

                                       Group 1 is generally comprised of adjustable-rate mortgage loans with an initial fixed rate period of 3 years; Group 2 is generally comprised of adjustable-rate mortgage loans with an initial fixed rate period of 5 years; Group 3 is generally comprised of adjustable-rate mortgage loans with an initial fixed rate period of
                                       7 years; Group 4 is generally comprised of adjustable-rate mortgage loans with an initial fixed rate period of 5 years; Group 5 is generally comprised of adjustable rate mortgage loans with an initial fixed rate period of 10 years; and Group 6 is generally comprised of adjustable rate mortgage loans with an initial fixed rate period of  2 years, 3 years, 5 years and 7 years.

                                       Approximately [17.35]%, [19.36]%, [15.26]%, [4.61]%, [89.65] and [6.04]% of the
                                       group 1, 2, 3, 4, 5 and 6 mortgage loans, respectively, have interest rates that will begin to adjust in the same month that the borrower's payment becomes fully amortizing.  This could potentially cause a greater payment shock to the borrower.

                                       Several loans have a servicing fee that will increase after the initial reset period.  These loans will be designated as "Step-Up" loans.  See table below:

                                                                        4

                                                                                                       % of Cut-off Date
                                        Servicing Fee step-up after                      Number of    Principal Balance in
                                           initial reset period                          Mortgage      each mortgage loan
                                                (per annum)           Designation          Loans              group
                                       ------------------------------ ---------------- -------------- ----------------------
                                       from 0.175% to 0.200%              Group 1           25                22.45
                                                                          Group 2           83                28.13
                                                                          Group 3           28                8.12
                                                                          Group 6           12                0.78
                                       ------------------------------ ---------------- -------------- ----------------------
                                       from 0.200% to 0.25%               Group 1           35                27.75
                                                                          Group 6           28                2.34
                                       ------------------------------ ---------------- -------------- ----------------------
                                       from 0.250% to 0.375%              Group 2            4                1.96
                                                                          Group 3           30                7.73

        Cut-off Date.................. February 1, 2007.

        Closing Date.................. On or about February 28, 2007.

        Investor Settlement Date...... On or about February 28, 2007.

        Distribution Dates............ On the 25th day of each  month,  or if the 25th day is not a  business  day,  on the succeeding business day beginning in March 2007.

        Scheduled Final Distribution
        Date.......................... The distribution date in [March 2037].  The actual final  distribution date could be substantially earlier.

        Maturity Date................. [March 25, 2037].

        Offered Certificates.......... Class 1-A-1, Class AR and Class AR-L Certificates (the "Group 1 Certificates"),

                                       Class 2-A-1 Certificates (the "Group 2 Certificates"),

                                       Class 3-A-1 Certificates (the "Group 3 Certificates"),

                                       Class 4-A-1 Certificates (the "Group 4 Certificates"),

                                       Class 5-A-1   and  Class  5-A-2   Certificates   (together,   the  "Group 5   Senior
                                       Certificates"),

                                       Class 5-M-1,   Class 5-M-2,   Class 5-M-3,   Class 5-M-4   and  5-M-5   Certificates
                                       (together,  the "Group 5  Subordinate  Certificates,"  and together with the Group 5
                                       Senior Certificates and the Class 5-X Certificates, the "Group 5 Certificates"),

                                       Class 6-A-1   and  Class  6-A-2   Certificates   (together,   the  "Group 6   Senior
                                       Certificates"),

                                       Class 6-M-1,  Class 6-M-2, Class 6-M-3, Class 6-M-4, Class 6-M-5, Class 6-M-6, Class
                                       6-M-7,  Class  6-M-8,  Class  6-M-9 and Class  6-M-10  Certificates  (together,  the
                                       "Group  6  Subordinate   Certificates,"   and  together  with  the  Group  6  Senior
                                       Certificates and the Class 6-X Certificates, the "Group 6 Certificates"),

                                       Group  1  Certificates,   Group  2  Certificates,  Group  3  Certificates,  Group  4
                                       Certificates,   Group  5  Senior   Certificates  and  Group  6  Senior  Certificates
                                       (together, the "Senior Certificates"),

                                       Class C-B-1,  Class C-B-2  and  Class C-B-3  Certificates  (together with the Senior
                                       Certificates,  the Group 5  Subordinate  Certificates  and the  Group 6  Subordinate
                                       Certificates the "Offered Certificates").
        Privately Offered
        Certificates.................. Class C-B-4,   Class C-B-5   and   Class C-B-6   Certificates   (together  with  the
                                       Class C-B-1,    Class C-B-2   and   Class C-B-3    Certificates,    the   "Class C-B
                                       Certificates"),  the Class P Certificates,  Class 5-X Certificates and the Class 6-X
                                       Certificates.

                                                                        5

        Form of Offered
        Certificates.................. The Offered Certificates,  other than the Class AR and Class AR-L Certificates, will be  book-entry  certificates.  The  Class AR and  Class  AR-L  Certificates  will be physical certificates.

        Minimum Denominations......... The Offered Certificates,  other than the Class AR and Class AR-L Certificates, will be issued in minimum  denominations  (by principal  balance) of $25,000 and integral multiples of $1 in excess  thereof.  The Class AR and Class AR-L  Certificates  will be issued in minimum percentage interests of 20%.

        Accrual Periods............... For any  distribution  date and any class of  Offered  Certificates,  other than the
                                       Group 5 and Group 6  Certificates,  the calendar  month  immediately  preceding that distribution  date.  For  any  distribution  date  and  the  Group  5  and  Group  6
                                       Certificates,  the period commencing on the immediately preceding  distribution date
                                       (or the closing  date,  in the case of the first  accrual  period) and ending on the day immediately preceding the related distribution date.

        Day Count..................... For any  distribution  date and any class of  Offered  Certificates,  other than the
                                       Group 6  Certificates,  interest  will be  calculated on the basis of a 360-day year consisting  of  twelve  30-day  months.  For any  distribution  date and the Group 6
                                       Certificates,  interest  will be  calculated  on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

        Delay Days.................... For any  distribution  date and any class of  Offered  Certificates  other  than the
                                       Group  6  Certificates,  24  days.  For  any  distribution  date  and  the  Group  6
                                       Certificates, 0 days.

        Optional Termination.......... On any  distribution  date on  which  the  aggregate  outstanding  stated  principal balance of the group 1, group 2, group 3 and group 4 mortgage  loans is less than or equal  to 10% of its  aggregate  principal  balance  as of  the  cut-off  date,  the terminating  entity may,  but will not be required to,  purchase  from the trust all remaining group 1, group 2, group 3 and group 4  mortgage loans,  thereby causing an early  retirement  of and a principal  prepayment  on the Group 1, Group 2, Group 3,
                                       Group 4 and Class C-B Certificates.

                                       On any  distribution  date on  which  the  aggregate  outstanding  stated  principal balance of the group 5 mortgage  loans is less than or equal to 10% of its aggregate principal  balance as of the cut-off date, the terminating  entity may, but will not be  required  to,  purchase  from the trust all  remaining  group 5 mortgage  loans, thereby  causing an early  retirement  of and a principal  prepayment on the Group 5
                                       Certificates.

                                       On any  distribution  date on  which  the  aggregate  outstanding  stated  principal balance of the group 6 mortgage  loans is less than or equal to 10% of its aggregate principal  balance as of the cut-off date, the terminating  entity may, but will not be  required  to,  purchase  from the trust all  remaining  group 6 mortgage  loans, thereby  causing an early  retirement  of and a principal  prepayment on the Group 6
                                       Certificates.

        Ratings....................... The Offered  Certificates  are  expected to be rated by Moody's  Investors  Service,
                                       Inc.  ("Moody's) and Standard & Poor's Ratings  Services  ("S&P"),  with the ratings indicated in the table on page 2 above.  Certain of the Class C-B  Certificates  may be rated by Moody's and/or S&P.

        ERISA Considerations.......... The Offered Certificates,  other than the Class AR and Class AR-L Certificates,  may be eligible  for  purchase  by  transferees  acting  for, or on behalf of,  employee benefit plans or other  retirement  arrangements  that are subject to Title I of the
                                       Employee  Retirement  Income  Security  Act of 1974,  as  amended  ("ERISA"),  or to
                                       Section 4975 of the Internal  Revenue Code of 1986,  as amended,  subject to certain considerations  described in the  prospectus  supplement.  Sales of the Class AR and

                                                                        6

                                       Class AR-L  Certificates  to such plans or retirement  arrangements  are prohibited, except as described in the prospectus supplement.
        Federal Income Tax
        Consequences.................. For federal income tax purposes,  the depositor  will cause  multiple  separate real estate mortgage  investment  conduit ("REMIC")  elections to be made with respect to the trust  (exclusive  of the  assets  held in the basis  risk  reserve  fund).  The
                                       Offered  Certificates,  other  than the Class AR and Class AR-L  Certificates,  will
                                       represent   ownership  of  regular   interests  in  the  upper  tier  REMIC.   These
                                       certificates  will  generally  be  treated  as  representing  ownership  of debt for federal  income tax  purposes.  Holders of these  certificates  will be  required to include  as income  all  interest  and  original  issue  discount,  if any,  on such certificates in accordance with the accrual method of accounting,  regardless of the
                                       certificateholders'   usual  methods  of  accounting.   In  addition,  the  Group  6
                                       Certificates,  other than the  Class 6-X  Certificates,  will be treated as having a right to receive  certain  payments from the related  basis risk reserve  fund.  For federal income tax purposes,  the Class AR-L Certificates  will represent  ownership of the residual  interests in the  lower-tier  REMICs,  which will hold the mortgage loans,  and the Class AR  Certificates  will  represent  ownership  of the  residual interest in each remaining REMIC.

        Legal Investment.............. If  any,  the  Offered  Certificates,  other  than  the  Class C-B-2,  Class  C-B-3,
                                       Class 6-M-9,  and Class 6-M-10  Certificates,  will be "mortgage related securities"
                                       for purposes of the Secondary  Mortgage  Market  Enhancement  Act of 1984 ("SMMEA").
                                       You should  consult your legal  advisors in  determining  whether and to what extent the Offered Certificates constitute legal investments for you.

        Principal and Interest
        Advancing..................... Each  servicer  (or if a servicer  fails to make an advance,  the master  servicer), will make cash advances with respect to delinquent  scheduled  payments of principal and  interest  on any  mortgage  loan  serviced by it, to the extent they are deemed recoverable.

        Compensating Interest......... Each servicer will provide compensating  interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.

        Servicing Transfer............ It is anticipated that on or about [April 1,  2007], the servicing  function for all or a  portion  of the  mortgage  loans  serviced  by SPS  will be  transferred  to a successor  servicer  that meets the  requirements  of a  successor  servicer  in the pooling and servicing agreement.

                                                                        7

        II.   CREDIT ENHANCEMENT (Groups 1 - 4)

        Subordination................  The Group 1, Group 2, Group 3 and Group 4  Certificates  will receive  distributions of interest and principal before the Class C-B  Certificates are entitled to receive distributions  of interest or  principal.  The  Class C-B  Certificates  absorb most losses, in reverse order of principal priority,  on the group 1, 2, 3 and 4 mortgage loans prior to the Group 1, Group 2, Group 3 and Group 4 Certificates.

                                       NOTE:  The  Class C-B  Certificates  represent  interests in the group 1, 2, 3 and 4 mortgage loans;  consequently,  the Class C-B  Certificates could be reduced to zero as a result of a  disproportionate  amount of Realized  Losses on the mortgage loans in any of these groups.

        Realized Losses..............  Any realized loss with respect to a group 1,  group 2,  group 3 or group 4  mortgage loan, except for excess losses (as described below), will be allocated as follows:

                                       (a) first, to the Class C-B-6  Certificates,  until its class  principal  balance is reduced to zero;

                                       (b) second,  to the Class C-B-5  Certificates,  until its class principal balance is reduced to zero;

                                       (c) third, to the Class C-B-4  Certificates,  until its class  principal  balance is reduced to zero;

                                       (d) fourth,  to the Class C-B-3  Certificates,  until its class principal balance is reduced to zero;

                                       (e) fifth, to the Class C-B-2  Certificates,  until its class  principal  balance is reduced to zero;

                                       (f) sixth, to the Class C-B-1  Certificates,  until its class  principal  balance is reduced to zero; and

                                       (g) seventh,  with  respect to  realized  losses with  respect to group 1,  group 2, group 3 and group 4  mortgage loans, to the senior  certificates of the related loan group,  in each case,  until their  respective  class  principal  balances have been reduced to zero.

        Excess Losses...............   On  each  distribution  date,  excess  losses  with  respect  to  principal  will be allocated pro rata among the Group 1  Certificates,  Group 2  Certificates,  Group 3
                                       Certificates,  Group 4  Certificates  and  Class  C-B  Certificates,  based on their respective  class  principal  balances.  Excess  losses are special  hazard  losses, bankruptcy  losses and fraud losses in excess of certain amounts.  Accordingly,  the
                                       Class C-B   Certificates   will  provide  limited   protection  to  the  classes  of
                                       certificates of higher relative  priority against special hazard losses,  bankruptcy losses and fraud losses.

                                       Note:  The Class C-B  Certificates  are allocated  excess losses from mortgage loans in loan groups 1, 2, 3 and 4; consequently,  disproportionately high special hazard, bankruptcy or fraud losses in one loan group could  adversely  impact  protection to unrelated  Group 1,  Group 2,  Group 3 and Group 4  Certificates  for these types of losses.

                                                                        8

        Groups 1 - 4 Credit
        Enhancement Percentages......  For  any  certificate  on  any  distribution  date,  a  fraction,   expressed  as  a
                                       percentage,  the  numerator  of which is the sum of the  aggregate  class  principal balance of the Class C-B Certificates subordinate to that certificate,  after giving effect to payments on such  distribution  date, and the  denominator of which is the aggregate  loan group  balance  for the group 1, 2, 3 and 4 mortgage  loans for such distribution date.

                                       Initial Groups 1 - 4 Credit Enhancement Percentages:

                                                                         Approximate Expected Initial
                                                       Class               Credit Enhancement* (%)
                                              ------------------------ ---------------------------------
                                                Senior Certificates                  6.15
                                                       C-B-1                         3.70
                                                       C-B-2                         2.50
                                                       C-B-3                         1.75
                                                       C-B-4                         1.00
                                                       C-B-5                         0.40
                                                       C-B-6                         0.00
                                              ------------------------ ---------------------------------
                                         *Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

        Shifting of Interests........  Except as described  below,  the Group 1, Group 2, Group 3 and Group 4  Certificates
                                       will  receive 100% of principal  prepayments  received on the mortgage  loans in the related loan group until the seventh  anniversary  of the first  distribution  date.
                                       During  the next four  years,  the  senior  certificates  will  generally  receive a disproportionately  large,  but  decreasing,  share of principal  prepayments.  This will  result in a quicker  return of  principal  to these  senior  certificates  and increases the likelihood  that holders of these  certificates  will be paid the full amount of principal to which they are entitled.

                                       If  the  subordinate   percentage   before  the  third   anniversary  of  the  first
                                       distribution  date is greater than or equal to twice the  subordinate  percentage as of the closing date (and certain rating agency collateral  performance  requirements are  satisfied),  then the  subordinate  classes  will receive 50% of their pro rata share of  principal  prepayments.  If the  subordinate  percentage  on or after  the third  anniversary of the first  distribution date is greater than or equal to twice the  subordinate  percentage  as of the  closing  date (and  certain  rating  agency collateral  performance  requirements are satisfied),  then the subordinate  classes will receive 100% of their pro rata share of principal prepayments.
        Cross-Collateralization......  In certain limited  circumstances,  principal and interest collected from any of the group 1, 2, 3 and 4 mortgage  loans may be used to pay  principal  or  interest,  or both, to the senior certificates unrelated to that loan group.

                                                                        9

      III.   DISTRIBUTIONS (Groups 1 - 4)

      Available Distribution
      Amount.......................... For any  distribution  date and each of the group 1, 2, 3 and 4 mortgage loans,  the sum of:  (i) scheduled  payments and advances on the related  mortgage loans, net of related servicing,  trustee,  and insurance fees, as applicable;  (ii) insurance and liquidation  proceeds,  net of unreimbursed  liquidation  expenses;  (iii) principal prepayments  received during the related  prepayment  period,  excluding  prepayment penalties;  (iv) amounts  received in respect of a  repurchase  by the seller,  or a purchase by a holder of a subordinate  certificate  or by the special  servicer,  as provided in the pooling and servicing  agreement,  net of advances  previously  made and other amounts as to which the trustee,  the trust  administrator,  a servicer or the  master  servicer  is  entitled  to be  reimbursed;  (v) compensating  interest;
                                       (vi) recoveries;   and  (vii) any   amount  paid  in  connection  with  an  optional
                                       termination, up to the amount of the par value for the related group.

      Priority of distributions.....   Distributions  will in general be made to the extent of the available  funds for the related loan group in the order and priority as follows:

                                            1.  First, to the related senior  certificates,  accrued and unpaid interest at their  respective  pass-through  rates on their  respective class principal balances,

                                            2.  Second,  to the related  senior  certificates,  as  principal,  the related senior principal  distribution  amount as described below under the heading
                                                "Distributions of principal,"

                                            3.  Third, in limited circumstances, to the unrelated senior certificates,

                                            4.  Fourth,  to  each  class  of  Class C-B  Certificates,  interest  and  then principal in increasing order of numerical class designation, and

                                            5.  Fifth,  to the Class AR or Class AR-L  Certificates,  as  appropriate,  the remainder (which is expected to be zero).
      Distribution of principal.....   On  each  distribution   date,  an  amount  up  to  the  Group  1  senior  principal distribution  amount for that distribution date will be distributed as principal pro rata  to the  Class  AR  Certificates  and  Class  AR-L  Certificates,  until  their respective  class  principal  balances  are  reduced to zero,  and then to the Class
                                       1-A-1 Certificates, until its class principal balance is reduced to zero.
                                       On  each  distribution   date,  an  amount  up  to  the  Group  2  senior  principal distribution  amount for that  distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance is reduced to zero.
                                       On  each  distribution   date,  an  amount  up  to  the  Group  3  senior  principal distribution  amount for that  distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance is reduced to zero.

                                       On  each  distribution   date,  an  amount  up  to  the  Group  4  senior  principal distribution  amount for that  distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance is reduced to zero.

                                       On each distribution  date, an amount up to the amount of the subordinate  principal distribution  amount for that  distribution date will be distributed as principal to the  Class C-B  Certificates,  to  the  extent  of  the  aggregate  available  funds remaining  after  distribution  of interest  and  principal  to the  related  Senior
                                       Certificates.  Each class of Class C-B  Certificates will be entitled to receive its pro rata share, based on its respective class principal balance,  of the subordinate principal  distribution  amount.  Distributions  of  principal  to  the  subordinate certificates  will be made on each  distribution  date  sequentially in the order of their numerical  class  designation,  beginning with the  Class C-B-1  Certificates,

                                                                        10

                                       until each class of  subordinate  certificates  has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

                                                                        11

      IV. CREDIT ENHANCEMENT (Group 6)

      Group 6 Overcollateralization... The  group 6  mortgage  loans  bear  interest  each  month in an  amount  that in the aggregate  is  expected to exceed the amount  needed to pay  monthly  interest on the
                                       Group 6 Certificates  and certain related trust  expenses.  This excess interest will be applied to pay  principal  on the Group 6  Certificates  (other than the Class 6-X
                                       Certificates) in order to  create    and    maintain    the    required    level   of
                                       overcollateralization.  The overcollateralization  will be available to absorb losses on the group 6  mortgage  loans.  The  required  level of  overcollateralization  may increase or decrease over time. We cannot  assure you that  sufficient  interest will be generated by the group 6  mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 6 mortgage loans.

      Group 6 Overcollateralization
      Amount........................   For any  distribution  date will be equal to the  amount,  if any,  by which  (x) the aggregate  loan group  balance of the group 6  mortgage  loans for such  distribution date exceeds (y) the  aggregate  class principal  balance of the Group 6 Certificates after giving effect to payments on such distribution date.

      Group 6 Initial                  As of the closing  date,  the group 6  overcollateralization  amount will be equal to
      Overcollateralization.........   approximately [0.95]%.

      Group 6 Targeted
      Overcollateralization Amount..   For any distribution date prior to the group 6 stepdown date,  approximately  [0.95]%
                                       of the aggregate  loan group balance of the group 6  mortgage loans as of the cut-off date.  For any  distribution  date on or after  the  group 6  stepdown  date and with respect  to  which  a  group  6  trigger  event  is not in  effect,  the  greater  of
                                       (a) [1.90]%  of the aggregate  loan group balance of the group 6  mortgage  loans for such  distribution  date, or  (b) [0.50]%  of the aggregate loan group balance of the group 6  mortgage  loans as of the  cut-off  date.  For any  distribution  date on or after the group 6 stepdown  date with respect to which a group 6 trigger  event is in effect and is continuing, the group 6 targeted  overcollateralization  amount for the distribution date immediately preceding such distribution date.

      Group 6 Stepdown Date.........   The date  occurring on the earlier of (i) the first  distribution  date following the distribution  date on which the  aggregate  principal  balance  of the Group 6 Senior
                                       Certificates  is reduced to zero and (ii) the later to occur of (a) the  distribution date in  [March  2010],  and (b) the  first  distribution  date on which  the group 6 senior  enhancement  percentage  is equal to or  greater  than two times the  initial group 6 targeted credit enhancement percentage for the Group 6 Senior Certificates.

      Group 6 Credit Enhancement
      Percentage....................   Initial Group 6 Credit Enhancement Percentages:

                                                                                  Approximate
                                                              Approximate          Expected
                                                               Expected          Initial Target      Approximate Expected
                                                             Initial Credit         Credit            Final Target Credit
                                             Class          Enhancement* (%)     Enhancement* (%)      Enhancement** (%)
                                       ------------------- -------------------- -------------------- ----------------------
                                         Group 6 Senior           8.25                 8.25                   16.50
                                             6-M-1                6.90                 6.90                   13.80
                                             6-M-2                5.55                 5.55                   11.10
                                             6-M-3                4.85                 4.85                    9.70
                                             6-M-4                4.20                 4.20                    8.40
                                             6-M-5                3.55                 3.55                    7.10
                                             6-M-6                2.95                 2.95                    5.90
                                             6-M-7                2.45                 2.45                    4.90
                                             6-M-8                1.95                 1.95                    3.90
                                             6-M-9                1.45                 1.45                    2.90
                                             6-M-10               0.95                 0.95                    1.90

                                       ------------------- -------------------- -------------------- ----------------------
                                       *Prior to the stepdown date, based on collateral cut-off balance.
                                       **After stepdown date, based on current pool balance.

                                       Initial Hard Subordination to Class 6-A-1: [17.425]%

                                                                        12

      Group 6 Trigger Event.........   A group 6 trigger  event  will  occur  for any  distribution  date if either  (i) the average  of the group 6  elinquency  rates for each of the three (or one and two,  in the case of the first and second distribution dates) immediately  preceding months as of the last day of the related  collection  period equals or exceeds  [40.00]% of the group 6 senior enhancement  percentage for such distribution date or (ii) the group 6 cumulative  realized  losses  as a  percentage  of the  group  6  original  aggregate collateral  balance on the closing  date for such  distribution  date is greater than the percentage set forth below:

                                          Range of Distribution Dates          Cumulative Loss Percentage
                                          [March 2009 - February 2010]         [0.30]%
                                          [March 2010 - February 2011]         [0.75]%
                                          [March 2011 - February 2012]         [1.30]%
                                          [March 2012 - February 2013]         [1.85]%
                                          [March 2013 - February 2014]         [2.15]%
                                          [March 2014 and thereafter]          [2.20]%

      Group 6 Delinquency Rate......   With respect to any distribution date, the fraction,  expressed as a percentage,  the numerator of which is the aggregate loan group balance of the group 6  mortgage loans
                                       60 or more days delinquent  (including all foreclosures and REO Properties) as of the close of business on the last day of such month,  and the denominator of which is the aggregate  loan  group  balance  of the  group 6  mortgage  loans as of the  close of business on the last day of such month.

      Group 6 Subordination.........   The Group 6 Senior Certificates will have a payment priority over the Group 6
                                       Subordinate  Certificates.  Each class of Group 6  Subordinate  Certificates  will be subordinate  to each other class of Group 6  Subordinate  Certificates  with a higher payment priority.

                                       Losses on the group 6  mortgage loans will first reduce the available excess interest and then  reduce  the group 6  overcollateralization  amount.  If there is no group 6 overcollateralization  at that  time,  losses on the group 6  mortgage  loans will be allocated  to the Group 6  Subordinate  Certificates,  in the reverse  order of their priority  of  payment,  until  the  principal  amount  of  all  classes  of  Group  6
                                       Subordinate  Certificates  are  reduced  to zero.  On and  after the  Credit  Support
                                       Depletion  Date,  losses from the group 6  mortgage  loans will be  allocated  to the
                                       Class 6-A-2  Certificates  until its class  principal  balance is reduced to zero. No losses will be allocated to the Class 6-A-1 Certificates.

      V.  DISTRIBUTIONS (Group 6)

      Group 6 Interest Remittance
      Amount........................   For any  distribution  date and loan  group  6,  the sum of  (i) scheduled  interest payments  (other than  payaheads)  and advances on the mortgage loans in the related loan group for the related  collection  period,  the  interest  portion of payaheads previously  received and intended for application in the related  collection  period

                                                                        13

                                       and  the  interest  portion  of  all  payoffs  (net  of  payoff  interest  for  such distribution  date) and  curtailments  received  on the  mortgage  loans  during the related  prepayment  period,  less (x) the  applicable  expense fees with respect to such  mortgage  loans and  (y) unreimbursed  advances  and other  amounts due to the master servicer,  the applicable  servicer and the trust  administrator with respect to such  mortgage  loans,  to the extent  allocable to  interest,  (ii) compensating interest,  (iii) the  portion of any  substitution  adjustment  amount and  purchase price paid with  respect  to such  mortgage  loans  during  the  related  collection period,  in each case  allocable to interest and amounts paid in connection  with an optional termination,  up to the amount of the interest portion of the par value for the  related  loan group and  (iv) net  liquidation  proceeds  (net of  unreimbursed advances,  servicing  advances  and  other  expenses,  to the  extent  allocable  to interest,  and unpaid expense fees)  collected with respect to the mortgage loans in the  related  loan  group  during  the  related  collection  period,  to the  extent allocable to interest.

      Group 6 Distributions of         For  each  distribution  date,  the  pass-through  rate  for  each  class of Group 6
      Interest......................   Certificates  (other than the Class 6-X Certificates),  is a per annum rate equal to the least of (i) the sum of one-month LIBOR for the related  distribution  date plus
                                       the  related  certificate  margin,   (ii) the  group 6  net  funds  cap,  and  (iii)
                                       [11.00]%.

                                       On each  distribution  date,  the group 6 interest  remittance  amount for such date will be paid in the following order of priority:

                                            1.  to the Group 6 Senior Certificates,  pro rata based on amounts due, current
                                                interest   and  any   carryforward   interest   for  such  class  and  such
                                                distribution date, based on the applicable pass-through rate;

                                            2.  to the Class 6-M-1  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;
                                            3.  to the Class 6-M-2  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            4.  to the Class 6-M-3  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            5.  to the Class 6-M-4  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            6.  to the Class 6-M-5  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            7.  to the Class 6-M-6  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            8.  to the Class 6-M-7  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            9.  to the Class 6-M-8  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            10. to the Class 6-M-9  Certificates,  current  interest  and any  carryforward interest for such class and such distribution date;

                                            11. to the Class 6-M-10  Certificates,  current  interest and any  carryforward interest for such class and such distribution date; and

                                            12. for  application  as part of  group 6  monthly  excess  cashflow  for  such distribution  date,  as described  below,  any group 6 interest  remittance amount  remaining  after  application  pursuant to clauses (1) through (11)
                                                above for such distribution date.\

                                                                        14

      Group 6 Principal Remittance
      Amount........................   For any  distribution  date and loan  group  6, the sum of  (i) scheduled  principal payments  (other than  payaheads)  and advances on the mortgage loans in the related loan group, net of unreimbursed  advances,  servicing advances and other amounts due to the servicers,  the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent  allocable to principal),  and the principal portion of payaheads previously received and intended for  application  in  the  related  collection  period,  (ii) principal  prepayments received during the related prepayment period,  (iii) amounts received in respect of a repurchase by the seller,  or a purchase by a holder of a subordinate  certificate or by the special servicer, as provided in the pooling and servicing agreement,  net of advances  previously  made and other  amounts as to which the trustee,  the trust administrator,  a servicer or the master  servicer  is  entitled  to be  reimbursed,
                                       (iv)  amounts paid in connection with an optional  termination,  up to the amount of the par value for the  related  loan  group,  (v) the  portion  of any  substitution adjustment  amount  paid with  respect  to any  deleted  mortgage  loans  during the related  collection  period allocable to principal,  (vi) net  liquidation  proceeds
                                       (net of unreimbursed advances,  servicing advances and other expenses, to the extent allocable  to  principal)  and  recoveries,  if any,  collected  with respect to the mortgage loans in the related loan group during the related  collection  period,  to the  extent  allocable  to  principal,  and  (vii)  amounts  paid  under the Group 6
                                       Interest Rate Corridor to cover the Net Cumulative Realized Loss amount.

      Group 6 Overcollateralization
      Release Amount................   For any  distribution  date will be equal to the lesser of (x) the group 6 principal remittance  amount for such  distribution  date and (y) the amount, if any, by which
                                       (1) the  group 6  overcollateralization  amount for such date,  calculated  for this purpose on the basis of the  assumption  that 100% of the aggregate of the principal remittance  amount  for  such  date is  applied  on such  date in  reduction  of the aggregate  of the class  principal  balances  of the Group 6  Certificates,  exceeds
                                       (2) the group 6 targeted overcollateralization amount for such date.

      Group 6 Principal Payment        For any  distribution  date and loan group 6 will be equal to the group 6  principal
      Amount........................   remittance  amount  for such date  minus the group 6  overcollateralization  release amount, if any, for such date.

      Group 6 Senior Principal
      Payment Amount................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the  amount,  if any, by which  (x) the  class  principal  balance of the Group 6
                                       Senior  Certificates  immediately  prior to such  distribution  date exceeds (y) the lesser of (A) the product of (i) [83.50]% and  (ii) the  aggregate  loan balance for loan  group 6 for  such  distribution  date and  (B) the  amount,  if any,  by which
                                       (i) the   aggregate   loan  balance  for  loan  group  6  mortgage  loans  for  such distribution date exceeds  (ii) [0.50]% of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Group 6 Credit Support
      Depletion Date................   The first  distribution  date on which the aggregate class principal  balance of the
                                       Group 6 Subordinate Certificates has been or will be reduced to zero.

      Net Cumulative Realized Loss
      Amount........................   For any  distribution  date,  cumulative  realized  losses  incurred  on the group 6 mortgage  loans from the Cut-off  Date through the end of the prior  calendar  month less the amount of  payments  made to the Group 6 Principal  Remittance  Amount from the Group 6 Interest Rate Corridor  Agreement on all prior  distribution  dates,  as described herein.

                                                                        15

      Class 6-M-1 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  in each case,  after giving effect to payments on such  distribution  date and (ii) the  class  principal  balance of the  Class 6-M-1
                                       Certificates  immediately  prior to such distribution date exceeds (y) the lesser of
                                       (A) the product of (i) [86.20]%  and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the  amount,  if any, by which  (i) the aggregate  loan group  balance for loan group 6 for such  distribution  date exceeds
                                       (ii) [0.50]%  of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-2 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates  and the  Class 6-M-1  Certificates,  in each case, after  giving  effect to  payments  on such  distribution  date and  (ii) the  class principal  balance  of  the  Class 6-M-2  Certificates  immediately  prior  to  such distribution  date exceeds  (y) the lesser of (A) the  product of  (i) [88.90]%  and
                                       (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan group balance for loan group 6 for such distribution date exceeds  (ii) [0.50]% of the aggregate loan group balance for loan group 6  as of the cut-off date.

      Class 6-M-3 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the Class 6-M-1  Certificates and the Class 6-M-2
                                       Certificates,  in each case,  after giving  effect to payments on such  distribution
                                       date  and  (ii) the  class  principal   balance  of  the  Class 6-M-3   Certificates
                                       immediately  prior to such  distribution  date  exceeds  (y) the  lesser of  (A) the product of (i) [90.30]%  and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount,  if any, by which (i) the aggregate loan group balance for loan group 6 for such distribution date exceeds  (ii) [0.50]%
                                       of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-4 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates and the Class 6-M-3 Certificates,  in each case, after giving effect to payments on such  distribution  date and  (ii) the  class  principal  balance of the
                                       Class 6-M-4  Certificates  immediately  prior  to  such  distribution  date  exceeds
                                       (y) the lesser of (A) the product of (i) [91.60]% and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount, if any, by which (i) the  aggregate  loan group balance for loan group 6 for such  distribution date exceeds  (ii) [0.50]%  of the aggregate  loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-5 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates,  the Class 6-M-3  Certificates  and the Class 6-M-4  Certificates,  in

                                                                        16

                                       each case,  after giving effect to payments on such  distribution  date and (ii) the class principal  balance of the Class 6-M-5  Certificates  immediately prior to such distribution  date exceeds  (y) the lesser of (A) the  product of  (i) [92.90]%  and
                                       (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan group balance for loan group 6 for such distribution date exceeds  (ii) [0.50]% of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-6 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates,  the Class 6-M-3  Certificates,  the Class 6-M-4  Certificates and the
                                       Class 6-M-5  Certificates,  in each case,  after  giving  effect to payments on such
                                       distribution   date  and  (ii) the  class  principal   balance  of  the  Class 6-M-6
                                       Certificates  immediately  prior to such distribution date exceeds (y) the lesser of
                                       (A) the product of (i) [94.10]%  and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the  amount,  if any, by which  (i) the aggregate  loan group  balance for loan group 6 for such  distribution  date exceeds
                                       (ii) [0.50]%  of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-7 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates,  the  Class 6-M-3  Certificates,  the  Class 6-M-4  Certificates,  the
                                       Class 6-M-5  Certificates  and the  Class 6-M-6  Certificates,  in each case,  after giving effect to payments on such  distribution  date and (ii) the  class  principal balance of the Class 6-M-7  Certificates immediately prior to such distribution date exceeds  (y) the lesser of (A) the product of  (i) [95.10]%  and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for loan  group 6 for such distribution date exceeds  (ii) [0.50]% of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-8 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates,  the  Class 6-M-3  Certificates,  the  Class 6-M-4  Certificates,  the
                                       Class 6-M-5   Certificates,   the  Class 6-M-6   Certificates  and  the  Class 6-M-7
                                       Certificates,  in each case,  after giving  effect to payments on such  distribution
                                       date  and  (ii) the  class  principal   balance  of  the  Class 6-M-8   Certificates
                                       immediately  prior to such  distribution  date  exceeds  (y) the  lesser of  (A) the product of (i) [96.10]%  and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount,  if any, by which (i) the aggregate loan group balance for loan group 6 for such distribution date exceeds  (ii) [0.50]%
                                       of the aggregate loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-9 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates,  the  Class 6-M-3  Certificates,  the  Class 6-M-4  Certificates,  the
                                       Class 6-M-5   Certificates,    the   Class 6-M-6   Certificates,   the   Class 6-M-7
                                       Certificates and the Class 6-M-8 Certificates,  in each case, after giving effect to payments on such  distribution  date and  (ii) the  class  principal  balance of the
                                       Class 6-M-9  Certificates  immediately  prior  to  such  distribution  date  exceeds

                                                                        17

                                       (y) the lesser of (A) the product of (i) [97.10]% and (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount, if any, by which (i) the  aggregate  loan group balance for loan group 6 for such  distribution date exceeds  (ii) [0.50]%  of the aggregate  loan group balance for loan group 6 as of the cut-off date.

      Class 6-M-10 Principal Payment
      Amount........................   For any  distribution  date on or after the group 6  stepdown  date and as long as a group 6 trigger event has not occurred with respect to such distribution  date, will be the amount,  if any, by which (x) the sum of (i) the class principal  balances of the Group 6 Senior  Certificates,  the  Class 6-M-1  Certificates,  the  Class 6-M-2
                                       Certificates,  the  Class 6-M-3  Certificates,  the  Class 6-M-4  Certificates,  the
                                       Class 6-M-5   Certificates,    the   Class 6-M-6   Certificates,   the   Class 6-M-7
                                       Certificates,  the Class 6-M-8  Certificates  and the Class 6-M-9  Certificates,  in
                                       each case,  after giving effect to payments on such  distribution  date and (ii) the class principal balance of the Class 6-M-10  Certificates  immediately prior to such distribution  date exceeds  (y) the lesser of (A) the  product of  (i) [98.10]%  and
                                       (ii) the  aggregate loan group balance for loan group 6 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan group balance for loan group 6 for such distribution date exceeds  (ii) [0.50]% of the aggregate loan group balance for loan group  6 as of the cut-off date.

      Distributions of Principal....   The principal payment amount will be paid on each distribution date as follows:

                                            I.       On each  distribution  date (a) prior to the group 6 stepdown  date or
                                                     (b) with  respect to which a group 6 trigger  event is in effect,  the principal  payment  amount  will  be paid in the  following  order  of priority:

                                                       1)  to the  Class 6-A-1  and  Class 6-A-2  Certificates,  pro  rata, weighted based on the class  principal  balance of such classes, until their respective  class principal  balances are reduced to zero,

                                                       2)  to the  Class 6-M-1  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       3)  to the  Class 6-M-2  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       4)  to the  Class 6-M-3  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       5)  to the  Class 6-M-4  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       6)  to the  Class 6-M-5  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       7)  to the  Class 6-M-6  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       8)  to the  Class 6-M-7  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       9)  to the  Class 6-M-8  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       10) to the  Class 6-M-9  Certificates,  until  its  class  principal balance is reduced to zero;

                                                       11) to the  Class 6-M-10  Certificates,  until its  class  principal balance is reduced to zero; and

                                                                        18

                                                       12) for  application as part of group 6 monthly excess  cashflow for such  distribution  date, as described  below,  any such group 6 principal  payment amount remaining after  application  pursuant to clauses 1) through 11) above.

                                            II.      On each  distribution  date (a) on or after the group 6 stepdown  date and (b)  with  respect  to  which a group 6  trigger  event  is not in effect,  the  group 6  principal  payment  amount  will be paid in the following order of priority:

                                                       1)  to the  Class 6-A-1  and  Class 6-A-2  Certificates,  the senior principal payment amount for such  distribution  date, pro rata, weighted based on the class  principal  balance of such classes, until their respective  class principal  balances are reduced to zero;

                                                       2)  to  the  Class 6-M-1  Certificates,  the  Class 6-M-1  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       3)  to  the  Class 6-M-2  Certificates,  the  Class 6-M-2  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       4)  to  the  Class 6-M-3  Certificates,  the  Class 6-M-3  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       5)  to  the  Class 6-M-4  Certificates,  the  Class 6-M-4  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       6)  to  the  Class 6-M-5  Certificates,  the  Class 6-M-5  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       7)  to  the  Class 6-M-6  Certificates,  the  Class 6-M-6  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       8)  to  the  Class 6-M-7  Certificates,  the  Class 6-M-7  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       9)  to  the  Class 6-M-8  Certificates,  the  Class 6-M-8  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       10) to  the  Class 6-M-9  Certificates,  the  Class 6-M-9  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;

                                                       11) to the Class 6-M-10  Certificates,  the  Class 6-M-10  principal payment  amount  for such  distribution  date,  until  its class principal balance is reduced to zero;  and

                                                       12) for  application as part of group 6 monthly excess  cashflow for such  distribution  date, as described  below,  any such group 6 principal  payment amount remaining after  application  pursuant to clauses (1) through 11) above.

                                                                        19

      Group 6 Distribution of
      Monthly Excess Cashflow.......   On each  distribution  date, the group 6 monthly excess cashflow will be distributed in the following order of priority:

                                            (1) until the aggregate  class  principal  balance of the Group 6  Certificates equals the aggregate  loan group balance of the group 6  mortgage loans for such  distribution  date minus the group 6  targeted  overcollateralization amount for such date:

                                                (A) on each  distribution  date (a) prior to the group 6  stepdown  date or
                                                (b) with  respect  to which a group 6 trigger  event is in  effect,  to the extent of group 6 monthly excess  interest for such  distribution  date, to the Group 6 Certificates, in the following order of priority:

                                                    (i)   to  the  Class 6-A-1  and  Class 6-A-2  Certificates,  pro  rata, weighted  based on the class  principal  balance of such classes, until their  respective  class principal  balances are reduced to zero;

                                                    (ii)  to  the  Class 6-M-1  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (iii) to  the  Class 6-M-2  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (iv)  to  the  Class 6-M-3  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (v)   to  the  Class 6-M-4  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (vi)  to  the  Class 6-M-5  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (vii) to  the  Class 6-M-6  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (viii)        to  the   Class 6-M-7   Certificates,   until  its  class
                                                          principal balance is reduced to zero;

                                                    (ix)  to  the  Class 6-M-8  Certificates,  until  its  class  principal balance is reduced to zero;

                                                    (x)   to  the  Class 6-M-9  Certificates,  until  its  class  principal balance is reduced to zero; and

                                                    (xi)  to the  Class 6-M-10  Certificates,  until  its  class  principal balance is reduced to zero;

                                                (B) on each  distribution  date on or after the group 6  stepdown  date and with  respect to which a group 6 trigger  event is not in  effect,  to fund any principal  distributions  required to be made on such distribution date as set forth above,  after giving effect to the distribution of the group 6 principal  payment amount for such date, in accordance  with the priorities set forth above;

                                            (2) to the Class 6-A-2 Certificates, any deferred amount for such class;

                                            (3) to the Class 6-M-1 Certificates, any deferred amount for such class;

                                            (4) to the Class 6-M-2 Certificates, any deferred amount for such class;

                                            (5) to the Class 6-M-3 Certificates, any deferred amount for such class;

                                            (6) to the Class 6-M-4 Certificates, any deferred amount for such class;

                                                                        20

                                            (7) to the Class 6-M-5 Certificates, any deferred amount for such class;

                                            (8) to the Class 6-M-6 Certificates, any deferred amount for such class;

                                            (9) to the Class 6-M-7 Certificates, any deferred amount for such class;

                                            (10)to the Class 6-M-8 Certificates, any deferred amount for such class;

                                            (11)to the Class 6-M-9 Certificates, any deferred amount for such class;

                                            (12)to the Class 6-M-10 Certificates, any deferred amount for such class;

                                            (13)to the Class  6-A-1  Certificates  and Class 6-A-2  Certificates,  pro rata based on amounts due, any basis risk shortfall on such classes;

                                            (14)to the Class 6-M-1 Certificates, any basis risk shortfall for such class;

                                            (15)to the Class 6-M-2 Certificates, any basis risk shortfall for such class;

                                            (16)to the Class 6-M-3 Certificates, any basis risk shortfall for such class;

                                            (17)to the Class 6-M-4 Certificates, any basis risk shortfall for such class;

                                            (18)to the Class 6-M-5 Certificates, any basis risk shortfall for such class;

                                            (19)to the Class 6-M-6 Certificates, any basis risk shortfall for such class;

                                            (20)to the Class 6-M-7 Certificates, any basis risk shortfall for such class;

                                            (21)to the Class 6-M-8 Certificates, any basis risk shortfall for such class;

                                            (22)to the Class 6-M-9 Certificates, any basis risk shortfall for such class;

                                            (23)to the Class 6-M-10 Certificates, any basis risk shortfall for such class;

                                            (24)to the Class 6-X  Certificates,  the amount distributable  thereon pursuant to the pooling and servicing agreement; and

                                            (25)to the Class AR and AR-L  Certificates,  any remaining  amount (no payments are expected to be made to the Class AR Certificates under this clause).
      Group 6 Net Funds Cap.........   The pass-through  rates on each class of Group 6 Certificates  (other than the Class
                                       6-X Certificates) are subject to the group 6 net funds cap.

                                       On any  distribution  date,  the group 6 net funds  cap will  equal (a) a  fraction, expressed as a percentage,  the numerator of which is the product of (1) the group 6 optimal interest  remittance amount for such date and (2) 12, and the denominator of which is the aggregate  loan group balance of the mortgage loans in loan group 6 for the  immediately  preceding  distribution  date,  multiplied by (b) a fraction,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the immediately preceding accrual period.

                                       On any  distribution  date, if the current interest rate (calculated on the basis of the lesser of (x) one month  LIBOR plus the  applicable  certificate  margin and (y)
                                       the  maximum  interest  rate) on any class of Group 6  Certificates  (other than the
                                       Class 6-X  Certificates)  is limited by the related net funds cap,  such  difference will constitute a basis risk shortfall.

                                       A schedule of the group 6 net funds cap is included in this document.

      Group 6 Interest Rate Corridor
            Agreement...               On or before the closing date, the trustee, acting on behalf of the trust, will enter into an interest rate cap agreement with [Credit Suisse International], as counterparty, whereby, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment

                                                                        21

                                       date.  Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related account established by the trust administrator.  Amounts on deposit in the interest rate cap account will be distributed on any distribution date in the following order of priority:

                                            1.  to pay Class 6-A-1 and 6-A-2, pro rata, weighted based on amounts due, current interest and any carryforward interest, to the extent unpaid from the group 6 interest remittance amount;
                                            2.  to pay the Class 6-M-1, Class 6-M-2, Class 6-M-3, Class 6-M-4, Class
                                                6-M-5, Class 6-M-6, Class 6-M-7, Class 6-M-8, Class 6-M-9 and Class 6-M-10
                                                Certificates, in that order, current interest and any carryforward interest, to the extent unpaid from the group 6 interest remittance amount;
                                            3.  to the group 6 principal remittance amount, the Net Cumulative Realized
                                                Loss Amount on such distribution date;
                                            4.  to pay the 6-A-2, 6-M-1, Class 6-M-2, Class 6-M-3, Class 6-M-4, Class
                                                6-M-5, Class 6-M-6, Class 6-M-7, Class 6-M-8, Class 6-M-9 and Class 6-M-10
                                                Certificates, in that order, any deferred amount, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under group 6 monthly excess cashflow on such distribution date;
                                            5.    to pay, first to the Class 6-A-1 and 6-A-2 Certificates, on a pro rata basis, weighted based on amounts due, and second, sequentially to the
                                                6-M-1, Class 6-M-2, Class 6-M-3, Class 6-M-4, Class 6-M-5, Class 6-M-6,
                                                Class 6-M-7, Class 6-M-8, Class 6-M-9 and Class 6-M-10 Certificates, any
                                                unpaid basis risk shortfalls for such distribution date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder in group 6 monthly excess cashflow on such distribution date; and
                                            6.     to the Class 6-X Certificates.

                                       Under the  interest  rate cap  agreement,  the cap  counterparty  will agree to make payments on each payment date equal to the product of (i) a fraction,  the numerator of which is the  actual  number  of days  elapsed  since the  immediately  preceding interest  rate cap  agreement  payment  date (or, in the case of the first  interest rate cap agreement payment date, the closing date) through,  but not including,  the current  interest  rate  cap  agreement  payment  date,  subject  to  the  "Modified
                                       Following"   Business  Day   Convention   (within  the  meaning  of  the  2000  ISDA
                                       Definitions),  and the  denominator of which is 360,  (ii) a notional amount (as set forth on p.[TBD] for such scheduled  interest rate corridor  agreement payment date)
                                       and (iii) the  percentage equal to the difference  between (1) the lesser of (a) the
                                       Index  Rate for such  period  and  (b) the  upper  strike  rate for that  period and
                                       (2) the  lower  strike  rate for that  period  (as set  forth on p.  [TBD]  for such interest rate corridor agreement payment date); provided,  that if the Index Rate is less than or equal to the applicable  lower strike rate, then the payment amount due under the interest  rate cap  agreement  will be zero.  Generally,  the "Index Rate"
                                       will be the  rate  for  one-month  deposits  in U.S.  Dollars  which  appear  on the
                                       Telerate  Page 3750 two London  banking  days prior to the first day of the  related accrual  period for the interest rate cap agreement or, if such rate does not appear on the  Telerate  Page  3750,  the  rate  determined  based  on the  rates  at which one-month  deposits  in  U.S. Dollars  are offered by the  reference  banks to prime banks in the London interbank market.

                                       Unless  terminated  earlier,  the interest rate cap agreement  will terminate on the date  specified  in  the  prospectus  supplement.  Both  the  trustee  and  the  cap counterparty  will have the right to terminate  the interest  rate cap agreement for certain  reasons set forth in the  documentation  associated with each interest rate cap agreement,  including,  without  limitation,  the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder.

                                                                        22

         VI.   CAP NOTIONAL SCHEDULE

Trust to buy a Corridor Cap:    i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:            1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:                   See Schedule below
Ceiling Strike:                 See Schedule below
Uncaps security to:             10.00%
Initial Notional:               $850,167,000
Basis:                          Act/360
Pricing Speed:                  20 CPB
Close Date:                     2/28/2007
1st Pay Date:                   3/25/2007
Maturity:                       1/25/2012

                                  Notional        LIBOR    LIBOR     Corridor
      Period           Date       Balance         Strike    Cap       (bps)
           1      3/25/2007     850,167,000       8.494%   9.814%     131.9
           2      4/25/2007     833,114,109       6.815%   9.814%     299.9
           3      5/25/2007     817,136,918       7.048%   9.814%     276.6
           4      6/25/2007     799,242,808       6.816%   9.814%     299.8
           5      7/25/2007     783,646,959       7.051%   9.814%     276.3
           6      8/25/2007     750,262,480       6.867%   9.814%     294.7
           7      9/25/2007     734,094,701       6.869%   9.814%     294.5
           8     10/25/2007     720,286,220       7.104%   9.814%     271.0
           9     11/25/2007     706,589,050       6.869%   9.814%     294.5
          10     12/25/2007     693,212,586       7.104%   9.814%     270.9
          11      1/25/2008     680,162,454       6.869%   9.814%     294.5
          12      2/25/2008     665,952,081       6.873%   9.814%     294.1
          13      3/25/2008     653,409,249       7.360%   9.814%     245.4
          14      4/25/2008     641,098,991       6.873%   9.814%     294.1
          15      5/25/2008     628,694,046       7.108%   9.814%     270.6
          16      6/25/2008     616,842,327       6.872%   9.814%     294.2
          17      7/25/2008     604,551,690       7.108%   9.814%     270.6
          18      8/25/2008     592,954,908       6.873%   9.814%     294.1
          19      9/25/2008     579,848,259       6.870%   9.814%     294.4
          20     10/25/2008     568,505,801       7.106%   9.814%     270.8
          21     11/25/2008     551,213,001       6.867%   9.814%     294.7
          22     12/25/2008     539,274,034       7.103%   9.814%     271.0
          23      1/25/2009     516,019,525       6.873%   9.814%     294.1
          24      2/25/2009     505,847,448       6.873%   9.814%     294.1
          25      3/25/2009     496,276,094       7.629%   9.814%     218.5
          26      4/25/2009     486,882,308       6.872%   9.814%     294.1
          27      5/25/2009     477,662,803       7.108%   9.814%     270.6
          28      6/25/2009     468,468,458       6.872%   9.814%     294.1
          29      7/25/2009     455,180,936       7.107%   9.814%     270.7
          30      8/25/2009     437,485,647       6.876%   9.814%     293.8
          31      9/25/2009     427,201,040       6.876%   9.814%     293.8
          32     10/25/2009     416,126,417       7.113%   9.814%     270.1
          33     11/25/2009     392,181,103       6.894%   9.814%     291.9
          34     12/25/2009     370,822,930       7.153%   9.814%     266.1
          35      1/25/2010     363,255,789       6.916%   9.814%     289.7
          36      2/25/2010     355,785,139       6.918%   9.814%     289.6
          37      3/25/2010     349,000,321       7.679%   9.814%     213.5
          38      4/25/2010     343,836,093       6.918%   9.814%     289.6
          39      5/25/2010     337,425,041       7.155%   9.814%     265.9
          40      6/25/2010     331,133,026       6.918%   9.814%     289.6
          41      7/25/2010     324,957,844       7.155%   9.814%     265.9
          42      8/25/2010     318,897,331       6.918%   9.814%     289.6
          43      9/25/2010     312,949,365       6.918%   9.814%     289.6
          44     10/25/2010     307,111,860       7.154%   9.814%     265.9
          45     11/25/2010     301,382,771       6.918%   9.814%     289.6
          46     12/25/2010     295,760,090       7.154%   9.814%     265.9
          47      1/25/2011     290,167,359       6.918%   9.814%     289.6
          48      2/25/2011     284,753,083       6.918%   9.814%     289.6
          49      3/25/2011     279,439,383       7.679%   9.814%     213.5
          50      4/25/2011     272,392,838       6.919%   9.814%     289.5
          51      5/25/2011     264,742,479       7.159%   9.814%     265.4
          52      6/25/2011     259,753,429       6.922%   9.814%     289.2
          53      7/25/2011     254,482,810       7.160%   9.814%     265.4
          54      8/25/2011     241,151,985       6.923%   9.814%     289.0
          55      9/25/2011     231,357,931       6.927%   9.814%     288.7
          56     10/25/2011     207,016,583       7.183%   9.814%     263.1
          57     11/25/2011     189,353,261       6.947%   9.814%     286.7
          58     12/25/2011       8,219,817       7.174%   9.814%     264.0
          59      1/25/2012          27,175       6.946%   9.814%     286.8

                                                                        23

         VII.  BOND PROFILES

             GROUPS 1, 2, 3 and 4 BOND PROFILES TO CALL*:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                      15 CPB / Call (Y)         20 CPB / Call (Y)        22 CPB / Call (Y)         25 CPB / Call (Y)         27 CPB / Call (Y)        30 CPB / Call (Y)         35 CPB / Call (Y)         40 CPB / Call (Y)        45 CPB / Call (Y)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              1A1 Run to the earliest of the 10% Call and each underlying loans' reset
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           2.11                      1.95                      1.89                     1.80                      1.74                      1.66                     1.52                      1.40                      1.28
                 Principal Window       Mar07 - Nov09             Mar07 - Nov09            Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09            Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09            Mar07 - Nov09
               Principal # Months            33                        33                        33                       33                        33                        33                       33                        33                        33
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              2A1 Run to the earliest of the 10% Call and each underlying loans' reset
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           3.16                      2.79                      2.66                     2.46                      2.34                      2.16                     1.90                      1.65                      1.41
                 Principal Window       Mar07 - Jan12             Mar07 - Jan12            Mar07 - Jan12             Mar07 - Dec11             Mar07 - Dec11            Mar07 - Nov11             Mar07 - Sep11             Mar07 - May11            Mar07 - Oct10
               Principal # Months            59                        59                        59                       58                        58                        57                       55                        51                        44
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              3A1 Run to the earliest of the 10% Call and each underlying loans' reset
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           3.87                      3.10                      2.79                     2.51                      2.39                      2.19                     1.91                      1.65                      1.42
                 Principal Window       Mar07 - Aug13             Mar07 - Oct12            Mar07 - Mar12             Mar07 - Dec11             Mar07 - Dec11            Mar07 - Nov11             Mar07 - Sep11             Mar07 - May11            Mar07 - Oct10
               Principal # Months            78                        68                        61                       58                        58                        57                       55                        51                        44
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              4A1 Run to the earliest of the 10% Call and each underlying loans' reset
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           3.16                      2.79                      2.66                     2.46                      2.34                      2.17                     1.90                      1.65                      1.41
                 Principal Window       Mar07 - Feb12             Mar07 - Feb12            Mar07 - Feb12             Mar07 - Dec11             Mar07 - Dec11            Mar07 - Nov11             Mar07 - Sep11             Mar07 - May11            Mar07 - Oct10
               Principal # Months            60                        60                        60                       58                        58                        57                       55                        51                        44
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                       CB Classes Run to the earliest of the 10% Call and each underlying loans' reset
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           5.01                      4.47                      4.20                     4.05                      3.97                      3.82                     3.56                      3.25                      2.85
                 Principal Window       Mar07 - Aug13             Mar07 - Oct12            Mar07 - Mar12             Mar07 - Dec11             Mar07 - Dec11            Mar07 - Nov11             Mar07 - Sep11             Mar07 - May11            Mar07 - Oct10
               Principal # Months            78                        68                        61                       58                        58                        57                       55                        51                        44
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

           Assumes:

         1 Month LIBOR:             [5.32000]%
         6 Month LIBOR:             [5.40000]%
         1 Year LIBOR:              [5.42375]%
         1 Year CMT:                [5.10000]%

             * WAL's calculated from the settlement date assuming a 30/360 basis.

                                                                        24

         BOND PROFILES (Cont.)

             GROUPS 1, 2, 3 and 4 BOND PROFILES TO MATURITY*:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                      15 CPB / Call (N)         20 CPB / Call (N)         22 CPB / Call (N)         25 CPB / Call (N)         27 CPB / Call (N)         30 CPB / Call (N)        35 CPB / Call (N)         40 CPB / Call (N)         45 CPB / Call (N)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              1A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           2.11                      1.95                      1.89                      1.80                      1.74                      1.66                      1.52                     1.40                      1.28
                 Principal Window       Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09            Mar07 - Nov09             Mar07 - Nov09             Mar07 - Nov09
               Principal # Months            33                        33                        33                        33                        33                        33                        33                       33                        33
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              2A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           3.16                      2.79                      2.66                      2.46                      2.34                      2.17                      1.91                     1.68                      1.48
                 Principal Window       Mar07 - Jan12             Mar07 - Jan12             Mar07 - Jan12             Mar07 - Jan12             Mar07 - Jan12             Mar07 - Jan12            Mar07 - Jan12             Mar07 - Jan12             Mar07 - Jan12
               Principal # Months            59                        59                        59                        59                        59                        59                        59                       59                        59
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              3A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           3.90                      3.32                      3.12                      2.83                      2.66                      2.42                      2.08                     1.79                      1.55
                 Principal Window       Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14            Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14
               Principal # Months            83                        83                        83                        83                        83                        83                        83                       83                        83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              4A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           3.16                      2.79                      2.66                      2.46                      2.34                      2.17                      1.91                     1.68                      1.48
                 Principal Window       Mar07 - Feb12             Mar07 - Feb12             Mar07 - Feb12             Mar07 - Feb12             Mar07 - Feb12             Mar07 - Feb12            Mar07 - Feb12             Mar07 - Feb12             Mar07 - Feb12
               Principal # Months            60                        60                        60                        60                        60                        60                        60                       60                        60
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                       CB Classes Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           5.04                      4.64                      4.46                      4.32                      4.21                      4.04                      3.76                     3.49                      3.20
                 Principal Window       Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14            Mar07 - Jan14             Mar07 - Jan14             Mar07 - Jan14
               Principal # Months            83                        83                        83                        83                        83                        83                        83                       83                        83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

           Assumes:

         1 Month LIBOR:             [5.32000]%
         6 Month LIBOR:             [5.40000]%
         1 Year LIBOR:              [5.42375]%
         1 Year CMT:                [5.10000]%

             * WAL's calculated from the settlement date assuming a 30/360 basis.

                                                                        25

         BOND PROFILES (Cont.)

         GROUP 6 CERTIFICATE PROFILES TO CALL*:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                      15 CPR / Call (Y)         20 CPR / Call (Y)        25 CPR / Call (Y)         28 CPR / Call (Y)         30 CPR / Call (Y)        32 CPR / Call (Y)         35 CPR / Call (Y)         40 CPR / Call (Y)        45 CPR / Call (Y)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                        6A1 & 6A2 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           5.08                      3.77                      2.93                     2.57                      2.36                      2.18                     1.94                      1.61                      1.35
                 Principal Window       Mar07 - Aug20             Mar07 - Apr17            Mar07 - Jan15             Mar07 - Feb14             Mar07 - Jul13            Mar07 - Feb13             Mar07 - Jun12             Mar07 - Aug11            Mar07 - Jan11
               Principal # Months            162                       122                       95                       84                        77                        72                       64                        54                        47
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M1 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.23                     4.72                      4.44                      4.24                     4.00                      3.80                      3.80
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Apr10 - Jan15             May10 - Feb14             May10 - Jul13            Jun10 - Feb13             Jun10 - Jun12             Aug10 - Aug11            Oct10 - Jan11
               Principal # Months            112                       86                        58                       46                        39                        33                       25                        13                        4
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M2 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.23                     4.70                      4.43                      4.21                     3.96                      3.72                      3.66
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Apr10 - Jan15             Apr10 - Feb14             May10 - Jul13            May10 - Feb13             Jun10 - Jun12             Jul10 - Aug11            Aug10 - Jan11
               Principal # Months            112                       86                        58                       47                        39                        34                       25                        14                        6
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M3 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.22                     4.69                      4.40                      4.21                     3.92                      3.66                      3.57
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Mar10 - Jan15             Apr10 - Feb14             Apr10 - Jul13            May10 - Feb13             May10 - Jun12             Jun10 - Aug11            Jul10 - Jan11
               Principal # Months            112                       86                        59                       47                        40                        34                       26                        15                        7
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                              6M4 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.21                     4.69                      4.40                      4.18                     3.92                      3.64                      3.52
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Mar10 - Jan15             Apr10 - Feb14             Apr10 - Jul13            Apr10 - Feb13             May10 - Jun12             Jun10 - Aug11            Jul10 - Jan11
               Principal # Months            112                       86                        59                       47                        40                        35                       26                        15                        7
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M5 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.21                     4.69                      4.40                      4.17                     3.90                      3.60                      3.46
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Mar10 - Jan15             Mar10 - Feb14             Apr10 - Jul13            Apr10 - Feb13             Apr10 - Jun12             May10 - Aug11            Jun10 - Jan11
               Principal # Months            112                       86                        59                       48                        40                        35                       27                        16                        8
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M6 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.21                     4.67                      4.40                      4.17                     3.88                      3.59                      3.43
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Mar10 - Jan15             Mar10 - Feb14             Mar10 - Jul13            Apr10 - Feb13             Apr10 - Jun12             May10 - Aug11            May10 - Jan11
               Principal # Months            112                       86                        59                       48                        41                        35                       27                        16                        9
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M7 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.91                      6.62                      5.21                     4.67                      4.37                      4.17                     3.88                      3.55                      3.39
                 Principal Window       May11 - Aug20             Mar10 - Apr17            Mar10 - Jan15             Mar10 - Feb14             Mar10 - Jul13            Mar10 - Feb13             Apr10 - Jun12             Apr10 - Aug11            May10 - Jan11
               Principal # Months            112                       86                        59                       48                        41                        36                       27                        17                        9
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M8 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.76                      6.50                      5.13                     4.58                      4.30                      4.06                     3.81                      3.49                      3.31
                 Principal Window       May11 - Jul20             Mar10 - Mar17            Mar10 - Jan15             Mar10 - Jan14             Mar10 - Jul13            Mar10 - Jan13             Mar10 - Jun12             Apr10 - Aug11            Apr10 - Dec10
               Principal # Months            111                       85                        59                       47                        41                        35                       28                        17                        9
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M9 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.39                      6.20                      4.89                     4.38                      4.11                      3.89                     3.62                      3.35                      3.18
                 Principal Window       May11 - Apr19             Mar10 - Mar16            Mar10 - Mar14             Mar10 - May13             Mar10 - Nov12            Mar10 - Jun12             Mar10 - Nov11             Mar10 - Feb11            Apr10 - Aug10
               Principal # Months            96                        73                        49                       39                        33                        28                       21                        12                        5
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                             6M10 Run to 10% Call
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           7.68                      5.64                      4.46                     4.00                      3.76                      3.56                     3.33                      3.11                      3.09
                 Principal Window       May11 - Sep17             Mar10 - Dec14            Mar10 - Mar13             Mar10 - Jun12             Mar10 - Jan12            Mar10 - Sep11             Mar10 - Mar11             Mar10 - Aug10            Mar10 - Apr10
               Principal # Months            77                        58                        37                       28                        23                        19                       13                         6                        2
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

           Assumes:

         1 Month LIBOR:             [5.32000]%
         6 Month LIBOR:             [5.40000]%
         1 Year LIBOR:              [5.42375]%
         1 Year CMT:                [5.10000]%

             * WAL's calculated from the settlement date assuming a 30/360 basis..

                                                                        26

         BOND PROFILES (Cont.)

         GROUP 6 CERTIFICATE PROFILES TO MATURITY*:

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                      15 CPR / Call (N)         20 CPR / Call (N)         25 CPR / Call (N)         28 CPR / Call (N)         30 CPR / Call (N)         32 CPR / Call (N)        35 CPR / Call (N)         40 CPR / Call (N)         45 CPR / Call (N)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                        6A1 & 6A2 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           5.47                      4.09                      3.20                      2.81                      2.59                      2.39                      2.13                     1.77                      1.48
                 Principal Window       Mar07 - Jan33             Mar07 - Aug28             Mar07 - Sep24             Mar07 - Sep22             Mar07 - Aug21             Mar07 - Aug20            Mar07 - Apr19             Mar07 - Jun17             Mar07 - Dec15
               Principal # Months            311                       258                       211                       187                       174                       162                      146                       124                       106
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M1 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           9.58                      7.16                      5.69                      5.12                      4.82                      4.58                      4.32                     4.06                      4.02
                 Principal Window       May11 - Jul26             Mar10 - Feb22             Apr10 - Jan19             May10 - Aug17             May10 - Nov16             Jun10 - Feb16            Jun10 - Mar15             Aug10 - Dec13             Oct10 - Dec12
               Principal # Months            183                       144                       106                       88                        79                        69                        58                       41                        27
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M2 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           9.51                      7.10                      5.64                      5.05                      4.76                      4.51                      4.24                     3.96                      3.85
                 Principal Window       May11 - Sep25             Mar10 - May21             Apr10 - Jun18             Apr10 - Feb17             May10 - May16             May10 - Sep15            Jun10 - Oct14             Jul10 - Aug13             Aug10 - Sep12
               Principal # Months            173                       135                       99                        83                        73                        65                        53                       38                        26
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M3 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           9.44                      7.04                      5.58                      5.00                      4.69                      4.47                      4.17                     3.87                      3.74
                 Principal Window       May11 - Aug24             Mar10 - Jul20             Mar10 - Oct17             Apr10 - Jul16             Apr10 - Oct15             May10 - Feb15            May10 - Apr14             Jun10 - Mar13             Jul10 - Apr12
               Principal # Months            160                       125                       92                        76                        67                        58                        48                       34                        22
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M4 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           9.37                      6.98                      5.53                      4.96                      4.65                      4.40                      4.13                     3.82                      3.66
                 Principal Window       May11 - Dec23             Mar10 - Jan20             Mar10 - Apr17             Apr10 - Feb16             Apr10 - May15             Apr10 - Oct14            May10 - Jan14             Jun10 - Dec12             Jul10 - Feb12
               Principal # Months            152                       119                       86                        71                        62                        55                        45                       31                        20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M5 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           9.28                      6.91                      5.46                      4.90                      4.60                      4.35                      4.07                     3.74                      3.57
                 Principal Window       May11 - Apr23             Mar10 - Jun19             Mar10 - Nov16             Mar10 - Sep15             Apr10 - Jan15             Apr10 - Jun14            Apr10 - Sep13             May10 - Aug12             Jun10 - Nov11
               Principal # Months            144                       112                       81                        67                        58                        51                        42                       28                        18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M6 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           9.15                      6.81                      5.38                      4.80                      4.53                      4.28                      3.99                     3.68                      3.50
                 Principal Window       May11 - Jun22             Mar10 - Sep18             Mar10 - Apr16             Mar10 - Feb15             Mar10 - Jul14             Apr10 - Dec13            Apr10 - Apr13             May10 - Apr12             May10 - Aug11
               Principal # Months            134                       103                       74                        60                        53                        45                        37                       24                        16
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M7 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.98                      6.68                      5.27                      4.71                      4.42                      4.20                      3.91                     3.58                      3.41
                 Principal Window       May11 - Jun21             Mar10 - Dec17             Mar10 - Aug15             Mar10 - Aug14             Mar10 - Jan14             Mar10 - Jul13            Apr10 - Nov12             Apr10 - Dec11             May10 - Apr11
               Principal # Months            122                       94                        66                        54                        47                        41                        32                       21                        12
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M8 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.76                      6.50                      5.13                      4.58                      4.30                      4.06                      3.81                     3.49                      3.31
                 Principal Window       May11 - Jul20             Mar10 - Mar17             Mar10 - Jan15             Mar10 - Jan14             Mar10 - Jul13             Mar10 - Jan13            Mar10 - Jun12             Apr10 - Aug11             Apr10 - Dec10
               Principal # Months            111                       85                        59                        47                        41                        35                        28                       17                         9
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              6M9 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           8.39                      6.20                      4.89                      4.38                      4.11                      3.89                      3.62                     3.35                      3.18
                 Principal Window       May11 - Apr19             Mar10 - Mar16             Mar10 - Mar14             Mar10 - May13             Mar10 - Nov12             Mar10 - Jun12            Mar10 - Nov11             Mar10 - Feb11             Apr10 - Aug10
               Principal # Months            96                        73                        49                        39                        33                        28                        21                       12                         5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                             6M10 Run to Maturity
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                              WAL           7.68                      5.64                      4.46                      4.00                      3.76                      3.56                      3.33                     3.11                      3.09
                 Principal Window       May11 - Sep17             Mar10 - Dec14             Mar10 - Mar13             Mar10 - Jun12             Mar10 - Jan12             Mar10 - Sep11            Mar10 - Mar11             Mar10 - Aug10             Mar10 - Apr10
               Principal # Months            77                        58                        37                        28                        23                        19                        13                        6                         2
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

           Assumes:

         1 Month LIBOR:             [5.32000]%
         6 Month LIBOR:             [5.40000]%
         1 Year LIBOR:              [5.42375]%
         1 Year CMT:                [5.10000]%

             * WAL's calculated from the settlement date assuming a 30/360 basis.

                                                                        27

      VIII.    Net Funds Cap

      Group 6 - Flat LIBOR*

      Note: All Group 6 Certificates are subject to an 11.00% hard cap.

        Period  Distribution   Day      AFC       AFC**      Period  Distribution    Day    AFC       AFC**
                   Date       Count    30/360    Act/360                Date        Count 30/360    Act/360
          1     25-Mar-07      25      7.234      8.681        37     25-Mar-10      28    7.479      8.013
          2     25-Apr-07      31      7.234      7.001        38     25-Apr-10      31    7.479      7.238
          3     25-May-07      30      7.235      7.235        39     25-May-10      30    7.479      7.479
          4     25-Jun-07      31      7.239      7.006        40     25-Jun-10      31    7.480      7.239
          5     25-Jul-07      30      7.240      7.240        41     25-Jul-10      30    7.480      7.480
          6     25-Aug-07      31      7.291      7.056        42     25-Aug-10      31    7.480      7.239
          7     25-Sep-07      31      7.293      7.058        43     25-Sep-10      31    7.480      7.239
          8     25-Oct-07      30      7.293      7.293        44     25-Oct-10      30    7.480      7.480
          9     25-Nov-07      31      7.294      7.059        45     25-Nov-10      31    7.480      7.239
         10     25-Dec-07      30      7.294      7.294        46     25-Dec-10      30    7.480      7.480
         11     25-Jan-08      31      7.294      7.059        47     25-Jan-11      31    7.481      7.239
         12     25-Feb-08      31      7.298      7.062        48     25-Feb-11      31    7.481      7.239
         13     25-Mar-08      29      7.297      7.549        49     25-Mar-11      28    7.481      8.015
         14     25-Apr-08      31      7.297      7.062        50     25-Apr-11      31    7.487      7.246
         15     25-May-08      30      7.298      7.298        51     25-May-11      30    7.496      7.496
         16     25-Jun-08      31      7.299      7.063        52     25-Jun-11      31    7.496      7.254
         17     25-Jul-08      30      7.302      7.302        53     25-Jul-11      30    7.496      7.496
         18     25-Aug-08      31      7.302      7.066        54     25-Aug-11      31    7.525      7.282
         19     25-Sep-08      31      7.308      7.072        55     25-Sep-11      31    7.556      7.312
         20     25-Oct-08      30      7.309      7.309        56     25-Oct-11      30    7.672      7.672
         21     25-Nov-08      31      7.326      7.090        57     25-Nov-11      31    7.756      7.506
         22     25-Dec-08      30      7.332      7.332        58     25-Dec-11      30    8.797      8.797
         23     25-Jan-09      31      7.358      7.121        59     25-Jan-12      31    8.844      8.559
         24     25-Feb-09      31      7.361      7.123        60     25-Feb-12      31    8.845      8.560
         25     25-Mar-09      28      7.361      7.887        61     25-Mar-12      29    8.846      9.151
         26     25-Apr-09      31      7.361      7.124        62     25-Apr-12      31    8.846      8.561
         27     25-May-09      30      7.362      7.362        63     25-May-12      30    8.847      8.847
         28     25-Jun-09      31      7.362      7.125        64     25-Jun-12      31    8.847      8.562
         29     25-Jul-09      30      7.368      7.368        65     25-Jul-12      30    8.848      8.848
         30     25-Aug-09      31      7.383      7.145        66     25-Aug-12      31    8.848      8.562
         31     25-Sep-09      31      7.386      7.148        67     25-Sep-12      31    8.848      8.562
         32     25-Oct-09      30      7.394      7.394        68     25-Oct-12      30    8.848      8.848
         33     25-Nov-09      31      7.447      7.207        69     25-Nov-12      31    8.848      8.563
         34     25-Dec-09      30      7.474      7.474        70     25-Dec-12      30    8.848      8.848
         35     25-Jan-10      31      7.475      7.234        71     25-Jan-13      31    8.848      8.563
         36     25-Feb-10      31      7.478      7.237        72     25-Feb-13      31    8.848      8.563

           *Assumes:

         1 Month LIBOR:             [5.32000]%
         6 Month LIBOR:             [5.40000]%
         1 Year LIBOR:              [5.42375]%
         1 Year CMT:                [5.10000]%
         Assumes all collateral pays at 30% CPR.

         ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

                                                                        28

      Net Funds Cap (Cont.)

      Group 6 - Stressed LIBOR*

      Note: All Group 6 Certificates are subject to an 11.00% hard cap.

      Period   Distribution    Day    AFC         AFC**      Period   Distribution   Day     AFC       AFC**
                  Date        Count  30/360      Act/360                  Date       Count  30/360    Act/360
         1      25-Mar-07      25    7.234        8.681        37      25-Mar-10      28    7.986       8.557
         2      25-Apr-07      31    7.239        7.005        38      25-Apr-10      31    7.987       7.730
         3      25-May-07      30    7.240        7.240        39      25-May-10      30    7.999       7.999
         4      25-Jun-07      31    7.245        7.011        40      25-Jun-10      31    8.004       7.746
         5      25-Jul-07      30    7.247        7.247        41      25-Jul-10      30    8.044       8.044
         6      25-Aug-07      31    7.365        7.128        42      25-Aug-10      31    8.079       7.819
         7      25-Sep-07      31    7.371        7.133        43      25-Sep-10      31    8.083       7.822
         8      25-Oct-07      30    7.371        7.371        44      25-Oct-10      30    8.090       8.090
         9      25-Nov-07      31    7.371        7.133        45      25-Nov-10      31    8.104       7.842
        10      25-Dec-07      30    7.372        7.372        46      25-Dec-10      30    8.157       8.157
        11      25-Jan-08      31    7.372        7.135        47      25-Jan-11      31    8.158       7.895
        12      25-Feb-08      31    7.376        7.139        48      25-Feb-11      31    8.158       7.895
        13      25-Mar-08      29    7.377        7.631        49      25-Mar-11      28    8.158       8.741
        14      25-Apr-08      31    7.377        7.139        50      25-Apr-11      31    8.187       7.923
        15      25-May-08      30    7.379        7.379        51      25-May-11      30    8.233       8.233
        16      25-Jun-08      31    7.383        7.145        52      25-Jun-11      31    8.235       7.969
        17      25-Jul-08      30    7.388        7.388        53      25-Jul-11      30    8.260       8.260
        18      25-Aug-08      31    7.389        7.151        54      25-Aug-11      31    8.450       8.178
        19      25-Sep-08      31    7.404        7.165        55      25-Sep-11      31    8.545       8.269
        20      25-Oct-08      30    7.406        7.406        56      25-Oct-11      30    8.945       8.945
        21      25-Nov-08      31    7.440        7.200        57      25-Nov-11      31    9.210       8.913
        22      25-Dec-08      30    7.449        7.449        58      25-Dec-11      30   12.743      12.743
        23      25-Jan-09      31    7.518        7.276        59      25-Jan-12      31   12.898      12.482
        24      25-Feb-09      31    7.524        7.282        60      25-Feb-12      31   12.902      12.486
        25      25-Mar-09      28    7.528        8.065        61      25-Mar-12      29   12.905      13.350
        26      25-Apr-09      31    7.529        7.286        62      25-Apr-12      31   12.905      12.489
        27      25-May-09      30    7.540        7.540        63      25-May-12      30   12.908      12.908
        28      25-Jun-09      31    7.547        7.304        64      25-Jun-12      31   12.930      12.513
        29      25-Jul-09      30    7.591        7.591        65      25-Jul-12      30   12.932      12.932
        30      25-Aug-09      31    7.631        7.385        66      25-Aug-12      31   12.933      12.515
        31      25-Sep-09      31    7.653        7.406        67      25-Sep-12      31   12.933      12.515
        32      25-Oct-09      30    7.676        7.676        68      25-Oct-12      30   12.933      12.933
        33      25-Nov-09      31    7.865        7.611        69      25-Nov-12      31   12.935      12.518
        34      25-Dec-09      30    7.939        7.939        70      25-Dec-12      30   12.963      12.963
        35      25-Jan-10      31    7.970        7.713        71      25-Jan-13      31   12.967      12.549
        36      25-Feb-10      31    7.983        7.725        72      25-Feb-13      31   12.967      12.549

         * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.
         ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

                                                                        29

         Net Funds Cap (Cont.)

         Group 6 - Stressed LIBOR* with Cap (see "Group 6 Interest Rate Cap" pages [18-19])

         Note: All Group 6 Certificates are subject to an 11.00% hard cap.

      Period   Distribution     Day     AFC       AFC**       Period   Distribution    Day    AFC       AFC**
                  Date         Count  30/360    Act/360                   Date        Count  30/360    Act/360
         1      25-Mar-07       25     8.323      9.988         37      25-Mar-10      28    9.581     10.265
         2      25-Apr-07       31    10.304      9.971         38      25-Apr-10      31   10.391     10.056
         3      25-May-07       30     9.974      9.974         39      25-May-10      30   10.135     10.135
         4      25-Jun-07       31    10.297      9.965         40      25-Jun-10      31   10.408     10.073
         5      25-Jul-07       30     9.966      9.966         41      25-Jul-10      30   10.180     10.180
         6      25-Aug-07       31    10.289      9.957         42      25-Aug-10      31   10.483     10.145
         7      25-Sep-07       31    10.284      9.952         43      25-Sep-10      31   10.486     10.148
         8      25-Oct-07       30     9.964      9.964         44      25-Oct-10      30   10.226     10.226
         9      25-Nov-07       31    10.283      9.951         45      25-Nov-10      31   10.507     10.169
        10      25-Dec-07       30     9.964      9.964         46      25-Dec-10      30   10.294     10.294
        11      25-Jan-08       31    10.282      9.951         47      25-Jan-11      31   10.561     10.221
        12      25-Feb-08       31    10.276      9.944         48      25-Feb-11      31   10.562     10.221
        13      25-Mar-08       29     9.639      9.971         49      25-Mar-11      28    9.759     10.456
        14      25-Apr-08       31    10.275      9.944         50      25-Apr-11      31   10.573     10.232
        15      25-May-08       30     9.957      9.957         51      25-May-11      30   10.331     10.331
        16      25-Jun-08       31    10.280      9.948         52      25-Jun-11      31   10.596     10.254
        17      25-Jul-08       30     9.962      9.962         53      25-Jul-11      30   10.353     10.353
        18      25-Aug-08       31    10.279      9.948         54      25-Aug-11      31   10.725     10.379
        19      25-Sep-08       31    10.286      9.954         55      25-Sep-11      31   10.766     10.419
        20      25-Oct-08       30     9.969      9.969         56      25-Oct-11      30   10.731     10.731
        21      25-Nov-08       31    10.288      9.957         57      25-Nov-11      31   11.085     10.727
        22      25-Dec-08       30     9.976      9.976         58      25-Dec-11      30   12.817     12.817
        23      25-Jan-09       31    10.281      9.949         59      25-Jan-12      31   12.898     12.482
        24      25-Feb-09       31    10.284      9.952         60      25-Feb-12      31   12.902     12.486
        25      25-Mar-09       28     9.379     10.049         61      25-Mar-12      29   12.905     13.350
        26      25-Apr-09       31    10.288      9.956         62      25-Apr-12      31   12.905     12.489
        27      25-May-09       30     9.996      9.996         63      25-May-12      30   12.908     12.908
        28      25-Jun-09       31    10.304      9.971         64      25-Jun-12      31   12.930     12.513
        29      25-Jul-09       30    10.021     10.021         65      25-Jul-12      30   12.932     12.932
        30      25-Aug-09       31    10.301      9.968         66      25-Aug-12      31   12.933     12.515
        31      25-Sep-09       31    10.309      9.976         67      25-Sep-12      31   12.933     12.515
        32      25-Oct-09       30    10.022     10.022         68      25-Oct-12      30   12.933     12.933
        33      25-Nov-09       31    10.381     10.046         69      25-Nov-12      31   12.935     12.518
        34      25-Dec-09       30    10.077     10.077         70      25-Dec-12      30   12.963     12.963
        35      25-Jan-10       31    10.372     10.038         71      25-Jan-13      31   12.967     12.549
        36      25-Feb-10       31    10.378     10.043         72      25-Feb-13      31   12.967     12.549

         * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 20% CPR.
         ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

                                                                        30

         IX.   GROUP 6 EXCESS INTEREST

               Assuming Flat Rates *

      Period   Distribution   XS-Interest**  Period   Distribution  XS-Interest**
                   Date            (%)                     Date          (%)
         1       25-Mar-07       2.7147       37        25-Mar-10      2.4780
         2       25-Apr-07       1.6182       38        25-Apr-10      1.8803
         3       25-May-07       1.8007       39        25-May-10      2.0712
         4       25-Jun-07       1.6251       40        25-Jun-10      1.8928
         5       25-Jul-07       1.8082       41        25-Jul-10      2.0768
         6       25-Aug-07       1.6788       42        25-Aug-10      1.8936
         7       25-Sep-07       1.6824       43        25-Sep-10      1.8935
         8       25-Oct-07       1.8643       44        25-Oct-10      2.0767
         9       25-Nov-07       1.6851       45        25-Nov-10      1.8935
        10       25-Dec-07       1.8671       46        25-Dec-10      2.0791
        11       25-Jan-08       1.6876       47        25-Jan-11      1.9022
        12       25-Feb-08       1.6924       48        25-Feb-11      1.9080
        13       25-Mar-08       2.0581       49        25-Mar-11      2.4668
        14       25-Apr-08       1.6950       50        25-Apr-11      1.9266
        15       25-May-08       1.8777       51        25-May-11      2.1251
        16       25-Jun-08       1.6990       52        25-Jun-11      1.9484
        17       25-Jul-08       1.8838       53        25-Jul-11      2.1392
        18       25-Aug-08       1.7052       54        25-Aug-11      1.9911
        19       25-Sep-08       1.7127       55        25-Sep-11      2.0298
        20       25-Oct-08       1.8960       56        25-Oct-11      2.3411
        21       25-Nov-08       1.7345       57        25-Nov-11      2.2511
        22       25-Dec-08       1.9220       58        25-Dec-11      3.5144
        23       25-Jan-09       1.7698       59        25-Jan-12      3.3873
        24       25-Feb-09       1.7742       60        25-Feb-12      3.3982
        25       25-Mar-09       2.3268       61        25-Mar-12      3.7779
        26       25-Apr-09       1.7783       62        25-Apr-12      3.4199
        27       25-May-09       1.9618       63        25-May-12      3.6154
        28       25-Jun-09       1.7832       64        25-Jun-12      3.4429
        29       25-Jul-09       1.9725       65        25-Jul-12      3.6389
        30       25-Aug-09       1.8083       66        25-Aug-12      3.4668
        31       25-Sep-09       1.8139       67        25-Sep-12      3.4791
        32       25-Oct-09       2.0049       68        25-Oct-12      3.6756
        33       25-Nov-09       1.8797       69        25-Nov-12      3.5049
        34       25-Dec-09       2.0921       70        25-Dec-12      3.7018
        35       25-Jan-10       1.9127       71        25-Jan-13      3.5318
        36       25-Feb-10       1.9184       72        25-Feb-13      3.5456

           *Assumes:

         1 Month LIBOR:             [5.32000]%
         6 Month LIBOR:             [5.40000]%
         1 Year LIBOR:              [5.42375]%
         1 Year CMT:                [5.10000]%

           ** Assumes all collateral pays at 30% CPR.

                                                                        31

         GROUP 6 EXCESS INTEREST (CONT.)

         Forward Curve*

       Period    Distribution    XS-Interest**   Period     Distribution  XS-Interest**
                    Date             (%)                       Date            (%)
         1        25-Mar-07         2.7147        37         25-Mar-10       2.7790
         2        25-Apr-07         1.6182        38         25-Apr-10       2.2020
         3        25-May-07         1.7747        39         25-May-10       2.3661
         4        25-Jun-07         1.6020        40         25-Jun-10       2.1793
         5        25-Jul-07         1.7994        41         25-Jul-10       2.3390
         6        25-Aug-07         1.6683        42         25-Aug-10       2.1518
         7        25-Sep-07         1.6874        43         25-Sep-10       2.1361
         8        25-Oct-07         1.9308        44         25-Oct-10       2.2968
         9        25-Nov-07         1.7846        45         25-Nov-10       2.1116
        10        25-Dec-07         1.9883        46         25-Dec-10       2.2826
        11        25-Jan-08         1.8755        47         25-Jan-11       2.1047
        12        25-Feb-08         1.9227        48         25-Feb-11       2.1041
        13        25-Mar-08         2.3300        49         25-Mar-11       2.6368
        14        25-Apr-08         2.0038        50         25-Apr-11       2.1165
        15        25-May-08         2.1857        51         25-May-11       2.3062
        16        25-Jun-08         2.0164        52         25-Jun-11       2.1346
        17        25-Jul-08         2.1951        53         25-Jul-11       2.3173
        18        25-Aug-08         2.0139        54         25-Aug-11       2.1704
        19        25-Sep-08         2.0187        55         25-Sep-11       2.2021
        20        25-Oct-08         2.1949        56         25-Oct-11       2.4866
        21        25-Nov-08         2.0364        57         25-Nov-11       2.3907
        22        25-Dec-08         2.2191        58         25-Dec-11       3.5147
        23        25-Jan-09         2.0704        59         25-Jan-12       3.3833
        24        25-Feb-09         2.0836        60         25-Feb-12       3.3872
        25        25-Mar-09         2.6193        61         25-Mar-12       3.7467
        26        25-Apr-09         2.1197        62         25-Apr-12       3.3957
        27        25-May-09         2.3119        63         25-May-12       3.5807
        28        25-Jun-09         2.1572        64         25-Jun-12       3.4294
        29        25-Jul-09         2.3453        65         25-Jul-12       3.6156
        30        25-Aug-09         2.1948        66         25-Aug-12       3.4454
        31        25-Sep-09         2.2075        67         25-Sep-12       3.4530
        32        25-Oct-09         2.3906        68         25-Oct-12       3.6421
        33        25-Nov-09         2.2634        69         25-Nov-12       3.4748
        34        25-Dec-09         2.4517        70         25-Dec-12       3.6763
        35        25-Jan-10         2.2787        71         25-Jan-13       3.5097
        36        25-Feb-10         2.2733        72         25-Feb-13       3.5232

         *See Forward Index Curve charts on page [37].
         ** Assumes all collateral pays at 30% CPR.

                                                                        32

         X.   BREAK EVEN CDR LOSS SCENARIOS

                                                        75% Pricing Speed              100% Pricing Speed         125% Pricing Speed
                                                            22.5% CPR                      30.0% CPR                   37.5% CPR
_________________________________________________________________________________________________________________________________________
                           Break even CDR:                  12.13 CDR                      13.53 CDR                   15.23 CDR
                                WAL:                          13.58                          10.57                       8.42
6-M-1                     Principal Window:               Apr18 - Feb37                  Oct15 - Feb37               Jan14 - Dec36
                          Principal Months:                    227                            257                         276
                         Principal Writedown             1,897.86 (0.02%)              21,992.64 (0.19%)           22,388.95 (0.19%)
                         Total Collat Loss:          100,597,930.46 (11.72%)         87,039,145.46 (10.14%)      78,548,763.54 (9.15%)
_________________________________________________________________________________________________________________________________________
                           Break even CDR:                  10.55 CDR                      11.49 CDR                   12.69 CDR
                                WAL:                          14.19                          11.06                       8.81
6-M-2                     Principal Window:               Oct18 - Feb37                  Mar16 - Feb37               May14 - Jan37
                          Principal Months:                    221                            252                         273
                         Principal Writedown             2,497.42 (0.02%)              45,381.67 (0.39%)           46,517.03 (0.40%)
                         Total Collat Loss:           90,947,025.88 (10.60%)         76,684,925.06 (8.93%)       67,735,462.31 (7.89%)
_________________________________________________________________________________________________________________________________________
                           Break even CDR:                   9.77 CDR                      10.48 CDR                   11.42 CDR
                                WAL:                          16.17                          12.65                       10.10
6-M-3                     Principal Window:               Oct20 - Feb37                  Oct17 - Feb37               Aug15 - Jan37
                          Principal Months:                    197                            233                         258
                         Principal Writedown            17,720.81 (0.29%)              52,363.09 (0.87%)           8,234.53 (0.14%)
                         Total Collat Loss:           85,895,540.10 (10.01%)         71,267,141.86 (8.30%)       62,042,770.23 (7.23%)
_________________________________________________________________________________________________________________________________________
                           Break even CDR:                   9.07 CDR                       9.56 CDR                   10.28 CDR
                                WAL:                          16.68                          13.05                       10.43
6-M-4                     Principal Window:               Apr21 - Feb37                  Feb18 - Feb37               Nov15 - Jan37
                          Principal Months:                    191                            229                         255
                         Principal Writedown            53,693.08 (0.96%)              10,755.77 (0.19%)           8,759.48 (0.16%)
                         Total Collat Loss:           81,187,708.87 (9.46%)          66,151,179.88 (7.71%)       56,758,385.45 (6.61%)
_________________________________________________________________________________________________________________________________________
                           Break even CDR:                   8.39 CDR                       8.68 CDR                   9.17 CDR
                                WAL:                          17.01                          13.32                       10.65
6-M-5                     Principal Window:               Jul21 - Feb37                  May18 - Feb37               Jan16 - Jan37
                          Principal Months:                    188                            226                         253
                         Principal Writedown            70,801.95 (1.27%)              31,664.98 (0.57%)           3,788.46 (0.07%)
                         Total Collat Loss:           76,447,367.51 (8.91%)          61,087,268.00 (7.12%)       51,446,073.62 (5.99%)
_________________________________________________________________________________________________________________________________________
                           Break even CDR:                   7.77 CDR                       7.88 CDR                   8.17 CDR
                                WAL:                          17.51                          13.74                       10.99
6-M-6                     Principal Window:               Jan22 - Feb37                  Oct18 - Feb37               May16 - Jan37
                          Principal Months:                    182                            221                         249
                         Principal Writedown            54,780.50 (1.06%)              38,878.62 (0.75%)           13,777.95 (0.27%)
                         Total Collat Loss:           71,974,158.57 (8.39%)          56,331,615.51 (6.56%)       46,512,095.57 (5.42%)
_________________________________________________________________________________________________________________________________________

                                                                        33

         BREAK EVEN CDR LOSS SCENARIOS (CONT.)

                                                   75% Pricing Speed          100% Pricing Speed         125% Pricing Speed
                                                       22.5% CPR                   30.0% CPR                 37.5% CPR
_________________________________________________________________________________________________________________________________________
                        Break even CDR:                7.24 CDR                    7.20 CDR                   7.33 CDR
                             WAL:                        18.23                       14.33                     11.47
      6-M-7            Principal Window:             Oct22 - Feb37               Apr19 - Feb37             Nov16 - Jan37
                       Principal Months:                  173                         215                       243
                      Principal Writedown          61,317.49 (1.43%)           17,918.01 (0.42%)          8,973.88 (0.21%)
                      Total Collat Loss:         68,030,335.16 (7.93%)       52,169,970.33 (6.08%)     42,254,097.03 (4.92%)
_________________________________________________________________________________________________________________________________________
                        Break even CDR:                6.69 CDR                    6.52 CDR                   6.49 CDR
                             WAL:                        18.43                       14.54                     11.64
      6-M-8            Principal Window:             Dec22 - Feb37               Jun19 - Feb37             Dec16 - Jan37
                       Principal Months:                  171                         213                       242
                      Principal Writedown           814.44 (0.02%)             32,248.57 (0.75%)         21,771.47 (0.51%)
                      Total Collat Loss:         63,815,337.30 (7.43%)       47,893,798.61 (5.58%)     37,888,151.77 (4.41%)
_________________________________________________________________________________________________________________________________________
                        Break even CDR:                6.19 CDR                    5.86 CDR                   5.68 CDR
                             WAL:                        18.70                       14.74                     11.80
      6-M-9            Principal Window:             Mar23 - Feb37               Aug19 - Feb37             Feb17 - Jan37
                       Principal Months:                  168                         211                       240
                      Principal Writedown          51,329.51 (1.20%)           25,961.99 (0.60%)         11,292.15 (0.26%)
                      Total Collat Loss:         59,870,643.02 (6.98%)       43,629,276.33 (5.08%)     33,571,860.96 (3.91%)
_________________________________________________________________________________________________________________________________________
                        Break even CDR:                5.77 CDR                    5.34 CDR                   5.01 CDR
                             WAL:                        18.95                       14.98                     11.97
     6-M-10            Principal Window:             Jun23 - Feb37               Nov19 - Feb37             Apr17 - Jan37
                       Principal Months:                  165                         208                       238
                      Principal Writedown          92,392.04 (2.15%)          131,764.50 (3.07%)         44,114.73 (1.03%)
                      Total Collat Loss:         56,470,601.64 (6.58%)       40,187,083.39 (4.68%)     29,919,818.14 (3.49%)
_________________________________________________________________________________________________________________________________________
                         Loss Severity                    35%                         35%                       35%
                       Servicer Advances                 100%                        100%                       100%
                        Liquidation Lag                   12                          12                         12
                           Triggers                    In Effect                   In Effect                 In Effect
                      Optional Redemption                Never                       Never                     Never
                           LIBOR_1MO                   See Below                   See Below                 See Below
                           LIBOR_6MO                   See Below                   See Below                 See Below
                           LIBOR_1YR                   See Below                   See Below                 See Below
                            CMT_1YR                    See Below                   See Below                 See Below
_________________________________________________________________________________________________________________________________________

                                                                        34

         XI. CONTACTS

        ----------------------------------------------------------------------------------------------------------------------
                                                          ARMs TRADING DESK
        ------------------------------- --------------------- -------------------- -------------------------------------------
                   Contact                     Phone                  Fax                            E-mail
        John Vibert                         212-538-3831              TBD                john.vibert@credit-suisse.com
        Managing Director - ARM
        Trading
        Patrick Gallagher                   212-538-3831         212-743-2749         patrick.gallagher@credit-suisse.com
        Vice President - ARM Trading
        & Structuring
        Michael De Palma                    212-538-5423         212-743-4876          michael.depalma@credit-suisse.com
        Assistant Vice President -
        ARM Trading & Structuring
        ------------------------------- --------------------- -------------------- -------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------
                                                         STRUCTURED FINANCE
        ------------------------------- --------------------- -------------------- -------------------------------------------
                   Contact                     Phone                  Fax                            E-mail
        Peter J. Sack                       212-325-7892         212-743-5261             peter.sack@credit-suisse.com
        Director
        Helen Cheung                        212-325-5132         212-743-1050            helen.cheung@credit-suisse.com
        Vice President
        ------------------------------- --------------------- -------------------- -------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------
                                                             COLLATERAL
        ------------------------------- --------------------- -------------------- -------------------------------------------
                   Contact                     Phone                  Fax                            E-mail
        Thomas Steczkowski                  212-325-5152         212-743-4049         thomas.steczkowski@credit-suisse.com
        Collateral Analyst
        ------------------------------- --------------------- -------------------- -------------------------------------------

                                                                        35

         XII.   COLLATERAL SUMMARY

         NOTE:  Information contained herein reflects the February 1, 2007 cut off date scheduled balances.

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Loan Group 1 Collateral Details
-----------------------------------------------------------------------------------------------------------------------------------------
                       Gross WAC      [6.012]%  (+/- 15 bps)                      Total Loan Balance      $[71,505,046.96]      (+/- 5%)
                         Net WAC      [5.731]%  (+/- 15 bps)                    Average Loan Balance         $[430,753.29]  (+/- 25,000)
                 WA Gross Margin      [2.506]%  (+/- 15 bps)                    Maximum Loan Balance       $[1,239,999.99]  (+/- 25,000)
                   WA Net Margin      [2.225]%  (+/- 15 bps)                California Concentration              [40.94]%      (+/- 5%)
           Index:  6 Month LIBOR      [29.02]%      (+/- 5%)               Northern CA Concentration              [16.42]%      (+/- 5%)
                    1 Year LIBOR      [66.49]%      (+/- 5%)               Southern CA Concentration              [24.52]%      (+/- 5%)
                   1 Month LIBOR       [0.00]%      (+/- 5%)                         WA Original LTV              [69.97]%      (+/- 5%)
                      1 Year CMT       [4.49]%      (+/- 5%)                         WA Combined LTV              [76.91]%      (+/- 5%)
              WA Months to Reset          [32]       (+/- 2)                       WA Credit Score**                 [732]       (+/- 5)
             Interest Only Loans      [88.12]%      (+/- 5%)                           Full/Alt Doc*              [31.25]%      (+/- 5%)
                   Silent Second      [48.11]%      (+/- 5%)                            Reduced Doc*              [54.91]%      (+/- 5%)
                             WAM         [355]       (+/- 2)                    Prepayment Penalties              [27.85]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Loan Group 2 Collateral Details
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------
                       Gross WAC      [6.277]%  (+/- 15 bps)                      Total Loan Balance     $[195,222,404.88]      (+/- 5%)
                         Net WAC      [5.959]%  (+/- 15 bps)                    Average Loan Balance         $[619,753.67]  (+/- 25,000)
                 WA Gross Margin      [2.498]%  (+/- 15 bps)                    Maximum Loan Balance       $[2,205,000.00]  (+/- 25,000)
                   WA Net Margin      [2.180]%  (+/- 15 bps)                California Concentration              [53.76]%      (+/- 5%)
           Index:  6 Month LIBOR      [33.38]%      (+/- 5%)               Northern CA Concentration              [12.07]%      (+/- 5%)
                    1 Year LIBOR      [66.34]%      (+/- 5%)               Southern CA Concentration              [41.70]%      (+/- 5%)
                   1 Month LIBOR       [0.27]%      (+/- 5%)                         WA Original LTV              [73.08]%      (+/- 5%)
                      1 Year CMT       [0.00]%      (+/- 5%)                         WA Combined LTV              [79.53]%      (+/- 5%)
              WA Months to Reset          [56]       (+/- 2)                       WA Credit Score**                 [723]       (+/- 5)
             Interest Only Loans      [88.07]%      (+/- 5%)                           Full/Alt Doc*              [34.34]%      (+/- 5%)
                   Silent Second      [47.80]%      (+/- 5%)                            Reduced Doc*              [34.66]%      (+/- 5%)
                             WAM         [356]       (+/- 2)                    Prepayment Penalties              [23.68]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

                                                                        36

           COLLATERAL SUMMARY (continued)

           NOTE:  Information contained herein reflects the February 1, 2007 cut-off date scheduled balances.

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Loan Group 3 Collateral Details
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------
                       Gross WAC      [6.543]%  (+/- 15 bps)                      Total Loan Balance     $[221,627,923.50]      (+/- 5%)
                         Net WAC      [6.197]%  (+/- 15 bps)                    Average Loan Balance         $[401,499.86]  (+/- 25,000)
                 WA Gross Margin      [2.331]%  (+/- 15 bps)                    Maximum Loan Balance       $[2,019,999.99]  (+/- 25,000)
                   WA Net Margin      [1.985]%  (+/- 15 bps)                California Concentration              [27.11]%      (+/- 5%)
           Index:  6 Month LIBOR      [21.00]%      (+/- 5%)               Northern CA Concentration               [5.54]%      (+/- 5%)
                    1 Year LIBOR      [78.80]%      (+/- 5%)               Southern CA Concentration              [21.57]%      (+/- 5%)
                   1 Month LIBOR       [0.00]%      (+/- 5%)                         WA Original LTV              [72.38]%      (+/- 5%)
                      1 Year CMT       [0.20]%      (+/- 5%)                         WA Combined LTV              [78.29]%      (+/- 5%)
              WA Months to Reset          [79]       (+/- 2)                       WA Credit Score**                 [728]       (+/- 5)
             Interest Only Loans      [89.77]%      (+/- 5%)                           Full/Alt Doc*              [35.26]%      (+/- 5%)
                   Silent Second      [37.24]%      (+/- 5%)                            Reduced Doc*              [50.66]%      (+/- 5%)
                             WAM         [355]       (+/- 2)                    Prepayment Penalties               [9.47]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Loan Group 4 Collateral Details
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------
                       Gross WAC      [6.348]%  (+/- 15 bps)                      Total Loan Balance     $[135,181,039.13]      (+/- 5%)
                         Net WAC      [5.972]%  (+/- 15 bps)                    Average Loan Balance         $[261,472.03]  (+/- 25,000)
                 WA Gross Margin      [2.864]%  (+/- 15 bps)                    Maximum Loan Balance         $[642,399.99]  (+/- 25,000)
                   WA Net Margin      [2.488]%  (+/- 15 bps)                California Concentration              [17.92]%      (+/- 5%)
           Index:  6 Month LIBOR      [84.61]%      (+/- 5%)               Northern CA Concentration               [6.91]%      (+/- 5%)
                    1 Year LIBOR      [15.39]%      (+/- 5%)               Southern CA Concentration              [11.01]%      (+/- 5%)
                   1 Month LIBOR       [0.00]%      (+/- 5%)                         WA Original LTV              [73.29]%      (+/- 5%)
                      1 Year CMT       [0.00]%      (+/- 5%)                         WA Combined LTV              [82.09]%      (+/- 5%)
              WA Months to Reset          [56]       (+/- 2)                       WA Credit Score**                 [701]       (+/- 5)
             Interest Only Loans      [77.67]%      (+/- 5%)                           Full/Alt Doc*              [19.19]%      (+/- 5%)
                   Silent Second      [52.96]%      (+/- 5%)                            Reduced Doc*              [53.96]%      (+/- 5%)
                             WAM         [356]       (+/- 2)                    Prepayment Penalties              [24.06]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

                                                                        37

           COLLATERAL SUMMARY (continued)

           NOTE:  Information contained herein reflects the February 1, 2007 cut-off date scheduled balances.

-----------------------------------------------------------------------------------------------------------------------------------------
                                                   Loan Groups 1-4 Collateral Details
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------
                       Gross WAC      [6.357]%  (+/- 15 bps)                      Total Loan Balance     $[623,536,414.47]      (+/- 5%)
                         Net WAC      [6.020]%  (+/- 15 bps)                    Average Loan Balance         $[402,281.56]  (+/- 25,000)
                 WA Gross Margin      [2.519]%  (+/- 15 bps)                    Maximum Loan Balance       $[2,205,000.00]  (+/- 25,000)
                   WA Net Margin      [2.182]%  (+/- 15 bps)                California Concentration              [35.05]%      (+/- 5%)
           Index:  6 Month LIBOR      [39.59]%      (+/- 5%)               Northern CA Concentration               [9.13]%      (+/- 5%)
                    1 Year LIBOR      [59.74]%      (+/- 5%)               Southern CA Concentration              [25.92]%      (+/- 5%)
                   1 Month LIBOR       [0.08]%      (+/- 5%)                         WA Original LTV              [72.52]%      (+/- 5%)
                      1 Year CMT       [0.58]%      (+/- 5%)                         WA Combined LTV              [79.34]%      (+/- 5%)
              WA Months to Reset          [61]       (+/- 2)                       WA Credit Score**                 [721]       (+/- 5)
             Interest Only Loans      [86.43]%      (+/- 5%)                           Full/Alt Doc*              [31.03]%      (+/- 5%)
                   Silent Second      [45.20]%      (+/- 5%)                            Reduced Doc*              [46.85]%      (+/- 5%)
                             WAM         [355]       (+/- 2)                    Prepayment Penalties              [19.19]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Loan Group 5 Collateral Details
-----------------------------------------------------------------------------------------------------------------------------------------
                       Gross WAC      [6.477]%  (+/- 15 bps)                      Total Loan Balance     $[203,535,620.79]      (+/- 5%)
                         Net WAC      [6.198]%  (+/- 15 bps)                    Average Loan Balance         $[440,553.29]  (+/- 25,000)
                 WA Gross Margin      [2.588]%  (+/- 15 bps)                    Maximum Loan Balance       $[1,989,920.97]  (+/- 25,000)
                   WA Net Margin      [2.309]%  (+/- 15 bps)                California Concentration              [56.54]%      (+/- 5%)
           Index:  6 Month LIBOR      [12.39]%      (+/- 5%)               Northern CA Concentration              [18.37]%      (+/- 5%)
                    1 Year LIBOR      [85.95]%      (+/- 5%)               Southern CA Concentration              [38.17]%      (+/- 5%)
                   1 Month LIBOR       [0.00]%      (+/- 5%)                         WA Original LTV              [71.92]%      (+/- 5%)
                      1 Year CMT       [1.66]%      (+/- 5%)                         WA Combined LTV              [79.16]%      (+/- 5%)
              WA Months to Reset         [117]       (+/- 2)                       WA Credit Score**                 [721]       (+/- 5)
             Interest Only Loans      [89.65]%      (+/- 5%)                           Full/Alt Doc*              [25.34]%      (+/- 5%)
                   Silent Second      [45.95]%      (+/- 5%)                            Reduced Doc*              [56.87]%      (+/- 5%)
                             WAM         [357]       (+/- 2)                    Prepayment Penalties              [29.94]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

                                                                        38

           COLLATERAL SUMMARY (continued)

           NOTE:  Information contained herein reflects the February 1, 2007 cut-off date scheduled balances.

-----------------------------------------------------------------------------------------------------------------------------------------
                                                    Loan Group 6 Collateral Details
-----------------------------------------------------------------------------------------------------------------------------------------
                       Gross WAC      [7.530]%  (+/- 15 bps)                      Total Loan Balance     $[858,320,041.40]      (+/- 5%)
                         Net WAC      [7.234]%  (+/- 15 bps)                    Average Loan Balance         $[291,054.61]  (+/- 25,000)
                 WA Gross Margin      [3.746]%  (+/- 15 bps)                    Maximum Loan Balance       $[1,977,999.99]  (+/- 25,000)
                   WA Net Margin      [3.450]%  (+/- 15 bps)                California Concentration              [17.29]%      (+/- 5%)
           Index:  6 Month LIBOR      [77.94]%      (+/- 5%)               Northern CA Concentration               [6.48]%      (+/- 5%)
                    1 Year LIBOR      [19.12]%      (+/- 5%)               Southern CA Concentration              [10.81]%      (+/- 5%)
                   1 Month LIBOR       [0.03]%      (+/- 5%)                         WA Original LTV              [77.94]%      (+/- 5%)
                      1 Year CMT       [2.90]%      (+/- 5%)                         WA Combined LTV              [89.62]%      (+/- 5%)
              WA Months to Reset          [51]       (+/- 2)                       WA Credit Score**                 [701]       (+/- 5)
             Interest Only Loans      [74.97]%      (+/- 5%)                           Full/Alt Doc*               [8.66]%      (+/- 5%)
                   Silent Second      [67.45]%      (+/- 5%)                            Reduced Doc*              [62.69]%      (+/- 5%)
                             WAM         [355]       (+/- 2)                    Prepayment Penalties              [35.76]%      (+/- 5%)
--------------------------------- ------------- ------------- --------------------------------------- --------------------- -------------

         *The  mortgage  loans  have  been  originated  under  "full" or  "alternative,"  "reduced  documentation,"  "stated
         income/stated  assets" or "no income/no  asset"  programs.  The  "alternative,"  "reduced,"  "stated  income/stated
         asset"  and  "no  income/no  asset"  programs  generally  require  either  alternative  or less  documentation  and verification than do full  documentation  programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment  histories.  Generally,  an "alternative"
         documentation  program requires  information  regarding the mortgagor's income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e.,  bank statements) as does a "full doc" loan,  however,  alternative  forms of standard verifications are used.  Generally,  under both "full" and "alternative"  documentation  programs at least one year of income documentation is provided.  Generally,  under a "reduced  documentation"  program, either no verification of a  mortgagor's  stated income is undertaken by the  originator  or no  verification  of a mortgagor's  assets is undertaken  by the  originator.  Under a  "stated  income/stated  assets"  program,  no  verification  of  either a mortgagor's  income or a mortgagor's  assets is undertaken  by the  originator  although both income and assets are stated on the loan  application and a  "reasonableness  test" is applied.  Generally,  under a "no income/no asset"
         program,  the  mortgagor is not required to state his or her income or assets and  therefore,  no  verification  of such  mortgagor's  income or assets is undertaken by the originator.  The  underwriting for such mortgage loans may be based  primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment history and credit score.

         **Where Available

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse
Securities (USA) LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                                        39

ARMT 2007-1                                                                                                        February 21,2007
TERM SHEET                                                                                                           (212) 325-5132

XIII.  COLLATERAL DETAILS
NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE February 1, 2007 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.

                                                                                  Summary Statistics

                                                             Group 1            Group 2           Group 3         Groups 4            Group 1-4           Group 5            Group 6
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Count                                                            166                315               552              517                1,550               462              2,949
Scheduled Balance ($)                                  71,505,046.96     195,222,404.88    221,627,923.50   135,181,039.13       623,536,414.47    203,535,620.79     858,320,041.40
Avg. Scheduled Balance ($)                                430,753.29         619,753.67        401,499.86       261,472.03           402,281.56        440,553.29         291,054.61
Min Scheduled Balance ($)                                  52,428.06         419,998.32         29,572.19        60,793.97            29,572.19         25,000.00          29,095.09
Max Scheduled Balance ($)                               1,239,999.99       2,205,000.00      2,019,999.99       642,399.99         2,205,000.00      1,989,920.97       1,977,999.99
Wgt. Avg. Gross Rate (%)                                       6.012              6.277             6.543            6.348                6.357             6.477              7.530
Wgt. Avg. Net Rate (%)                                         5.731              5.959             6.197            5.972                6.020             6.198              7.234
Non-Zero Wgt. Avg. Gross Margin (%)                            2.506              2.498             2.331            2.864                2.519             2.588              3.746
Non-Zero Wgt. Avg. Net Margin (%)                              2.225              2.180             1.985            2.488                2.182             2.309              3.450
Wgt. Avg. Remaining Term (Months)                                355                356               355              356                  355               357                355
Wgt. Avg. Original Term (Months)                                 360                360               360              360                  360               360                360
Non-Zero Wgt. Avg. Months to Roll                                 32                 56                79               56                   61               117                 51
Wgt. Avg. Seasoning (Months)                                       5                  4                 5                4                    5                 3                  5
Wgt. Avg. Original LTV (%)                                     69.97              73.08             72.38            73.29                72.52             71.92              77.94
Wgt. Avg. Combined LTV (%)                                     76.91              79.53             78.29            82.09                79.34             79.16              89.62
Wgt. Avg. FICO**                                                 732                723               728              701                  721               721                701
Non-Zero Wgt. Avg. Initial Cap (%)                             3.230              5.314             5.260            5.860                5.174             5.097              5.344
Non-Zero Wgt. Avg. Annualized Periodic Cap (%)                 2.537              2.692             2.397            3.683                2.784             2.248              3.398
Non-Zero Wgt. Avg. Periodic Cap (%)                            1.978              2.000             1.988            1.996                1.992             2.000              1.922
Non-Zero Wgt. Avg. Maximum Rate (%)                           11.971             11.609            11.875           12.232               11.880            11.612             13.365
Interest Only (%)                                              88.12              88.07             89.77            77.67                86.43             89.65              74.97
Silent Second (%)                                              48.11              47.80             37.24            52.96                45.20             45.95              67.45
=====================================================================================================================================================================================
** Where Available

                                                                                    Rate Index

Index                                                     Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                                               4.49               0.00              0.20             0.00                 0.58              1.66               2.90
Libor - 1 Month                                                 0.00               0.27              0.00             0.00                 0.08              0.00               0.03
Libor - 6 Month                                                29.02              33.38             21.00            84.61                39.59             12.39              77.94
Libor - 1 Year                                                 66.49              66.34             78.80            15.39                59.74             85.95              19.12
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                     Product

Product                                                   Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Short Reset                                                     0.00               0.00              0.00             0.00                 0.00              0.00               0.55
2yr Hybrid                                                      0.33               0.00              0.00             0.00                 0.04              0.00               4.33
2yr Hybrid 40/30 Balloon                                        0.00               0.00              0.00             0.00                 0.00              0.00               0.16
3yr Hybrid                                                     96.46               0.00              0.00             0.00                11.06              0.00              10.21
3yr Hybrid 40/30 Balloon                                        0.00               0.00              0.00             0.00                 0.00              0.00               0.27
3yr Hybrid 50/30 Balloon                                        0.73               0.00              0.00             0.00                 0.08              0.00               0.05
5yr Hybrid                                                      2.48              99.77              0.00            99.23                53.03              0.00              81.84
5yr Hybrid 40/30 Balloon                                        0.00               0.23              0.00             0.44                 0.17              0.00               1.04
5yr Hybrid 50/30 Balloon                                        0.00               0.00              0.00             0.21                 0.05              0.00               0.11
7yr Hybrid                                                      0.00               0.00             99.20             0.12                35.28              0.00               1.33
7yr Hybrid 40/30 Balloon                                        0.00               0.00              0.61             0.00                 0.22              0.00               0.08
7yr Hybrid 50/30 Balloon                                        0.00               0.00              0.19             0.00                 0.07              0.00               0.03
10 yr Hybrid                                                    0.00               0.00              0.00             0.00                 0.00             99.52               0.00
10yr Hybrid 40/30 Balloon                                       0.00               0.00              0.00             0.00                 0.00              0.48               0.00
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Months to Next Rate Adjustment Date

Months                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.14
2                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.03
3                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.31
4                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.44
5                                                               0.00               0.00              0.00             0.00                 0.00              0.00               1.55
6                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.73
7                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.04
8                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.13
9                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.03
11                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.04
13                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.03
15                                                              0.24               0.00              0.00             0.00                 0.03              0.00               0.06
16                                                              0.34               0.00              0.00             0.00                 0.04              0.00               0.10
17                                                              0.12               0.00              0.00             0.00                 0.01              0.00               0.13
18                                                              0.74               0.00              0.00             0.00                 0.09              0.00               0.05
19                                                              1.82               0.00              0.00             0.00                 0.21              0.00               0.36
20                                                              0.46               0.00              0.00             0.00                 0.05              0.00               0.63
21                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.65
22                                                              0.00               0.00              0.00             0.00                 0.00              0.00               2.27
23                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.14
24                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.01
25                                                              1.03               0.00              0.00             0.00                 0.12              0.00               0.05
26                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.03
27                                                              0.00               0.00              0.00             0.00                 0.00              0.00               0.13
28                                                              1.87               0.00              0.00             0.00                 0.21              0.00               0.74
29                                                              4.36               0.00              0.00             0.00                 0.50              0.00               0.86
30                                                              8.21               0.00              0.00             0.00                 0.94              0.00               1.63
31                                                             13.87               0.00              0.00             0.00                 1.59              0.00               1.60
32                                                             13.71               0.00              0.00             0.00                 1.57              0.00               1.58
33                                                             34.10               0.00              0.00             0.00                 3.91              0.00               2.73
34                                                              6.32               0.00              0.00             0.00                 0.73              0.00               0.50
35                                                              8.60               0.00              0.00             0.00                 0.99              0.00               0.24
36                                                              2.30               0.00              0.00             0.00                 0.26              0.00               0.18
37                                                              0.91               0.00              0.00             0.00                 0.10              0.00               0.00
38                                                              1.01               0.00              0.00             0.14                 0.15              0.00               0.00
39                                                              0.00               0.00              0.00             0.37                 0.08              0.00               0.00
40                                                              0.00               0.31              0.00             0.09                 0.12              0.00               0.00
41                                                              0.00               0.50              0.00             0.27                 0.22              0.00               0.00
42                                                              0.00               0.37              0.00             0.60                 0.25              0.00               0.03
43                                                              0.00               1.02              0.00             0.00                 0.32              0.00               0.01
44                                                              0.00               0.38              0.00             0.12                 0.15              0.00               0.12
45                                                              0.00               0.59              0.00             0.52                 0.30              0.00               0.04
46                                                              0.00               0.28              0.00             0.00                 0.09              0.00               0.11
47                                                              0.00               0.32              0.00             0.11                 0.12              0.00               0.02
48                                                              0.00               0.00              0.00             0.43                 0.09              0.00               0.03
49                                                              0.00               0.26              0.00             2.01                 0.52              0.00               0.36
50                                                              0.00               0.44              0.00             2.96                 0.78              0.00               0.69
51                                                              0.00               0.66              0.00             0.83                 0.38              0.00               0.28
52                                                              0.00               4.07              0.00             1.92                 1.69              0.00               1.48
53                                                              0.00              14.76              0.00             6.18                 5.96              0.00               6.30
54                                                              0.00              11.10              0.00             7.70                 5.14              0.00               5.50
55                                                              0.00               8.43              0.00             5.67                 3.87              0.00               7.24
56                                                              0.00               4.20              0.00            12.25                 3.97              0.00              11.42
57                                                              0.00              15.21              0.00            20.03                 9.10              0.00              14.73
58                                                              0.00              24.91              0.00            16.70                11.42              0.00              14.05
59                                                              0.00              10.98              0.00            17.14                 7.15              0.00              13.20
60                                                              0.00               1.23              0.00             3.98                 1.25              0.00               4.85
63                                                              0.00               0.00              0.13             0.00                 0.05              0.00               0.00
69                                                              0.00               0.00              0.04             0.00                 0.02              0.00               0.00
71                                                              0.00               0.00              0.09             0.00                 0.03              0.00               0.00
72                                                              0.00               0.00              0.60             0.00                 0.21              0.00               0.00
73                                                              0.00               0.00              1.00             0.00                 0.36              0.00               0.02
74                                                              0.00               0.00              0.58             0.00                 0.21              0.00               0.01
75                                                              0.00               0.00              0.73             0.00                 0.26              0.00               0.02
76                                                              0.00               0.00              7.78             0.00                 2.77              0.00               0.00
77                                                              0.00               0.00             13.43             0.00                 4.78              0.00               0.18
78                                                              0.00               0.00             21.19             0.00                 7.53              0.00               0.26
79                                                              0.00               0.00             11.86             0.00                 4.22              0.00               0.14
80                                                              0.00               0.00             11.31             0.00                 4.02              0.00               0.24
81                                                              0.00               0.00             17.03             0.00                 6.05              0.00               0.27

82                                                              0.00               0.00              7.17             0.00                 2.55              0.00               0.06
83                                                              0.00               0.00              6.13             0.00                 2.18              0.00               0.17
84                                                              0.00               0.00              0.92             0.00                 0.33              0.00               0.00
101                                                             0.00               0.00              0.00             0.00                 0.00              1.21               0.00
102                                                             0.00               0.00              0.00             0.00                 0.00              1.75               0.00
105                                                             0.00               0.00              0.00             0.00                 0.00              0.36               0.00
106                                                             0.00               0.00              0.00             0.00                 0.00              0.23               0.00
107                                                             0.00               0.00              0.00             0.00                 0.00              0.11               0.00
108                                                             0.00               0.00              0.00             0.00                 0.00              0.27               0.00
109                                                             0.00               0.00              0.00             0.00                 0.00              0.49               0.00
110                                                             0.00               0.00              0.00             0.00                 0.00              0.97               0.00
111                                                             0.00               0.00              0.00             0.00                 0.00              3.47               0.00
112                                                             0.00               0.00              0.00             0.00                 0.00              1.50               0.00
113                                                             0.00               0.00              0.00             0.00                 0.00              1.59               0.00
114                                                             0.00               0.00              0.00             0.00                 0.00              3.09               0.00
115                                                             0.00               0.00              0.00             0.00                 0.00              2.73               0.00
116                                                             0.00               0.00              0.00             0.00                 0.00              2.33               0.00
117                                                             0.00               0.00              0.00             0.00                 0.00              5.44               0.00
118                                                             0.00               0.00              0.00             0.00                 0.00             19.46               0.00
119                                                             0.00               0.00              0.00             0.00                 0.00             52.20               0.00
120                                                             0.00               0.00              0.00             0.00                 0.00              2.82               0.00
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Current Mortgage Rates

(%)                                                       Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.02
3.751 - 4.000                                                   0.20               0.00              0.00             0.00                 0.02              0.00               0.00
4.001 - 4.250                                                   2.13               0.00              0.00             0.00                 0.24              0.00               0.00
4.251 - 4.500                                                   0.60               0.00              0.00             0.00                 0.07              0.00               0.00
4.501 - 4.750                                                   1.25               0.54              0.00             0.09                 0.33              0.00               0.00
4.751 - 5.000                                                   4.21               0.62              0.80             0.44                 1.05              1.59               0.14
5.001 - 5.250                                                   2.90               0.52              0.51             0.35                 0.75              3.40               0.00
5.251 - 5.500                                                   7.50               5.24              1.27             5.91                 4.23              3.00               0.83
5.501 - 5.750                                                   6.64               7.66              3.68             5.78                 5.72              2.61               1.14
5.751 - 6.000                                                  20.39              15.96              7.76            10.73                12.42              7.64               2.02
6.001 - 6.250                                                  21.41              16.62             15.97            15.75                16.75             13.41               0.88
6.251 - 6.500                                                  17.81              23.12             22.07            27.47                23.08             22.15               1.96
6.501 - 6.750                                                  10.46              18.40             21.20            16.90                18.16             22.54               3.53
6.751 - 7.000                                                   4.53              11.32             12.80            16.57                12.21             12.68               9.50
7.001 - 7.250                                                   0.00               0.00              6.43             0.00                 2.29              6.26              13.88
7.251 - 7.500                                                   0.00               0.00              5.41             0.00                 1.92              3.00              16.67
7.501 - 7.750                                                   0.00               0.00              2.11             0.00                 0.75              0.47              14.93
7.751 - 8.000                                                   0.00               0.00              0.00             0.00                 0.00              0.66              19.12
8.001 - 8.250                                                   0.00               0.00              0.00             0.00                 0.00              0.46               6.64
8.251 - 8.500                                                   0.00               0.00              0.00             0.00                 0.00              0.14               4.11
8.501 - 8.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               2.95
8.751 - 9.000                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.54
9.001 - 9.250                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.20
9.251 - 9.500                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.16
9.501 - 9.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.08
9.751 - 10.000                                                  0.00               0.00              0.00             0.00                 0.00              0.00               0.20
10.001 - 10.250                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.12
10.251 - 10.500                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.38
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Scheduled Balances

($)                                                       Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                                0.00               0.00              0.09             0.00                 0.03              0.05               0.15
50,000.01 - 100,000.00                                          0.40               0.00              0.87             1.52                 0.68              0.79               2.36
100,000.01 - 150,000.00                                         2.47               0.00              2.83             6.61                 2.72              2.15               6.39
150,000.01 - 200,000.00                                         4.25               0.00              4.54            12.34                 4.78              2.89              10.01
200,000.01 - 250,000.00                                         3.24               0.00              3.77            12.48                 4.42              4.62               9.73
250,000.01 - 300,000.00                                         4.21               0.00              6.36            15.07                 6.01              3.94               9.13
300,000.01 - 350,000.00                                         4.92               0.00              3.41            14.15                 4.84              5.89               9.26
350,000.01 - 400,000.00                                         4.18               0.00              5.85            16.98                 6.24              5.14               7.38
400,000.01 - 450,000.00                                        10.12              11.60              8.16             9.47                 9.75              9.24               7.34
450,000.01 - 500,000.00                                        12.70              17.79             14.06             1.79                12.41              7.89               7.54
500,000.01 - 550,000.00                                         9.61              13.99              8.79             4.24                 9.52              8.74               7.12
550,000.01 - 600,000.00                                         4.71               8.86             11.68             3.94                 8.32              9.88               4.56
600,000.01 - 650,000.00                                        10.60              10.27              7.03             1.41                 7.24              5.59               4.77
650,000.01 - 700,000.00                                         4.72               4.52              4.28             0.00                 3.48              4.64               3.09
700,000.01 - 750,000.00                                         7.16               4.49              4.26             0.00                 3.74              3.96               1.44
750,000.01 - 800,000.00                                         1.12               3.20              0.70             0.00                 1.38              2.29               2.09
800,000.01 - 850,000.00                                         3.48               2.98              0.38             0.00                 1.47              1.22               0.96
850,000.01 - 900,000.00                                         1.24               3.56              1.19             0.00                 1.68              3.02               0.61
900,000.01 - 950,000.00                                         0.00               1.41              0.83             0.00                 0.73              4.08               0.75
950,000.01 - 1,000,000.00                                       4.13               6.09              4.47             0.00                 3.97              5.35               3.10
1,000,000.01 - 1,050,000.00                                     0.00               0.54              0.93             0.00                 0.50              0.00               0.24
1,050,000.01 - 1,100,000.00                                     0.00               0.00              0.00             0.00                 0.00              0.52               0.25
1,100,000.01 - 1,150,000.00                                     1.61               0.00              0.00             0.00                 0.18              0.00               0.27
1,150,000.01 - 1,200,000.00                                     0.00               0.00              0.00             0.00                 0.00              0.57               0.00
1,200,000.01 >=                                                 5.13              10.71              5.52             0.00                 5.90              7.53               1.47
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Geographic Distribution

Geographic Distribution                                   Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Alabama                                                         0.00               0.00              0.30             0.00                 0.11              0.00               0.28
Alaska                                                          0.00               0.00              0.00             0.20                 0.04              0.00               0.04
Arizona                                                         5.17               0.00              3.54             5.83                 3.12              1.45               5.41
Arkansas                                                        0.00               0.00              0.00             0.69                 0.15              0.00               0.06
California                                                     40.94              53.76             27.11            17.92                35.05             56.54              17.29
Colorado                                                        0.00               0.25              1.54             0.85                 0.81              0.46               1.08
Connecticut                                                     0.85               0.94              1.76             1.86                 1.42              0.44               1.67
Delaware                                                        0.00               0.00              0.26             0.35                 0.17              0.22               0.57
District of Columbia                                            0.00               0.26              0.58             0.22                 0.33              0.00               0.38
Florida                                                         8.55               7.11             14.12             7.93                 9.94              5.34              17.39
Georgia                                                         2.02               0.92              5.50             1.35                 2.76              2.89               2.38
Hawaii                                                          1.35               0.00              0.00             0.00                 0.16              0.29               0.35
Idaho                                                           0.00               0.00              0.19             0.14                 0.10              0.92               0.27
Illinois                                                        4.62               2.20              1.91             1.91                 2.31              5.12               5.57
Indiana                                                         0.96               0.26              0.77             0.14                 0.50              0.05               0.28
Iowa                                                            0.07               0.00              0.03             0.07                 0.04              0.09               0.02
Kansas                                                          0.00               0.00              0.00             0.00                 0.00              0.04               0.07
Kentucky                                                        0.76               0.45              0.81             0.00                 0.51              0.00               0.05
Louisiana                                                       0.00               0.37              0.00             0.00                 0.12              0.00               0.11
Maine                                                           0.00               0.26              0.33             0.00                 0.20              0.00               0.06
Maryland                                                        0.84               3.90              3.89             2.00                 3.13              3.41               3.10
Massachusetts                                                   2.24               0.81              0.57             3.00                 1.37              0.22               1.66
Michigan                                                        1.94               2.36              1.53             0.38                 1.59              0.31               0.92
Minnesota                                                       2.52               0.57              0.00             0.69                 0.62              1.47               1.39
Mississippi                                                     0.00               0.00              0.00             0.20                 0.04              0.00               0.11
Missouri                                                        0.00               0.24              0.45             0.92                 0.43              0.21               0.34
Montana                                                         1.19               0.00              0.00             0.00                 0.14              0.00               0.07
Nebraska                                                        0.48               0.00              0.00             0.12                 0.08              0.00               0.00
Nevada                                                          4.75               2.41              2.68            13.66                 5.22              1.05               6.59
New Hampshire                                                   0.00               0.37              0.09             0.29                 0.21              0.36               0.14
New Jersey                                                      4.36               2.37              3.87             8.88                 4.54              1.64               9.44
New Mexico                                                      0.00               0.00              0.00             0.34                 0.07              0.00               0.21
New York                                                        2.03               5.03              5.43            13.91                 6.75              7.65               8.54
North Carolina                                                  0.75               0.00              2.78             1.79                 1.46              0.73               1.00
North Dakota                                                    0.00               0.00              0.00             0.00                 0.00              0.00               0.01
Ohio                                                            0.00               2.60              2.46             0.38                 1.77              0.00               0.51
Oklahoma                                                        0.00               0.00              0.00             0.19                 0.04              0.00               0.05
Oregon                                                          0.72               0.00              0.50             0.49                 0.36              0.17               0.42
Pennsylvania                                                    1.04               0.00              0.69             0.73                 0.52              0.24               0.88
Rhode Island                                                    0.72               0.68              0.18             0.22                 0.41              0.21               0.24
South Carolina                                                  3.19               1.52              4.74             1.44                 2.84              1.83               2.17
Tennessee                                                       1.02               0.46              0.84             0.59                 0.69              0.18               0.31
Texas                                                           1.43               0.00              0.81             2.01                 0.89              0.82               1.94
Utah                                                            0.83               1.07              0.00             0.75                 0.59              0.21               2.15
Vermont                                                         0.00               0.24              0.00             0.22                 0.12              0.00               0.09
Virginia                                                        2.51               8.02              8.07             3.48                 6.42              4.29               2.96
Washington                                                      2.15               0.35              1.58             3.57                 1.69              0.93               1.11
West Virginia                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.02
Wisconsin                                                       0.00               0.24              0.07             0.29                 0.16              0.24               0.26
Wyoming                                                         0.00               0.00              0.00             0.00                 0.00              0.00               0.03
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Gross Margin

(%)                                                       Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                                                   0.73               0.00              0.00             0.00                 0.08              0.00               0.00
1.751 - 2.000                                                   0.00               0.00              0.14             0.00                 0.05              0.00               0.02
2.001 - 2.250                                                  65.82              73.46             84.95            35.11                68.36             32.90              18.60
2.251 - 2.500                                                   0.91               1.11              0.69             0.33                 0.77              0.12               0.10
2.501 - 2.750                                                  13.18               0.78             11.68             5.21                 7.04             66.30              10.07
2.751 - 3.000                                                   0.00               0.75              0.39             1.53                 0.70              0.00               4.29
3.001 - 3.250                                                  19.36              23.90              2.05            57.82                22.97              0.55              20.47
3.251 - 3.500                                                   0.00               0.00              0.00             0.00                 0.00              0.00               1.36
3.501 - 3.750                                                   0.00               0.00              0.11             0.00                 0.04              0.00               2.24
3.751 - 4.000                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.83
4.001 - 4.250                                                   0.00               0.00              0.00             0.00                 0.00              0.00               1.54
4.251 - 4.500                                                   0.00               0.00              0.00             0.00                 0.00              0.00               1.43
4.501 - 4.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               1.62
4.751 - 5.000                                                   0.00               0.00              0.00             0.00                 0.00              0.00              35.53
5.001 - 5.250                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.26
5.251 - 5.500                                                   0.00               0.00              0.00             0.00                 0.00              0.13               0.27
5.501 - 5.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.09
5.751 - 6.000                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.41
6.001 - 6.250                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.07
6.251 - 6.500                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.17
6.501 - 6.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.18
6.751 - 7.000                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.20
7.001 - 7.250                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.21
7.501 - 7.750                                                   0.00               0.00              0.00             0.00                 0.00              0.00               0.03
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Maximum Rate

(%)                                                       Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750                                                   0.00               0.54              0.00             0.00                 0.17              0.00               0.02
9.751 - 10.000                                                  0.20               0.62              0.00             0.00                 0.22              0.47               0.05
10.001 - 10.250                                                 2.62               0.52              0.00             0.00                 0.46              2.51               0.00
10.251 - 10.500                                                 0.60               2.07              0.35             0.45                 0.94              2.32               0.45
10.501 - 10.750                                                 2.25               4.77              1.59             0.90                 2.51              1.08               0.83
10.751 - 11.000                                                 4.21              10.50              5.92             1.43                 6.18              5.58               1.31
11.001 - 11.250                                                 3.28              12.18             12.66             2.31                 9.19             13.59               0.11
11.251 - 11.500                                                 9.08              20.64             19.03             8.58                16.13             21.18               0.63
11.501 - 11.750                                                 5.85              16.76             16.52             7.18                13.35             22.73               0.85
11.751 - 12.000                                                20.39               9.93             10.44            11.84                11.73             14.13               2.68
12.001 - 12.250                                                20.53               4.42              7.61            13.79                 9.43              6.39               2.90
12.251 - 12.500                                                16.22               5.35              6.32            24.65                11.13              4.68               4.46
12.501 - 12.750                                                10.24               4.52              7.82            14.39                 8.49              1.64               4.92
12.751 - 13.000                                                 4.53               7.17              5.08            14.47                 7.71              2.32              10.00
13.001 - 13.250                                                 0.00               0.00              2.77             0.00                 0.98              1.14              12.41
13.251 - 13.500                                                 0.00               0.00              2.91             0.00                 1.03              0.21              14.68
13.501 - 13.750                                                 0.00               0.00              0.97             0.00                 0.34              0.05              13.03
13.751 - 14.000                                                 0.00               0.00              0.00             0.00                 0.00              0.00              17.15
14.001 - 14.250                                                 0.00               0.00              0.00             0.00                 0.00              0.00               5.86
14.251 - 14.500                                                 0.00               0.00              0.00             0.00                 0.00              0.00               3.39
14.501 - 14.750                                                 0.00               0.00              0.00             0.00                 0.00              0.00               2.90
14.751 - 15.000                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.47
15.001 - 15.250                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.14
15.251 - 15.500                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.18
15.501 - 15.750                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.08
15.751 - 16.000                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.13
16.001 - 16.250                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.08
16.251 - 16.500                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.30
18.001 - 18.250                                                 0.00               0.00              0.00             0.00                 0.00              0.00               0.01
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Credit Score

FICO Score                                                Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
601 - 625                                                       0.00               0.22              0.11             2.60                 0.67              1.23               3.60
626 - 650                                                       6.08               4.85              3.91            11.43                 6.08              6.80              13.28
651 - 675                                                       9.03              11.84              9.60            22.14                12.95             11.92              17.21
676 - 700                                                      15.31              15.17             13.46            15.89                14.73             16.77              18.00
701 - 725                                                      11.48              21.41             20.53            18.14                19.25             16.66              17.12
726 - 750                                                      18.41              18.61             17.39            12.60                16.85             16.15              13.48
751 - 775                                                      14.88              14.22             17.72             9.55                14.53             14.68              10.17
776 - 800                                                      18.88               9.12             14.17             6.15                11.39             12.52               5.72
801 - 825                                                       5.93               4.56              3.12             1.51                 3.55              3.26               1.41
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Property Type

Type                                                      Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                        56.40              61.21             51.48            41.05                52.83             64.98              44.58
PUD                                                            28.96              22.83             24.37            24.78                24.50             15.93              20.61
Condo                                                          10.89              11.65             14.89             7.27                11.77             10.00              11.48
Condotel                                                        0.00               1.16              1.54             3.11                 1.58              0.00               3.34
2-4 Family                                                      3.75               3.15              7.59            23.57                 9.22              9.08              19.81
Co-op                                                           0.00               0.00              0.13             0.22                 0.09              0.00               0.18
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Occupancy Status

Status                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Primary                                                        82.37              87.61             77.63            75.65                80.87             86.18              62.14
Second Home                                                     8.58               7.11             10.97             3.36                 7.84              2.51               7.72
Investment                                                      9.05               5.27             11.41            20.99                11.29             11.31              30.14
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Loan Purpose

Purpose                                                   Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                       44.43              50.17             55.65            53.91                52.27             41.93              73.28
Refinance - Rate Term                                          23.09              26.21             19.68            20.20                22.23             23.37               9.26
Refinance - Cashout                                            32.48              23.62             24.67            25.89                25.50             34.70              17.46
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

           Original Loan to Value Ratio

(%)                                                       Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                                        8.38               4.69              8.24             5.77                 6.61              7.74               1.63
50.01 - 55.00                                                   5.89               2.52              2.47             4.29                 3.28              4.02               0.86
55.01 - 60.00                                                   7.15               6.15              5.20             5.12                 5.70              6.47               1.20
60.01 - 65.00                                                   7.05               8.00              7.54             6.62                 7.43              5.58               3.39
65.01 - 70.00                                                   7.15              10.51             10.81             7.70                 9.62              8.56               7.42
70.01 - 75.00                                                  20.30               8.38              9.69             9.36                10.43             15.07              10.15
75.01 - 80.00                                                  41.27              57.15             52.38            57.90                53.79             50.50              67.46
80.01 - 85.00                                                   0.58               1.50              0.27             1.09                 0.87              0.00               1.01
85.01 - 90.00                                                   1.64               0.82              0.29             0.74                 0.71              0.63               2.51
90.01 - 95.00                                                   0.59               0.28              0.36             0.79                 0.46              0.33               1.66
95.01 - 100.00                                                  0.00               0.00              2.74             0.62                 1.11              1.11               2.72
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Documentation Type

Documentation                                             Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                                               31.25              34.34             35.26            19.19                31.03             25.34               8.66
Reduced                                                        54.91              34.66             50.66            53.96                46.85             56.87              62.69
Stated Income / Stated Assets                                   4.08              22.51              7.05             5.59                11.24              2.48               8.11
No Income/ No Asset                                             9.75               8.49              7.03            21.26                10.88             15.30              20.54
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Original Term

Months                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
180                                                             0.07               0.00              0.00             0.00                 0.01              0.00               0.05
300                                                             0.00               0.00              0.00             0.00                 0.00              0.00               0.06
354                                                             0.00               0.00              0.28             0.00                 0.10              0.00               0.00
360                                                            99.93             100.00             99.72           100.00                99.89            100.00              99.90
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Remaining Term

Months                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                                       0.07               0.00              0.00             0.00                 0.01              0.00               0.06
181 - 240                                                       0.00               0.00              0.00             0.00                 0.00              0.00               0.04
241 - 280                                                       0.00               0.00              0.00             0.00                 0.00              0.00               0.03
281 - 320                                                       0.00               0.00              0.00             0.00                 0.00              0.00               2.75
321 - 360                                                      99.93             100.00            100.00           100.00                99.99            100.00              97.12
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Seasoning

Months                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0                                                               1.73               1.23              0.92             3.86                 1.75              2.82               5.03
1 - 5                                                          76.59              63.73             53.50            71.77                63.31             82.15              72.10
6 - 10                                                         14.78              31.02             43.72            19.58                31.19             10.62              18.81
11 - 15                                                         1.03               1.45              1.73             3.07                 1.85              1.45               0.87
16 - 20                                                         3.15               2.58              0.00             1.09                 1.40              2.95               0.32
21 - 25                                                         2.73               0.00              0.13             0.63                 0.50              0.00               0.06
31 - 35                                                         0.00               0.00              0.00             0.00                 0.00              0.00               0.02
51 - 55                                                         0.00               0.00              0.00             0.00                 0.00              0.00               2.04
56 - 60                                                         0.00               0.00              0.00             0.00                 0.00              0.00               0.38
61 - 65                                                         0.00               0.00              0.00             0.00                 0.00              0.00               0.18
66 - 70                                                         0.00               0.00              0.00             0.00                 0.00              0.00               0.11
106 - 110                                                       0.00               0.00              0.00             0.00                 0.00              0.00               0.03
131 - 135                                                       0.00               0.00              0.00             0.00                 0.00              0.00               0.04
146 - 150                                                       0.00               0.00              0.00             0.00                 0.00              0.00               0.01
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Initial Rate Cap

(%)                                                       Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.000                                                          66.60               0.00              0.78             0.00                 7.92              0.98               6.91
3.000                                                           3.03               0.00              0.00             0.39                 0.43              0.00               7.65
5.000                                                           1.50              69.04             70.89            12.88                49.78             86.36              15.28
5.625                                                           0.00               0.00              0.00             0.00                 0.00              0.00               0.02
5.750                                                           0.00               0.00              0.00             0.00                 0.00              0.00               0.03
6.000                                                          28.87              30.40             28.23            86.58                41.64             12.66              70.03
6.125                                                           0.00               0.00              0.00             0.14                 0.03              0.00               0.00
6.250                                                           0.00               0.00              0.04             0.00                 0.02              0.00               0.00
6.375                                                           0.00               0.00              0.05             0.00                 0.02              0.00               0.00
6.625                                                           0.00               0.30              0.00             0.00                 0.09              0.00               0.00
6.875                                                           0.00               0.27              0.00             0.00                 0.08              0.00               0.00
6.905                                                           0.00               0.00              0.00             0.00                 0.00              0.00               0.03
12.000                                                          0.00               0.00              0.00             0.00                 0.00              0.00               0.05
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Interest Only Period

Months                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0                                                              11.88              11.93             10.23            22.33                13.57             10.35              25.03
36                                                             15.86               0.00              0.00             0.00                 1.82              0.00               0.56
60                                                              1.50              19.36              0.00             4.61                 7.23              0.00               6.50
84                                                              0.00               0.00             15.26             0.00                 5.42              0.00               0.10
114                                                             0.00               0.00              0.28             0.00                 0.10              0.00               0.00
120                                                            70.77              68.71             74.23            73.06                71.85             89.65              67.81
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                                                                  Prepayment Penalty Period

Months                                                    Group 1 (%)        Group 2 (%)       Group 3 (%)     Groups 4 (%)        Group 1-4 (%)       Group 5 (%)        Group 6 (%)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0                                                              72.15              76.32             90.53            75.94                80.81             70.06              64.24
4                                                               0.00               0.00              0.00             0.00                 0.00              0.00               0.04
5                                                               0.00               0.00              0.26             0.00                 0.09              0.00               0.04
6                                                               0.59               0.00              0.00             0.73                 0.23              0.00               1.80
12                                                              7.57              13.38              5.48             7.81                 8.70              6.32               5.65
24                                                              1.96               0.00              0.16             1.28                 0.56              2.37               5.43
30                                                              0.00               0.00              0.00             0.13                 0.03              0.00               0.00
36                                                             14.11               9.78              3.58            14.11                 9.01             21.24              22.28
60                                                              3.62               0.52              0.00             0.00                 0.58              0.00               0.52
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                        100.00             100.00            100.00           100.00               100.00            100.00             100.00
=====================================================================================================================================================================================

                                          TERM SHEET SUPPLEMENT
                           (For use with base prospectus dated January 5, 2007)

                                        DLJ MORTGAGE CAPITAL, INC.
                                            Sponsor and Seller

                           CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                Depositor

                                               ARMT Program
                         ADJUSTABLE RATE MORTGAGE-BACKED PASS THROUGH CERTIFICATES
                                           (Issuable in Series)

________________________________          Offered Certificates:
You should consider carefully
the risk factors beginning on     o       The depositor will sell the offered certificates of any series pursuant to a prospectus
page S-7 in this term sheet               supplement  and the  related  base  prospectus.  The  certificates  will be  issued in
supplement.                               series,  each  having its own  designation.  Each series will be issued in one or more classes of senior  certificates and one or more classes of subordinated  certificates.
This term sheet supplement may            Each  class  will  evidence  beneficial  ownership  of,  and the right to a  specified
be used to offer and sell the             portion of future  payments  on, the mortgage  loans and any other assets  included in
certificates offered hereby               the related  trust.  A term sheet may  accompany  this term sheet  supplement  for any
only if accompanied by the                series  and may set  forth  additional  information  about  the  mortgage  loans,  the
prospectus.                               certificates and the trust for that series. Principal and interest, as applicable,  on the offered certificates will be paid monthly.

                                  o       The offered certificates will represent ownership interests only in the Adjustable Rate
                                          Mortgage  Trust to which this term sheet  supplement  relates,  and will not represent ownership interests in or obligations of the sponsor,  the seller, the servicers,  the master servicer,  the special servicer,  the depositor,  the trust administrator,  the trustee, the underwriter or any of their affiliates.
________________________________

Adjustable Rate Mortgage Trust:

    o   each adjustable rate mortgage trust,  also referred to as the issuing entity,  will be established to hold assets  transferred  to it by the  depositor.  The assets of each trust will be  specified in the  prospectus  supplement  for the particular  series of  certificates  and will consist of a pool of  adjustable-rate  and  fixed-rate  one- to four  family  residential  first lien  mortgage loans.

    o   the  adjustable-rate  mortgage loans generally provide for a fixed interest rate during an initial period of  one-month,  six-months,  one-year,  two years,  three years,  five years or seven years from the date of origination of the related  mortgage loan and thereafter  provide for adjustments to the  interest  rate  generally  every  six  months  or twelve  months,  generally  based on the one-month  LIBOR,  six-month  LIBOR,  one-year LIBOR or one-year CMT indices,  as specified in the related mortgage note; and

    o   will make multiple REMIC elections for federal income tax purposes.

THE ISSUER HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SEC FOR THE OFFERING TO
WHICH THIS  COMMUNICATION  RELATES WITH A FILE NUMBER OF  333-135481.  BEFORE YOU INVEST,  YOU SHOULD READ
THE PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND OTHER  DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR
MORE COMPLETE  INFORMATION  ABOUT THE ISSUER AND THIS  OFFERING.  YOU MAY GET THESE  DOCUMENTS FOR FREE BY
VISITING  EDGAR ON THE SEC WEBSITE AT  WWW.SEC.GOV.  ALTERNATIVELY,  THE ISSUER,  ANY  UNDERWRITER  OR ANY
DEALER  PARTICIPATING  IN THE  OFFERING  WILL  ARRANGE  TO SEND YOU THE  PROSPECTUS  IF YOU  REQUEST IT BY
CALLING TOLL-FREE 1-800-221-1037.

THIS TERM SHEET IS NOT REQUIRED TO CONTAIN ALL  INFORMATION  THAT IS REQUIRED TO BE INCLUDED IN THE
BASE  PROSPECTUS AND THE PROSPECTUS SUPPLEMENT  THAT WILL BE PREPARED  FOR THE  SECURITIES  OFFERING TO
WHICH THIS TERM SHEET  RELATES.  THIS TERM SHEET IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.

THE  INFORMATION  IN THIS TERM SHEET IS  PRELIMINARY,  AND MAY BE SUPERSEDED BY AN ADDITIONAL  TERM
SHEET  PROVIDED TO YOU PRIOR TO THE TIME YOU ENTER INTO A CONTRACT OF SALE. THIS  PRELIMINARY  TERM
SHEET IS BEING DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH  INFORMATION
ABOUT THE OFFERING OF THE  SECURITIES  REFERRED TO HEREIN.  THE  SECURITIES  ARE BEING OFFERED WHEN, AS
AND IF ISSUED.  IN  PARTICULAR, YOU ARE ADVISED THAT THESE  SECURITIES,  AND THE ASSET POOLS BACKING
THEM, ARE SUBJECT TO  MODIFICATION OR REVISION  (INCLUDING,  AMONG
OTHER THINGS,  THE  POSSIBILITY  THAT ONE OR MORE CLASSES OF SECURITIES  MAY BE SPLIT,  COMBINED OR
ELIMINATED),  AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL  PROSPECTUS.  AS A RESULT,  YOU
MAY COMMIT TO PURCHASE  SECURITIES THAT HAVE  CHARACTERISTICS  THAT
MAY CHANGE,  AND YOU ARE ADVISED THAT ALL OR A PORTION OF THE SECURITIES MAY NOT BE ISSUED THAT HAVE
THE  CHARACTERISTICS  DESCRIBED IN THESE MATERIALS.  OUR OBLIGATION TO SELL SECURITIES TO YOU IS
CONDITIONED ON THE SECURITIES AND THE UNDERLYING  TRANSACTION  HAVING THE CHARACTERISTICS DESCRIBED IN
THESE MATERIALS.

A CONTRACT OF SALE WILL COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT  CLASS HAS BEEN
PRICED AND WE HAVE  CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY  "INDICATIONS  OF
INTEREST"  EXPRESSED BY YOU, AND ANY "SOFT CIRCLES"  GENERATED BY US, WILL NOT CREATE BINDING
CONTRACTUAL  OBLIGATIONS  FOR YOU OR US. YOU MAY WITHDRAW YOUR OFFER TO PURCHASE  SECURITIES AT ANY TIME
PRIOR TO OUR ACCEPTANCE OF YOUR OFFER.

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO
WHICH THIS TERM SHEET IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A
SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE
MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING
CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED.  SUCH LEGENDS, DISCLAIMERS
OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT
OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                              Credit Suisse

                                             February 5, 2007

                                            TABLE OF CONTENTS

                                                 _______

                                                  S-3

ANNEX I         GLOBAL CLEARANCE, SETTLEMENT AND TAX
                DOCUMENTATION PROCEDURES...............................................................I-1

                                                  S-4

This term sheet  supplement is not required to, and does not,  contain all information that is required to be included in the related base prospectus and the prospectus supplement for any series.

This  term  sheet  supplement  and any  related  term  sheet  for a  series  is not an  offer to sell or a solicitation  of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.

The  Attorney  General  of the  State  of New  York has not  passed  on or  endorsed  the  merits  of this offering.  Any representation to the contrary is unlawful.

This term sheet  supplement  is being  delivered to you solely to provide you with  information  about the offering of the  Certificates  referred to in this term sheet supplement and any related term sheet and to solicit an offer to purchase the  Certificates,  when,  as and if issued.  Any such offer to purchase made by you will not be accepted and will not  constitute a  contractual  commitment  by you to purchase any of the  Certificates  until we have  accepted  your offer to  purchase  Certificates.  We will not accept any offer by you to purchase  Certificates,  and you will not have any contractual  commitment to purchase any of the  Certificates  until after you have  received the term sheet  provided to you prior to the time you enter into a contract of sale. You may withdraw your offer to purchase  Certificates  at any time prior to our acceptance of your offer.

                             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS TERM
                      SHEET SUPPLEMENT, ANY RELATED TERM SHEET AND THE RELATED BASE
                      PROSPECTUS WITH RESPECT TO ANY SERIES OF OFFERED CERTIFICATES

         You should rely on the  information  contained in this  document or to which we have referred you in this term sheet  supplement.  We have not  authorized  anyone to provide you with  information  that is different. This document may only be used where it is legal to sell these securities.

         We provide  information  to you about the offered  certificates  in two separate  documents  that progressively provide more detail:

         o        The accompanying prospectus,  which provides general information,  some of which may not apply to your series of certificates; and

         o        This term  sheet  supplement,  which  describes  the  specific  terms of your  series of certificates.

         The depositor's  principal  executive offices are located at Eleven Madison Avenue, New York, New
York 10010.  Its telephone number is (212) 325-2000.

         We include  cross-references  in this term sheet  supplement and the  accompanying  prospectus to captions in these materials where you can find further related discussions.

         References  herein  made to the trust,  offered  certificates,  mortgage  loans,  mortgage  pool, prospectus  supplement,  pooling and servicing  agreement,  assignment and assumption  agreement and other similar  terms  refer  only to the  particular  series of  offered  certificates  to which this term sheet supplement relates.

                                              EUROPEAN ECONOMIC AREA

         In  relation  to each  Member  State of the  European  Economic  Area which has  implemented  the
Prospectus  Directive  (each, a "Relevant  Member State"),  each underwriter will represent and agree that with  effect  from and  including  the date on which  the  Prospectus  Directive  is  implemented  in that
Relevant Member State (the "Relevant  Implementation  Date") it has not made and will not make an offer of certificates  to the public in that  Relevant  Member State prior to the  publication  of a prospectus  in relation to the  certificates  which has been approved by the competent  authority in that Relevant Member
State or, where  appropriate,  approved in another  Relevant  Member  State and notified to the  competent authority in that Relevant Member State, all in accordance with the Prospectus  Directive,  except that it may, with effect from and including the Relevant  Implementation  Date,  make an offer of  certificates to the public in that Relevant Member State at any time:

         (a)   to legal  entities  which are  authorized or regulated to operate in the financial  markets or, if not so  authorized  or  regulated,  whose  corporate  purpose is solely to invest in securities;

                                                  S-5

         (b)   to any legal  entity  which  has two or more of (1) an  average  of at least 250  employees during the last financial year; (2) a total balance sheet of more than  €43,000,000 and (3)
               an  annual  net  turnover  of more  than  €50,000,000,  as  shown  in its  last  annual  or consolidated accounts; or

         (c)   in any other  circumstances which do not require the publication by the issuing entity of a prospectus pursuant to Article 3 of the Prospectus Directive.

         For the purposes of this  provision,  the expression an "offer of  certificates to the public" in relation to any  certificates in any Relevant Member State means the  communication in any form and by any means of  sufficient  information  on the terms of the offer and the  certificates  to be offered so as to enable an  investor  to decide to purchase or  subscribe  the  certificates,  as the same may be varied in that Member  State by any measure  implementing  the  Prospectus  Directive  in that Member  State and the expression  "Prospectus  Directive"  means  Directive 2003/71/EC  and includes  any relevant  implementing measure in each Relevant Member State.

                                                 UNITED KINGDOM

         Each underwriter will represent and agree that:

         (a)   it has only  communicated or caused to be communicated  and will only  communicate or cause to be  communicated  an invitation or inducement to engage in investment  activity  (within the meaning of Section 21 of the Financial  Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of the  certificates in  circumstances  in which
               Section 21(1) of the FSMA does not apply to the issuing entity; and

         (b)   it has complied and will comply with all applicable  provisions of the FSMA with respect to anything  done by it in relation to the  certificates  in, from or otherwise  involving the
               United Kingdom.

                                                  S-6

                                               RISK FACTORS

         The offered certificates are not suitable investments for all investors. In particular, you are encouraged to not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

         The offered certificates are complex securities. You are encouraged to possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this term sheet supplement and the accompanying base prospectus in the context of your financial situation and tolerance for risk.

         You are encouraged to carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

Risk of Loss

The return on your certificates may          Losses on the mortgage loans may occur due to a wide variety of causes,
be affected by losses on the                 including a decline in real estate values, and adverse changes in the
mortgage loans, which could occur            borrower's financial condition. A decline in real estate values or
for a variety of reasons.                    economic conditions nationally or in the regions where the mortgaged properties are concentrated may increase the risk of losses on the mortgage loans.

Geographic concentration may affect          If the regional economy or housing market in an area representing a
risk of loss on the mortgage loans.          concentration of mortgage loans in the mortgage pool weakens, the mortgage loans may experience high rates of loss and delinquency, resulting in losses to certificateholders.  The economic condition and housing market in that area may be adversely affected by a variety of events, including a downturn in certain industries or other businesses concentrated in that area, natural disasters such as earthquakes, hurricanes, floods, wildfires and eruptions, and civil disturbances such as riots.  The depositor cannot predict whether, or to what extent or for how long, such events may occur.

                                             See "Description of the Mortgage Pool—General" in this term sheet supplement.

The underwriting guidelines used to          The mortgage loans were originated or acquired generally in accordance
originate the mortgage loans may             with the underwriting guidelines described in this term sheet
impact losses.                               supplement.  The underwriting standards typically differ from, and are generally less stringent than, the underwriting standards established by
                                             Fannie Mae or Freddie Mac.  In addition, the mortgage loans may have been made to mortgagors with imperfect credit histories, ranging from minor delinquencies to bankruptcy, or mortgagors with relatively high ratios of monthly mortgage payments to income or relatively high ratios of total monthly credit payments to income.  Consequently, the mortgage loans may experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in accordance with higher standards.

There is a risk that there may be a          Substantial delays could be encountered in connection with the
delay in receipt of liquidation              liquidation of defaulted mortgage loans.  Further, liquidation expenses
proceeds and liquidation proceeds            such as legal fees, real estate taxes and maintenance and preservation
may be less than the mortgage loan           expenses will reduce the portion of liquidation proceeds payable to you.
balance.                                     If a mortgaged property fails to provide adequate security for the mortgage loan and the available credit enhancement is insufficient to cover the loss, you will incur a loss on your investment.

                                                  S-7

Losses on the mortgage loans in the          The applicable coverage for special hazard losses, fraud losses and
senior-subordinate loan groups may           bankruptcy losses cover mortgage loans in all of the senior-subordinate
reduce the yield on the senior               loan groups.  Therefore, if mortgage loans in a senior-subordinate loan
certificates unrelated to that loan          group suffer a high level of these types of losses, it will reduce the
group.                                       available coverage for all of the Senior-Subordinate Certificates.
                                             Investors should be aware that after the applicable coverage amounts have been exhausted, if a mortgage loan in a senior-subordinate loan group suffers these types of losses, all of the Senior-Subordinate Certificates and Class C-B Certificates will be allocated a portion of that loss.

                                             Because the Class C-B Certificates represent interests in the mortgage loans in all the senior-subordinate loan groups, the class principal balances of these classes of certificates could be reduced to zero as a result of realized losses on the mortgage loans in any of the senior-subordinate loan groups.  Therefore, the allocation of realized losses on the mortgage loans to the Class C-B Certificates will reduce the subordination provided by those classes of certificates to all of the
                                             Senior-Subordinate Certificates, including the senior certificates related to the senior-subordinate loan groups that did not suffer any losses.  This will increase the likelihood that future realized losses may be allocated to senior certificates related to the senior-subordinate loan groups that did not suffer those previous losses.

                                             See "Description of the Certificates—Cross-Collateralization—The
                                             Senior-Subordinate Loan Groups" in this term sheet supplement.

The value of your certificates may           If the performance of the related mortgage loans is substantially worse
be reduced if losses are higher than         than assumed by the rating agencies, the ratings of any class of the
expected.                                    certificates may be lowered in the future. This would probably reduce the value of those certificates.  None of the depositor, the servicers, the master servicer, the special servicer, the seller, the trustee, the trust administrator, the underwriter or any other entity will have any obligation to supplement any credit enhancement, or to take any other action to maintain any rating of the certificates.
Limited Obligations

Payments on the mortgage loans are           The certificates represent interests only in the trust.  The certificates
the only source of payments on the           do not represent any interest in or any obligation of the depositor, the
offered certificates.                        servicers, the master servicer, the special servicer, the seller, the trustee, the trust administrator, the counterparties, the underwriter or any of their affiliates.  If proceeds from the assets of the trust are not sufficient to make all payments provided for under the pooling and servicing agreement, investors will have no recourse to the depositor, the servicers, the master servicer, the special servicer, the seller, the counterparties, the underwriter or any other entity, and will incur losses if the credit enhancement for their class of offered certificates is exhausted.

                                                  S-8

Liquidity Risks

You may have to hold your offered            A secondary market for the offered certificates may not develop. Even if
certificates to their maturity               a secondary market does develop, it may not continue or it may be
because of difficulty in reselling           illiquid.  Neither the underwriter nor any other person will have any
the offered certificates.                    obligation to make a secondary market in your certificates.  Illiquidity means an investor may not be able to find a buyer to buy its securities readily or at prices that will enable the investor to realize a desired yield. Illiquidity can have a severe adverse effect on the market value of the offered certificates. Any class of offered certificates may experience illiquidity, although generally illiquidity is more likely for classes that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.
Book-Entry Certificates

The absence of physical certificates         The offered certificates may not be issued in physical form.  Offered
may cause delays in payments and             certificates not issued in physical form will be transferable only
cause difficulty in pledging or              through The Depository Trust Company (referred to in this term sheet
selling the offered certificates.            supplement as DTC), participating organizations, indirect participants and certain banks. The ability to pledge a certificate to a person that does not participate in DTC may be limited because of the absence of a physical certificate. In addition, certificateholders may experience some delay in receiving distributions on these certificates because the trust administrator will not send distributions directly to them. Instead, the trust administrator will send all distributions to DTC, which will then credit those distributions to the participating organizations.  Those organizations will in turn credit accounts certificateholders have either directly or indirectly through indirect participants.

                                             See "Description of the Certificates—Book-Entry Registration" in this term sheet supplement.
Special Yield and Prepayment
Considerations

The yield to maturity on your                The yield to maturity on each class of offered certificates will depend
certificates will depend on various          on a variety of factors, including:
factors, including the rate of
prepayments.                                 o    the rate and timing of principal payments on the related mortgage loans (including prepayments, defaults and liquidations, and repurchases due to breaches of representations or warranties);

                                             o    the pass-through rate for that class;

                                             o    interest shortfalls due to mortgagor prepayments on the related mortgage loans;

                                             o    whether an optional termination or an auction of one or more loan groups occurs;

                                             o    the purchase price of that class; and

                                             o    whether losses on the mortgage loans are covered by credit enhancement.

                                             The rate of prepayments is one of the most important and least predictable of these factors.

                                                  S-9

                                             In general, if a class of certificates is purchased at a price higher than its outstanding certificate principal balance and principal distributions on that class occur faster than assumed at the time of purchase, the yield will be lower than anticipated. Conversely, if a class of certificates is purchased at a price lower than its outstanding certificate principal balance and principal distributions on that class occur more slowly than assumed at the time of purchase, the yield will be lower than anticipated.

The rate of prepayments on the               Since mortgagors can generally prepay their mortgage loans at any time,
mortgage loans will be affected by           the rate and timing of principal distributions on the offered
various factors.                             certificates are highly uncertain.  Generally, when market interest rates increase, borrowers are less likely to prepay their mortgage loans.  Such reduced prepayments could result in a slower return of principal to holders of the offered certificates at a time when they may be able to reinvest such funds at a higher rate of interest than the pass-through rate on their class of certificates.  Conversely, when market interest rates decrease, borrowers are generally more likely to prepay their mortgage loans.  Such increased prepayments could result in a faster return of principal to holders of the offered certificates at a time when they may not be able to reinvest such funds at an interest rate as high as the pass-through rate on their class of certificates.

                                             The interest rate on the adjustable-rate mortgage loans in the trust generally adjust after a one-month, six-month, one year, two year, three year, five year, seven year or ten year initial fixed-rate period.  We are not aware of any publicly available statistics that set forth principal prepayment experience or prepayment forecasts of mortgage loans of the type included in the trust over an extended period of time, and the experience with respect to the mortgage loans included in the trust is insufficient to draw any conclusions with respect to the expected prepayment rates on such mortgage loans.  As is the case with conventional fixed-rate mortgage loans, adjustable-rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment.  For example, if prevailing mortgage interest rates fall significantly, fixed-rate mortgage loans and adjustable-rate mortgage loans with an initial fixed-rate period could be subject to higher prepayment rates either before or after the interest rate on the mortgage loan begins to adjust than if prevailing mortgage interest rates remain constant because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their mortgage loans to "lock in" lower fixed interest rates.  The features of adjustable-rate mortgage loan programs during the past years have varied significantly in response to market conditions including the interest-rate environment, consumer demand, regulatory restrictions and other factors.  The lack of uniformity of the terms and provisions of such adjustable-rate mortgage loan programs have made it impracticable to compile meaningful comparative data on prepayment rates and, accordingly, we cannot assure you as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

                                             Refinancing programs, which may involve soliciting all or some of the mortgagors to refinance their mortgage loans, may increase the rate of prepayments on the mortgage loans. These refinancing programs may be offered by an originator, the servicers, the special servicer, the master servicer, any sub-servicer or their affiliates, and may include streamlined documentation programs.

                                                  S-10

                                             Some or all of the mortgage loans may impose a premium for certain early full or partial prepayments of a mortgage loan.  Generally, each such mortgage loan provides for payment of a prepayment premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, generally ranging from four months to five years from the date of origination of such mortgage loan.  The amount of the applicable prepayment premium, to the extent permitted under applicable law, is as provided in the related mortgage note; generally, such amount is equal to six months' interest on any amounts prepaid during any 12-month period in excess of 20% of the original principal balance of the related mortgage loan or a specified percentage of the amounts prepaid.  Such prepayment premiums may discourage mortgagors from prepaying their mortgage loans during the penalty period and, accordingly, affect the rate of prepayment of such mortgage loans even in a declining interest rate environment.  Any such prepayment premiums will either be retained by the related servicer or will be paid to the holder of the Class P Certificates and will not be available for payment of the offered certificates.

                                             The seller may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties made by it have not been cured.  In addition, the special servicer, has the option to purchase certain mortgage loans from the trust that become ninety days or more delinquent.  See "Servicing of Mortgage Loans—Optional Purchase
                                             of Defaulted Loans; Specially Serviced Loans" in this term sheet supplement.  These purchases will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

The yield on your certificates will          After an initial fixed-rate period, each adjustable-rate mortgage loan
also be affected by changes in the           provides for adjustments to the interest rate generally every six months
mortgage interest rate.                      or twelve months.  The interest rate on each adjustable-rate mortgage loan will adjust to equal the sum of an index and a margin. The interest rate on adjustable-rate mortgage loans may be subject to limitations stated in the mortgage note with respect to increases and decreases for any adjustment (i.e., a "periodic cap").  In addition, the interest rate on the adjustable-rate mortgage loans may be subject to an overall maximum and minimum interest rate. See "Description of the Mortgage Pool"
                                             in this term sheet supplement.

                                             With respect to the variable rate offered certificates, other than the floating rate loan group certificates, the pass-through rates may decrease, and may decrease significantly, after the mortgage interest rates on the mortgage loans begin to adjust as a result of, among other factors, the dates of adjustment, the margins, changes in the indices and any applicable periodic cap or lifetime rate change limitations.  Each mortgage loan has a maximum mortgage interest rate and substantially all of the mortgage loans have a minimum mortgage interest rate.  Generally, the minimum mortgage interest rate is the applicable margin.  In the event that, despite prevailing market interest rates, the mortgage interest rate on any mortgage loan cannot increase due to a maximum mortgage interest rate limitation or a periodic cap, the yield on the certificates could be adversely affected.

                                             See "Description of the Mortgage Pool" and "Certain Yield and Prepayment
                                             Considerations" in this term sheet supplement.

                                                  S-11

                                             Your investment in the floating rate loan group certificates involves the risk that the level of one-month LIBOR may change in a direction or at a rate that is different from the level of the index used to determine the interest rates on the related adjustable-rate mortgage loans.  In addition, because the mortgage rates on the adjustable-rate mortgage loans adjust at different times and in different amounts, there may be times when one-month LIBOR plus the applicable margin could exceed the applicable rate cap.  This will have the effect of reducing the pass-through rates on the related certificates (other than any class of floating rate loan group certificates covered by a related swap agreement), at least temporarily.  This difference up to certain limits described herein will be paid to you on future distribution dates only to the extent that there is sufficient cashflow generated from (i) excess interest on the mortgage loans in the related loan group on such distribution date pursuant to the priorities set forth in this term sheet
                                             supplement and (ii) from any related cap agreement.   Payments under any
                                             cap agreement are subject to the credit risk of the cap counterparty.  No assurances can be given that such additional funds will be available.

Amounts available under any related          Net swap payments payable to the supplemental interest trust trustee, on
swap agreement from the swap                 behalf of the supplemental interest trust, by the swap counterparty under
counterparty may be limited.                 a related swap agreement will be used to cover any interest shortfalls that may occur as a result of the decline in the net funds cap of the related group below the formula rate for the related certificates as described in the term sheet to this term sheet supplement, if applicable.  However, if the swap counterparty defaults on its obligations under the swap agreement, then there may be insufficient funds to cover such amounts.  If the swap counterparty defaults on its obligations under swap agreement, then the formula rate for the related certificates will become capped at the net funds cap of the related group as described in the term sheet to this term sheet supplement, if applicable.  To the extent that distributions on the related certificates depend in part on payments to be received by the supplemental interest trust trustee under the related swap agreement, the ability of the trust administrator to make such distributions on such certificates will be subject to the credit risk of the swap counterparty.

Interest Only Certificates are               Interest Only Certificates receive only payments of interest and are
especially sensitive to rapid                sensitive to variations in the rate of prepayments on the related
prepayments of the related mortgage          mortgage loans.  If the rate of prepayments on the related mortgage loans
loans.                                       is faster than expected, the yield to the Interest Only Certificates will be lower than expected and under certain prepayment scenarios an investor therein may not fully recoup their initial investment.

                                             On any distribution date on which the pass-through rate of any LIBOR
                                             Certificates is based on the net wac rate of the related loan group, the
                                             Interest Only Certificates with respect to that loan group may receive little or no distributions of interest.  In addition, amounts distributable to the Interest Only Certificates on any distribution date may be withheld to cover basis risk shortfalls on the LIBOR Certificates for the related loan group.  Any amounts so withheld will not be reimbursed to the holders of the Interest Only Certificates.

                                                  S-12

Interest only mortgage loans have a          Some or all of the mortgage loans may not provide for any payments of
greater degree of risk of default.           principal prior to a certain time, which may range from the first
                                             Adjustment Date of a mortgage loan to ten years from the origination of a mortgage loan.  These mortgage loans may involve a greater degree of risk because, if the related mortgagor defaults, the outstanding principal balance of that mortgage loan will be higher than for an amortizing mortgage loan.

An optional termination or an                When the aggregate stated principal balance of the mortgage loans in all
auction sale of the trust may                of the pass-through rate loan groups has been reduced to 10% or less of
adversely affect the certificates.           their aggregate Cut-off Date Principal Balance, and certain conditions in the pooling and servicing agreement are satisfied, the terminating entity as described in the pooling and servicing agreement may purchase all of the pass-through rate loan group mortgage loans.  If the terminating entity exercises its rights to purchase these mortgage loans as described above, such purchase of mortgage loans would cause an early retirement of the related certificates.

                                             When the aggregate stated principal balance of the mortgage loans in all floating rate loan groups has been reduced to 10% or less of the sum of their aggregate initial Cut-off Date Principal Balance and, if applicable, the amounts on deposit in any prefunding account on the closing date, and certain conditions in the pooling and servicing agreement are satisfied, the terminating entity as described in the pooling and servicing agreement may purchase all of the floating rate loan group mortgage loans.  If the terminating entity exercises its rights to purchase the floating rate loan group mortgage loans as described above, such purchase would cause an early retirement of the floating rate loan group certificates.

                                             If the option to purchase the pass-through rate loan group mortgage loans as described above is not exercised and the aggregate outstanding principal balance of the pass-through rate loan group mortgage loans declines below 5% of the aggregate Cut-off Date Principal Balance of the mortgage loans in a pass-through rate loan group, the trust administrator will conduct an auction to sell the pass-through rate loan group mortgage loans.

                                             If the option to purchase the floating rate loan group mortgage loans as described above is not exercised and the aggregate outstanding principal balance of the floating rate loan group mortgage loans declines below 5%
                                             or less of the sum of their aggregate initial Cut-off Date Principal
                                             Balance and the amounts on deposit in any prefunding account on the closing date, the trust administrator will conduct an auction to sell the floating rate loan group mortgage loans.

                                             See "Pooling and Servicing Agreement—Optional Termination; Terminating
                                             Auction Sale" in this term sheet supplement.

                                             If either an option termination or an auction occurs, the purchase price paid by the terminating entity or the auction purchaser will be passed through to the related certificateholders.  This would have the same effect as if all of the remaining mortgagors made prepayments in full.
                                             Any class of certificates purchased at a premium could be adversely affected by an optional purchase or an auction sale of the related group or groups of mortgage loans.

                                                  S-13

                                             See "Yield, Prepayment and Maturity Considerations" in the prospectus.

Inadequate amount of subsequent mortgage     If the amount of subsequent mortgage loans for any floating rate loan
loans will affect the timing and rate of     group purchased by the trust is less than the amount deposited in the
return on an investment in the offered       prefunding account on the closing date, if applicable, holders of the
certificates related to the related          offered certificates related to such loan group that are entitled to
floating rate loan group.                    payments of principal will receive a prepayment of principal of the amount remaining in the prefunding account on the distribution date set forth in the prospectus supplement.  The types of mortgage loans that can be purchased as subsequent mortgage loans are similar to the applicable initial mortgage loans; however, the aggregate characteristics of the mortgage loans in such loan group after the prefunding period may differ from the aggregate characteristics of the initial mortgage loans in such loan group as of the closing date.

                                             See "Description of the Mortgage Pool—Prefunding and Conveyance of
                                             Subsequent Mortgage Loans" in this term sheet supplement.
Potential Inadequacy of Credit
Enhancement
                                             The subordination, overcollateralization and other credit enhancement features described in this term sheet supplement are intended to enhance the likelihood that the related classes of certificates in varying degrees will receive regular payments of interest and principal, but such credit enhancements are limited in nature and may be insufficient to cover all losses on the mortgage loans.  None of the depositor, the seller, the servicers, the special servicer, the trustee, the underwriter, the master servicer or the trust administrator will have any obligation to supplement any credit enhancement.

Certain factors may limit the amount         In order to create overcollateralization, it will be necessary that the
of excess interest on the mortgage           floating rate loan group mortgage loans generate more interest than is
loans in the floating rate loan              needed to pay interest on the floating rate loan group certificates and
groups thereby reducing                      the related fees and expenses of the trust.  We expect that the floating
overcollateralization.                       rate loan group mortgage loans will generate more interest than is needed to pay those amounts, at least during certain periods, because the weighted average mortgage rate on the floating rate loan group mortgage loans is higher than the net WAC rate on the floating rate loan group certificates.  We cannot assure you, however, that enough excess interest will be generated to reach the rating agencies' targeted
                                             overcollateralization level.  The following factors will affect the amount of excess interest that the floating rate loan group mortgage loans will generate:

                                             o    Prepayments.  Each time a floating rate loan group mortgage loan is prepaid, total excess interest after the date of prepayment will be reduced because that mortgage loan will no longer be outstanding and generating interest.  Prepayment of a disproportionately high number of floating rate loan group mortgage loans with high mortgage rates would have a greater adverse effect on future excess interest.

                                             o    Defaults.  The actual rate of defaults on the floating rate loan group mortgage loans may be higher than expected.  Defaulted floating group mortgage loans may be liquidated, and liquidated mortgage loans will no longer be outstanding and generating interest.

                                                  S-14

                                             o    Level of One-Month LIBOR.  If one-month LIBOR increases, more money will be needed to distribute interest to the holders of the related floating rate loan group certificates, so less money will be available as excess interest.
Holding Subordinate Certificates
Creates Additional Risks

                                             The protections afforded the senior certificates in this transaction create risks for the subordinate certificates.  Prior to any purchase of subordinate certificates, consider the following factors that may adversely impact your yield:

                                             o    Because the subordinate certificates receive interest and principal distributions after the related senior certificates receive such distributions, there is a greater likelihood that the subordinate certificates will not receive the distributions to which they are entitled on any distribution date.

                                             o    Except under the circumstances described in this term sheet supplement, the Class C-B Certificates entitled to principal are not entitled to a full proportionate share of principal prepayments on the related mortgage loans until the beginning of the twelfth year after the closing date.  In addition, if certain losses on the related mortgage loans exceed stated levels, a portion of the principal distribution payable to such classes of Class C-B
                                                  Certificates with higher alphanumerical class designations will be paid to classes of Class C-B Certificates with lower alphanumerical class designations.

                                             o    If the related servicer or the master servicer determines not to advance a delinquent payment on a mortgage loan because such amount is not recoverable from a mortgagor, there may be a shortfall in distributions on the certificates which will impact the related subordinate certificates.

                                             o    The Floating Rate Loan Group Subordinate Certificates are not
                                                  expected to receive principal distributions until, at the earliest, the distribution date set forth in the prospectus supplement, unless the class principal balances of the Floating Rate Loan Group Senior
                                                  Certificates have been reduced to zero prior to such date.

                                             o    After extinguishing all other credit enhancement available to a group, losses on the mortgage loans will be allocated to the related subordinate certificates in reverse order of their priority of payment.  A loss allocation results in a reduction of a class principal balance without a corresponding distribution of cash to the holder.  A lower class principal balance will result in less interest accruing on the certificate.

                                             o    The earlier in the transaction that a loss on a mortgage loan occurs, the greater the impact on the yield.

                                                  S-15

If Servicing is Transferred,
Delinquencies May Increase

                                             In certain circumstances, the entity specified in the pooling and servicing agreement or its transferee may request that SPS or the master servicer resign and appoint a successor servicer or master servicer, as applicable.  If this happens, a transfer of servicing will occur that may result in a temporary increase in the delinquencies on the transferred mortgage loans, which in turn may result in delays in distributions on the offered certificates and/or losses on the offered certificates.

                                             The servicing function for the mortgage loans for which SPS will be responsible for servicing under the pooling and servicing agreement has recently been transferred to SPS.  Servicing transfers may result in a temporary increase in delinquencies on the transferred mortgage loans.

                                             In addition, it is anticipated that the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.  Such successor servicer will service such mortgage loans in accordance with the servicing provisions set forth in the pooling and servicing agreement.  We cannot assure you that such servicing transfer will occur.

                                             Any servicing transfer will involve notifying mortgagors to remit payments to the new servicer, transferring physical possession of the loan files and records to the new servicer and entering loan and mortgagor data on the management information systems of the new servicer, and such transfers could result in misdirected notices, misapplied payments, data input errors and other problems.  Servicing transfers may result in a temporary increase in delinquencies, defaults and losses on the mortgage loans.  There can be no assurance as to the severity or duration of any increase in the rate of delinquencies, defaults or losses due to transfers of servicing.

Violation of Various Federal and State
Laws May Result in Losses on the Mortgage
Loans
                                             Applicable state laws generally regulate interest rates and other charges, require certain  disclosures, and require licensing of mortgage loan originators.  In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                             The mortgage loans are also subject to federal laws, including:

                                             o    the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the mortgage loans;

                                             o    the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer
                                                  Credit Protection Act, in the extension of credit; and

                                                  S-16

                                             o    the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

                                             Violations of certain provisions of these state and federal laws may limit the ability of the servicer to collect all or part of the principal of or interest on the mortgage loans and in addition could subject the trust to damages and administrative enforcement.  In particular, the originator's failure to comply with certain requirements of the Federal
                                             Truth-in-Lending Act, as implemented by Regulation Z, could subject the trust to monetary penalties, and result in the obligors' rescinding the mortgage loans against the trust.

                                             The seller will represent that any and all requirements of any federal and state law (including applicable predatory and abusive lending laws)
                                             applicable to the origination of each mortgage loan sold by it have been complied with.  In the event of a breach of that representation, the seller will be obligated to cure such breach or repurchase or replace the affected mortgage loan in the manner described in this term sheet supplement.
Recent Events

                                             The current situation in Iraq has caused significant uncertainty with respect to global markets. The short term and long term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer confidence and market liquidity. No assurance can be given as to the effect of these events on the rate of delinquencies and losses on the mortgage loans and servicing decisions with respect thereto. Any adverse impact as a result of these events would be borne by the holders of the offered certificates.

                                             The response of the United States to the events of September 11, 2001 and the current situation in Iraq involves military operations. The
                                             Servicemembers Civil Relief Act and comparable state and local laws, collectively referred to herein as the Relief Act, provide relief to borrowers who enter active military service and to borrowers in reserve status, including members of the National Guard, who are called to active duty after the origination of their mortgage loan. The Servicemembers
                                             Civil Relief Act provides generally that these borrowers may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty.  Shortfalls that occur due to the application of the Relief Act are not required to be paid by the borrower at any future time, will not be advanced by a servicer and, to the extent excess interest is insufficient, will reduce accrued interest on each class of certificates in the related loan group on a pro rata basis.  In addition, the act imposes limitations that would impair the ability of a servicer to foreclose on an affected loan during the borrower's period of active duty status, and, under some circumstances during an additional period thereafter.

                                             Several hurricanes which have struck Louisiana, Alabama, Mississippi,
                                             Texas and Florida in 2005 may have adversely affected mortgaged properties located in those states.  The seller will make a representation and warranty that no mortgaged property is subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty as of the closing date.  In the event that a mortgaged property

                                                  S-17

                                             is damaged as of the closing date and that damage materially and adversely affects the value of the mortgaged property or of the interest of the certificateholders in the related mortgage loan, the related seller will be required to repurchase the related mortgage loan from the trust.  We do not know how many mortgaged properties have been or may be affected by the hurricanes.  No assurance can be given as to the effect of this event on the rate of delinquencies and losses on the mortgage loans secured by mortgaged properties that were or may be affected by the hurricanes.  Any adverse impact as a result of this event may be borne by the holders of the offered certificates, particularly if a related seller fails to repurchase any mortgage loan that breaches this representation and warranty.  Any such repurchases may shorten the weighted average lives of the related offered certificates.
Recent Developments Affecting SPS

                                             In the past, SPS entered into consent  agreements with certain  regulatory agencies,  including a Consent  Agreement dated November 23, 2003 with the
                                             FTC and HUD. In some of these agreements,  while not admitting  liability,
                                             SPS agreed to refund  certain  amounts  to  consumers,  establish  redress funds,  refrain  from  engaging in certain  actions or  implement  certain practices prospectively.

                                             SPS is  examined  for  compliance  with state and local  laws by  numerous regulators.  No  assurance  can be given  that SPS's  regulators  will not inquire into its  practices,  policies or procedures in the future.  It is possible that any of SPS's  regulators  will order SPS to change or revise its  practices,  policies or procedures in the future.  Any such change or revisions  may have a  material  impact on the  future  income  from SPS's operations.

                                             The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS's policies and procedures do not comply with applicable law could lead to downgrades by one or more rating agencies, a transfer of SPS's servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions or losses on the offered certificates, or any combination of these events.

         Some of the statements  contained or incorporated by reference in this term sheet  supplement and the  accompanying  base  prospectus  consist of  forward-looking  statements  relating to future  economic performance or projections and other  financial  items.  These  statements can be identified by the use of
forward-looking   words  such  as  "may,"  "will,"   "should,"   "expects,"   "believes,"   "anticipates,"
"estimates,"  "assumed  characteristics,"  "structuring  assumptions,"  "prepayment  assumption," or other comparable  words.  Forward-looking  statements are subject to a variety of risks and  uncertainties  that could cause actual results to differ from the projected  results.  Those risks and uncertainties  include, among others,  general economic and business  conditions,  competition,  changes in political,  social and economic  conditions,  regulatory  initiatives  and compliance  with  governmental  regulations,  customer preferences  and various other  matters,  many of which are beyond our control.  Because we cannot predict the future,  what  actually  happens  may be very  different  from what we predict in our  forward-looking statements.

                                                  S-18

                                               INTRODUCTION

         The  depositor  will  establish an  Adjustable  Rate  Mortgage  Trust  relating to each series of
Adjustable Rate Mortgage Backed  Pass-Through  Certificates on the closing date, pursuant to a pooling and
servicing  agreement  among  the  depositor,   the  seller,  the  servicers  (except  for  the  designated servicers),  the master servicer, the special servicer, the trustee and the trust administrator,  dated as of the cut-off date.

         Some  capitalized  terms used in this term sheet  supplement  have the meanings given below under
"Description of the Certificates—Glossary of Terms—The  Senior-Subordinate Loan Groups" and "—The Floating
Rate Loan Group Certificates" or in the prospectus under "Glossary."

                                     DESCRIPTION OF THE MORTGAGE POOL

General

         Information  relating  to the  mortgage  loans  to be  included  in the  mortgage  pool  will  be presented in the related term sheet.

         The mortgage  loans  acquired by the depositor  from  DLJ Mortgage  Capital,  Inc. ("DLJ Mortgage
Capital")  were  previously  purchased  by DLJ  Mortgage  Capital in secondary  market  transactions  from various  mortgage loan  originators  and purchasers.  The sponsor  selected the mortgage loans for sale to the depositor from among its portfolio of mortgage loans based on a variety of  considerations,  including type of mortgage loan,  geographic  concentration,  range of mortgage interest rates,  principal  balance, credit  scores and other  characteristics.  In making this  selection,  the  depositor  took into  account investor  preferences  and the  depositor's  objective  of obtaining  the most  favorable  combination  of ratings on the certificates.

         Under the pooling and servicing  agreement,  the depositor  will assign the mortgage loans to the trustee for the benefit of the holders of the certificates.

         The mortgage  loans will be secured by first liens on fee simple  interests or leaseholds in one-
to four-family  residential real properties.  The property  securing a mortgage loan is referred to as the mortgaged  property.  The  mortgage  pool will  consist  of  mortgage  loans  with  terms to  maturity  of generally 30 years from the date of origination or modification.

         Each mortgage loan will be a conventional  fixed-rate  mortgage loan or adjustable-rate  mortgage loan evidenced by a mortgage note.

         Substantially all of the mortgage loans will contain  "due-on-sale"  clauses.  The enforcement of a  due-on-sale  clause will  generally  have the same effect as a prepayment on a mortgage  loan.  Some of the mortgage  loans may be assumable by purchasers of the  mortgaged  property  rather than prepaid by the related  borrowers in connection  with the sales of the those  mortgage  properties.  Any such  assumption will reduce the rate of  prepayments  of the mortgage  loans and extend the  weighted  average life of the related offered certificates.  See "Yield, Prepayment and Maturity Considerations" in the prospectus.

         Substantially  all of the  mortgage  loans will provide for payments due on the first day of each month.  Scheduled  monthly  payments made by the  mortgagors on the initial  mortgage loans either earlier or later  than the  scheduled  due  dates  will not  affect  the  amortization  schedule  or the  relative application of those payments to principal and interest.

         As of the cut-off date,  the initial  mortgage loans will have the  characteristics  as indicated
in the related term sheet.

         A portion of the mortgage loans may be 30 days or more delinquent as of the cut-off date.

         No mortgage loan may be subject to a buydown agreement.

         A portion of the  aggregate  Cut-off Date  Principal  Balance of the  mortgage  loans may have an original principal balance that conforms to Fannie Mae and Freddie Mac guidelines.

                                                  S-19

         For  purposes  of  describing  the  delinquency  characteristics  of the  mortgage  loans  in the prospectus  supplement,  a mortgage loan is considered to be delinquent when a payment due on any due date remains  unpaid  as of the  close of  business  on the last  business  day  immediately  prior to the next monthly due date.  The  determination  as to whether a mortgage  loan falls into this  category is made as of the close of business on the last  business  day of each month.  For  example,  a mortgage  loan with a payment  due on January 1 that  remained  unpaid as of the close of  business  on January 31 would then be described  as 30 to 59  days  delinquent  in  the  description  of the  mortgage  loans  contained  in the prospectus supplement for February.

         Some of the mortgages  loan may provide for payment of a prepayment  premium in  connection  with certain  voluntary,  full or partial  prepayments  made within the period of time specified in the related mortgage  note,  generally  ranging  from four months to five years from the date of  origination  of such mortgage  loan.  The  amount  of  the  applicable  prepayment  premium,  to  the  extent  permitted  under applicable  law,  will be as provided in the related  mortgage  note;  generally,  such amount is equal to three  months'  interest  on any  amounts  prepaid  during  any  12-month  period  in excess of 20% of the original  principal  balance  of the  related  mortgage  loan or a  specified  percentage  of the  amounts prepaid.  Any such  prepayment  premiums  will either be retained by the related  servicer or will be paid to the  holder  of the  Class P  Certificates  and  will  not be  available  for  payment  of the  offered certificates.

         All of the initial  mortgage  loans as of the cut-off date will have LTV ratios at origination of
100% or less.  It is  anticipated  that,  with some  exceptions,  each initial  mortgage  loan with an LTV ratio at origination of greater than 80% will be covered by a primary mortgage  guaranty  insurance policy issued by a  mortgage  insurance  company  acceptable  to Fannie  Mae or Freddie  Mac,  or any  nationally recognized  statistical  rating  organization.  The primary mortgage guaranty insurance policy referred to in the immediately  preceding  sentence will not be required for any of these initial mortgage loans after the date on which  the  related  LTV  ratio is 80% or less or,  based on a new  appraisal,  the  principal balance of that mortgage loan represents 80% or less of the new appraised  value or as otherwise  provided by law.

         Mortgage  loans may be  secured  by  mortgaged  properties  with  respect  to which  second  lien mortgage  loans  were  originated  at the same time as the first  lien  mortgage  loan.  The owners of the mortgaged  properties  may obtain second lien mortgage  loans at any time without the sponsor's  knowledge and, thus, more mortgaged properties than described above may also secure second lien mortgage loans.

         The  loan-to-value  ("LTV") ratio of a mortgage  loan at any given time is a fraction,  expressed as a percentage,  the numerator of which is the stated principal  balance of the mortgage loan at the date of  determination  and the  denominator  of which is  (a) in  the case of a  purchase,  the  lesser of the selling  price of the related  mortgaged  property  and its  appraised  value  determined  in an appraisal obtained by the  originator at  origination  of the mortgage  loan or (b) in the case of a refinance,  the appraised value of the mortgaged  property at the time of such  refinance.  No assurance can be given that the  value of any  mortgaged  property  has  remained  or will  remain at the level  that  existed  on the appraisal or sales date. If  residential  real estate values  overall or in a particular  geographic  area decline,  the LTV ratios  might not be a reliable  indicator of the rates of  delinquencies,  foreclosures and losses that could occur on those mortgage loans.

Mortgage Adjustment Rate of Adjustable Rate Mortgage Loans

         Generally,  each  adjustable  rate mortgage loan has an initial fixed mortgage  interest rate for approximately  one month, six months,  one year, two years,  three years,  five years or seven years after the  origination  of such mortgage  loan.  Each mortgage note related to an adjustable  rate mortgage loan generally will provide for  adjustments to the mortgage  interest rate thereon on or about one month from, six months from, or the first,  second,  third,  fifth or seventh  anniversary  of, the first due date, as applicable,  and in each case,  generally either every one month,  six months or twelve months  thereafter
(each,  an "Adjustment  Date").  On each  Adjustment  Date, the mortgage  interest rate on each adjustable rate  mortgage  loan  will  adjust to the sum of the  applicable  Index  and the  number  of basis  points specified  in the  applicable  mortgage  note (the  "Margin"),  rounded to the  nearest  one eighth of one percent,  subject to the limitation that, with respect to certain  mortgage loans,  the mortgage  interest rate after  such  adjustment  on each  Adjustment  Date may not vary from the  mortgage  interest  rate in effect prior to such  adjustment  by more than the number of basis points  specified in the mortgage  note
(the "Periodic  Cap").  In addition,  adjustments to the mortgage  interest rate for all of the adjustable rate mortgage  loans are subject to a lifetime  maximum  interest rate (a "Rate  Ceiling").  Substantially all of the  adjustable  rate  mortgage  loans  specify a lifetime  minimum  interest rate (a "Rate Floor")
which  in most  cases  is equal  to the  Margin  for  that  mortgage  loan.  Except  with  respect  to any adjustments  during an initial interest only period,  on the first due date following each Adjustment Date

                                                  S-20

for each  adjustable  rate mortgage loan, the monthly  payment for the mortgage loan will be adjusted,  if necessary,  to an amount that will fully  amortize such mortgage  loan at the adjusted  mortgage  interest rate over its remaining scheduled term to maturity.

Interest Only Mortgage Loans

         Some or all of the  mortgage  loans  (in  each  case by  Cut-off  Date  Principal  Balance)  (the
"Interest  Only Mortgage  Loans") will not provide for any payments of principal  prior to a certain time, which may range from the first  Adjustment  Date of a mortgage loan to ten years from the origination of a mortgage loan.

The Indices

         The Indices for the initial  adjustable-rate  mortgage loans in each loan group generally will be as One-Year CMT, One-Month LIBOR, Six-Month LIBOR or One-Year LIBOR.

         One-Month LIBOR

         "One  Month  LIBOR" is  defined to be the rate for one month  U.S.  dollar  denominated  deposits offered in the London  interbank  market as  published  by The Wall Street  Journal,  or some other source generally accepted in the residential mortgage loan origination  business,  including Fannie Mae, and most recently  available  as of the first  business  day of the month  immediately  preceding  the month of the applicable  Adjustment Date. In the event such Index is no longer  available,  the applicable  servicer or the master servicer will select a substitute  Index in accordance  with the terms of the related  mortgage note and in compliance with federal and state law.

         Listed below are  historical  values of certain  average  yields,  which are related to One-Month
LIBOR.  The monthly  averages  shown are intended only to provide an  historical  summary of the movements in One-Month  LIBOR and may not be indicative  of future rates.  The values shown below have been obtained from  Bloomberg  L.P. and may not be identical to One-Month  LIBOR as published by a different  source for the same period.

                                                               One-Month LIBOR
____________________________________________________________________________________________________________________
Month                      2007       2006       2005       2004       2003         2002        2001         2000
____________________________________________________________________________________________________________________
January.............     5.32000%   4.57000%   2.59000%   1.10000%   1.34000%     1.84750%    5.57000%     5.88500%
February............                4.63313    2.71625    1.09750    1.33750      1.87000     5.20750      5.91875
March...............                4.82938    2.87000    1.09000    1.30000      1.87875     5.08000      6.13250
April...............                5.04000    3.08875    1.10000    1.32000      1.84000     4.43250      6.29125
May.................                5.11063    3.13000    1.11375    1.32000      1.84375     4.05750      6.65375
June................                5.33438    3.34000    1.36875    1.12000      1.83875     3.86250      6.64188
July................                5.39060    3.51875    1.50375    1.10000      1.82000     3.75000      6.62063
August..............                5.33000    3.70000    1.67000    1.11938      1.82000     3.58125      6.63000
September...........                5.32180    3.86375    1.84000    1.12000      1.81125     2.63000      6.61750
October.............                5.32000    4.09000    2.00000    1.12000      1.71625     2.28750      6.62000
November............                5.35000    4.29375    2.29000    1.17000      1.43875     2.11875      6.80375
December............                5.32188    4.39000    2.40000    1.12000      1.38000     1.87375      6.56125

         Six-Month LIBOR

         "Six-Month  LIBOR" is defined  to be the rate for  six-month  U.S.  dollar  denominated  deposits offered in the London  interbank  market as  published  by The Wall Street  Journal,  or some other source generally accepted in the residential mortgage loan origination  business,  including Fannie Mae, and most recently  available  as of the first  business  day of the month  immediately  preceding  the month of the applicable  Adjustment Date. In the event such Index is no longer  available,  the applicable  servicer or the master servicer will select a substitute  Index in accordance  with the terms of the related  mortgage note and in compliance with federal and state law.

                                                  S-21

         Listed below are  historical  values of certain  average  yields,  which are related to Six-Month
LIBOR.  The monthly  averages  shown are intended only to provide an  historical  summary of the movements in Six-Month  LIBOR and may not be indicative  of future rates.  The values shown below have been obtained from  Bloomberg L.P.  and may not be identical to Six-Month  LIBOR as published by a different  source for the same period.

                                                                  Six-Month LIBOR
__________________________________________________________________________________________________________________________
Month                       2007        2006        2005        2004         2003         2002        2001         2000
__________________________________________________________________________________________________________________________
January.............      5.40125%    4.81000%    3.11000%    1.21375%     1.34875%     2.03375%    5.26250%     6.28875%
February............                  4.99000     3.04670     1.17000      1.34000      2.03000     4.90750      6.33125
March...............                  5.14000     3.46000     1.16000      1.23125      2.33000     4.71000      6.52625
April...............                  5.22000     3.40875     1.38000      1.29000      2.12000     4.30250      6.73125
May.................                  5.33000     3.53750     1.57750      1.21375      2.08000     3.98000      7.10500
June................                  5.58938     3.71000     1.94000      1.11938      1.95625     3.90875      7.00000
July................                  5.51000     3.92375     1.98000      1.14625      1.87000     3.68875      6.89375
August..............                  5.43125     4.05500     1.99000      1.19750      1.79500     3.45250      6.83000
September...........                  5.37000     4.23063     2.19625      1.18000      1.71000     2.52250      6.76000
October.............                  5.38750     4.46625     2.31250      1.23000      1.60000     2.14625      6.72000
November............                  5.34688     4.60063     2.63500      1.25875      1.46875     2.03000      6.64000
December............                  5.37000     4.70000     2.92000      1.22000      1.38000     1.98125      6.20375

         One-Year LIBOR

         "One-Year  LIBOR"  is  defined  to be the rate for  one-year  U.S.  dollar  denominated  deposits offered  in the  London  interbank  market as  published  in The Wall  Street  Journal  and most  recently available as of the first  business day of the month  immediately  preceding  the month of the  applicable
Adjustment  Date. In the event such Index is no longer  available,  the applicable  servicer or the master servicer will select a substitute  Index in accordance with the terms of the related  mortgage note and in compliance with federal and state law.

         Listed  below are  historical  values of certain  average  yields,  which are related to One-Year
LIBOR.  The monthly  averages  shown are intended only to provide an  historical  summary of the movements in One-Year  LIBOR and may not be indicative  of future  rates.  The values shown below have been obtained from  Bloomberg  L.P. and may not be identical  to One-Year  LIBOR as published by a different  source for the same period.

                                                                  One-Year LIBOR
___________________________________________________________________________________________________________________________
Month                       2007        2006        2005        2004         2003        2002         2001         2000
___________________________________________________________________________________________________________________________
January...........        5.43125%    4.94000%    3.46000%    1.47625%     1.45000%    2.49125%     5.17375%     6.75000%
February..........                    5.15000     3.37810     1.36750      1.38125     2.43000      4.88375      6.76375
March.............                    5.28750     3.84500     1.35125      1.28000     3.00250      4.66750      6.94375
April.............                    5.33063     3.68625     1.83000      1.35750     2.63375      4.44125      7.10125
May...............                    5.42625     3.78000     2.05750      1.21125     2.59125      4.24250      7.50125
June..............                    5.69313     3.88000     2.46250      1.19000     2.28625      4.18375      7.18000
July..............                    5.53938     4.16250     2.43375      1.26625     2.09000      3.82000      7.08000
August............                    5.41000     4.24000     2.30000      1.43000     1.89625      3.56375      6.97000
September.........                    5.29750     4.44000     2.48250      1.30000     1.72500      2.64250      6.80125
October...........                    5.34125     4.72000     2.54625      1.48000     1.63625      2.27188      6.73000
November..........                    5.24000     4.79000     2.98000      1.56250     1.72750      2.38625      6.55500
December..........                    5.32938     4.83875     3.23500      1.45688     1.44938      2.44250      6.00000
         One-Year CMT

         "One-Year  CMT" is defined to be the weekly  average yield on United States  Treasury  Securities adjusted to a constant  maturity of one year, as made available by the Federal  Reserve  Board,  published in Federal  Reserve  Statistical  Release  H.15(519)  and most  recently  available as of the date 45 days before the  applicable  Adjustment  Date. In the event such Index is no longer  available,  the applicable servicer  or the master  servicer  will  select a  substitute  Index in  accordance  with the terms of the related mortgage note and in compliance with federal and state law.

         Listed  below are  historical  values of certain  average  yields,  which are related to One-Year
CMT. The values shown are the average  monthly yields on United States Treasury  Securities  adjusted to a constant  maturity of one-year  for the months  indicated,  published  by the Federal  Reserve  Board.  By

                                                  S-22

contrast,  One-Year CMT is  determined by reference to a weekly  average  yield on United States  Treasury
Securities  adjusted to a constant  maturity of one year,  rather than such monthly  average  yields.  The monthly  averages  shown are intended only to provide an historical  summary of the movements in yields on
United States Treasury  Securities  adjusted to a constant  maturity of one year and may not be indicative of future rates.  The values shown below have been obtained from  Bloomberg  L.P. and may not be identical to One-Year CMT as published by a different source for the same period.

                                                              One-Year CMT
_____________________________________________________________________________________________________________
Month                     2007     2006        2005       2004       2003        2002       2001       2000
_____________________________________________________________________________________________________________
January.............     5.09%    4.45%        2.86%      1.24%      1.36%      2.16%       4.81%      6.12%
February............              4.68         3.03       1.24       1.30       2.23        4.68       6.22
March...............              4.77         3.30       1.19       1.24       2.57        4.30       6.22
April...............              4.90         3.32       1.43       1.27       2.48        3.98       6.15
May.................              5.00         3.33       1.78       1.18       2.35        3.78       6.33
June................              5.16         3.36       2.12       1.01       2.20        3.58       6.17
July................              5.22         3.64       2.10       1.12       1.96        3.62       6.08
August..............              5.08         3.87       2.02       1.31       1.76        3.47       6.18
September...........              4.97         3.85       2.12       1.24       1.72        2.82       6.13
October.............              5.01         4.18       2.23       1.25       1.65        2.33       6.01
November............              5.01         4.33       2.50       1.34       1.49        2.18       6.09
December............              4.95         4.35       2.67       1.31       1.45        2.22       5.60

Mortgage Loan Statistical Information

         Certain  statistical  characteristics  of the  initial  mortgage  loans  to be  deposited  in the mortgage  pool, as  of the  initial  cut-off  date unless  otherwise  indicated,  will be set forth in the related term sheet.

Prefunding and Conveyance of Subsequent Mortgage Loans

         On the  closing  date,  funds  may  be  deposited  into  a  prefunding  account  established  and maintained by the trust administrator on behalf of the  certificateholders  of one or more of the floating rate loan groups.  The amount  deposited  in any  prefunding  account will be used to purchase  additional mortgage  loans for a certain  floating rate loan group or floating rate loan groups,  referred to in this term sheet  supplement as the "subsequent  mortgage  loans." Any investment  income earned from amounts in any  prefunding  account  shall be paid to the  depositor,  and will not be available  for payments on the certificates.  With respect to any prefunding  account,  during the period from the closing date until the earliest of (i) the date on which the amounts on deposit in such  prefunding  account have been reduced to zero,  (ii) an  event of default  occurs under the pooling and  servicing  agreement or (iii) a date to be specified  in the related  term sheet,  such  period is referred to in this term sheet  supplement  as the
"prefunding  period," the depositor is expected to purchase  subsequent mortgage loans from the seller, or other mortgage loan sellers,  and sell such  subsequent  mortgage  loans to the trust.  The purchase price for each subsequent  mortgage loan will equal the principal  balance of such subsequent  mortgage loan and will be paid from the  related  prefunding  account.  Accordingly,  the  purchase of  subsequent  mortgage loans will  decrease the amount on deposit in the related  prefunding  account and increase the  aggregate
Stated Principal Balance of the mortgage loans such loan group or groups.

         The  characteristics  of the  mortgage  loans in the  trust  will vary  upon the  acquisition  of subsequent mortgage loans.

         The obligation of the trust to purchase  subsequent  mortgage  loans during a prefunding  period, if applicable, will be subject requirements as set forth in the prospectus supplement.

Underwriting Standards

         The  mortgage  loans  either have been or will be  originated  by the seller or  purchased by the seller from  various  banks,  savings and loan  associations,  mortgage  bankers  (which may or may not be affiliated  with that seller) and other mortgage loan  originators and purchasers of mortgage loans in the secondary  market,  and have been or will be  originated  generally in  accordance  with the  underwriting criteria described herein.

                                                  S-23

         The  underwriting  standards  applicable to the mortgage  loans  typically  differ from, and are, with respect to a substantial  number of mortgage loans,  generally less stringent than, the  underwriting standards  established  by Fannie  Mae or  Freddie  Mac  primarily  with  respect  to  original  principal balances,  loan-to-value  ratios,  borrower  income,  required  documentation,  interest  rates,  borrower occupancy  of  the  mortgaged  property  and/or  property  types.  To  the  extent  the  programs  reflect underwriting  standards  different  from those of Fannie  Mae and  Freddie  Mac,  the  performance  of the mortgage  loans  thereunder  may reflect  higher  delinquency  rates and/or  credit  losses.  In addition,
certain  exceptions  to  the  underwriting   standards  described  herein  are  made  in  the  event  that compensating  factors  are  demonstrated  by  a  prospective  borrower.  Neither  the  depositor  nor  any affiliate, including DLJ Mortgage Capital, has re-underwritten any mortgage loan.

         Generally,  each  mortgagor  will have been  required  to  complete  an  application  designed to provide to the original  lender  pertinent  credit  information  concerning the mortgagor.  As part of the description of the mortgagor's  financial  condition,  the mortgagor will have furnished  information with respect to its assets,  liabilities,  income  (except as  described  below),  credit  history,  employment history and personal  information,  and  furnished  an  authorization  to apply for a credit  report which summarizes the  mortgagor's  credit history with local merchants and lenders and any record of bankruptcy.
The  mortgagor  may  also  have  been  required  to  authorize  verifications  of  deposits  at  financial institutions  where the mortgagor  had demand or savings  accounts.  In the case of investment  properties and two- to four-unit  dwellings,  income derived from the mortgaged property may have been considered for underwriting  purposes,  in addition to the income of the mortgagor  from other  sources.  With respect to mortgaged  property  consisting of vacation or second homes, no income derived from the property generally will have been  considered for  underwriting  purposes.  In the case of certain  borrowers with acceptable payment  histories,  no income will be required to be stated (or  verified)  in  connection  with the loan application.

         Based on the  data  provided  in the  application  and  certain  verification  (if  required),  a determination  is made by the  original  lender that the  mortgagor's  monthly  income (if  required to be stated) will be sufficient to enable the  mortgagor to meet its monthly  obligations  on the mortgage loan and other  expenses  related to the  property  such as property  taxes,  utility  costs,  standard  hazard insurance and other fixed  obligations  other than housing expenses.  Generally,  scheduled  payments on a mortgage loan during the first year of its term plus taxes and  insurance  and all  scheduled  payments on obligations  that extend beyond ten months equal no more than a specified  percentage  of the  prospective mortgagor's gross income.  The percentage  applied varies on a case by case basis depending on a number of underwriting  criteria,  including the LTV ratio of the mortgage  loan.  The  originator may also consider the amount of liquid assets available to the mortgagor after origination.

         The   mortgage   loans   have  been   originated   under   "full   documentation,"   "alternative
documentation,"  "reduced  documentation," "stated income/stated assets" or "no income/no asset" programs.
The "alternative  documentation,"  "reduced documentation," "stated income/stated asset" and "no income/no asset" programs  generally require either  alternative or less documentation and verification than do full documentation  programs  which  generally  require  standard  Fannie  Mae/Freddie  Mac approved  forms for verification  of  income/employment,  assets and certain  payment  histories.  Generally,  an "alternative documentation"  program  requires  information  regarding the  mortgagor's  income (i.e.,  W 2 forms,  tax returns  and/or pay stubs)  and  assets  (i.e.,  bank  statements)  as does a "full  documentation"  loan,
however,   alternative   forms  of  standard   verifications  are  used.   Generally,   under  both  "full
documentation"  and  "alternative  documentation"  programs at least one year of income  documentation  is provided.  Generally,  under a "reduced  documentation"  program,  either no verification of a mortgagor's stated income is undertaken by the  originator or no  verification  of a mortgagor's  assets is undertaken by  the  originator.  Under  a  "stated  income/stated  assets"  program,  no  verification  of  either  a mortgagor's  income or a  mortgagor's  assets is  undertaken  by the  originator  although both income and assets are stated on the loan  application  and a  "reasonableness  test" is applied.  Generally,  under a
"no  income/no  asset"  program,  the  mortgagor  is not required to state his or her income or assets and therefore,  no verification  of such  mortgagor's  income or assets is undertaken by the  originator.  The underwriting  for mortgage loans  originated under the "no income/no asset" program may be based primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment history and credit score.

         The adequacy of the  mortgaged  property as security for  repayment of the related  mortgage loan will  generally  have been  determined  by an  appraisal  in  accordance  with pre  established  appraisal procedure  guidelines  for  appraisals  established  by or acceptable to the  originator.  All  appraisals conform to the Uniform  Standards of Professional  Appraisal  Practice adopted by the Appraisal  Standards
Board of the  Appraisal  Foundation  and must be on forms  acceptable  to Fannie Mae and/or  Freddie  Mac.
Appraisers  may be staff  appraisers  employed by the  originator or  independent  appraisers  selected in accordance  with pre  established  appraisal  procedure  guidelines  established  by the  originator.  The

                                                  S-24

appraisal  procedure  guidelines  generally  will have required the appraiser or an agent on its behalf to personally  inspect  the  property  and to verify  whether the  property  was in good  condition  and that construction,  if new, had been  substantially  completed.  The appraisal  generally  will have been based upon a market data  analysis of recent sales of comparable  properties  and,  when deemed  applicable,  an analysis based on income  generated from the property or a replacement  cost analysis based on the current cost of constructing or purchasing a similar  property.  Under some reduced  documentation  programs,  the originator  may rely on the  original  appraised  value of the  mortgaged  property in  connection  with a refinance by an existing mortgagor.

DLJ Mortgage Capital Underwriting Standards

         The sponsor  acquires  mortgage  loans  through its  whole-loan  flow  acquisition  channel  from
originators  that  the  sponsor  has  determined  met  its  qualified  correspondent  requirements.   Such
standards  require  that the  following  conditions  be  satisfied:  (i) the related  mortgage  loans were originated  pursuant  to a mortgage  loan  purchase  agreement  between  the  sponsor  and the  applicable qualified  correspondent  that contemplated that such qualified  correspondent  would underwrite  mortgage loans from time to time, for sale to the sponsor,  in accordance with underwriting  guidelines  designated by the sponsor  ("Designated  Guidelines")  or guidelines that do not vary materially from such Designated
Guidelines;  (ii) such  mortgage loans were in fact underwritten as described in clause (i) above and were acquired  by the  sponsor  within 270 days  after the  related  origination  dates;  (iii) the  Designated
Guidelines  were,  at the time such  mortgage  loans were  underwritten,  designated  by the  sponsor on a consistent  basis for use by  originators  in  originating  mortgage loans to be purchased by the sponsor;
and (iv) the sponsor  employed,  at the time such  mortgage  loans were  acquired by the sponsor,  certain quality assurance  procedures  designed to ensure that the applicable  qualified  correspondent from which it purchased the related  mortgage  loans properly  applied the  underwriting  criteria  designated by the sponsor.

         Underwriting Standards

           The  underwriting  standards  applicable to the mortgage loans typically  differ from, and are, with respect to a substantial  number of mortgage loans,  generally less stringent than, the  underwriting standards  established  by Fannie  Mae or  Freddie  Mac  primarily  with  respect  to  original  principal balances,  loan to value  ratios,  borrower  income,  required  documentation,  interest  rates,  borrower occupancy  of  the  mortgaged  property  and/or  property  types.  To  the  extent  the  programs  reflect underwriting  standards  different  from those of Fannie  Mae and  Freddie  Mac,  the  performance  of the mortgage  loans  thereunder  may reflect  higher  delinquency  rates and/or  credit  losses.  In addition,
certain  exceptions  to  the  underwriting   standards  described  herein  are  made  in  the  event  that compensating  factors  are  demonstrated  by  a  prospective  borrower.  Neither  the  depositor  nor  any affiliate, including the sponsor, has re underwritten any mortgage loan.

           Generally,  each  mortgagor  will have been  required to complete  an  application  designed to provide to the original  lender  pertinent  credit  information  concerning the mortgagor.  As part of the description  of the  mortgagor's  financial  condition,  other  than  with  respect  to "no  income/asset"
documentation,  the mortgagor will have furnished information with respect to its assets,  liabilities and income (except as described below) and credit history,  employment history and personal  information,  and furnished an authorization  to apply for a credit report which  summarizes the mortgagor's  credit history with local  merchants and lenders and any record of bankruptcy.  The mortgagor may also have been required to  authorize  verifications  of deposits at  financial  institutions  where the  mortgagor  had demand or savings  accounts.  In the case of investment  properties and two to four unit  dwellings,  income derived from the  mortgaged  property  may have been  considered  for  underwriting  purposes,  in addition to the income of the mortgagor from other sources.  With respect to mortgaged property  consisting of vacation or second homes,  no income derived from the property  generally will have been  considered for  underwriting purposes.

           Based on the data  provided  in the  application  and certain  verification  (if  required),  a determination  is made by the  original  lender that the  mortgagor's  monthly  income (if  required to be stated) will be sufficient to enable the  mortgagor to meet its monthly  obligations  on the mortgage loan and other  expenses  related to the  property  such as property  taxes,  utility  costs,  standard  hazard insurance and other fixed  obligations  other than housing expenses.  Generally,  scheduled  payments on a mortgage loan during the first year of its term plus taxes and  insurance  and all  scheduled  payments on obligations  that extend beyond ten months equal no more than a specified  percentage  of the  prospective mortgagor's gross income.  The percentage  applied varies on a case by case basis depending on a number of underwriting  criteria,  including the LTV ratio of the mortgage  loan.  The sponsor may also consider the amount of liquid assets available to the mortgagor after origination.

                                                  S-25

           The  mortgage  loans  have  been  originated   under  "full   documentation"   or  "alternative
documentation,"   "reduced   documentation,"   "stated  income/stated  assets"  or  "no  income/no  asset"
programs.  The "alternative  documentation,"  "reduced  documentation,"  "stated income/stated assets" and
"no income/no asset" programs  generally require either alternative or less documentation and verification than do full  documentation  programs which generally  require  standard  Fannie  Mae/Freddie Mac approved forms for  verification  of  income/employment,  assets  and  certain  payment  histories.  Generally,  an
"alternative"  documentation  program  requires  information  regarding the mortgagor's  income (i.e., W-2 forms,  tax returns and/or pay stubs) and assets (i.e.,  bank  statements) as does a "full  documentation"
loan,  however,  alternative  forms of  standard  verifications  are used.  Generally,  under  both  "full documentation l" and  "alternative  documentation"  programs at least one year of income  documentation is provided.  Generally,  under a "reduced  documentation"  program,  either no verification of a mortgagor's stated income is undertaken by the  originator or no  verification  of a mortgagor's  assets is undertaken by the  originator.  Reduced  documentation  loans may also  include  loans having only one year of income verification  and  loans to  mortgagors  with  acceptable  payment  histories  and  credit  scores  but no information or verification of the mortgagor's  income.  Under a "stated  income/stated  assets"  program, no  verification  of either a mortgagor's  income or a mortgagor's  assets is undertaken by the originator although  both  income  and  assets  are stated on the loan  application  and a  "reasonableness  test" is applied.  Generally,  under a "no income/no asset" program,  the mortgagor is not required to state his or her income or assets and therefore,  no  verification of such  mortgagor's  income or assets is undertaken by the  originator.  The  underwriting  for  mortgage  loans  originated  under the "no  income/no  asset"
program may be based  primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment history and credit score.

           The adequacy of the mortgaged  property as security for repayment of the related  mortgage loan will  generally  have been  determined  by an  appraisal  in  accordance  with pre  established  appraisal procedure  guidelines  for  appraisals  established  by or acceptable to the  originator.  All  appraisals conform to the Uniform  Standards of Professional  Appraisal  Practice adopted by the Appraisal  Standards
Board of the  Appraisal  Foundation  and must be on forms  acceptable  to Fannie Mae and/or  Freddie  Mac.
Appraisers  may be staff  appraisers  employed by the  originator or  independent  appraisers  selected in accordance  with pre  established  appraisal  procedure  guidelines  established  by the  originator.  The appraisal  procedure  guidelines  generally  will have required the appraiser or an agent on its behalf to personally  inspect  the  property  and to verify  whether the  property  was in good  condition  and that construction,  if new, had been  substantially  completed.  The appraisal  generally  will have been based upon a market data  analysis of recent sales of comparable  properties  and,  when deemed  applicable,  an analysis based on income  generated from the property or a replacement  cost analysis based on the current
cost  of  constructing  or  purchasing  a  similar  property.   Under  some  documentation  programs,  the
originator  may rely on the  original  appraised  value of the  mortgaged  property in  connection  with a refinance by an existing mortgagor.

Credit Suisse Financial Corporation Underwriting Standards

           Credit Suisse Financial  Corporation,  also referred to herein as an Originator,  is a Delaware corporation.  The Originator  conducts lending through wholesale loan production  offices.  The Originator operates  more than two  wholesale  loan  production  offices  located  in three  states  and makes  loans throughout  all 50 states and the District of  Columbia.  The  Originator  has been  originating  mortgage loans since its 2003.  The  principal  executive  offices of the  Originator  are located at 302  Carnegie
Center, 2nd Floor, Princeton, New Jersey 08540.

Underwriting Standards

           The  mortgage  loans  were  originated  or  acquired  by Credit  Suisse  Financial  Corporation generally in accordance with the underwriting criteria described herein.

         The  underwriting  standards  applicable to the mortgage  loans  typically  differ from, and are, with respect to a substantial  number of mortgage loans,  generally less stringent than, the  underwriting standards  established  by Fannie  Mae or  Freddie  Mac  primarily  with  respect  to  original  principal balances,  loan to value  ratios,  borrower  income,  required  documentation,  interest  rates,  borrower occupancy  of  the  mortgaged  property  and/or  property  types.  To  the  extent  the  programs  reflect underwriting  standards  different  from those of Fannie  Mae and  Freddie  Mac,  the  performance  of the mortgage  loans  thereunder  may reflect  higher  delinquency  rates and/or  credit  losses.  In addition,
certain  exceptions  to  the  underwriting   standards  described  herein  are  made  in  the  event  that compensating factors are demonstrated by a prospective borrower.

                                                  S-26

         Generally,  each  mortgagor  will have been  required  to  complete  an  application  designed to provide to the original  lender  pertinent  credit  information  concerning the mortgagor.  As part of the description of the mortgagor's  financial  condition,  the mortgagor will have furnished  information with respect to its assets,  liabilities,  income  (except as  described  below),  credit  history,  employment history and personal  information,  and  furnished  an  authorization  to apply for a credit  report which summarizes the  mortgagor's  credit history with local merchants and lenders and any record of bankruptcy.
The  mortgagor  may  also  have  been  required  to  authorize  verifications  of  deposits  at  financial institutions  where the mortgagor  had demand or savings  accounts.  In the case of investment  properties and two to four unit  dwellings,  income derived from the mortgaged  property may have been considered for underwriting  purposes,  in addition to the income of the mortgagor  from other  sources.  With respect to mortgaged  property  consisting of vacation or second homes, no income derived from the property generally will have been  considered for  underwriting  purposes.  In the case of certain  borrowers with acceptable payment  histories,  no income will be required to be stated (or  verified)  in  connection  with the loan application.

         Based on the  data  provided  in the  application  and  certain  verification  (if  required),  a determination  is made by the  original  lender that the  mortgagor's  monthly  income (if  required to be stated) will be sufficient to enable the  mortgagor to meet its monthly  obligations  on the mortgage loan and other  expenses  related to the  property  such as property  taxes,  utility  costs,  standard  hazard insurance and other fixed  obligations  other than housing expenses.  Generally,  scheduled  payments on a mortgage loan during the first year of its term plus taxes and  insurance  and all  scheduled  payments on obligations  that extend beyond ten months equal no more than a specified  percentage  of the  prospective mortgagor's gross income.  The percentage  applied varies on a case by case basis depending on a number of underwriting  criteria,  including the LTV ratio of the mortgage  loan.  The  originator may also consider the amount of liquid assets available to the mortgagor after origination.

         The   mortgage   loans   have  been   originated   under   "full   documentation,"   "alternative
documentation,"  "reduced  documentation," "stated income/stated assets" or "no income/no asset" programs.
The "alternative  documentation,"  "reduced documentation," "stated income/stated asset" and "no income/no asset" programs  generally require either  alternative or less documentation and verification than do full documentation  programs  which  generally  require  standard  Fannie  Mae/Freddie  Mac approved  forms for verification  of  income/employment,  assets and certain  payment  histories.  Generally,  an "alternative documentation"  program  requires  information  regarding the  mortgagor's  income (i.e.,  W 2 forms,  tax returns  and/or pay stubs)  and  assets  (i.e.,  bank  statements)  as does a "full  documentation"  loan,
however,   alternative   forms  of  standard   verifications  are  used.   Generally,   under  both  "full
documentation"  and  "alternative  documentation"  programs at least one year of income  documentation  is provided.  Generally,  under a "reduced  documentation"  program,  either no verification of a mortgagor's stated income is undertaken by the  originator or no  verification  of a mortgagor's  assets is undertaken by  the  originator.  Under  a  "stated  income/stated  assets"  program,  no  verification  of  either  a mortgagor's  income or a  mortgagor's  assets is  undertaken  by the  originator  although both income and assets are stated on the loan  application  and a  "reasonableness  test" is applied.  Generally,  under a
"no  income/no  asset"  program,  the  mortgagor  is not required to state his or her income or assets and therefore,  no verification  of such  mortgagor's  income or assets is undertaken by the  originator.  The underwriting  for mortgage loans  originated under the "no income/no asset" program may be based primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment history and credit score.

         The adequacy of the  mortgaged  property as security for  repayment of the related  mortgage loan will  generally  have been  determined  by an  appraisal  in  accordance  with pre  established  appraisal procedure  guidelines  for  appraisals  established  by or acceptable to the  originator.  All  appraisals conform to the Uniform  Standards of Professional  Appraisal  Practice adopted by the Appraisal  Standards
Board of the  Appraisal  Foundation  and must be on forms  acceptable  to Fannie Mae and/or  Freddie  Mac.
Appraisers  may be staff  appraisers  employed by the  originator or  independent  appraisers  selected in accordance  with pre  established  appraisal  procedure  guidelines  established  by the  originator.  The appraisal  procedure  guidelines  generally  will have required the appraiser or an agent on its behalf to personally  inspect  the  property  and to verify  whether the  property  was in good  condition  and that construction,  if new, had been  substantially  completed.  The appraisal  generally  will have been based upon a market data  analysis of recent sales of comparable  properties  and,  when deemed  applicable,  an analysis based on income  generated from the property or a replacement  cost analysis based on the current cost of constructing or purchasing a similar  property.  Under some reduced  documentation  programs,  the originator  may rely on the  original  appraised  value of the  mortgaged  property in  connection  with a refinance by an existing mortgagor.

                                                  S-27

                                         STATIC POOL INFORMATION

         The depositor  will make  available  any of the sponsor's  material  static pool  information  as required  under the SEC's  rules and  regulations  on a website  on the world wide web.  The  static  pool information  material to this offering of  certificates is located in the applicable  series  hyperlink at
http://www.credit  suisse.armt.static  pool.com.  Access to this web address is  unrestricted  and free of charge.  The static pool information  includes (i) information about the original  characteristics of each prior  securitized  pool as of the cut off date for that pool and (ii)  delinquency,  loss and  prepayment information about each prior securitized  pool. For purposes of describing  delinquency  information about each prior  securitized  pool, a mortgage loan is  considered  to be delinquent  when a payment due on any due date  remains  unpaid  as of the  close of  business  on the next  following  monthly  due  date.  The determination  as to whether a mortgage  loan falls into this category is made as of the close of business on the last  business day of each month.  For example,  a mortgage loan due for December 1 at the close of business on January 31 would be described  as 30 to 59 days  delinquent  in the February  trust and static pool reporting.

         The static pool  information is not deemed to be a part of the  accompanying  base  prospectus or the depositor's  registration  statement to the extent that the static pool information relates to (a) any trust fund that was  established  before  January 1, 2006 and (b)  information  relating  to assets of any trust fund  established on or after July 1, 2006,  which  information  relates to periods prior to January
1, 2006.

                                   AFFILIATES AND RELATED TRANSACTIONS

         The  sponsor,  the  depositor  and the  underwriter  are  affiliated  entities  and wholly  owned subsidiaries  of Credit Suisse  Holdings  (USA),  Inc. Each of the cap  counterparty,  if applicable,  and swap  counterparty,  if applicable,  is an affiliate of Credit Suisse Holding (USA), Inc. In addition,  on
October 4, 2005, Credit Suisse (USA),  Inc., an affiliate of the sponsor,  acquired all of the outstanding stock of SPS's parent from the prior  shareholders.  There is not  currently  and there was not during the past two years any material business  relationship,  arrangement or other understanding between any of the sponsor,  the  depositor,  the  underwriter  or SPS that was entered into  outside the ordinary  course of business of each such party or on terms other than would be obtained in an arm's length  transaction  with unaffiliated entities.

                                      THE CAP AND SWAP COUNTERPARTY

         Each of the cap  counterparty  or swap  counterparty  with  respect to any cap  agreement or swap agreement will be Credit Suisse  International  ("CSi").  CSi was  incorporated in England and Wales under the Companies  Act 1985 on May 9, 1990 with  registered  no.  2500199 and was  re-registered  as unlimited under the name "Credit Suisse  Financial  Products" on July 6, 1990.  Its registered  office and principal place of business is at One Cabot  Square,  London E14 4QJ.  CSi is an English  bank and is regulated as a
European  Union credit  institution  by The  Financial  Services  Authority  ("FSA")  under the  Financial
Services and Markets Act 2000. The FSA has issued a scope of permission  notice  authorizing  CSi to carry out specified  regulated  investment  activities.  Effective as of March 27, 2000, Credit Suisse Financial
Products was renamed  "Credit Suisse First Boston  International"  and,  effective as of January 16, 2006, was renamed "Credit Suisse International".  These changes were renamings only.

         CSi is an unlimited  liability company and, as such, its shareholders  have a joint,  several and unlimited  obligation  to meet any  insufficiency  in the  assets of CSi in the event of its  liquidation.
CSi's  ordinary  voting  shares  are owned,  as to 56%,  by Credit  Suisse,  as to 24%,  by Credit  Suisse
(International)  Holding AG and, as to 20%, by Credit  Suisse Group.  CSi  commenced  business on July 16,
1990.  Its  principal  business  is  banking,  including  the  trading of  derivative  products  linked to interest rates, equities, foreign exchange, commodities and credit.

         CSi has been  assigned a senior  unsecured  debt rating of "AA-  (stable  outlook)" by Standard &
Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,  Inc., a senior debt rating of "Aa3
(stable  outlook)" by Moody's  Investors  Service Inc. and a long-term rating of "AA- (stable outlook)" by
Fitch Ratings.

         CSi is an affiliate of the depositor, the seller, the underwriter and SPS.

                                                  S-28

                                       SERVICING OF MORTGAGE LOANS

General

         Wells Fargo will act as master  servicer of all of the mortgage  loans.  The mortgage  loans will initially be serviced by the entities listed in the prospectus supplement.

         The master  servicer  will  oversee and enforce the  servicing by the  servicers  (other than the designated  servicers) of the mortgage  loans  serviced by each of them in  accordance  with the servicing provisions of the pooling and servicing agreement.

         Each of SPS and Wells  Fargo will be  directly  responsible  for  servicing  the  mortgage  loans serviced by it under the terms of the pooling and servicing agreement.

         Under the pooling and  servicing  agreement,  the servicers  may contract  with  subservicers  to perform some or all of their  servicing  duties.  Regardless of the servicing  arrangement,  the servicers will remain liable for their servicing duties and obligations  under the applicable  Servicing  Agreement.
Additionally,  any  servicer,  other  than  a  designated  servicer,  may  enter  into  special  servicing agreements  as more  fully  described  in  "Servicing  of  Mortgage  Loans—Special  Servicing  Agreements"
herein.  None of the servicers or the special  servicer will have any servicing  obligations  with respect to the mortgage loans not serviced by it.

         Each  servicer  will make  reasonable  efforts to collect or cause to be  collected  all payments called for under the terms and  provisions of the mortgage  loans  serviced by it and, to the extent those procedures are consistent with the applicable  Servicing Agreement,  will follow collection  procedures as are followed for mortgage  loans  comparable  to the mortgage  loans in the trust in the local areas where each  mortgaged  property is  located.  Under the  applicable  Servicing  Agreement,  each  servicer  will establish and maintain,  or cause to be established and maintained,  one or more collection  accounts into which  deposits will be made on a daily basis of payments and  collections  on the mortgage loans serviced by it net of the related servicing  compensation.  Funds credited to a collection  account may be invested for the benefit and at the risk of the related  servicer in  permitted  investments,  as  described in the applicable Servicing  Agreement,  that are scheduled to mature on or prior to the servicer remittance date in accordance with the provisions of the applicable  Servicing  Agreement.  If permitted by the applicable
Servicing  Agreement,  a  collection  account may be a  commingled  account  with other  similar  accounts maintained by the related servicer.

         Under the pooling and servicing  agreement,  the trust  administrator will establish and maintain a certificate  account.  Each servicer will establish and maintain a collections  account  pursuant to the terms of the pooling and servicing  agreement or applicable  Servicing  Agreement.  Each month,  on a date specified in the related  Servicing  Agreement,  each servicer will withdraw from its  collection  account all  amounts  representing  collections  on the  mortgage  loans that are  required to be  distributed  to certificateholders  on the  distribution  date in that month and remit such  amounts  into which  deposits will be made of the amounts remitted to the trust  administrator  by the servicers.  Funds credited to the certificate  account  may be  invested  for the  benefit  and at the risk of the  trust  administrator  in permitted investments,  as described in the pooling and servicing agreement,  that are scheduled to mature on or  prior to the day  immediately  preceding  the  related  distribution  date in  accordance  with the provisions of the pooling and servicing agreement.

         The pooling and  servicing  agreement  prohibits  the  resignation  of the master  servicer,  the special  servicer,  SPS and Wells Fargo, as servicer,  except upon  (a) appointment  of a successor master servicer,  special  servicer or servicer  (which may be with  respect to all or a portion of the  mortgage loans master serviced by the master servicer or serviced by that servicer,  respectively),  as applicable, and  receipt by the  trustee and the trust  administrator  of a letter  from each  rating  agency that the resignation and appointment  will not result in a downgrading of the rating of any of the  certificates or
(b) a  determination  that the master  servicer's,  such  servicer's  or such  special  servicer's  duties thereunder  are no longer  permitted  under  applicable  law. In  addition,  the entity  specified  in the pooling and  servicing  agreement  or its  transferee  may request  that  (i) SPS or the master  servicer, subject to certain  conditions  specified  in the pooling and  servicing  agreement,  resign and appoint a successor  servicer or master  servicer,  as applicable,  provided such entity delivers to the trustee and trust  administrator  the letter from each rating agency  described in the previous  sentence and (ii) the special  servicer resign and appoint a successor  special  servicer,  provided such entity delivers to the trustee and trust  administrator  the letter from each rating agency  described in the previous  sentence.
No  resignation of the master  servicer will be effective  until a successor  master  servicer has assumed

                                                  S-29

such master  servicing  obligations  in the manner  provided in the pooling and  servicing  agreement.  No resignation  of SPS or Wells  Fargo (in its  capacity  as  servicer)  will be  effective  until the master servicer or a successor  servicer has assumed such  servicing  obligations  in the manner  provided in the pooling and servicing  agreement.  If the master  servicer acts as successor  servicer with respect to any mortgage  loans,  there will be a period of transition,  not to exceed 90 days (except with respect to SPS serviced loans,  such period of transition not to exceed 60 days) before servicing  functions can be fully transferred to the master  servicer as successor  servicer;  provided,  however,  that during such period, the master servicer will continue to be responsible to make advances and  compensating  interest  payments with respect to such mortgage loans.  In connection  with the appointment of a successor  servicer to SPS,
Wells Fargo or the master servicer,  the servicing  provisions of the pooling and servicing  agreement may be amended without the consent of the  certificateholders,  provided that the rating agencies  confirm the rating of the certificates giving effect to the amendment.

Servicing Compensation and Payment of Expenses

         The  expense  fees for the  mortgage  loans are  payable  out of the  interest  payments  on each mortgage  loan.  The expense fees will vary from mortgage loan to mortgage  loan. The expense fees consist of the servicing  fee, the excess  servicing  fee, any excess  servicing  fee described in the  prospectus supplement,  and any lender paid mortgage guaranty  insurance  premiums,  as applicable.  The net mortgage rate of a mortgage  loan is equal to its current  mortgage rate less the rate at which expense fees accrue on that mortgage loan.

         Each servicer or the master  servicer is obligated to pay some ongoing  expenses  associated with the mortgage  loans  serviced or master  serviced,  respectively,  by it and incurred by that  servicer or master servicer,  as applicable,  in connection with its responsibilities  under the pooling and servicing agreement (and/or applicable  servicing  agreement) and those amounts will be paid by such servicer or the master  servicer,  as applicable,  out of its servicing fee or master  servicing  fee, as applicable.  The amount of the  servicing fee for each servicer is subject to adjustment  for prepaid  mortgage  loans,  as described in this term sheet  supplement  under  "—Adjustment  to Servicing Fee in Connection with Prepaid
Mortgage  Loans." The related  servicer  will also be entitled to receive  late payment  fees,  assumption fees and other similar  charges,  all  reinvestment  income earned on amounts on deposit in its collection account  for the  mortgage  loans  and in some  cases,  prepayment  premiums.  In  addition,  SPS  will be entitled to the  interest  portion of a  prepayment  in full if such  prepayment  is received in the month that such  prepayment is to be distributed to  certificateholders  and such interest  represents  interest accruals for that month. The trust  administrator  will be entitled to all  reinvestment  income earned on amounts on  deposit  in the  certificate  account.  The trust  administrator  is  obligated  to pay to the master  servicer and the trustee,  the master  servicing  fee and trustee  fee,  respectively,  out of the reinvestment  income  earned on  amounts  on  deposit in the  certificate  account  received  by the trust administrator under the pooling and servicing  agreement.  See "Pooling and Servicing  Agreement—The Trust
Administrator" in this term sheet supplement.

Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans

         When a  principal  prepayment  in full is made on a  mortgage  loan,  the  mortgagor  is  charged interest  only for the period from the due date of the  immediately  preceding  monthly  payment up to the date of that  prepayment,  instead of for a full  month.  Partial  principal  prepayments  may result in a reduction in interest payable for the month during which the partial principal prepayment is made.

         Compensating  Interest  Payments by the Master  Servicer.  The master  servicer is  obligated  to remit  compensating  interest  payments  to the trust  administrator  to the extent  that any  servicer is required to do so under the pooling and servicing  agreement or servicing  agreement,  as applicable,  but fails to do so.

         Compensating  Interest Payments by Wells Fargo.  Wells Fargo, as servicer,  is obligated to remit to the trust  administrator  on the eighteenth  calendar day of each month, or if such calendar day is not a business day the  following  business  day, with respect to each mortgage loan serviced by it, an amount equal to the lesser of:

              o   any shortfall for the previous month in interest  collections  resulting from the timing of  principal  prepayments  in full on the mortgage  loans  serviced by it that are made from the fifteenth day of the calendar  month  preceding such  distribution  date to the last day of such month and  partial  principal  prepayments  made  during  the  calendar month  preceding such  distribution  date, in each case,  with respect to mortgage loans directly serviced by Wells Fargo, and

                                                  S-30

              o   the  servicing  fee that  Wells  Fargo is  entitled  to  receive  from the  trust on the related  distribution  date,  equal to a  certain  percentage  of the  aggregate  Stated
                  Principal Balance of the mortgage loans serviced by it.

         Compensating  Interest  Payments by SPS. SPS (or the master  servicer,  if SPS fails to do so) is obligated to remit to the trust seven calendar days before each  distribution  date,  with respect to each mortgage loan serviced by it, an amount equal to the lesser of:

              o   any shortfall for the previous month in interest  collections  resulting from the timing of  principal  prepayments  in full on the mortgage  loans  serviced by it that are made from the fifteenth day of the calendar  month  preceding such  distribution  date to the last day of such month and  partial  principal  prepayments  made  during  the  calendar month  preceding such  distribution  date, in each case,  with respect to mortgage loans directly serviced by SPS, and

              o   the  servicing  fee that SPS is  entitled  to  receive  from  the  trust on the  related distribution  date,  equal to a certain  percentage  of the aggregate  Stated  Principal
                  Balance of the mortgage loans serviced by it.

Advances from the Servicers and Master Servicer

         Subject  to the  limitations  described  below  and only with  respect  to those  mortgage  loans serviced by it, each servicer (including the designated  servicers) will be required to advance,  prior to each  distribution  date,  from its own funds or  amounts  received  for the  mortgage  loans that are not required to be  distributed  on that  distribution  date,  an amount equal to the aggregate of payments of principal  of and  interest  on the  mortgage  loans,  net of the  servicing  fees,  that  were due on the previous due date and which were delinquent on the determination date for that distribution date.

         If the amount of advances  received from a servicer  (including  the  designated  servicers) of a mortgage  loan is less than the amount  required  to be advanced  by such  servicer  under the pooling and servicing  agreement,  the  master  servicer  will  be  required  to  make  such  advance,  prior  to each distribution date, subject to the master servicer's reasonable determination as to recoverability.

         Advances are intended to maintain a regular flow of  scheduled  interest and  principal  payments on the  certificates  rather than to  guarantee  or insure  against  losses.  Each  servicer or the master servicer,  as  applicable,  is  obligated  to make  advances  for  delinquent  payments of principal of or interest  on each  mortgage  loan to the extent  that those  advances  are,  in its  reasonable  judgment, recoverable  from future payments and collections or insurance  payments or proceeds of liquidation of the related  mortgage  loan.  Subject to the foregoing,  advances will be made through the  liquidation of the related  mortgaged  property.  If the related  servicer  determines on any  determination  date to make an advance,  that  advance  will be  included  with the  distribution  to  certificateholders  on the related distribution  date.  Any failure by the master  servicer to make an advance as required  under the pooling and servicing  agreement  will  constitute  an event of default under the pooling and servicing  agreement subject to a specified  grace period.  If the master  servicer is terminated as a result of the occurrence of an event of default,  the trustee will be obligated to make that advance,  in accordance with the terms of the pooling and  servicing  agreement or the  Designated  Servicing  Agreement,  as  applicable.  For a discussion  of other events of default  under the pooling and  servicing  agreement  and the rights of the trustee  and  trust  administrator  in the case of any  event of  default,  see "The  Agreements—Event  of
Default and Rights in the Case of Events of Default" in the prospectus.

         Neither  the  master  servicer  nor the  servicers  will be  required  to advance  shortfalls  in interest payments on the mortgage loans resulting from the application of the Relief Act.

Optional Purchase of Defaulted Loans; Specially Serviced Loans

         The special  servicer,  may, at its option,  purchase  from the trust any  mortgage  loan that is delinquent  90 days or more.  That  purchase  shall be at a price  equal to 100% of the  Stated  Principal
Balance of that mortgage  loan plus accrued  interest on that  mortgage  loan at the  applicable  mortgage rate from the date through which  interest was last paid by the related  mortgagor to the first day of the month in which that amount is to be  distributed  and any  unreimbursed  advances of servicers  other than the special servicer and transferring costs.

                                                  S-31

         In addition,  the special  servicer may, at its option,  elect to act as servicer of any mortgage loan,  other than any mortgage  loan  serviced by a designated  servicer,  that is  delinquent  90 days or more.  In that event the  special  servicer  will be  entitled  to  receive  the  servicing  fee and other servicing  compensation  for each such  mortgage  loan.  Upon the  transfer of the  servicing  of any such delinquent  mortgage  loan,  the prior  servicer of that mortgage loan will have no servicing  obligations with respect to that mortgage loan.

Special Servicing Agreements

         The pooling and servicing  agreement  will permit any servicer to enter into a special  servicing agreement  with an  unaffiliated  holder  of the  most  junior  class  of  subordinate  certificates  then outstanding  relating to a group.  Under that agreement,  that unaffiliated  holder may instruct each such servicer to commence or delay  foreclosure  proceedings  for  delinquent  mortgage loans being serviced by
it. The  commencement  or delay at that holder's  direction will be taken by that servicer only after that holder  deposits a specified  amount of cash with that  servicer.  That cash will be available for payment to related  certificateholders  if  liquidation  proceeds are less than they  otherwise  may have been had that servicer acted using its normal servicing procedures.

                             THE MASTER SERVICER AND THE TRUST ADMINISTRATOR

         Wells Fargo Bank,  National  Association  ("Wells  Fargo  Bank") will act as master  servicer and trust  administrator  under the pooling and servicing  agreement.  Wells Fargo Bank is a national  banking association  and a  wholly-owned  subsidiary of Wells Fargo & Company.  A diversified  financial  services company,  Wells Fargo & Company is a U.S.  bank holding  company,  providing  banking,  insurance,  trust, mortgage and consumer  finance  services  throughout  the United States and  internationally.  Wells Fargo
Bank provides retail and commercial  banking services and corporate trust,  custody,  securities  lending,
securities  transfer,   cash  management,   investment   management  and  other  financial  and  fiduciary
services.  The  depositor,  the  sponsor,  the seller and the  servicers  may  maintain  banking and other commercial  relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains  principal corporate trust offices located at 9062 Old Annapolis Road,  Columbia,  Maryland  21045-1951  (among other locations)  and its office for  certificate  transfer  services is located at Sixth  Street and  Marquette
Avenue, Minneapolis, Minnesota 55479.

         Wells  Fargo  serves or may have  served  within  the past two years as loan file  custodian  for various  mortgage  loans owned by the sponsor or an affiliate of the sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.  The terms of any custodial  agreement  under which those  services are provided by Wells Fargo are  customary  for the  mortgage-backed  securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

         Wells Fargo Bank acts as master  servicer  pursuant to the pooling and servicing  agreement.  The master  servicer is responsible for the  aggregation of monthly  servicer  reports and remittances and for the  oversight  of the  performance  of the  servicers  under  the  terms  of their  respective  Servicing
Agreements.  In particular,  the master servicer  independently  calculates monthly loan balances based on servicer data,  compares its results to servicer  loan-level reports and reconciles any discrepancies with the  servicers.  The master  servicer also reviews the servicing of defaulted  loans for  compliance  with the terms of the pooling and servicing  agreement.  In addition,  upon the occurrence of certain  servicer events of default  under the terms of any  Servicing  Agreement,  the master  servicer  may be required to enforce  certain  remedies  on behalf  of the  Trust and at the  direction  of the  trustee  against  such defaulting  servicer.  Wells Fargo has been  engaged in the  business of master  servicing  since June 30,
1995.

         Under the terms of the  pooling and  servicing  agreement,  Wells Fargo Bank also is  responsible for securities  administration,  which includes pool performance  calculations,  distribution calculations and the  preparation  of  monthly  distribution  reports.  As trust  administrator,  Wells  Fargo  Bank is responsible  for the  preparation  and  filing  of all REMIC  tax  returns  on behalf of the trust and the preparation of monthly  reports on Form 10-D,  current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the  Securities and Exchange  Commission on behalf of the trust.  Wells
Fargo Bank has been engaged in the business of securities administration since June 30, 1995.

                                                  S-32

                                        THE SPONSOR AND THE SELLER

                  DLJ Mortgage  Capital,  Inc., a Delaware  corporation  ("DLJMC"),  is referred to in the prospectus  supplement  as the  "sponsor,"  a "seller"  and an  "originator."  Its  executive  offices are located at 11 Madison  Avenue,  New York,  NY 10010.  The sponsor is an  affiliate of the  depositor,  the underwriter, the cap counterparty, if applicable, the cap counterparty, if applicable, and SPS.

                  The   sponsor,   together   with  its   affiliates,   is  involved  in   mortgage-backed
securitizations  and  other  structured  financing  arrangements.  The  sponsor  has been  engaged  in the securitization  of assets since its inception in 1988. In connection  with these  activities,  the sponsor uses  special  purpose  entities,  such  as  the  depositor,  primarily  for  (but  not  limited  to)  the securitization of residential mortgages and home equity loans.

            From the period  beginning  January 1, 2006 and ending June 30,  2006,  the  sponsor  publicly securitized through the depositor in excess of approximately $16 billion of residential mortgages.

                  In the normal  course of its  securitization  program,  the  sponsor  acquires  mortgage loans from third party  originators  and through its affiliates.  The sponsor or its affiliates  structure securitization  transactions  in which the  mortgage  loans are sold to the  depositor  and the  depositor issues the  securities  supported by the cash flows  generated  by the  mortgage  loans and secured by the mortgage  loans.  The sponsor will make certain  representations  and  warranties to the depositor and the trustee  regarding  the mortgage  loans and if such  representations  and  warranties  are  breached,  the sponsor may have an obligation to  repurchase  or  substitute  such mortgage  loans from the depositor (or directly from the  trustee).  To mitigate  these risks,  however,  to the extent the mortgage  loans being securitized  have been  originated  by third  parties,  the  sponsor  will  generally  obtain  appropriate representations and warranties from these third parties upon the acquisition of such mortgage loans.

                                              THE DEPOSITOR

               Credit Suisse First Boston Mortgage  Securities  Corp., the depositor,  was incorporated in the State of Delaware on December 31,  1985,  as a  wholly-owned  subsidiary  of First  Boston  Securities
Corporation,  the name of which  was  subsequently  changed  to  Credit  Suisse  First  Boston  Securities
Corporation,  or  CSFBSC.  CSFBSC,  the name of which was  subsequently  changed  to Credit  Suisse  First
Boston  Management  LLC and more recently to Credit  Suisse  Management  LLC, is an indirect  wholly-owned subsidiary of Credit Suisse  Holdings  (USA),  Inc. The principal  executive  offices of the depositor are located at 11 Madison Avenue, New York, N.Y. 10010.  Its telephone number is (212) 325-2000.

               The depositor was organized,  among other things, for the purposes of establishing  trusts, selling  beneficial  interests in those trusts and acquiring and selling  mortgage assets to those trusts.
None  of the  depositor,  its  parent  or any of the  depositor's  affiliates  will  ensure  or  guarantee distributions  on the  certificates.  The depositor  will acquire the mortgage  loans  directly or through one or more affiliates.

               After issuance of the  certificates,  the depositor will have no material  obligations with respect to the  certificates  and  mortgage  loans,  other  than the (i) the right to appoint a  successor trustee or trust administrator upon the resignation or removal of the trustee or trust  administrator,  as applicable,  and (ii) the obligation to indemnify the underwriter  against certain  liabilities  under the
Securities Act of 1933, as amended.

                                                  S-33

                                     DESCRIPTION OF THE CERTIFICATES

General

         The trust will issue certificates  pursuant to the pooling and servicing  agreement.  The pooling and servicing  agreement will be filed with the Securities and Exchange  Commission in a current report on
Form 8 K  following  the  issuance  of the  certificates.  The  certificates  consist of certain  publicly offered classes of certificates,  which are referred to collectively as the offered certificates,  and one or more  classes  of  certificates  that  are  not  publicly  offered.  The  various  classes  of  Class A
Certificates  are referred to  collectively as the Class A  Certificates.  The Class AR  Certificates  and
the Class AR-L  Certificates  are referred to together as the Residual  Certificates.  The various classes of Class A  Certificates  and the  Residual  Certificates  are  referred  to  collectively  as the  Senior
Certificates.  In addition to the Senior  Certificates,  each series of certificates  will include Class P
Certificates  various classes of subordinate  certificates  referred to as the Class C-B  Certificates and the Class M  Certificates.  The Class  C-B  Certificates  and the Class M  Certificates  are  referred  to collectively as the  Subordinate  Certificates.  Various  classes of Class A and Class M Certificates  may also be referred to collectively as the LIBOR Certificates.

Assets of the Trust

         The  certificates  will  evidence  the entire  beneficial  ownership  interest in the trust.  The trust will consist of:

              o   the  mortgage  loans,  together  with  their  mortgage  files,  and  together  with  all collections on them and their proceeds;

              o   any  property  acquired  by  foreclosure  of the  mortgage  loans  or by deed in lieu of foreclosure;

              o   the trustee's  rights with respect to the mortgage  loans under all  insurance  policies required to be  maintained  pursuant to the pooling and  servicing  agreement  and their proceeds;

              o   the  Collection  Account,   the  Certificate   Account,   the  prefunding  account,  the
                  capitalized  interest  account  and the assets that are  deposited  in each of them from time to time;

              o   any related Swap Agreement or Cap Agreement; and

              o   all proceeds of any of the foregoing.

         Notwithstanding the foregoing,  however,  the trust specifically  excludes all payments and other collections of principal and interest due on the mortgage loans on or before the cut-off date.

Book-Entry Registration

         Except as otherwise  set forth in the  prospectus  supplement,  the offered  certificates,  other than the Residual  Certificates,  will be book-entry  certificates.  The book-entry  certificates  will be issued in one or more  certificates  which equal the aggregate  initial  certificate  principal balance or notional amount of each of those classes of  certificates  and which will be held by a nominee of DTC, and are  collectively  referred  to as the  DTC  registered  certificates.  Beneficial  interests  in the  DTC registered  certificates will be held indirectly by investors through the book-entry  facilities of DTC in the United  States,  or  Clearstream,  Luxembourg or the Euroclear  System,  referred to as Euroclear,  in
Europe,  if they are  participants  of these  systems,  or  indirectly  through  organizations  which  are participants  in these  systems.  Clearstream,  Luxembourg  and Euroclear  will hold omnibus  positions on behalf of their  participants  through  customers'  securities  accounts in Clearstream,  Luxembourg's and
Euroclear's  names on the books of their  respective  depositaries  which in turn will hold  positions  in customers'  securities accounts in the depositaries'  names on the books of DTC. Citibank,  N.A., referred to as  Citibank,  will act as  depositary  for  Clearstream,  Luxembourg  and JPMorgan  Chase Bank,  N.A.,
referred to as JPMorgan,  will act as depositary for Euroclear.  Collectively  these entities are referred to as the European depositaries.

                                                  S-34

         The depositor has been  informed by DTC that its nominee will be Cede & Co.  Accordingly,  Cede &
Co. is expected to be the holder of record of the DTC registered  certificates.  No person acquiring a DTC registered  certificate will be entitled to receive a physical certificate  representing that certificate, a definitive certificate, except as described under "—Definitive Certificates" below.

         Unless  and  until  definitive   certificates  are  issued,  it  is  anticipated  that  the  only
"certificateholder"  of the DTC registered  certificates will be Cede & Co., as nominee of DTC. Beneficial owners of the DTC  registered  certificates  will not be  certificateholders,  as that term is used in the pooling  and  servicing  agreement.  Beneficial  owners  are only  permitted  to  exercise  the  rights of certificateholders  indirectly  through  participants  and DTC.  Monthly  and annual  reports on the trust provided to Cede & Co., as nominee of DTC,  may be made  available  to  beneficial  owners on request,  in
accordance  with  the  rules,   regulations  and  procedures  creating  and  affecting  DTC,  and  to  the participants  to whose DTC  accounts  the DTC  registered  certificates  of those  beneficial  owners  are credited.

         For a  description  of  the  procedures  applicable  to  the  DTC  registered  certificates,  see
"Description of the Securities—Book-entry Registration" in the prospectus.

Definitive Certificates

         Except as set  forth in the  prospectus  supplement,  definitive  certificates  will be issued to beneficial owners of DTC registered certificates, or their nominees, rather than to DTC, only if:

         o     DTC or the depositor  advises the trust  administrator in writing that the depository is no longer willing,  qualified or able to discharge  properly its  responsibilities  as nominee and depository for the DTC registered  certificates  and the depositor or the trust  administrator  is unable to locate a qualified successor;

         o     the  depositor,  with the consent of the  applicable  participants,  in writing,  elects to terminate the book entry system through DTC; or

         o     after  the  occurrence  of an event  of  default,  beneficial  owners  of any  class of DTC registered  certificates  representing not less than 51% of the related  aggregate  certificate  principal balance or notional  amount advise the trust  administrator  and DTC through the  participants  in writing that the  continuation  of a book entry system  through DTC, or a successor  thereto,  is no longer in the best interests of the beneficial owners and the applicable participants consent to the termination.

         In the case of any of the events  described in the  immediately  preceding  paragraph,  the trust administrator  will be required to notify all  beneficial  owners of the  occurrence of that event and the availability  of definitive  certificates.  At the time of surrender by DTC of the global  certificate  or certificates  representing the DTC registered  certificates  and  instructions  for re  registration,  the trust  administrator  will issue the definitive  certificates.  After that, the trust  administrator  will recognize  the  holders of those  definitive  certificates  as  certificateholders  under the  pooling and servicing agreement.

         According to DTC, the  information  above for DTC has been  provided for  informational  purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

Distributions

         Distributions  on the  certificates  will be made by the trust  administrator  on the 25th day of each month,  or if such day is not a business day, on the first  business day  thereafter,  to the persons in whose names those  certificates  are  registered on the close of business on the business day preceding that  distribution  date with  respect  to the LIBOR  Certificates  and any  other  class of  certificates described  in the  prospectus  supplement  so long as the  certificates  remain  in  book-entry  form,  or otherwise on the last business day of the month  preceding the month of that  distribution  date and, with respect to all other classes of  certificates,  on the last business day of the month  preceding the month of that distribution date (each such date, a "Record Date").

         Distributions  on each  distribution  date  will be made by check  mailed to the  address  of the person  entitled to those  distributions  as it appears on the  applicable  certificate  register.  In the case of a  certificateholder  who holds 100% of a class of certificates or who holds  certificates with an aggregate  principal  balance of  $1,000,000  or more and who has so notified the trust  administrator  in

                                                  S-35

writing in accordance with the pooling and servicing  agreement,  distributions on each  distribution date will be made by wire transfer in immediately  available funds to the account of that  certificateholder at
a  bank  or  other  depositary  institution  having  appropriate  wire  transfer  facilities.   The  final
distribution  in retirement of the  certificates  will be made only on presentment  and surrender of those certificates at the corporate trust office of the trust administrator.

Determination of One-Month LIBOR

         With respect to the initial  distribution date,  one-month LIBOR will equal the interbank offered rate for one-month  United States dollar deposits in the London market as quoted on Telerate  Page 3750 as of 11:00  A.M.,  London  time,  on the  business  day prior to the  closing  date.  With  respect  to each distribution  date other than the initial  distribution  date,  one-month  LIBOR will equal the  interbank offered  rate for  one-month  United  States  dollar  deposits in the London  market as quoted on Telerate
Page 3750 as of 11:00 A.M.,  London time,  on the second LIBOR  business day prior to the first day of the related  Accrual  Period.  Telerate  Page 3750  means the display  designated  as  page 3750 on the Bridge
Telerate,  or any other page as may  replace  page 3750  on that  service  for the  purpose of  displaying
London  interbank  offered  rates of major  banks.  If the rate does not appear on the page,  or any other page as may  replace  that page on that  service,  or if the  service is no longer  offered,  or any other service for displaying  one-month LIBOR or comparable rates as may be selected by the trust  administrator after  consultation  with DLJ Mortgage  Capital,  the rate will be the reference  bank rate. The reference bank rate will be  determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks,  which shall be three major  banks that are engaged in  transactions  in the London interbank market,  selected by the trust  administrator  after consultation with DLJ Mortgage Capital,  as of 11:00  A.M.,  London  time,  on the day  that is two  LIBOR  business  days  prior  to the  immediately preceding  distribution  date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the  aggregate  Class Principal  Balance of the LIBOR  Certificates.  The
trust  administrator  will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two  quotations are provided,  the rate will be the arithmetic  mean of the  quotations.  If on the related date fewer than two  quotations  are provided as  requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the trust  administrator  after  consultation with DLJ Mortgage  Capital,  as of 11:00 A.M., New York City time,  on such date for  loans in U.S.  Dollars  to  leading  European  banks for a period of one month in amounts  approximately equal to the aggregate  Class Principal  Balance of the LIBOR  Certificates.  If no
quotations  can be  obtained,  the rate will be one-month  LIBOR for the prior  distribution  date.  LIBOR business  day means any day other than a Saturday or a Sunday or a day on which  banking  institutions  in the State of New York or in the city of London, England are required or authorized by law to be closed.

Prefunding Account

         On the closing date, the depositor may deposit  funds,  such funds referred to in this term sheet supplement as the  "prefunding  account  deposit,"  into a segregated  account  maintained  with the trust administrator,  referred  to in this term sheet  supplement  as the  prefunding  account.  The  prefunding account  deposit will be available  for the purchase of  subsequent  mortgage  loans for the floating rate loan group.  The  prefunding  account  deposit may be increased by an amount equal to the aggregate of the principal  balances of any proposed  initial  mortgage  loans  removed  from the floating  rate loan group prior to the  closing  date.  During the  prefunding  period,  the  amount on  deposit  in the  prefunding account  will be allocated  for purchase of  subsequent  mortgage  loans for the floating  rate loan group from the depositor in accordance  with the applicable  provisions of the pooling and servicing  agreement.
Subsequent  mortgage  loans  purchased  by the  trust  and  added  to the  trust on any  date  during  the prefunding period  (a "subsequent  transfer date"), must satisfy the criteria set forth in the pooling and servicing  agreement.  On the  distribution  date  specified in the prospectus  supplement,  any remaining amounts  in the  prefunding  account  will be applied  to reduce  the  Class Principal  Balance of certain classes of the related  offered  certificates  that are entitled to payments of principal.  Although it is intended  that  the  principal  amount  of  subsequent  mortgage  loans  sold to the  trust  will  require application of  substantially  all of the prefunding  account deposit and it is not anticipated that there will be any material  principal  prepayments from amounts remaining on deposit in the prefunding  account, no assurance can be given that such a distribution  will not occur on the  distribution  date specified in the  prospectus  supplement.  In any event,  it is  unlikely  that the  depositor  will be able to deliver subsequent  mortgage  loans  with  aggregate  principal  balances  that  exactly  equal the  amount of any prefunding  account  deposit.  Amounts on deposit in the prefunding  account will be invested in permitted investments as defined in the pooling and servicing  agreement.  Such permitted  investments  are required to mature no later than the business day prior to a subsequent  transfer  date and, in any case,  no later

                                                  S-36

than  the  distribution  date  specified  in  the  prospectus  supplement.  All  interest  and  any  other investment  earnings on amounts on deposit in the prefunding  account will be distributed to the depositor no later than the distribution date specified in the prospectus  supplement.  The prefunding  account will not be included as an asset of any REMIC created pursuant to the pooling and servicing agreement.

Capitalized Interest Account

         On the  closing  date and if  required  pursuant to the  pooling  and  servicing  agreement,  the depositor  will  deposit  cash  into a  capitalized  interest  account.  The  amounts  on  deposit  in the capitalized  interest  account  will be  specifically  allocated to cover  shortfalls  in interest on each class of  offered  certificates  related  to the  floating  rate loan group  specified  in the  prospectus supplement  that may arise as a result of the  utilization of the  prefunding  account for such loan group for the  purchase  by the  trust of  subsequent  mortgage  loans  after  the  closing  date.  Any  amounts remaining in the capitalized  interest account  (including  investment  earnings) on any distribution date and not needed for such purpose will be paid to the  depositor  and will not  thereafter  be available for payment  to the  certificateholders.  Amounts  on  deposit in the  capitalized  interest  account  will be invested in permitted  investments.  All such permitted  investments  are required to mature no later than the  next  distribution  date as  specified  in the  pooling  and  servicing  agreement.  The  capitalized interest  account  will not be  included  as an asset of any REMIC  created  pursuant  to the  pooling and servicing agreement.

The Senior-Subordinate Loan Groups

    As set forth in the term sheet to this term sheet supplement, subordinate certificates related to a pass-though group may relate to one or more loan groups with senior certificates.  Each grouping of loan groups with senior certificates cross-collateralized by the same subordinate certificates are called
"Senior-Subordinate Loan Groups." Each series may have  Senior-Subordinate Loan Groups which will not be cross-collateralized with other Senior-Subordinate Loan Groups of the same series.

Glossary of Terms—The Senior-Subordinate Loan Groups

         The  following  terms are given the meanings  shown below to help  describe the cash flows on the
Senior-Subordinate Loan Groups:

         Accrual  Period—For any distribution date and any class in a  Senior-Subordinate  Loan Group, the calendar month immediately preceding that distribution date.

         Aggregate Collateral  Balance—As of any date of determination,  will be equal to the aggregate of
the  Aggregate  Loan  Group  Balances  for  the  Senior-Subordinate   Loan  Groups  as  of  such  date  of
determination.

         Aggregate  Loan   Group Balance—For   the   Senior-Subordinate   Loan  Groups  and  any  date  of
determination,  the aggregate Stated Principal  Balance of the mortgage loans in the related loan group as of such date of determination.

         Available  Funds—For any distribution date and each of the  Senior-Subordinate  Loan Groups,  the sum of:

         (a)      all  scheduled  installments  of interest net of the related  expense  fees,  any excess servicing fee described in the  prospectus  supplement  and principal due on the related due date and received prior to the related  determination  date on the related  mortgage loans, together with any advances for the related mortgage loans;

         (b)      (i) all  Insurance  Proceeds (to the extent not applied to  restoration of the mortgaged property or released to the  mortgagor  in  accordance  with the  applicable  servicer's standard  servicing  procedures) and Liquidation  Proceeds  received during the calendar month preceding the month of that  distribution  date on the related  mortgage loans, in each case net of  unreimbursed  expenses  incurred in connection  with a liquidation  or foreclosure and  unreimbursed  advances,  if any, and (ii) all  Recoveries,  if any, for such distribution date;

         (c)      all partial and full principal  prepayments  received  during the applicable  Prepayment
                  Period on the related  mortgage  loans,  exclusive of  prepayment  premiums and interest

                                                  S-37

                  accruals  received with any  prepayments in full if such  prepayment in full is received in the month that such  prepayment is to be distributed to  certificateholders  and such interest represents interest accruals for that month;

         (d)      amounts  received  for  that  distribution  date in  respect  of the  substitution  of a related  mortgage  loan,  the  purchase  of  a  related  deleted  mortgage  loan,  or  a repurchase  of a related  mortgage  loan by the  seller  or a  purchase  by the  special servicer as of that distribution date;

         (e)      any amounts  payable as  Compensating  Interest by the master servicer or the applicable servicer on that distribution date on the related mortgage loans; and

         (f)      minus,  in the case of  clauses  (a) through  (e)  above,  (i) the  amounts to which the trustee,  trust  administrator,  master servicer or the applicable  servicer is entitled under the pooling and servicing  agreement,  including accrued and unpaid servicing fees or master  servicing  fees,  unreimbursed  advances and certain  expenses,  in each case allocable  to such loan group and  (ii) any  lender  paid  mortgage  guaranty  insurance premiums, if applicable, in the related group.

         With respect to any distribution  date, the due date for  substantially all of the mortgage loans is the first  day of the month in which  that  distribution  date  occurs  and the  determination  date is
(i) with  respect  to each  servicer  other  than  Wells  Fargo,  the 10th day of the month in which  that distribution  date occurs or, if that day is not a business day, the immediately  succeeding  business day and (ii) with respect to Wells Fargo, the business day immediately preceding the related remittance date.

         Bankruptcy  Loss Coverage  Amount—The  aggregate  amount of Bankruptcy  Losses that are allocated solely to the Class C-B Certificates.

         Bankruptcy  Losses—With respect to any loan group,  Realized Losses on the mortgage loans in that loan group incurred as a result of Debt Service Reductions and Deficient Valuations.

         Class C-B   Component   Balance—With   respect   to   any   date   of   determination   and   the
Senior-Subordinate  Loan Groups,  the excess, if any, of (i) the Aggregate Loan Group Balance of such loan group as of such date, over (ii) the  then-outstanding  aggregate  Class Principal  Balance of the related senior certificates as of such date.

         Class C-B  Percentage—For  any distribution  date, the aggregate  Class Principal  Balance of the
Class C-B  Certificates  immediately prior to that  distribution date divided by the Aggregate  Collateral
Balance for that distribution date.

         Class Principal  Balance—For  any  class  in a  Senior-Subordinate  Loan  Group as of any date of determination,  an amount  equal to the initial  class  principal  balance of that  class,  reduced by the aggregate of the following amounts allocable to that class:

                  o        All amounts previously  distributed to holders of certificates of that class as payments of principal;

                  o        The amount of Realized  Losses,  including  Excess  Losses,  allocated  to that class; and

                  o        In the case of the Class C-B  Certificates,  any amount allocated to a class of
                           Class C-B  Certificates  in  reduction  of its  Class Principal  Balance if the
                           aggregate   Class Principal  Balance  of  the  Senior-Subordinate  Loan  Groups
                           exceeds the  Aggregate  Collateral  Balance on such date,  as  described  below under "—Allocation of Losses; Subordination of Class C-B Certificates;"

provided,  however,  that the  Class Principal  Balance of each class of  certificates  to which  Realized
Losses  have been  allocated  (including  any such  class of  certificates  for which the  Class Principal
Balance  has been  reduced to zero) will be  increased,  up to the amount of related  Recoveries  for such
distribution  date,  as  follows:   (a) first,  the  Class Principal  Balance  of  each  class  of  senior certificates  related to the loan group from which each  Recovery was  collected  will be  increased,  pro rata, up to the amount of Realized Losses previously  allocated to reduce the  Class Principal  Balance of each such class of certificates,  and (b) second,  the Class Principal  Balance of each class of Class C-B

                                                  S-38

Certificates  will be increased,  in order of seniority,  up to the amount of Realized  Losses  previously allocated to reduce the Class Principal Balance of each such class of certificates.

         Compensating  Interest—With  respect  to any  distribution  date,  an  amount  to be  paid by the related  servicer as described  above under  "Servicing of Mortgage  Loans—Adjustment  to Servicing Fee in
Connection with Prepaid Mortgage Loans" in this term sheet supplement.

         Credit   Support   Depletion   Date—The   first   distribution   date  on  which  the   aggregate
Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

         Cut-off Date Principal  Balance—The  aggregate Stated Principal  Balance of the mortgage loans as of the cut-off date.

         Debt Service  Reduction—With  respect to any mortgage loan, a reduction in its scheduled  monthly payment by a court of competent  jurisdiction  in a proceeding  under the United States  Bankruptcy  Code, except a reduction  constituting  a  Deficient  Valuation  or any  reduction  that  results in a permanent forgiveness of principal.

         Deficient  Valuation—With  respect to any  mortgage  loan,  a valuation  by a court of  competent jurisdiction  in a  proceeding  under the United  States  Bankruptcy  Code in an amount less than the then outstanding  indebtedness  under  the  mortgage  loan,  or that  results  in a  permanent  forgiveness  of principal.

         Excess  Losses—Special  Hazard  Losses in excess of the  Special  Hazard  Loss  Coverage  Amount,
Bankruptcy  Losses in excess of the  Bankruptcy  Loss  Coverage  Amount and Fraud  Losses in excess of the
Fraud Loss Coverage Amount.

         Expense Fee Rate—As to each mortgage loan,  the sum of the related  servicing fee rate, the trust administrator  fee rate, if applicable,  the special  servicing fee rate, if  applicable,  and the rate at which the premium on a lender paid mortgage guaranty insurance policy is calculated, if applicable.

         Fraud  Loss—With  respect to any loan group, a Realized Loss  sustained on a Liquidated  Mortgage
Loan in that loan group by reason of a default arising from fraud, dishonesty or misrepresentation.

         Fraud Loss Coverage  Amount—The  aggregate  amount of Fraud Losses that are  allocated  solely to the Class C-B Certificates.

         Senior Principal Distribution Amount—For any distribution date the sum of:

                  o        the related Senior  Percentage of the Principal Payment Amount for the mortgage loans in the related mortgage group;

                  o        the related Senior  Prepayment  Percentage of the Principal  Prepayment  Amount
                           for the mortgage loans in the related mortgage group; and

                  o        the Senior  Liquidation  Amount for the mortgage loans in the related  mortgage group.

         Insurance  Proceeds—Amounts  paid  pursuant to any insurance  policy,  with respect to a mortgage loan that have not been used to restore the related  mortgaged  property or released to the  mortgagor  in accordance with the terms of the pooling and servicing  agreement,  subject to the terms and conditions of the related mortgage note and mortgage.

         Liquidated  Mortgage Loan—A  mortgage loan for which the related  servicer has determined that it has  received all amounts  that it expects to recover  from or on account of the  mortgage  loan,  whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

         Liquidation  Principal—The  principal portion of Liquidation Proceeds received on a mortgage loan that  became a  Liquidated  Mortgage  Loan,  but not in excess of the  Stated  Principal  Balance  of that mortgage loan, during the calendar month preceding the month of the distribution date.

                                                  S-39

         Liquidation  Proceeds—Amounts,  including  Insurance  Proceeds,  received in connection  with the liquidation of a defaulted mortgage loan,  whether through trustee's sale,  foreclosure sale, or otherwise or amounts  received in  connection  with any  condemnation  or partial  release of a mortgaged  property, other than Recoveries.

         Net Interest Shortfall—For any distribution date and loan group, the sum of:

                  o        the amount of interest which would  otherwise have been received for a mortgage loan in that loan group  during the prior  calendar  month that was the subject of (x) a Relief Act  Reduction  or (y) a  Special  Hazard  Loss,  Fraud Loss or
                           Bankruptcy  Loss,  after the exhaustion of the  respective  amounts of coverage provided by the Class C-B Certificates for those types of losses; and

                  o        any related Net Prepayment Interest Shortfalls.

         Net Prepayment  Interest  Shortfall—For any distribution date and loan group, the amount by which the aggregate of Prepayment  Interest  Shortfalls for such loan group during the related Prepayment Period exceeds the available Compensating Interest for that period.

         Prepayment  Interest  Shortfall—The  amount by which  interest  paid by a borrower in  connection with a prepayment of principal on a mortgage  loan,  net of the amount  required to be paid as a servicing fee, is less than one month's  interest at the related  mortgage  rate,  net of the amount  required to be paid as a servicing fee, on the Stated  Principal  Balance or the amount prepaid of that mortgage loan, as applicable.  No Prepayment  Interest  Shortfall  will be  calculated  for  Principal  Prepayments  in full received  on a mortgage  loan  serviced  by Wells  Fargo or SPS if such  Principal  Prepayment  in full is distributed to certificateholders in the month of receipt.

         Prepayment  Period—  For any  distribution  date and  principal  payment  in full  received  on a mortgage  loan, and with respect to each servicer as  applicable,  (1) the calendar  month  preceding that distribution  date, (2) the period from the  fourteenth  day of the calendar month  preceding the month in which  that  distribution  date  falls (or in the case of the first  distribution  date,  from the Cut off
Date) through the thirteenth day of the month in which that  distribution  date falls, (3) the period from the fifteenth day of the calendar month preceding the month in which that  distribution  date falls (or in the case of the first  distribution  date,  from the Cut off Date) through the fourteenth day of the month in which that  distribution  date falls or (4) such other  period as  described  in the related  servicing agreement.  For any  distribution  date and all mortgage  loans and any principal  prepayment in part, the calendar month preceding that distribution date.

         Principal  Payment  Amount—For  any  distribution  date and each of the  Senior-Subordinate  Loan
Groups the sum of:

                  o        scheduled  principal  payments on the mortgage  loans in that loan group due on the due date related to that distribution date;

                  o        the  principal  portion of  repurchase  proceeds  received  with respect to any mortgage loan in that loan group that was  repurchased as permitted or required by the pooling and servicing  agreement during the applicable  period preceding that distribution date; and

                  o        any other unscheduled  payments of principal that were received on the mortgage loans in that loan  group  during  the  preceding  calendar  month,  other than
                           Principal Prepayments or Liquidation Principal.

         Principal  Prepayment  Amount—For  any  distribution  date and a loan  group,  the sum of (i) all
Principal  Prepayments  in full and in part in that loan group which were received  during the  applicable
Prepayment  Period preceding that  distribution  date and (ii) all  Recoveries  related to that loan group received during the calendar month preceding the month of that distribution date.

         Principal  Prepayments—Any  mortgagor  payment or other  recovery of principal on a mortgage loan that is received in advance of its scheduled due date and is not  accompanied  by an amount as to interest representing  scheduled  interest due on any date or dates in any month or months  subsequent to the month of prepayment.

                                                  S-40

         Realized  Loss—The  amount  determined  by the related  servicer  and  evidenced  by an officers'
certificate  delivered to the trustee and trust administrator,  in connection with any mortgage loan equal to:

                  o        for any Liquidated  Mortgage Loan, the excess of its Stated  Principal  Balance plus interest at a rate equal to the  applicable net mortgage rate from the due date as to which  interest  was last paid up to the  first  due date  after the liquidation  over any proceeds  received in  connection  with the  liquidation, after  application  of all  withdrawals  permitted to be made by that  servicer from the collection account for the mortgage loan;

                  o        for any  mortgage  loan that has become the subject of a  Deficient  Valuation, the  excess of the  Stated  Principal  Balance  of the  mortgage  loan over the principal  amount as reduced in connection  with the  proceedings  resulting in the Deficient Valuation; or

                  o        for any mortgage loan that has become the subject of a Debt Service  Reduction, the present value of all monthly Debt Service  Reductions on the mortgage loan, assuming  that  the  mortgagor  pays  each  scheduled  monthly  payment  on the applicable  due date and that no  principal  prepayments  are  received  on the mortgage loan, discounted monthly at the applicable mortgage rate.

         Recovery—With  respect to any Liquidated  Mortgage Loan and distribution date, an amount received in respect of such  Liquidated  Mortgage Loan during the prior calendar  month which has  previously  been allocated as a Realized Loss to a class or classes of certificates, net of reimbursable expenses.

         Relief  Act—The  Servicemembers  Civil  Relief Act, as  amended,  and any similar  state or local statute.

         Relief Act Reduction—A  reduction in the amount of the scheduled  interest  payment on a mortgage loan pursuant to the Relief Act.

         Senior Liquidation  Amount—For any distribution date and for any of the  Senior-Subordinate  Loan
Groups,  for each  mortgage  loan that  became a  Liquidated  Mortgage  Loan  during  the  calendar  month preceding the month of that  distribution  date, the lesser of (i) the  related  Senior  Percentage of the
Stated Principal  Balance of that mortgage loan and (ii) the related Senior  Prepayment  Percentage of the
Liquidation Principal with respect to that mortgage loan.

         Senior  Percentage—For  any  distribution  date and loan group,  the  percentage  equivalent of a fraction,  the  numerator  of which is the  aggregate  Class Principal  Balance  of the  classes of senior certificates  related to such group  immediately  prior to that  distribution  date and the denominator of which is the  Aggregate  Loan  Group  Balance  for such  loan  group as of the  first  day of the  related
Collection  Period,  subject to adjustment for  prepayments in full received and  distributed in the month prior to that distribution date.

         Senior Prepayment  Percentage—With  respect to the mortgage loans in each Senior-Subordinate Loan
Group and any  distribution  date  occurring  during the seven years  beginning on the first  distribution date, 100%.  Thereafter,  the Senior Prepayment  Percentage will, except as described below, be subject to
gradual  reduction  as  described  in  the  following  paragraph.  This  disproportionate   allocation  of
unscheduled  payments in respect of principal will have the effect of  accelerating  the  amortization  of the senior  certificates  while,  in the  absence of  Realized  Losses,  increasing  the  interest  in the aggregate  Stated Principal  Balance  evidenced by the Class C-B  Certificates.  Increasing the respective interest  of the  Class C-B  Certificates  relative  to that  of the  Senior-Subordinate  Certificates  is intended to preserve the availability of the subordination provided by the Class C-B Certificates.

         The Senior  Prepayment  Percentage for each group and any distribution date occurring on or after the seventh anniversary of the first distribution date will be as follows:

                  o     for any  distribution  date in the  first  year  thereafter,  the  related  Senior
         Percentage plus 70% of the related Subordinate Percentage for that distribution date;

                                                  S-41

                  o     for any  distribution  date in the second  year  thereafter,  the  related  Senior
         Percentage plus 60% of the related Subordinate Percentage for that distribution date;

                  o     for any  distribution  date in the  third  year  thereafter,  the  related  Senior
         Percentage plus 40% of the related Subordinate Percentage for that distribution date;

                  o     for any  distribution  date in the fourth  year  thereafter,  the  related  Senior
         Percentage plus 20% of the related Subordinate Percentage for that distribution date; and

                  o     for any  distribution  date after the fourth year  thereafter,  the related Senior
         Percentage for that distribution date.

         There  are  important  exceptions  to  the  calculations  of  the  Senior  Prepayment  Percentage described  in the  above  paragraph.  On any  distribution  date,  and  for  the  mortgage  loans  in each
Senior-Subordinate  Loan Group (i) if the Senior  Percentage  exceeds its initial Senior  Percentage,  the
Senior  Prepayment  Percentage for each group for that  distribution  date will equal 100%,  (ii) if on or before the  distribution  date three  years from the  closing  date,  the  Class C-B  Percentage  for such distribution  date is greater  than or equal to twice the  Class C-B  Percentage  as of the closing  date, then the Senior  Prepayment  Percentage for each group for such  distribution  date will equal the related
Senior  Percentage,  plus 50% of the  related  Subordinate  Percentage  for that  distribution  date,  and
(iii) if after the distribution date three years from the closing date, the Class C-B  Percentage for such distribution  date is greater  than or equal to twice the  Class C-B  Percentage  as of the closing  date, then the Senior  Prepayment  Percentage for each group for such  distribution  date will equal the related
Senior Percentage.

         Notwithstanding  the  foregoing,  the Senior  Prepayment  Percentage  for the related  group will equal 100% for any  distribution  date as to which (i) the outstanding  principal  balance of the mortgage loans in the  related  group,  delinquent  60 days or more  (including  all REO and loans in  foreclosure)
averaged over the preceding six month period, as a percentage of the related  Class C-B  Component Balance as of that  distribution  date is equal to or greater than 50% or (ii) cumulative  Realized Losses for the mortgage loans in the related group exceed:

                  o     for  any  distribution   date  prior  to  the  third   anniversary  of  the  first
         distribution date, 20% of the related original Class C-B Component Balance;

                  o     for any  distribution  date on or after  the  third  anniversary  but prior to the eighth  anniversary  of the  first  distribution  date,  30% of the  related  original  Class C-B
         Component Balance;

                  o     for any  distribution  date on or after the  eighth  anniversary  but prior to the ninth  anniversary  of  the  first  distribution  date,  35% of the  related  original  Class C-B
         Component Balance;
                  o     for any  distribution  date on or after  the  ninth  anniversary  but prior to the tenth  anniversary  of  the  first  distribution  date,  40% of the  related  original  Class C-B
         Component Balance;

                  o     for any  distribution  date on or after  the  tenth  anniversary  but prior to the eleventh  anniversary  of the first  distribution  date,  45% of the related  original  Class C-B
         Component Balance; and

                  o     for any  distribution  date on or after  the  eleventh  anniversary  of the  first distribution date, 50% of the related original Class C-B Component Balance.

         If the Senior  Prepayment  Percentage for one group equals 100% due to the  limitations set forth above, then the Senior Prepayment Percentage for the other groups will equal 100%.

         If on any distribution  date the allocation to the class of senior  certificates then entitled to distributions  of principal  payments in full and partial  principal  prepayments and other amounts in the percentage  required above would reduce the outstanding  Class Principal Balance of that class below zero, the  distribution to that class of certificates of the Senior  Prepayment  Percentage of those amounts for that distribution  date will be limited to the percentage  necessary to reduce the related Class Principal
Balance to zero.

                                                  S-42

         Special Hazard  Loss—With  respect to the  Senior-Subordinate  Loan Groups,  a Realized Loss on a
mortgage  loan in that  loan  group  attributable  to  damage  or a direct  physical  loss  suffered  by a mortgaged  property  (including  any Realized Loss due to the presence or suspected  presence of hazardous wastes or  substances  on a mortgaged  property)  other than any such  damage or loss  covered by a hazard policy or a flood insurance  policy required to be maintained in respect of such mortgaged  property under the pooling and servicing agreement or any loss due to normal wear and tear or certain other causes.

         Special  Hazard Loss  Coverage  Amount—The  aggregate  amount of Special  Hazard  Losses that are allocated solely to the Class C-B Certificates.

         Stated  Principal  Balance—As to any mortgage loan and any date of  determination,  the principal balance of that  mortgage  loan as of the cut-off  date,  after  application  of all  scheduled  principal payments due on or before the cut-off date,  whether or not received,  reduced by all amounts allocable to principal  that have been  distributed  to  certificateholders  with respect to that  mortgage  loan on or before that date of  determination,  and as further  reduced to the extent that any Realized  Loss on that mortgage  loan has been  allocated  to one or more  classes  of  certificates  on or  before  that date of determination.

         Subordinate  Liquidation  Amount—For any distribution date and loan group, the excess, if any, of the aggregate  Liquidation  Principal for all mortgage loans related to that group that became  Liquidated
Mortgage Loans during the calendar month preceding the month of that  distribution  date, over the related
Senior Liquidation Amount for that distribution date.

         Subordinate  Percentage—For  any distribution date and the  Senior-Subordinate  Loan Groups,  the excess of 100% over the related Senior Percentage for that date.

         Subordinate  Prepayment  Percentage—For  any distribution  date and the  Senior-Subordinate  Loan
Groups,  the excess of 100% over the related  Senior  Prepayment  Percentage for that  distribution  date;
provided,  however, that if the aggregate  Class Principal  Balance of the related senior certificates has been reduced to zero, then the Subordinate Prepayment Percentage for that loan group will equal 100%.

         Subordinate Principal  Distribution  Amount—For any distribution date and the  Senior-Subordinate
Loan Groups, the sum of the following amounts calculated for each group:

                  o        the related Subordinate Percentage of the related Principal Payment Amount;

                  o        the  related  Subordinate   Prepayment  Percentage  of  the  related  Principal
                           Prepayment Amount; and

                  o        the related Subordinate Liquidation Amount;

                  less

                  o        the amount of certain cross-collateralization payments as described under
                           "—Cross-Collateralization—The Senior-Subordinate Loan Groups."

         Subordination  Level—On  any  distribution  date for any  class of  Class C-B  Certificates,  the percentage  obtained  by dividing  the sum of the  Class Principal  Balances  of all classes of  Class C-B
Certificates  which are subordinate in right of payment to that class by the  Class Principal  Balances of all classes in the  Senior-Subordinate  Loan Groups,  in each case immediately  prior to that distribution date.

Priority of Distributions—The Senior-Subordinate Loan Groups

         Distributions  will in  general  be made to the  extent of the  related  Available  Funds for the
Senior-Subordinate Loan Groups in the order and priority as follows:

                                                  S-43

                  o        first,  to the senior  certificates  of the related  group,  accrued and unpaid interest as described in  "—Distributions  of  Interest—The  Senior-Subordinate
                           Loan Groups" herein; and

                  o        second,  to  the  senior  certificates  of  the  related  group,  principal  as described in
                           "—Distributions of Principal—The Senior-Subordinate Loan Groups."

         After  giving  effect  to the  distributions  set  forth  in the  previous  paragraph,  all  such remaining  Available  Funds  will  be  aggregated  and  the  following  distributions  will be made in the priority  set  forth  below,  subject  to any  payments  required  to be  made  to the  Senior-Subordinate
Certificates as described herein under "—Cross Collateralization—the Senior-Subordinate Loan Groups."

                  o        first,  to each class of Class C-B  Certificates,  interest and then principal, if applicable,  in increasing order of alphanumerical  class designation,  with both  interest  and  principal  being paid to one class before any payments are made to the next class; and

                  o        second,  to the  Class AR-L  or  Class AR  Certificates,  as  appropriate,  the remainder (which is expected to be zero) of all Available Funds.

         Distributions of interest and principal to the  Senior-Subordinate  Certificates will be based on payments  received or  advanced  for the  mortgage  loans in the related  group  except  under the limited
circumstances   described   under    "—Cross-Collateralization—The    Senior-Subordinate   Loan   Groups."
Distributions of interest and principal to the Class C-B  Certificates  will be based on payments received or advanced for the Senior-Subordinate Loan Group mortgage loans.

Distributions of Interest—The Senior-Subordinate Loan Groups

         The pass-through  rates for the  Senior-Subordinate  Certificates are described in the term sheet to which this term sheet relates.

         The pass-through  rate on the Class C-B  Certificates  will equal, on any distribution  date, the quotient  expressed as a  percentage,  of (a) the sum obtained by adding each of the products  obtained by multiplying  the  weighted  average  pass-through  rates for each  Senior-Subordinate  Loan Group for that distribution  date and the  Class C-B  Component  Balance  for each such  Senior  Subordinate  Loan  Group immediately  prior to such  distribution  date,  divided by (b) the  aggregate of the Class C-B  Component
Balances for a Senior-Subordinate Loan Group immediately prior to such distribution date.

         With respect to each class in the  Senior-Subordinate  Loan Groups and each distribution date, an amount of  interest  will  accrue on each such  class of  certificates,  generally  equal to 1/12th of the
applicable   pass-through  rate  for  that  class  multiplied  by  the  related   Class Principal  Balance
immediately  prior to that  distribution  date.  Interest to be  distributed  on the  certificates  on any distribution  date will consist of accrued and unpaid interest as of the previous  distribution  dates and interest  accrued  during  the  preceding  Accrual  Period.  Interest  will  accrue  on each  class in the
Senior-Subordinate Loan Groups on the basis of a 360-day year consisting of twelve 30-day months.

         The  interest  entitlement  described  above  for  each  class  of  senior  certificates  in  the
Senior-Subordinate  Loan Groups will be reduced by Net  Interest  Shortfalls  experienced  by the mortgage loans in the related group for that  distribution  date and the interest  entitlement  described above for
the   Class C-B   Certificates   will  be  reduced  by  Net  Interest   Shortfalls   experienced   by  the
Senior-Subordinate  Loan Group mortgage loans for that distribution  date. Net Interest  Shortfalls on any distribution  date will be  allocated  pro rata  among all such  classes of  certificates  related to such group,  based on the amount of interest each of those classes of certificates  would otherwise be entitled to receive on that  distribution  date from such group  before  taking into  account any  reduction in the amounts  resulting  from Net  Interest  Shortfalls.  The amount a class of  Class C-B  Certificates  would otherwise be entitled to receive from the  mortgage  loans in a loan group before  taking into account any such  reduction  will be based on the amount of  interest  accruing  at the  applicable  weighted  average pass-through  rate on that class's  proportionate  share,  based on the  Class Principal  Balance,  of the related Class C-B Component Balance for that distribution date.

                                                  S-44

Distributions of Principal—The Senior-Subordinate Loan Groups

General.

         On  each   distribution   date,   certificateholders   will  be  entitled  to  receive  principal
distributions  from the funds available  therefor to the extent and in the priority described in this term sheet  supplement.  See  " —Priority  of  Distributions—The  Senior-Subordinate  Loan Groups" in this term
sheet  supplement.  The  Senior-Subordinate   Certificates  will  receive  principal  collected  from  the
Senior-Subordinate  Loan Group  mortgage  loans,  respectively,  except  under the  limited  circumstances described in  "—Cross-Collateralization—The  Senior-Subordinate  Loan Groups." The Class C-B  Certificates
will receive principal collected from the Senior-Subordinate Loan Group mortgage loans.

Senior Principal Distribution Amount.

         On each  distribution  date,  an amount,  up to the amount of the Senior  Principal  Distribution
Amount for that  distribution  date,  will be  distributed as principal,  to the following  classes in the following order:

          (i)     first,  to the  Class AR  and  Class AR-L  Certificates,  pro  rata,  based  on
                  Class Principal  Balances,  until their  respective  Class Principal  Balances have been reduced to zero; and

          (ii)    second,  the Senior Principal  Distribution  Amount for that  distribution date remaining  after  making the  payments  specified  in clause  (i) above,  to the Class A
                  Certificates,  pro rata,  based on Class  Principal  Balances,  until  their  respective
                  Class Principal Balances have been reduced to zero.

Subordinate Principal Distribution Amount to the Class C-B Certificates.

         On  each  distribution  date,  an  amount,  up  to  the  amount  of  the  Subordinate   Principal
Distribution  Amount for that  distribution  date,  will be  distributed  as  principal,  to the Class C-B
Certificates,  in accordance with the priorities set forth above in "—Priorities of Distributions"  and to the extent of amounts  available  therefor.  Each class of  Class C-B  Certificates  will be  entitled  to receive  (except on  distribution  dates on which the  Subordination  Level for any class of the Class C-B
Certificates  is less than the  Subordination  Level as of the closing date) its pro rata share,  based on its respective  Class Principal  Balance, of the Subordinate Principal Distribution Amount.  Distributions
of principal of the Class C-B  Certificates  will be made on each  distribution  date  sequentially in the order of their alphanumerical class designation,  beginning with the Class C-B-1 Certificates,  until each class of Class C-B  Certificates  has received its respective pro rata share of the Subordinate  Principal
Distribution  Amount for that distribution  date. See "—Priority of  Distributions—The  Senior-Subordinate
Loan Groups" in this term sheet supplement.

         For each class of Class C-B  Certificates,  if on any distribution date the related Subordination
Level of that class is less than the related  Subordination  Level of such class as of the  closing  date, no distributions of principal  prepayments in full and partial  principal  prepayments will be made to any class or classes  junior to that  class.  The amount  otherwise  distributable  to those  classes  will be allocated among the remaining  classes of Class C-B  Certificates,  pro rata,  based upon their respective
Class Principal Balances.

Allocation of Losses; Subordination of Class C-B Certificates

         Credit  enhancement for the  Senior-Subordinate  Certificates  includes the  subordination of the
Class C-B  Certificates  and the priority of application of Realized  Losses.  The Class C-B  Certificates
will be  subordinate  in  right  of  payment  of and  provide  credit  support  to the  Senior-Subordinate
Certificates  to the  extent  described  in this  term  sheet  supplement.  The  support  provided  by the
Class C-B  Certificates is intended to enhance the likelihood of regular receipt by the Senior-Subordinate
Certificates of the full amount of the monthly  distributions  of interest and principal to which they are entitled and to afford the Senior-Subordinate Certificates protection against certain losses.

         Any Realized  Loss with respect to a  Senior-Subordinate  Loan Group  mortgage  loan,  except for
Excess Losses, will be allocated among the  Senior-Subordinate  Loan Groups as set forth in the term sheet to which this term sheet supplement relates.

                                                  S-45

         On each  distribution  date,  Excess Losses with respect to principal  will be allocated pro rata among the  classes  in the  Senior-Subordinate  Loan  Groups,  based on their  respective  Class Principal
Balances.

         On each  distribution  date,  if the  aggregate  Class Principal  Balance  of all  classes in the
Senior-Subordinate   Loan  Groups  exceeds  the  Aggregate  Collateral  Balance  after  giving  effect  to distributions  of principal and the allocation of all losses to these  certificates  on that  distribution date,  that excess  will be deemed a  principal  loss and will be  allocated  to the most junior  class of
Class C-B Certificates then outstanding.

         Investors  in the  Senior-Subordinate  Certificates  should be aware that  because the  Class C-B
Certificates  represent interests in the Senior-Subordinate  Loan Groups, the Class Principal  Balances of
the Class C-B  Certificates could be reduced to zero as a result of a disproportionate  amount of Realized
Losses  on the  mortgage  loans in any one of  these  groups.  Therefore,  notwithstanding  that  Realized
Losses  on  the  mortgage  loans  in  each  loan  group  may  only  be  allocated  to the  related  senior certificates,  other than Excess Losses,  the allocation to the Class C-B  Certificates of Realized Losses on the mortgage  loans in a loan group will  increase the  likelihood  that losses may be allocated to the senior certificates unrelated to such loan group.

         The Class C-B  Certificates  will provide  limited  protection to the classes of  certificates of higher relative priority against Special Hazard Losses Bankruptcy Losses and Fraud Losses.

         The Fraud  Loss  Coverage  Amount  will be  reduced,  from time to time,  by the  amount of Fraud
Losses  allocated  to  the  Certificates.  In  addition,  (a) on  each  anniversary  prior  to  the  fifth anniversary  of the cut-off  date,  the Fraud Loss  Coverage  Amount will be reduced to an amount equal to the lesser of (A) 1.00% of the current aggregate  principal balance of the  Senior-Subordinate  Loan Group mortgage  loans and (B) the  excess of the Fraud Loss Coverage  Amount as of the preceding  anniversary of the cut-off date over the  cumulative  amount of Fraud  Losses  allocated  to the  Class C-B  Certificates since such preceding anniversary, and (b) on the fifth anniversary of the cut-off date, zero.

         The  Bankruptcy  Loss  Coverage  Amount  will be  reduced,  from time to time,  by the  amount of
Bankruptcy Losses allocated to the Class C-B Certificates.

         The Special  Hazard Loss Coverage  Amount will be reduced,  from time to time, to an amount equal on any distribution date to the lesser of:

         (A)      the greatest of:

               o    1% of the Aggregate Collateral Balance on such distribution date,

               o    twice  the  Stated  Principal  Balance  of  the  largest  mortgage  loan  in  a
                    Senior-Subordinate Loan Group, or

               o    the  aggregate   Stated   Principal   Balance  of  the  mortgage   loans  in  a
                    Senior-Subordinate  Loan Group secured by mortgaged  properties  located in the single
                    California  postal  zip code  area  having  the  highest  aggregate  Stated  Principal
                    Balance of any such zip code area; and

           (B)    the Special  Hazard Loss  Coverage  Amount as of the  closing  date less the amount,  if any, of Special Hazard Losses allocated to the Class C-B Certificates since the closing date.

         The amount of  coverage  provided  by the  Class C-B  Certificates  for  Special  Hazard  Losses,
Bankruptcy  Losses and Fraud  Losses may be  cancelled  or reduced from time to time for each of the risks covered,  provided that the then current  ratings of the  certificates  assigned by the applicable  rating agencies are not adversely affected thereby.  In addition,  a reserve fund or other form of credit support may be substituted for the protection  provided by the Class C-B  Certificates  for Special Hazard Losses,
Bankruptcy Losses and Fraud Losses.

         Investors in the  Senior-Subordinate  Certificates  should be aware that the applicable  coverage
for  Special   Hazard  Losses,   Fraud  Losses  and   Bankruptcy   Losses  cover  mortgage  loans  in  the
Senior-Subordinate  Loan  Groups.  In the event  mortgage  loans in one of the loan groups  suffers a high level of losses,  the  available  coverage for the  certificates  related to the other loan groups will be reduced  and may cause the  certificates  related to the other loan  groups to suffer  losses in the event mortgage loans in either group suffer losses after the available coverage has been exhausted.

                                                  S-46

Cross-Collateralization—The Senior-Subordinate Loan Groups

Cross-Collateralization due to rapid prepayments.

         On each  distribution  date prior to the Credit  Support  Depletion  Date,  but after the date on which  any of the  aggregate  Class Principal  Balance  of the  Senior-Subordinate  Certificates  has been reduced to zero,  all  principal on the mortgage  loans  relating to the group that has been paid in full, will be paid to the senior  certificates  of the other groups.  Such amount will be allocated  between the other groups, pro rata based on aggregate  Class Principal  Balance and paid to the senior certificates in such groups in the same priority as such  certificates  would receive  other  distributions  of principal.
However,  principal  will not be  distributed  as  described  above if on that  distribution  date (a) the
Class C-B  Percentage  for that  distribution  date is  greater  than or  equal  to 200% of the  Class C-B
Percentage  as of the closing  date and (b) the  average  outstanding  principal  balance of the  mortgage loans in each group  delinquent  60 days or more over the last six months,  as a percentage of the related
Class C-B  Component Balance,  is less than 50%. If principal from one Group is  distributed to the senior certificates  of the other  groups  according  to this  paragraph,  the  Class C-B  Certificates  will not receive this principal amount.

Cross-Collateralization due to disproportionate realized losses in one group.

         If on any  distribution  date  the  Class Principal  Balance  of  any  of the  Senior-Subordinate
Certificates  is  greater  than  the  Aggregate  Loan  Group  Balance  of  the  related  loan  group  (the
"Undercollateralized Group"), then the following will occur:

                  o        The  Available  Funds in the other  groups that are not an  Undercollateralized
                           Group (each,   an   "Overcollateralized   Group")   will  be   reduced,   after
                           distributions    of   interest   to   the   senior    certificates    of   each
                           Overcollateralized  Group, in an aggregate amount equal to one month's interest on the  Principal  Transfer  Amount of each  Undercollateralized  Group at  the weighted  average  pass-through  rate  applicable  to  the  Undercollateralized
                           Group or  Groups and that  amount will be added to the  Available  Funds of the applicable Undercollateralized Group; and

                  o        The portion of the  Available  Funds in respect of  principal  on the  mortgage loans  in  the  Overcollateralized  Group or  Groups,  after  distributions  of principal to the senior certificates of each Overcollateralized  Group, will be distributed to the senior certificates of each Undercollateralized  Group until
                           the   Class Principal    Balance   of   the   senior   certificates   of   each
                           Undercollateralized  Group equals  the  Aggregate  Loan  Group  Balance  of the related group.

         Consequently,  the Class C-B  Certificates  will not receive any distributions of principal until the Undercollateralized Group or Groups are no longer undercollateralized.

         On  each  Distribution  Date,  the  "Principal   Transfer  Amount"  for  an   Undercollateralized
Group will equal the excess, if any, of the Class Principal  Balance of the senior certificates related to such Undercollateralized Group over the Aggregate Loan Group Balance of such Undercollateralized Group.

         For each  distribution date and any group, the  "Overcollateralization  Amount" for such group is the excess of (i) the Aggregate Loan Group Balance of such group over (ii) the  aggregate  Class Principal
Balance of the Senior Certificates related to that group.

         In the  event  more than one  group is an  Overcollateralized  Group on  any  distribution  date, reductions  in the  Available  Funds of such groups to make  payment to the  Undercollateralized  Group or
Groups  will be made  pro rata  based  on the  Overcollateralization  Amount  for each  Overcollateralized
Group.  In the  event  more than one  group is an  Undercollateralized  Group on  any  distribution  date, payments made to such groups from the  Available  Funds of the  Overcollateralized  Group will be made pro rata based on the amount of payments required to be made to the Undercollateralized Groups.

                                                  S-47

         All or a portion of the  distributions  to the  Senior-Subordinate  Certificates  pursuant to the cross-collateralization  provisions  described above,  may be made on the  distribution  date in the month following the month during which such transfer  payment  occurs  (without any additional  distribution  of interest or earnings thereon with respect to such delay).

         In the event that the  weighted  average  of the  pass-through  rates of the senior  certificates related to an  Undercollateralized  Group is greater than the weighted  average of the pass-through  rates of the senior certificates related to the  Overcollateralized  Group or Groups, the payment of interest to such senior certificates  related to the  Undercollateralized  Group or Groups from the interest collected on the  Overcollateralized  Group or  Groups may cause a shortfall in the amount of principal and interest otherwise  distributable  to the  Class C-B  Certificates.  In  addition,  after the  aggregate  principal balance of the Class C-B  Certificates  has been reduced to zero,  this may cause a shortfall of principal that would be allocated to the senior certificates.

Glossary of Terms—The Floating Rate Loan Group Certificates

         The  following  terms are given the meanings  shown below to help  describe the cash flows on the
Floating  Rate Loan Group  Certificates.  Certain  capitalized  terms used to describe the  Floating  Rate
Loan Group Certificates are defined under "—Glossary of Terms—The Senior Subordinate Certificates."

         Accrual  Period—For  any class of  Floating  Rate Loan Group  Certificates  and any  distribution date, the period  commencing on the immediately  preceding  distribution date (or the closing date, in the case of the first Accrual  Period) and ending on the day  immediately  preceding the related  distribution date.

         Aggregate  Loan  Group Balance—For  the Floating  Rate Loan Group and any date of  determination, the  aggregate of the Stated  Principal  Balance of the mortgage  loans in the Floating Rate Loan Group as of the last day of the  related  Collection  Period,  plus the  amount,  if any,  then on  deposit  in the prefunding account.

         Basis Risk  Shortfall—For  any class of  Floating  Rate Loan Group  Certificates,  other than the
Excess Cash Flow Certificates, and any distribution date, the sum of:

         (1)   the excess,  if any, of the related Current  Interest  calculated on the basis of the least of (x) one-month  LIBOR plus the applicable  certificate  margin,  (y) the Maximum Interest
               Rate and  (z) 11.00%,  over the related  Current  Interest for the applicable  distribution date;

         (2)   any amount described in clause (1) remaining unpaid from prior distribution dates; and

         (3)   interest on the amount in clause  (2) for  the related  Accrual  Period  calculated  on the basis of the least of (x) one-month LIBOR plus the applicable  certificate margin,  (y) the
               Maximum Interest Rate and (z) the amount set forth in the term sheet attached hereto.

         Carryforward   Interest—For  any  class  of  Floating  Rate  Loan  Group   Certificates  and  any
distribution  date, the sum of (1) the  amount,  if any, by which (x) the sum of (a) Current  Interest for such class for the immediately  preceding  distribution date and (b) any unpaid Carryforward  Interest for such class from previous  distribution  dates exceeds  (y) the  amount paid in respect of interest on such class on such  immediately  preceding  distribution  date, and (2) interest on such amount for the related
Accrual Period at the applicable pass-through rate.

         Class Principal  Balance—For any class of Floating Rate Loan Group  Certificates,  as of any date of  determination,  an amount  equal to the  initial  principal  balance  of that  class,  reduced  by the aggregate of the following amounts allocable to that class:

              o   All  amounts  previously  distributed  to  holders  of  certificates  of that  class  as payments of principal; and

              o   Applied  Loss  Amounts  (as  defined  below  under  "—Credit  Enhancement")   previously
                  allocated to that class;

provided,  however,  that the Class Principal  Balance of the Floating Rate Loan Group Senior Certificates
and Floating  Rate Loan Group  Subordinate  Certificates  (including  any such class of Floating Rate Loan

                                                  S-48

Group  Senior  Certificates  and  Floating  Rate  Loan  Group  Subordinate   Certificates  for  which  the
Class Principal  Balance has been reduced to zero) will be  increased in an aggregate  amount equal to the related  Recoveries  received in respect of any distribution  date as follows:  in order of seniority,  up to the amount of the Deferred Amount for that class.

         Collection  Period—For  any  distribution  date is the  period  from the  second day of the month immediately  preceding  such  distribution  date to and  including  the  first  day of the  month  of that distribution date.

         Compensating  Interest—For  each of the floating group mortgage loans and any distribution  date, an amount to be paid by the master  servicer or the  servicer of that  mortgage  loan as  described  above under  "Servicing  of Mortgage  Loans—Adjustment  to Servicing  Fee in  Connection  with Prepaid  Mortgage
Loans" in this term sheet supplement.

         Credit   Support   Depletion   Date—The   first   distribution   date  on  which  the   aggregate
Class Principal  Balance of the  Floating  Rate Loan Group  Subordinate  Certificates  has been or will be reduced to zero.

         Current  Interest—For  any class of Floating Rate Loan Group  Certificates  and any  distribution date, the amount of interest accruing at the applicable  pass-through rate on the related  Class Principal
Balance during the related  Accrual  Period;  provided,  that as to each class of Floating Rate Loan Group
Certificates,  the Current  Interest  will be reduced by a pro rata portion of any Interest  Shortfalls to the extent not covered by excess interest.

         Cut-off Date Principal  Balance—The  aggregate Stated Principal  Balance of the mortgage loans as of the Cut-off Date.

         Deferred  Amount—For any class of the Floating Rate Loan Group Senior  Certificates  and Floating
Rate  Loan  Group  Subordinate  Certificates,  other  than the  Excess  Cash  Flow  Certificates,  and any distribution  date,  will equal the amount by which  (x) the  aggregate  of the Applied  Loss  Amounts (as defined below under "Credit  Enhancement—The  Floating Rate Loan Group  Certificates")  previously applied in reduction of the  Class Principal  Balance thereof exceeds (y) the sum of (a) the  aggregate of amounts previously  paid in  reimbursement  thereof  and (b) any  increases  to the  Class Principal  Balance as a result of Recoveries.

         Delinquency Rate—For any month will be, generally, the fraction,  expressed as a percentage,  the numerator of which is the aggregate  outstanding  Stated Principal Balance of all Floating Rate Loan Group
mortgage  loans 60 or more days  delinquent  (including  all  foreclosures  and REO  Properties) as of the close of  business on the last day of such  month,  and the  denominator  of which is the  Aggregate  Loan
Group Balance as of the close of business on the last day of such month.

         Floating  Rate Loan  Group  Interest  Remittance  Amount—As  set forth in the term sheet to which this term sheet supplement relates.

         Floating  Rate Loan  Group Net Funds Cap— As set forth in the term sheet to which this term sheet supplement relates.

         Insurance  Proceeds—Amounts  paid  pursuant to any insurance  policy,  with respect to a mortgage loan,  that have not been used to restore the related  mortgaged  property or released to the mortgagor in accordance with the terms of the pooling and servicing  agreement,  subject to the terms and conditions of the related mortgage note and mortgage.

         Interest  Shortfall—For  any distribution  date is equal to the aggregate  shortfall,  if any, in collections  of interest  (adjusted  to the related net  mortgage  rate) on the  Floating  Rate Loan Group mortgage loans  resulting from  (a) principal  prepayments in full and in part received during the related
Prepayment  Period to the extent  not  covered by  Compensating  Interest  and  (b) interest  payments  on certain of the mortgage loans being limited pursuant to the provisions of the Relief Act.

         Liquidated  Mortgage Loan—A  mortgage loan for which the related  servicer has determined that it has  received all amounts  that it expects to recover  from or on account of the  mortgage  loan,  whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

                                                  S-49

         Liquidation  Proceeds—Amounts,  including  Insurance  Proceeds,  received in connection  with the liquidation of a defaulted mortgage loan,  whether through trustee's sale,  foreclosure sale, or otherwise or amounts  received in  connection  with any  condemnation  or partial  release of a mortgaged  property, other than Recoveries.

         Maximum  Interest  Rate—For any  distribution  date, an annual rate equal to the weighted average of the Rate  Ceilings of the mortgage  loans in the Floating Rate Loan Group,  minus the weighted  average expense fee rate of the mortgage loans in such Floating Rate Loan Group.

         Monthly  Excess  Cashflow—For  any  distribution  date, an amount equal to the sum of the Monthly
Excess  Interest and the  Overcollateralization  Release  Amount,  if any, for such date, plus any amounts applied pursuant to clauses I(vii) and  II(vii) under  "Distributions of Principal— The Floating Rate Loan
Group Certificates."

         Net Mortgage  Rate—With  respect to any mortgage  loan,  the rate per annum equal to the mortgage rate minus the rate at which the expense fees accrue.  The  mortgage  rate of a mortgage  loan is the rate at which  interest  accrues at the time of  determination  on that mortgage  loan in  accordance  with the terms of the related mortgage note.

         Optimal Interest  Remittance  Amount—For any distribution  date and loan group,  will be equal to the excess of (i) the  product of  (1) (x) the  weighted  average Net Mortgage Rates of the mortgage loans in the  related  loan group as of the first day of the  related  Collection  Period  divided by (y) 12 and
(2) the  applicable  Aggregate Loan  Group Balance for the immediately  preceding  distribution date, over
(ii) any  expenses that reduce the Interest  Remittance Amount for that loan group that did not arise as a result of a default or  delinquency  of the  applicable  mortgage  loans or were not taken into account in computing the expense fee rate.

         Overcollateralization  Amount—For any distribution  date will be equal to the amount,  if any, by which  (x) the  Aggregate  Loan  Group  Balance  for such  distribution  date  exceeds  (y) the  aggregate
Class Principal  Balance of the Floating Rate Loan Group  Certificates  after giving effect to payments on such distribution date.

         Overcollateralization  Deficiency—For  any distribution date will be equal to the amount, if any, by which  (x) the  Targeted  Overcollateralization  Amount  for such  distribution  date  exceeds  (y) the
Overcollateralization  Amount for such distribution date,  calculated for this purpose after giving effect to the reduction on such distribution date of the aggregate  Class Principal  Balance of the Floating Rate
Loan Group  Certificates  resulting from the payment of the Principal  Payment Amount on such distribution date, but prior to allocation of any Applied Loss Amount on such distribution date.

         Overcollateralization  Release  Amount—For any  distribution  date will be equal to the lesser of
(x) the  aggregate  Principal  Remittance  Amount for the Floating  Rate Loan Group for such  distribution date and (y) the amount, if any, by which (1) the  Overcollateralization  Amount for such date, calculated for this purpose on the basis of the assumption  that 100% of the aggregate  Principal  Remittance  Amount for the Floating  Rate Loan Group for such date is applied on such date in  reduction of the  aggregate of the  Class Principal  Balances of the Floating  Rate Loan Group  Certificates,  exceeds  (2) the  Targeted
Overcollateralization Amount for such date.

         Payahead—Any  scheduled  payment intended by the related  mortgagor to be applied in a Collection
Period subsequent to the Collection Period in which such payment was received.

         Principal  Payment  Amount—For  any  distribution  date will be equal to the aggregate  Principal
Remittance Amount for the Floating Rate Loan Group for such date minus the  Overcollateralization  Release
Amount, if any, for such date, plus, with respect to the distribution  date in  February 2006,  the amount remaining,  if any, on deposit in the prefunding  account at the end of the prefunding  period,  exclusive of investment income thereon.

         Principal  Remittance  Amount—For any  distribution  date and the Floating Rate Loan Group,  will equal the sum of (1) all  principal  collected  (other than Payaheads) or advanced in respect of scheduled payments on the  mortgage  loans in the  Floating  Rate Loan Group  during the related  Collection  Period
(less  unreimbursed  advances,  servicing  advances  and  other  amounts  due to a  servicer,  the  master servicer,  the trustee and the trust  administrator  with  respect to the  mortgage  loans in the Floating
Rate Loan Group, to the extent allocable to principal) and the principal  portion of Payaheads  previously received on the  mortgage  loans in the  Floating  Rate Loan Group and  intended  for  application  in the related Collection Period,  (2) all principal  prepayments  received during the related Prepayment Period,
(3) the  outstanding  Stated Principal  Balance of each mortgage loan in the Floating Rate Loan Group that

                                                  S-50

was  repurchased  by the seller or purchased by the special  servicer  during the period  described in the pooling and servicing  agreement  relating to such distribution  date, (4) the portion of any substitution amount  paid with  respect to any  replaced  mortgage  loans in the  Floating  Rate Loan Group  during the related  Collection  Period  allocable to principal,  (5) all  Liquidation  Proceeds (net of  unreimbursed advances,  servicing  advances and other expenses,  to the extent  allocable to principal) and Recoveries, if any,  collected  with respect to the mortgage  loans in the Floating  Rate Loan Group during the period described  in the pooling  and  servicing  agreement  relating to such  distribution  date,  to the extent allocable to  principal,  and  (6) amounts  withdrawn  from any related the Cap Account to cover  Realized
Losses on the floating group mortgage loans incurred during the related Collection Period.

         Recovery—With  respect to any Liquidated  Mortgage Loan and distribution date, an amount received in respect of such  Liquidated  Mortgage Loan during the prior calendar  month which has  previously  been allocated to a class or classes of certificates  in accordance  with the pooling and servicing  agreement, net of reimbursable expenses.

         Rolling Three Month Delinquency  Rate—For any distribution  date will be the fraction,  expressed as a percentage,  equal to the average of the Delinquency  Rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months.

         Senior  Enhancement  Percentage—For  any distribution  date will be the fraction,  expressed as a percentage,  the  numerator of which is the sum of the aggregate  Class Principal  Balance of the Floating
Rate Loan Group  Subordinate  Certificates and the  Overcollateralization  Amount (which,  for purposes of this definition  only,  shall not be less than zero), in each case after giving effect to payments on such distribution  date  (assuming  no  Trigger  Event  is in  effect),  and the  denominator  of  which is the
Aggregate Loan Group Balance for such distribution date.

         Senior  Principal  Payment  Amount—As  set  forth in the term  sheet to  which  this  term  sheet supplement relates.

         Stepdown Date—As set forth in the term sheet to which this term sheet supplement relates.

Distributions of Interest—The Floating Rate Loan Group Certificates

         The per annum  pass-through  rates for the  certificates are described in the term sheet to which this term sheet supplement relates.

         The amount of  interest  payable on each  distribution  date in respect of each class of Floating
Rate Loan  Group  Certificates,  other  than the  Excess  Cash Flow  Certificates,  will  equal the sum of
(1) Current  Interest  for such class on such date and (2) any  Carryforward  Interest  for such class and date.  Interest  will  accrue on each  class of  Floating  Rate Loan  Group  Certificates,  other than the
Excess Cash Flow  Certificates,  on the basis of a 360-day  year and the actual  number of days elapsed in each Accrual Period.

         With respect to each  distribution  date,  to the extent that a Basis Risk  Shortfall  exists for any class of Floating Rate Loan Group  Certificates,  other than the Excess Cash Flow  Certificates,  such class will be  entitled  to the amount of such Basis Risk  Shortfall.  Such  classes  will be  entitled to receive the amount of any Basis Risk  Shortfall  in  accordance  with the  priority of payments  described herein under "—Credit Enhancement—The Floating Rate Loan Group  Certificates—Overcollateralization,"  from amounts  otherwise  payable on the Excess  Cash Flow  Certificates  on such  distribution  date,  and from amounts paid under any Cap  Agreement for a related  class of  certificates  on deposit in any related Cap
Account.

         On each  distribution  date,  the Floating Rate Loan Group  Interest  Remittance  Amount for such date will be paid in the following order of priority:

         (1)  To any related Supplemental  Interest Trust for payment to any swap counterparty,  an amount equal to the amount set forth in the term sheet attached hereto.

         (2)  to the Floating Rate Loan Group Senior Certificates,  pro rata based on amounts due, Current
              Interest and any Carryforward Interest for such Class and such distribution date;

         (3)  to the Floating Rate Loan Group Subordinate  Certificates,  in order of ascending  numerical order Current Interest and any Carryforward  Interest for such class and distribution  date;
              and

                                                  S-51

         (4)  for application as part of Monthly Excess Cashflow for such distribution  date, as described
              under "—Credit  Enhancement—The  Floating  Rate  Loan  Group   Certificates—Overcollateralization"
              below,  any such  Floating  Rate Loan  Group  Interest  Remittance  Amount  remaining  after application  pursuant  to  clauses  (1) through  (3) above  (such  amount,  "Monthly  Excess
              Interest") for such distribution date.

Distributions of Principal—The Floating Rate Loan Group Certificates

         Distributions  of  principal on the Floating  Rate Loan Group  Senior  Certificates  will be made primarily  from the  Principal  Payment  Amount,  to the extent of available  funds,  as described  below.
Distributions  of  principal  on the  Floating  Rate  Loan  Group  Subordinate  Certificates  will be made primarily  from the  Principal  Payment  Amount after  distributions  of  principal  have been made on the
Floating Rate Loan Group Senior Certificates.

         The Principal Payment Amount will be paid on each distribution date as follows:

         I.       On each  distribution  date (a) prior to the Stepdown Date or (b) with  respect to which a  Trigger  Event  is in  effect,  the  Principal  Payment  Amount  will  be paid in the following order of priority:

                  (i)      to the Floating Rate Loan Group Senior  Certificates,  pro rata, weighted based on the  Class Principal  Balances  of  such  classes,  until  their  respective
                           Class Principal Balances have been reduced to zero;

                  (ii)     to  the  Floating  Rate  Loan  Group  Subordinate  Certificates,  in  ascending numerical order,  until its  Class Principal  Balance has been reduced to zero;
                           and

                  (iii)    for application as part of Monthly Excess Cashflow for such distribution  date,
                           as  described   under  "—Credit   Enhancement—The   Floating  Rate  Loan  Group
                           Certificates—Overcollateralization"  below,  any such Principal  Payment Amount remaining after application pursuant to clauses (i) and (ii) above.

         II.      On each  distribution  date (a) on or after the Stepdown  Date and  (b) with  respect to which a Trigger  Event is not in effect,  the Principal  Payment  Amount will be paid in the following order of priority:

                  (i)      to the  Floating  Rate Loan Group  Senior  Certificates,  the Senior  Principal
                           Payment  Amount for such  distribution  date,  pro rata,  weighted based on the
                           Class Principal    Balances   of   such   classes,   until   their   respective
                           Class Principal Balances have been reduced to zero;

                  (ii)     to  the  Floating  Rate  Loan  Group  Subordinate  Certificates,  in  ascending numerical  order the Floating  Rate Loan Group  Subordinate  Principal  Payment
                           Amount for such distribution date, until its  Class Principal  Balance has been reduced to zero; and

                  (iii)    for application as part of Monthly Excess Cashflow for such distribution  date,
                           as  described   under  "—Credit   Enhancement—The   Floating  Rate  Loan  Group
                           Certificates—Overcollateralization"  below,  any such Principal  Payment Amount remaining after application pursuant to clauses (i) and (ii) above.

Credit Enhancement—The Floating Rate Loan Group Certificates

         Credit  enhancement for the Floating Rate Loan Group  Certificates  consists of the subordination of the  Floating  Rate Loan Group  Subordinate  Certificates,  the  priority  of  application  of Realized
Losses,  overcollateralization  and amounts  available  under any Swap  Agreement  for a related  class of certificates  to cover certain  Realized  Losses on the Floating Rate Loan Group mortgage  loans,  in each case as described herein.

         Subordination. The  rights of holders of the Floating  Rate Loan Group  Subordinate  Certificates
to receive  payments with respect to the Floating Rate Loan Group mortgage loans will be  subordinated  to such rights of holders of each class of Floating  Rate Loan Group  Certificates  having a higher  priority of payment,  as described under  "—Distributions  of Interest—The  Floating Rate Loan Group  Certificates"
and  "—Distributions  of  Principal—The  Floating Rate Loan Group  Certificates."  This  subordination  is intended  to  enhance  the  likelihood  of  regular  receipt  by  holders  of  Floating  Rate  Loan  Group

                                                  S-52

Certificates  having  a  higher  priority  of  payment  of the  full  amount  of  interest  and  principal distributable  thereon, and to afford such  certificateholders  limited protection against Realized Losses incurred with respect to the Floating Rate Loan Group mortgage loans.

         The limited  protection  afforded to holders of classes of certificates with a higher priority of payment by means of the  subordination  of certain  classes of  certificates  having a lower  priority  of payment will be accomplished by the preferential  right of holders of such classes of certificates  with a higher  priority of payment to receive  distributions  of interest or principal on any  distribution  date prior to classes with a lower priority of payment.

         Application of Realized  Losses.   Realized Losses on the Floating Rate Loan Group mortgage loans will have the effect of reducing  amounts  payable in respect of the Excess Cash Flow  Certificates  (both through the  application  of Monthly  Excess  Interest to fund such  deficiency and through a reduction in the Overcollateralization Amount for the related distribution date).

         If on any  distribution  date,  after giving effect to all Realized  Losses incurred with respect to Floating Rate Loan Group  mortgage loans during the Collection  Period for such  distribution  date and payments of principal on such  distribution  date, the aggregate  Class Principal  Balance of the Floating
Rate Loan Group  Certificates  exceeds the sum of the aggregate Stated  Principal  Balance of the Floating
Rate Loan Group  mortgage  loans for such  distribution  date and the amounts on deposit in the prefunding account  for such  distribution  date (such  excess,  an  "Applied  Loss  Amount"),  such  amount  will be allocated in reduction of the  Class Principal  Balance of first, the Floating Rate Loan Group Subordinate
Certificates,  in descending  numerical order, until the Class Principal  Balance thereof has been reduced to zero; and second,  the Floating Rate Loan Group Senior  Certificates  (except the most senior  Floating
Rate Loan Group  Senior  Certificates,  until the  Class Principal  Balance  thereof  has been  reduced to zero. The  Class Principal  Balance of the most senior Floating Rate Loan Group  Certificates  will not be reduced by Applied Loss Amounts.

         Holders of the Floating  Rate Loan Group  Senior  Certificates  (except the most senior  Floating
Rate Loan Group  Senior  Certificates)  and Floating  Rate Loan Group  Subordinate  Certificates  will not receive  any  payments  in respect of Applied  Loss  Amounts,  except to the extent of  available  Monthly
Excess  Cashflow  or  amounts  paid  under any Swap  Agreement  for a  related  class of  certificates  as described below.

         The Cap Agreement.  If set forth in the term sheet related to this term sheet  supplement,  on or before the closing date, the trust  administrator,  acting on behalf of the trust,  will enter into one or more separate  interest rate cap agreements  (each , a "Cap  Agreement")  documented by a 1992 ISDA Master
Agreement  (Multicurrency-Cross  Border), together with a Schedule,  Confirmation and Credit Support Annex between the trustee,  on behalf of the trust and Credit Suisse  International (in such capacity,  the "cap counterparty"),  for  the  benefit  of one or more  classes  of  floating-rate  certificates  whereby,  in consideration  for a one time payment by the trust to the cap  counterparty  on the closing date,  the cap counterparty  will agree to make payments to the related class of floating rate  certificates  on each cap agreements  payment date with respect to each related Cap  Agreement.  See the term sheet  related to this term sheet supplement for more details regarding any Cap Agreement.

         The Swap  Agreement.  If set forth in the term sheet related to this term sheet  supplement,  , a separate  trust created under the pooling and servicing  agreement  (the  "Supplemental  Interest  Trust")
will  hold  a  swap  agreement  (the  "Swap  Agreement")  documented  by  a  1992  ISDA  Master  Agreement
(Multicurrency-Cross  Border),  together with a Schedule,  Confirmation  and Credit  Support Annex between the  trustee,  on behalf of the  Supplemental  Interest  Trust and Credit  Suisse  International  (in such
capacity,   the  "swap  counterparty"),   for  the  benefit  of  one  or  more  classes  of  floating-rate certificates.  See the term sheet  related to this term sheet  supplement  for more details  regarding any
Swap Agreement.

         Overcollateralization. The  weighted  average net mortgage  rate of the Floating  Rate Loan Group mortgage loans is generally  expected to be higher than the weighted average of the pass-through  rates of the Floating Rate Loan Group  Certificates  plus certain  expenses of the trust,  thus generating  certain excess  interest  collections.  Monthly  Excess  Interest  will be applied in reduction  of the  aggregate
Class Principal  Balance of the  Floating  Rate Loan Group  Certificates.  Such  application  of  interest collections  as payments of principal  will cause the  aggregate  Class Principal  Balance of the Floating
Rate Loan Group  Certificates  to amortize  more  rapidly  than the  Aggregate  Loan Group  Balance,  thus creating and maintaining  overcollateralization.  However, Realized Losses on the Floating Rate Loan Group
mortgage  loans  will  reduce   overcollateralization,   and  could  result  in  an  Overcollateralization
Deficiency.

                                                  S-53

         In  addition,  on and after the  Stepdown  Date,  to the  extent  that a Trigger  Event is not in effect and the Overcollateralization Amount exceeds the Targeted  Overcollateralization  Amount, a portion of each  Principal  Remittance  Amount will not be applied in reduction of the  aggregate  Class Principal
Balance of the Floating Rate Loan Group Certificates, but will instead, be applied as described below.

         On each  distribution  date,  the Monthly  Excess  Cashflow will be  distributed in the following order of priority:

         (1)      until  the   aggregate   Class Principal   Balance  of  the  Floating  Rate  Loan  Group
                  Certificates  equals the Aggregate Loan Group Balance for such  distribution  date minus the Targeted Overcollateralization Amount for such date:

                  (A) on each  distribution  date  (x) prior to the Stepdown  Date or (y) with  respect to which a Trigger Event is in effect,  to the extent of Monthly  Excess  Interest for such distribution  date,  to the  Floating  Rate Loan Group  Certificates,  in the  following order of priority:

                           (a)      to the  Floating  Rate Loan Group  Senior  Certificates,  in ascending numerical  order,  pro  rata,  weighted  based on the  Class Principal
                                    Balances  of such  classes,  until  their  respective  Class Principal
                                    Balances have been reduced to zero; and

                           (b)      to  the  Floating  Rate  Loan  Group  Subordinate   Certificates,   in
                                    ascending numerical order, until its Class Principal  Balance has been reduced to zero;

                  (B) on each  distribution  date on or after the Stepdown  Date and with respect to which a Trigger  Event is not in effect,  to fund any principal  distributions  required to be made on such  distribution  date set forth above in subclause  II under  "—Distributions of  Principal—The  Floating  Rate Loan Group  Certificates,"  after giving effect to the distribution  of the Principal  Payment  Amount for such date,  in  accordance  with the priorities set forth therein;

         (2)      to the Floating  Rate Loan Group Senior  Certificates  (except the most senior  Floating
                  Rate Loan Group Senor Certificates), any Deferred Amount for such class;

         (3)      to the  Floating  Rate Loan  Group  Subordinate  Certificates,  in  ascending  numerical order, any Deferred Amount for such class;

         (4)      to the  Floating  Rate Loan Group  Senior  Certificates,  pro rata based on amounts due, any Basis Risk Shortfall for such class;

         (5)      to the  Floating  Rate Loan  Group  Subordinate  Certificates,  in  ascending  numerical order, any Basis Risk Shortfall for such class;

         (6)      to the Excess Cash Flow Certificates,  the amount distributable  thereon pursuant to the pooling and servicing agreement; and

         (7)      to the Class AR-L or Class AR  Certificates,  any remaining amount,  as appropriate.  It is not  anticipated  that any amounts will be  distributed to the Class AR-L or Class AR
                  Certificates under this clause (7).

         Distributions  pursuant to subparagraphs  (4) and (5) on any distribution date will be made after giving  effect to any  payments  in respect  of a related  Cap  Agreement  to pay any  related  Basis Risk
Shortfall.  Distributions  pursuant to  subparagraphs  (2) and (3) on any  distribution  date will be made after  giving  effect to any after giving  effect to any payments in respect of a related a Cap  Agreement on such date to pay Deferred Amounts.

                                                  S-54

Additional Issuances of Certificates

         Upon the surrender of one or more classes of offered  certificates  to the trust,  the trust will be  permitted  to issue one or more  additional  classes of  certificates  that will  represent  ownership interests  in  the  surrendered  certificates.  A  REMIC  election  will  be  made  with  respect  to  the surrendered  certificates  and the newly issued  classes  will  constitute  the regular  interests in this
REMIC.  The Class AR  Certificate  will represent  ownership of the residual  interest in this REMIC.  Any such  issuance  will be made  pursuant to an amendment of the pooling and  servicing  agreement  that will only require the consent of the holders of the offered certificates that are surrendered to the trust.

                                     POOLING AND SERVICING AGREEMENT

Assignment of Mortgage Loans

    Pursuant to the pooling and servicing agreement, on the closing date, the depositor will sell, transfer, assign, set over and otherwise convey without recourse to the trustee in trust for the benefit of the certificateholders all right, title and interest of the depositor in and to each mortgage loan, including all principal and interest received on or with respect to such mortgage loans, exclusive of principal and interest due on or prior to the Cut off Date.
In connection with such transfer and assignment, the depositor will deliver or cause to be delivered to the trustee, or a custodian for the trustee, a mortgage file for each mortgage loan which will consist of, among other things, the original promissory note, or mortgage note, and any modification or amendment thereto endorsed in blank without recourse (except that the depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original mortgage note that has been lost), the original instrument creating a first lien on the related mortgaged property, or the mortgage, with evidence of recording indicated thereon, an assignment in recordable form of the mortgage, the title policy or a commitment to issue the title policy with respect to the related mortgaged property and, if applicable, all recorded intervening assignments of the mortgage and any riders or modifications to such mortgage note and mortgage except for any such document not returned from the public recording office, which will be delivered to the trustee or its custodian as soon as the same is available to the depositor. Assignments of the mortgage loans to the trustee or its nominee will be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel, such recording is not required to protect the trustee's interest in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the seller.

    The trustee or its custodian will review each mortgage file within 90 days of the closing date, or promptly after receipt by the trustee or its custodian of any document permitted to be delivered after such date; and if any document in a mortgage file is found to be missing or defective in a material respect and the seller does not cure such defect within 90 days of notice thereof from the trustee or its custodian or within such longer period not to exceed 720 days after such date in the case of missing documents not returned from the public recording office, the seller will be obligated to repurchase the related mortgage loan from the trust.  Rather than repurchase the mortgage loan as provided above, the seller may remove such mortgage loan (a deleted mortgage loan) from the trust and substitute in its place another mortgage loan (a replacement mortgage loan).  However, any such substitution occurring more than 90 days after the closing date may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any REMIC or result in a prohibited transaction tax under the Code; provided, however, that such opinion will not be required if (1) the substitution occurs within two years of the closing date and (2) the substitution occurs with respect to mortgage loans that are "defective" under the Code and the seller delivers to the trustee and the trust administrator an officer's certificate to that effect.  Any replacement mortgage loan generally will, or, if more than one replacement mortgage loan is being substituted for a mortgage loan, generally will have in the aggregate or on a weighted average basis, on the date of substitution, among other characteristics set forth in the pooling and servicing agreement:

     o   have a principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the deleted mortgage loan (the amount of any shortfall to be deposited by the seller and held for distribution to the certificateholders on the related distribution date);

     o   have a current mortgage rate not lower than, and not more than 1% per annum higher than, that of the deleted mortgage loan, have a maximum mortgage rate and minimum mortgage rate not less than the respective rate for the deleted mortgage loan, have the same index as the deleted mortgage loan and a margin equal to or greater than the deleted mortgage loan;

                                                  S-55

     o   have an LTV ratio not higher than that of the deleted mortgage loan;

     o   have a remaining term to maturity not more than one year greater than or less than that of the deleted mortgage loan provided that the remaining term to maturity of any such mortgage loan shall be no greater than the last maturing mortgage loan in the trust immediately prior to any substitution; and

     o   comply with all of the representations and warranties set forth in the pooling and servicing agreement as of the date of substitution.

This cure, repurchase or substitution obligation constitutes the sole remedy available to certificateholders or the trustee for omission of, or a material defect in, a mortgage loan document.

    Notwithstanding the foregoing, in lieu of providing the duly executed assignment of the mortgage to the trustee and the original recorded assignment or assignments of the mortgage together with all interim recorded assignments of that mortgage, the depositor may at its discretion provide evidence that the related mortgage is held through the MERS® System.  In addition, the mortgages for some of the mortgage loans in the trust that are not already held through the MERS® System may, at the discretion of a servicer, in the future be held through the MERS® System.  For any mortgage held through the MERS®
System, the mortgage is recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS,
as nominee for the owner of the mortgage loans and subsequent assignments of the mortgage were, or in the future may be, at the discretion of a servicer, registered electronically through the MERS® System.
For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan.

Representations and Warranties Regarding the Mortgage Loans

           Under the  pooling and  servicing  agreement,  the trustee  will  receive  representations  and warranties made by DLJ Mortgage  Capital.  The mortgage loan  representations  and warranties will be made by DLJ Mortgage  Capital as of the closing date or  subsequent  transfer  date (or such earlier  date,  as specified in the subsequent  transfer  documents),  as applicable.  These  representations  and warranties include the following:

     o   each mortgage note and related  mortgage is a legal and binding  obligation of the maker thereof, enforceable  in all respects in accordance  with its terms  subject to bankruptcy  and other laws affecting the rights of creditors and general equitable principles;

     o   each  mortgage loan at the time it was made  complied in all material  respects  with  applicable federal, state or local law, including, without limitation, predatory and abusive lending laws;

     o   none of the mortgage  loans are classified as a "high cost home,"  "covered,"  "high cost," "high risk home," or "predatory" loan under applicable state, federal or local law;

     o   the  information  set forth in the mortgage  loan  schedule is complete,  true and correct in all material respects as of the cut off date;

     o   no mortgaged  property is subject to any material damage by waste, fire,  earthquake,  windstorm, flood or other  casualty as of the closing date,  and at  origination of each mortgage loan there was, and there currently is, no proceeding  pending for the total or partial  condemnation of the related mortgaged property;

     o   each mortgage loan complies with all the terms,  conditions and  requirements of the originator's underwriting standards in effect at the time of origination;

     o   each mortgage loan had a CLTV ratio at origination of 100.00% or less; and

     o   each mortgage loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Internal
         Revenue Code.

         In the event of a breach of any  representation  or  warranty  relating  to a mortgage  loan that materially  and adversely  affects the interests of the  certificateholders  in that  mortgage  loan,  DLJ
Mortgage Capital will be obligated to do one of the following:

     o   cure that breach,

     o   repurchase  that mortgage loan at an amount equal to the sum of the unpaid  principal  balance of the mortgage loan on the date of  repurchase,  and accrued  interest on that mortgage loan at the

                                                  S-56

         applicable  mortgage rate from the date through which  interest was last paid by the mortgagor to the date of repurchase, or

     o   substitute a replacement mortgage loan for that mortgage loan.

           However,  this  substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the effect that the  substitution  will not disqualify any REMIC,  or result in a prohibited  transaction  under the Internal  Revenue Code.  The depositor  will make no  representations  or warranties  for the mortgage  loans and will have no obligation to repurchase or substitute  mortgage loans with deficient  documentation or that are otherwise  defective.  The sponsor is selling the mortgage  loans without  recourse and will have no  obligations  for the mortgage  loans in its capacity as seller other than the cure,  repurchase or substitution  obligations  described above. The obligations of each servicer are limited to its contractual  servicing  obligations  under the pooling and servicing agreement.

Optional Termination; Terminating Auction Sale

         On any  distribution  date on or after  which  the  aggregate  Stated  Principal  Balance  of the
Senior-Subordinate  Loan  Group  mortgage  loans  is less  than or equal  to 10% of the  aggregate  Stated
Principal  Balance of the  Senior-Subordinate  Loan  Group  mortgage  loans as of the  cut-off  date,  the
Terminating  Entity (as defined below) will (subject to the terms of the pooling and servicing  agreement)
have the option to purchase the  Senior-Subordinate  Loan Group mortgage loans, all real property acquired in respect of any  Senior-Subordinate  Loan Group  mortgage  loan  remaining  in the trust,  and any other related  property  remaining  in the trust for a price equal to the greater of (a) the sum of  (i) 100% of the aggregate  outstanding  Stated Principal Balance of the  Senior-Subordinate  Loan Group mortgage loans plus accrued interest thereon at the applicable  mortgage rate to, but not including,  the due date in the month of such  distribution  date,  (ii) the fair market value of all other  property of the trust related to the Senior-Subordinate  Loan Group mortgage loans and (iii) any  unreimbursed advances,  fees and other amounts payable to the master  servicer,  the servicers (other than the Terminating  Entity),  the trustee and the trust administrator related to the  Senior-Subordinate  Loan Group mortgage loans (with respect to the  Senior-Subordinate  Loan Group mortgage loans,  the  "Terminating Par Value") and (b) the fair market value of all property of the trust related to the Senior-Subordinate Loan Group mortgage loans.

         On any  distribution  date on or after  which  the  aggregate  Stated  Principal  Balance  of the
Floating  Rate Loan  Group  mortgage  loans is less than or equal to 10% of the sum of  (x) the  aggregate
Stated  Principal  Balance of the Floating Rate Loan Group mortgage  loans as of the initial  cut-off date and (y) the amount on deposit in the prefunding  account on the closing date, the Terminating  Entity will
(subject to the terms of the pooling and  servicing  agreement)  have the option to purchase  the Floating
Rate Loan Group  mortgage  loans,  all real  property  acquired in respect of any Floating Rate Loan Group mortgage loan remaining in the trust,  and any other related  property  remaining in the trust for a price equal to the greater of (a) the sum of (i) 100% of the aggregate  outstanding  Stated Principal Balance of the Floating Rate Loan Group  mortgage  loans plus accrued  interest  thereon at the  applicable  mortgage rate to but not  including,  the due date in the month of such  distribution  date,  (ii) the  fair market value of all other  property  of the trust  related to the  Floating  Rate Loan Group  mortgage  loans and
(iii) any  unreimbursed  advances and servicing fee and other amounts payable to the master servicer,  the servicers  (other than the Terminating  Entity),  the trustee and the trust  administrator  related to the
Floating Rate Loan Group  mortgage  loans (with respect to the Floating  Rate Loan Group  mortgage  loans, the  "Terminating  Par Value"),  and (b) the fair market value of all property of the trust related to the
Floating Rate Loan Group mortgage loans.

         The  "Terminating  Entity"  will be (i) DLJ  Mortgage  Capital,  Inc.,  if it is the owner of the servicing rights with respect to any related mortgage loan on such optional  termination  date, or (ii) if that is not the case, the special  servicer or another  servicer,  as determined  pursuant to the terms of the pooling and servicing agreement.

         If either of such options is  exercised,  and the amount  specified in clause (b) of the first or second immediately  preceding  paragraph exceeds the amount specified in clause (a) of the first or second immediately preceding paragraph,  as applicable,  the Class AR-L  Certificates will be entitled to receive the amount of such excess.  There can be no  assurance  that any of such  options  will be  exercised,  or that  if any of  such  options  are  exercised,  that  there  will  be any  excess  amount  available  for distribution to the Class AR-L Certificates.

         If the option to purchase the  Senior-Subordinate  Loan Group mortgage loans and the other assets in the trust  related to a  Senior-Subordinate  Loan Group as  described  above is not  exercised  and the aggregate Stated Principal Balance of the  Senior-Subordinate  Loan Group mortgage loans declines below 5%

                                                  S-57

of the aggregate Stated Principal  Balance of the  Senior-Subordinate  Loan Group mortgage loans as of the initial  cut-off  date,  the trust  administrator  will conduct an auction to sell the  Senior-Subordinate
Loan Group mortgage loans and the other assets in the trust related to a Senior-Subordinate Loan Group.

         If the option to purchase the  Floating  Rate Loan Group  mortgage  loans and the other assets in the trust  related to Floating  Rate Loan Group as  described  above is not  exercised  and the  aggregate
Stated  Principal  Balance of the Floating Rate Loan Group  mortgage loans declines below 5% of the sum of
(x) the  aggregate  Stated  Principal  Balance of the Floating  Rate Loan Group  mortgage  loans as of the initial  cut-off date and (y) the  amount on deposit in the  prefunding  account on the closing date,  the trust  administrator  will conduct an auction to sell the Floating Rate Loan Group  mortgage loans and the other assets in the trust  related to the Floating  Rate Loan Group,  provided,  that if there are any NIM notes  related to the  Floating  Rate Group  outstanding,  the trust  administrator  will not conduct such auction.

         With  respect  to any  auction,  the trust  administrator  will  solicit  good faith bids for the related  mortgage  loans and the other related assets in the trust from at least three  institutions  that are regular  purchasers  and/or sellers in the secondary  market of residential  mortgage loans similar to the mortgage  loans in the mortgage  pool. The trust  administrator  will sell the related  mortgage loans to the  institution  with the  highest  bid  exceeding  the  related  Terminating  Par Value plus  certain expenses  set forth in the pooling and  servicing  agreement.  If less than three bids are received or the highest  bid  received  is less than the  related  Terminating  Par Value  plus such  expenses,  the trust administrator  will not sell the related  mortgage  loans and the other  related  assets in the trust and, unless certain conditions  specified in the pooling and servicing  agreement are not satisfied,  the trust administrator will continue  conducting  auctions every six months until the earlier of (a) the completion of a  successful  auction  and (b) the  exercise by the  Terminating  Entity of its  purchase  option with respect to the related mortgage loans.

         If an auction is successfully  completed with respect to either (a) the  Senior-Subordinate  Loan
Group  mortgage  loans or (b) the  Floating  Rate Loan Group  mortgage  loans,  and the  highest bid is in excess of the related  Terminating Par Value, the Class AR-L  Certificates will be entitled to receive the amount of that excess.  There can be no  assurance  that any auction will be  successfully  completed,  or that if an  auction  is  successfully  completed,  that there  will be any  excess  amount  available  for distribution to the Class AR-L Certificates.

         If either of such  options  is  exercised  or an auction is  successfully  conducted,  the effect would be to cause an early  retirement  of the related  certificates.  Distributions  on the  certificates relating to any optional  termination  or auction  sale will first be treated as a prepayment  of mortgage loans and paid in accordance  with the  priorities and amounts set forth above under  "Description  of the
Certificates."  The proceeds from that  distribution  may not be sufficient to distribute  the full amount to which each related class of certificates is entitled.

Reports to Certificateholders

           The monthly statement to  certificateholders  prepared by the trust  administrator will include the following information with respect to each distribution date:

              o   the Class Principal  Balance of each class of  certificates  before giving effect to the distribution of principal and interest;

              o   the amount of the  related  distribution  on each  class of  certificates  allocable  to interest;

              o   the amount of the  related  distribution  on each  class of  certificates  allocable  to principal;

              o   the sum of the principal and interest payable to each class of certificates;

              o   any Realized Loss allocable to each class of certificates;

              o   any Carryforward Interest allocable to each class of certificates;

              o   the Class  Principal  Balance of each class of  certificates  after giving effect to the distribution of principal and interest;

                                                  S-58

              o   the pass through rate for each class of certificates;

              o   the  applicable  record  dates,   Interest  Accrual  Periods,   determination  date  and
                  distribution date;

              o   the Principal Payment Amount and Principal Remittance Amount;

              o   the total cash flows received and the general sources thereof;

              o   the amount of principal prepayments;

              o   the amount of principal as a result of repurchased mortgage loans;

              o   the aggregate amount of scheduled interest prior to reduction for fees;

              o   the amount of net recoveries on charged off mortgage loans;

              o   the amount of reimbursements of nonrecoverable advances previously made;

              o   the amount of Net Liquidation Proceeds;

              o   the amount of Insurance Proceeds;

              o   the  number of  mortgage  loans as of the first and last day of the  related  Collection
                  Period;

              o   the aggregate  Stated  Principal  Balance of the mortgage loans as of the first and last day of the related Collection Period;

              o   the Expense Fee, with an  identification  of each payee and the general  purpose of such fees;

              o   the amount of current advances (including the general purpose of such advances);

              o   the amount of outstanding advances;

              o   the number and aggregate  Stated  Principal  Balance of mortgage loans delinquent (1) 31 to 60 days,  (2) 61 to 90 days and (3) 91 days or more,  including  delinquent  bankrupt mortgage loans but excluding mortgage loans in foreclosure and REO property;

              o   the number and aggregate Stated  Principal  Balance of mortgage loans that are currently in bankruptcy, but not delinquent;

              o   the  number  and  aggregate  Stated  Principal  Balance  of  mortgage  loans that are in foreclosure;

              o   the  Delinquency  Rate,  Rolling Three Month  Delinquency  Rate, the Senior  Enhancement
                  Percentage and whether a Trigger Event is in effect ;

              o   the number  and  aggregate  principal  amount of any REO  properties  as of the close of business on the determination date preceding such distribution date;

              o   current Realized Losses;

              o   cumulative net Realized Losses and whether a Cumulative Loss Event is occurring;

              o   the  weighted  average  term to  maturity  of the  mortgage  loans  as of the  close  of business on the last day of the calendar month preceding the related distribution date;

                                                  S-59

              o   the number of mortgage  loans that have  prepayment  charges  and for which  prepayments were made during the related Collection Period, as applicable;

              o   the amount of any funds  remaining  in the Pre Funding  Account as of such  distribution date;

              o   the Net Funds Cap with respect to each Loan Group;

              o   amount, if any, on deposit in any Pre-Funding Account;

              o   the Monthly Excess Cashflow; and

              o   the  Targeted   Overcollateralization  Amount,  the  Overcollateralization  Amount,  the
                  amount,  if  any,  by  which  the  Targeted  Overcollateralization  Amount  exceeds  the
                  Overcollateralization Amount and the Overcollateralization Release Amount.

         For  purposes  of  the  information  reported  in the  monthly  statement  to  certificateholders prepared by the trustee,  a mortgage loan is  considered  to be  delinquent  when a payment due on any due date  remains  unpaid  as of  the  close  of  business  on  the  next  following  monthly  due  date.  The determination  as to whether a mortgage  loan falls into this category is made as of the close of business on the last  business day of each month.  For example,  a mortgage loan due for December 1 at the close of business on January 31 would be described  as 30 to 59 days  delinquent  in the February  trust and static pool reporting.

Evidence as to Compliance

         Each of the  servicers  and the special  servicer  will  deliver to the  depositor  and the trust administrator,  on or  about  March  1st of each  year,  commencing  with  March  1,  2007,  an  officer's certificate  stating  that:  (i) a review  of that  party's  servicing  activities  during  the  preceding calendar  year and of  performance  under the  applicable  Servicing  Agreement  has been  made  under the supervision of the officer,  and (ii) to the best of the officer's  knowledge,  based on the review,  such party has  fulfilled  all its  obligations  under  the  applicable  Servicing  Agreement  in all  material respects  throughout  the year,  or, if there has been a failure to  fulfill  any such  obligation  in any material respect, specifying the failure known to the officer and the nature and status of the failure.

         In addition,  on or prior to March 1st of each year,  commencing  with March 1, 2007, each of the servicers,  the special  servicer,  the master  servicer  and the  custodians  will be required to deliver annually to the depositor  and the trust  administrator,  an  assessment  of  compliance  with the minimum servicing  criteria  established in Item 1122(a) of Regulation AB (the "AB Servicing  Criteria")  that are applicable to such party. The AB Servicing  Criteria include specific  criteria  relating to the following areas:  general servicing  considerations,  cash collection and administration,  investor  remittances and reporting,  and pool asset  administration.  Such report will indicate that the AB Servicing Criteria were used  to  test  compliance  on a  platform  level  basis  and  will  set out  any  material  instances  of noncompliance.

    Each entity  delivering the assessment of compliance  referred to in the previous  paragraph also will deliver with its report on assessment of  compliance,  an  attestation  report from a firm of  independent public accountants on the assessment of compliance with the AB Servicing Criteria.

    Copies of the annual  reports of assessment of  compliance,  attestation  reports,  and  statements of compliance  may be  obtained  by  certificateholders  without  charge  upon  written  request to the trust administrator.  These items will be filed with the  issuing  entity's  annual  report on Form 10 K, to the extent required under Regulation AB.

The Issuing Entity

    On the closing date, and until the termination of the trust, the applicable Adjustable Rate Mortgage
Trust series will be a common law trust formed under the laws of the state of New York pursuant to the pooling and servicing agreement.  The issuing entity will not have any liabilities as of the closing date.  The fiscal year end of the issuing entity will be December 31 of each year.  The assets of the issuing entity are described herein under "Description of the Certificates—Assets of the Trust."

                                                  S-60

    The issuing entity will not have any  employees,  officers or directors.  The trustee,  the depositor, the master servicer,  the servicers and the trust  administrator will act on behalf of the Issuing Entity, and may only perform those  actions on behalf of the issuing  entity that are specified in the pooling and servicing agreement.  See "Servicing of the Mortgage Loans" in the prospectus supplement.

    The  trustee,  on behalf  of the  issuing  entity,  is only  permitted  to take  such  actions  as are
specifically  provided  in  the  pooling  and  servicing  agreement.   Under  the  pooling  and  servicing
agreement,  the  trustee  on  behalf of the  issuing  entity  will not have the power to issue  additional certificates  representing  interests in the issuing entity,  borrow money on behalf of the issuing entity or make loans from the assets of the  issuing  entity to any person or entity,  without the  amendment  of the pooling and  servicing  agreement by  certificateholders  and the other  parties  thereto as described under "Description of the Certificates — Amendment" in the prospectus.

    If the assets of the issuing entity are insufficient to pay the  certificateholders  all principal and interest owed,  holders of  certificates  may not receive all of their  expected  payments of interest and principal  and may suffer a loss.  The  issuing  entity,  as a common law trust,  is not  eligible to be a debtor in a  bankruptcy  proceeding.  In the event of  bankruptcy  of the  sponsor,  the  depositor or any originator,  it is not  anticipated  that the  assets  of the  issuing  entity  would  become  part of the bankruptcy estate or subject to the bankruptcy control of a third party.

The Trustee

General

         U.S.  Bank  National  Association  ("U.S.  Bank")  will act as  trustee  under  the  pooling  and servicing  agreement.  A network  of  specialized  U.S.  Bancorp  offices  across the  nation,  inside and outside  its  24-state  footprint,  provides  a  comprehensive  line  of  banking,  brokerage,  insurance, investment,  mortgage,  trust and payment  services  products to consumers,  businesses,  governments  and institutions.

         The trustee,  U.S. Bank National  Association,  has its corporate  trust offices at 60 Livingston
Avenue,  EP MN WS3D,  St. Paul,  Minnesota  55107.  The trustee may resign at any time, in which event the depositor  will be obligated to appoint a successor  trustee.  The  depositor  may also remove the trustee if the trustee  ceases to be eligible to continue as such under the pooling and servicing  agreement or if the trustee  becomes  insolvent.  The  trustee  may also be removed at any time by the  certificateholders evidencing not less than 50% of the voting rights evidenced by the  certificates.  In such  circumstances, the depositor  will also be obligated to appoint a successor  trustee.  Any  resignation or removal of the trustee  and  appointment  of a  successor  trustee  will not become  effective  until  acceptance  of the appointment by the successor trustee.

         The trustee,  or any of its affiliates,  in its individual or any other capacity,  may become the owner or pledgee of certificates  and may transact  business with other  interested  parties with the same rights as it would have if it were not the trustee.  The trustee will have the following  material  duties under the pooling and servicing agreement:

              o   directly or through a custodian,  to hold the mortgage notes,  mortgages and other legal documents in the mortgage files relating to all or some of the mortgage loans;

              o   directly  or  through  a  custodian,   to  review  each  mortgage  file  and  deliver  a
                  certification  to the effect that,  except as noted in the  certification,  all required documents have been executed and received; and

              o   in the event of a default by the  servicer  under the  pooling and  servicing  agreement that has not been  remedied,  either the trustee or holders of  certificates  evidencing at  least  25% of the  voting  rights  will  have  the  right to  terminate  the  master servicer.  If the master  servicer is terminated,  or the master servicer  resigns,  the trustee  will  become  the  successor  master  servicer.  However,  if  the  trustee  is unwilling or unable to act as successor master servicer,  it may appoint,  or petition a court to appoint, a successor master servicer.

         The trustee may resign at any time, in which event the  depositor  will be obligated to appoint a successor  trustee.  The  depositor  may also remove the  trustee if the trustee  ceases to be eligible to continue as such under the pooling and servicing  agreement or if the trustee becomes  incapable of acting

                                                  S-61

under the pooling and  servicing  agreement or  insolvent.  The trustee may also be removed at any time by the  certificateholders  evidencing not less than 50% of the voting rights evidenced by the  certificates.
In such  circumstances,  the  depositor  will also be  obligated  to  appoint  a  successor  trustee.  Any resignation  or removal of the trustee and  appointment of a successor  trustee will not become  effective until  acceptance  of the  appointment  by  the  successor  trustee.  Any  expenses  associated  with  the resignation  or removal of the trustee and the  appointment  of a successor  will generally be paid by the trustee or the depositor.

         The trustee,  or any of its affiliates,  in its individual or any other capacity,  may become the owner or pledgee of certificates  and may transact  business with other  interested  parties with the same rights as it would have if it were not trustee.

         The trustee will not be liable under the pooling and servicing agreement:

              o   expect for the  performance  of such  duties and  obligations  as are  specifically  set forth in the pooling and servicing agreement;

              o   for any action  taken or omitted by it in good faith and  reasonably  believed  by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by the pooling and servicing agreement; or

              o   for any action  taken or omitted by it in good faith in  accordance  with the  direction of holders of  certificates  evidencing  at least 50% of the voting  rights  relating to the time,  method and place of conducting  any  proceeding  for any remedy  available to such  trustee,  or relating to the  exercise of any trust or power  conferred  upon such trustee under the pooling and servicing agreement.

         In the  absence  of bad  faith,  the  trustee  may  conclusively  rely upon any  certificates  or opinions  of counsel  furnished  to such  trustee  under the  pooling and  servicing  agreement.  Any such opinion of counsel will be full and complete  authorization  and protection in respect of any action taken or omitted  to be taken by such  trustee in good faith and in  accordance  with such  opinion of  counsel.
The trustee will not be deemed to have  knowledge or notice of any matter,  including an event of default, unless actually known to it or unless it has received written notice thereof.

Certain Matters Regarding the Servicers and the Master Servicer

         On and  after the time a  servicer  receives  a notice of  termination  or the  resignation  of a servicer,  the master  servicer shall be the successor to the related  servicer,  but only in its capacity as  servicer,  and not in any  other  capacity,  and the  transactions  set forth or  provided  for in the pooling and servicing agreement and shall be subject to all the  responsibilities,  duties and liabilities relating  thereto  placed on the related  servicer  including the  obligation to make Advances  which have been or will be required to be made by the terms and provisions  thereof.  As compensation  there for, the master  servicer shall be entitled to all funds  relating to the mortgage loans that the related  servicer would have been  entitled  to charge to the  related  collection  account,  provided  that the  terminated servicer  shall  nonetheless  be entitled to payment or  reimbursement  to the extent that such payment or reimbursement  relates to the period prior to termination  of the related  servicer.  Notwithstanding  the foregoing,  if the master servicer has become the successor to a servicer,  the master servicer may, if it shall be unwilling to so act, or shall,  if it is prohibited by applicable  law from making  Advances,  or if it is otherwise unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established  mortgage loan servicing  institution,  which is also a Fannie Mae or Freddie Mac approved seller/servicer  for  first  and  second  lien  loans in good  standing,  having  a net  worth of at least
$10,000,000,   as  the   successor  to  a  servicer  in  the   assumption  of  all  or  any  part  of  the
responsibilities,  duties  or  liabilities  of  a  servicer.  Pending  appointment  of  a  successor  to a servicer,  the master servicer,  unless the master servicer is prohibited by law from so acting, shall act in such capacity as described  above.  In connection  with such  appointment  and  assumption,  the master servicer  may make  arrangements  for the  compensation  of any  successor  out of payments on the related mortgage loans as it and the related successor agree;  provided,  however,  that no such compensation will be in excess of the related  servicing fee. The master  servicer and the related  successor will take such action,  consistent  with the pooling and servicing  agreement,  as shall be necessary to  effectuate  any such succession.  Neither the master servicer,  the trust  administrator nor any other successor  servicer will be  deemed  to be in  default  by  reason  of any  failure  to  make,  or any  delay in  making,  any distribution  pursuant to the pooling and  servicing  agreement  or any portion  thereof or any failure to perform,  or any delay in  performing,  any duties or  responsibilities  under the pooling  and  servicing

                                                  S-62

agreement,  in either case caused by the  failure of the  related  servicer to deliver or provide,  or any delay in delivering or providing, any cash, information, documents or records to it.

The Trust Administrator

         The  corporate  trust  office  of  the  trust   administrator  for  purposes  of  presentment  of
certificates  for  registration  of transfer,  exchange or final payment,  is Wells Fargo Bank,  N.A., 6th
Avenue and Marquette,  Minneapolis,  Minnesota 55479,  Attention:  applicable CS ARMT series,  and for all
other  purposes  is  located  at  9062  Old  Annapolis  Road,   Columbia,   Maryland   21045.   The  trust
administrator  may  resign at any time,  in which  event the  depositor  will be  obligated  to  appoint a successor  trust  administrator.  The  depositor  may also  remove  the trust  administrator  if the trust administrator  ceases to be eligible to continue as such under the pooling and  servicing  agreement or if the trust  administrator  becomes  insolvent.  The trust  administrator may also be removed at any time by the trustee or by  certificateholders  evidencing not less than 50% of the voting rights  evidenced by the certificates.  In such  circumstances,  the depositor will also be obligated to appoint a successor  trust administrator.  Any  resignation  or removal of the trust  administrator  and  appointment  of a successor trust  administrator  will not become effective until acceptance of the appointment by the successor trust administrator.

         The trust administrator,  or any of its affiliates,  in its individual or any other capacity, may become  the owner or  pledgee  of  certificates  with the same  rights as it would have if it were not the trust administrator.

         The pooling and servicing  agreement  requires the trust  administrator  to maintain,  at its own expense,  an office or agency  where  certificates  may be  surrendered  for  registration  of transfer or exchange and where notices and demands to or upon the trust  administrator  and the certificate  registrar in respect of the certificates pursuant to the pooling and servicing agreement may be served.

         The trust  administrator  will be required to notify  certificateholders  and the rating agencies of any event of default by the master  servicer  or  servicer  known to the trust  administrator,  and the appointment of any successor master servicer or servicer.

         The trust  administrator  is responsible for the  aggregation of monthly  servicer  reports.  The trust administrator will also act as paying agent,  certificate  registrar and authenticating  agent under the pooling and servicing agreement.

         The trust administrator will also act as paying agent,  certificate  registrar and authenticating agent under the pooling and servicing agreement.

         The trust  administrator  will make the reports of distributions to  certificateholders  (and, at its option,  any additional  files  containing the same  information in an alternative  format)  available each month to  certificateholders  and other interested parties via the trust  administrator's  website at
http://www.ctslink.com.  Information  about  and  assistance  in using  the  website  can be  obtained  by calling the trust  administrator's  customer  service desk at (301)  815-6600.  Persons that are unable to use the above  website  are  entitled  to have a paper copy mailed to them via first class mail by calling the trust  administrator  at (301) 815-6600.  The trust  administrator  shall have the right to change the way such  reports  are  made  available  in  order  to make  distributions  more  convenient  and/or  more accessible  to the above  parties and to the  certificateholders.  The trust  administrator  shall provide timely and adequate  notification  to all above parties and to the  certificateholders  regarding any such change.  In  addition,  the  trust  administrator  will  post on the above  website,  on a monthly  basis, current  loan level data  reports  about the  mortgage  loans in the trust fund.  The format of these loan level data reports may be modified, or they may be discontinued, at any time.

         The trust  administrator  shall be entitled to the  investment  earnings on amounts on deposit in the certificate account maintained by the trust administrator.

                                                  S-63

Restrictions on Transfer of the Class AR and Class AR-L Certificates

         The  Class AR  and  Class AR-L  Certificates  will be subject  to the  restrictions  on  transfer described in the prospectus under "Material  Federal Income Tax  Consequences—Taxation  of Owners of REMIC
Residual  Certificates—Tax  and  Restrictions  on Transfers  of REMIC  Residual  Certificates  to Specific
Organizations."   The  pooling  and  servicing   agreement  provides  that  the  Class AR  and  Class AR-L
Certificates,  in addition to other classes of certificates,  may not be acquired by a Plan or with assets of  such a Plan  unless  certain  conditions  are  met.  See "ERISA  Considerations"  in this  term  sheet supplement.  Each  Class AR and  Class AR-L  Certificate  will contain a legend  describing  the foregoing restrictions.

Voting Rights

         All voting  rights  will be  allocated  among the  holders of each class of  certificates  as set forth in the prospectus supplement.

                               CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

Factors Affecting Prepayments on the Mortgage Loans

         The yields to maturity  of each class of the offered  certificates  and the  aggregate  amount of distributions  on each class of the offered  certificates  will be affected  by, among other  things,  the rate and timing of payments of principal on the related  mortgage  loans.  The rate of principal  payments on the mortgage  loans will be affected by the  amortization  schedules  of the mortgage  loans and by the rate of principal  prepayments thereon.  For this purpose, the term "prepayment"  includes prepayments and liquidations  due to defaults or other  dispositions  of the mortgage  loans or the mortgaged  properties, including  application of insurance  proceeds or  condemnation  awards,  the purchase of mortgage loans by the  seller of those  mortgage  loans due to uncured  breaches  of  representations  and  warranties,  the purchase of delinquent  mortgage  loans by the special  servicer or the purchase of the mortgage  loans by the Terminating Entity under the circumstances  described under "Pooling and Servicing  Agreement—Optional
Termination;  Terminating  Auction  Sale"  herein.  No assurance  can be given as to the rate or timing of principal  payments or prepayments on any of the mortgage loans.  Prepayments,  liquidations and purchases of the  mortgage  loans  will  result in  (a) principal  distributions  to  certificateholders  that would otherwise be  distributed  over the  remaining  terms of the  mortgage  loans and (b) the  termination  of ongoing  interest  distributions  with  respect  to such  mortgage  loans to the  certificateholders.  See
"Yield, Prepayment and Maturity Considerations" in the prospectus.

         The rate of  principal  prepayments  on mortgage  loans is  influenced  by a variety of economic, geographic,  social and other  factors,  including  the level of mortgage  interest  rates and the rate at which  mortgagors  default on their  mortgages.  All of the mortgage  loans are  adjustable-rate  mortgage loans.  As is the case with  fixed-rate  mortgage  loans,  in general,  if prevailing  interest rates fall significantly  below the mortgage rates on the mortgage  loans,  the  adjustable-rate  mortgage loans (and the applicable  offered  certificates)  are likely to be subject to a higher  incidence of prepayment than if  prevailing  rates  remain  at or above  the  mortgage  rates on the  mortgage  loans.  Conversely,  if prevailing  interest  rates  rise  significantly  above the  mortgage  rates on the  mortgage  loans,  the mortgage loans (and the applicable  offered  certificates)  are likely to be subject to a lower  incidence of  prepayment  than if  prevailing  rates  remain at or below the mortgage  rates on the mortgage  loans.
Prepayments on the mortgage loans may differ as they approach their  respective  first  Adjustment  Dates.
No assurance can be given as to the level of prepayment that the mortgage loans will experience.

         Although the mortgage  rates on the  adjustable-rate  mortgage  loans are subject to  adjustment, such  mortgage  rates may adjust less  frequently  than the  pass-through  rates on the  certificates  and adjust by  reference  to the  applicable  Index.  With  respect  to the  LIBOR  Certificates,  changes  in one-month  LIBOR may not correlate  with changes in the  applicable  Index and also may not correlate with prevailing  interest  rates.  It is  possible  that an  increased  level of  one-month  LIBOR  could occur simultaneously  with a lower  level of  prevailing  interest  rates  which  would be expected to result in faster prepayments,  thereby reducing the weighted average lives of the LIBOR  Certificates.  The mortgage rate  applicable to  substantially  all of the mortgage loans and any Adjustment Date will be based on the applicable  Index value most  recently  announced  generally  as of a date either 45 days prior to, or the first business day of the month  immediately  preceding the month of, such Adjustment  Date.  Thus, if the
Index  value  with  respect  to an  adjustable-rate  mortgage  loan  rises,  the  lag in time  before  the corresponding  mortgage rate increases,  will, all other things being equal, slow the upward adjustment of
the  pass-through  rate  or  rate  cap,  as  applicable,   on  the  related  certificates.   In  addition,

                                                  S-64

substantially  all of the  adjustable-rate  mortgage loans have mortgage rates which will not adjust for a substantial  period of time after  origination.  See "Description of the Mortgage Pool" in this term sheet supplement.

         A portion of the initial  mortgage loans may be subject to prepayment  premiums during  intervals ranging from four months to five years  following  origination,  as described  under  "Description  of the
Mortgage  Pool—General"  herein.  Such  prepayment  premiums may have the effect of reducing the amount or the likelihood of prepayment of such mortgage loans during such intervals.

         The depositor  makes no  representation  as to the expected rate of  prepayments  on the mortgage loans.

         See "Description of the Mortgage Pool" and  "Description of the  Certificates" in this term sheet supplement  and  "Yield,  Prepayment  and  Maturity  Considerations"  in  the  prospectus  for  additional information  about the effect of the rate of  prepayments  on the yields on and  maturity  of the  offered certificates.

         Investors in the offered  certificates  are  encouraged  to consider the risk that rapid rates of prepayments on the mortgage loans, and therefore of principal  distributions on the offered  certificates, may coincide with periods of low prevailing  interest rates.  During such periods,  the effective interest rates on  securities  in which an  investor  in the offered  certificates  may choose to reinvest  amounts received as  principal  distributions  on the offered  certificates  may be lower than the  interest  rate borne by such  certificates.  Conversely,  slow rates of prepayments on the mortgage loans,  and therefore of principal  distributions  on the offered  certificates,  may coincide  with periods of high  prevailing interest rates.  During such periods,  the amount of principal  distributions  available to an investor in the offered certificates for reinvestment at such high prevailing interest rates may be relatively low.

         Substantially all of the mortgage loans will contain  "due-on-sale"  clauses.  The enforcement of a  due-on-sale  clause will  generally  have the same effect as a prepayment on a mortgage  loan.  Some of the mortgage  loans may be assumable by purchasers of the  mortgaged  property  rather than prepaid by the related  borrowers in connection  with the sales of the those  mortgage  properties.  Any such  assumption will reduce the rate of  prepayments  of the mortgage  loans and extend the  weighted  average life of the related offered certificates.

         See "Yield, Prepayment and Maturity Considerations" in the prospectus.

Mandatory Prepayment

         With respect to each class of offered  certificates  related to the  Floating  Rate Loan Group in the event  that at the end of the  prefunding  period  there are any  remaining  amounts on deposit in the prefunding  account,  the  holders of those  certificates  then  entitled  to  principal  will  receive an additional  distribution  allocable  to  principal  in an amount  equal to the  amount  remaining  in such prefunding  account.  Although there can be no assurance,  the depositor  anticipates that there should be no  material  principal  payment to the holders of the offered  certificates  due to a lack of  subsequent mortgage loans.

Additional Yield Considerations Applicable Solely to the Residual Certificates

         The Residual  Certificateholders'  after-tax rate of return on their Residual  Certificates  will reflect  their  pre-tax  rate of return,  reduced  by the taxes  required  to be paid with  respect to the
Residual  Certificates.  Holders of Residual  Certificates  may have tax liabilities with respect to their
Residual  Certificates  during  the  early  years  of the  trust's  term  that  substantially  exceed  any distributions  payable thereon during any such period. In addition,  holders of Residual  Certificates may
have  tax  liabilities   with  respect  to  their  Residual   Certificates  the  present  value  of  which
substantially  exceeds the present  value of  distributions  payable  thereon and of any tax benefits that may arise with respect  thereto.  Accordingly,  the after-tax rate of return on the Residual  Certificates may be negative or may otherwise be  significantly  adversely  affected.  The timing and amount of taxable income  attributable  to the  Residual  Certificates  will depend on, among other  things,  the timing and amounts of prepayments and losses experienced with respect to the mortgage pool.

         The Residual  Certificateholders  should consult their tax advisors as to the effect of taxes and the  receipt of any  payments  made to those  holders in  connection  with the  purchase  of the  Residual
Certificates  on  after-tax  rates of  return  on the  Residual  Certificates.  See  "Federal  Income  Tax
Consequences"  in this term  sheet  supplement  and  "Material  Federal  Income Tax  Consequences"  in the
prospectus.

                                                  S-65

                                     FEDERAL INCOME TAX CONSEQUENCES

General

         The pooling and  servicing  agreement  provides  that the trust  (exclusive  of any Floating Rate
Loan Swap  Agreement and the assets held in any Floating Rate Loan Swap  Agreement  Account) will comprise multiple REMICs in a tiered REMIC structure.  The pooling and servicing  agreement will designate a single class of  interest in each REMIC as the  residual  interest in that  REMIC.  The  Class AR-L  Certificates will  represent  ownership  of the  residual  interests  in the  lower-tier  REMICs,  which  will hold the mortgage loans, and the Class AR  Certificates  will represent  ownership of the residual interest in each remaining  REMIC.  Elections  will be made to treat  each  REMIC  created  by the  pooling  and  servicing agreement as a REMIC for federal income tax purposes.

         Upon the  issuance  of the  offered  certificates,  Orrick,  Herrington  &  Sutcliffe  llp  ("Tax
Counsel") will deliver its opinion to the effect that,  assuming compliance with the pooling and servicing agreement,  each REMIC will qualify as a REMIC within the meaning of Section 860D of the Internal  Revenue
Code of 1986, as amended (the "Code").

Tax Treatment of the Offered Certificates

         Each  offered  certificate,  other than a Class AR  and  Class AR-L  Certificate,  will  evidence ownership of a REMIC regular  interest.  See "Tax Treatment of the Floating Rate Loan Group  Certificates"
for a discussion of additional tax information for the Floating Rate Loan Group Certificates.

Original Issue Discount
         For federal income tax information  reporting purposes,  certain classes of offered  certificates may be issued with original  issue discount based on their issue price.  The  prepayment  assumption  that will be used in determining the rate of accrual of original issued  discount,  market  discount,  and bond premium,  if any, will be a rate equal to 25% CPR for the mortgage  loans in the  Senior-Subordinate  Loan
Groups and 30% CPR for the  mortgage  loans in the Floating  Rate Loan Group.  No  representation  is made that the mortgage loans will actually prepay at these rates or at any other rates.

         If the method for computing  original  issue discount  described in the  prospectus  results in a negative amount for any period with respect to a beneficial  owner,  the amount of original issue discount allocable  to such  period  would be zero and such  beneficial  owner  will be  permitted  to offset  such negative amount only against future original issue discount (if any) attributable to such certificates.

         In certain  circumstances  OID  Regulations  permit the beneficial  owner of a debt instrument to recognize  original issue discount under a method that differs from that used by the issuer.  Accordingly, it is possible  that the  beneficial  owner of an offered  certificate  may be able to select a method for recognizing  original  issue  discount  that differs from that used by the entity  identified  as the "tax matters person" in the pooling and servicing  agreement in preparing  reports to the beneficial  owner and the IRS.

         Certain  classes of the offered  certificates  may be treated for federal  income tax purposes as having been  issued at a premium.  Whether any  beneficial  owner of such a class of offered  certificates will be treated as holding a  certificate  with  amortizable  bond premium will depend on such  beneficial owner's purchase price (or in the case of a Carryover  Certificate (as defined below),  the portion of the purchase price allocated to the regular  interest  component) and the  distributions  remaining to be made on such  certificate at the time of its acquisition by such beneficial  owner.  Holders of such classes of certificates  should  consult  their tax  advisors  regarding  the  possibility  of making an  election to amortize such premium. See "Material Federal Income Tax  Consequences—Taxation  of Owners of REMIC Regular
Certificates," "—Market Discount" and "—Premium" in the prospectus.

Status of the Offered Certificates

         The  Certificates  (other  than the  Notional  Principal  Contract  Components  of the  Carryover
Certificates)  will be treated as assets  described in Section  7701(a)(19)(c) of  the Code,  and as "real estate assets" under Section  856(c)(5)(b) of the Code, generally,  in the same proportion that the assets of the trust,  exclusive of the assets not included in any REMIC,  would be so treated.  In addition,  the interest  derived  from the  Certificates  (other than the Notional  Principal  Contract  Components  of a

                                                  S-66

Carryover  Certificate)  will be  interest  on  obligations  secured by  interests  in real  property  for purposes of section  856(c)(3) of the Code, subject to the same limitation in the preceding sentence.  The
Notional  Principal  Contract  Components  of the Carryover  Certificates  will not qualify,  however,  as assets  described  in  Section  7701(a)(19)(c) of  the  Code  or  as  real  estate  assets  under  Section
856(c)(5)(b) of the Code, or as qualified  mortgages within the meaning of section  860G(a)(3) of the Code if held by another REMIC.

The Class AR and Class AR-L Certificates
         Purchasers  of the  Class AR  and  Class AR-L  Certificates  should  consider  carefully  the tax consequences of an investment in those  certificates  discussed in the prospectus and should consult their own tax advisors  for those  consequences.  See  "Material  Federal  Income Tax  Consequences—Taxation  of
Owners of REMIC  Residual  Certificates"  in the  prospectus.  Specifically,  prospective  holders  of the
Class AR and Class AR-L  Certificates  should consult their tax advisors regarding whether, at the time of acquisition,  a Class AR or Class AR-L  Certificate will be treated as representing  beneficial  ownership
of  "noneconomic"   residual  interests  and  "tax  avoidance   potential"  residual  interests  as  these
characteristics   affect  the   circumstances   under  which  the  transfer  of  Class AR  and  Class AR-L
Certificates  will be  respected  for  federal  income tax  purposes.  See  "Material  Federal  Income Tax
Consequences—Taxation of Owners of REMIC Residual  Certificates—Noneconomic  REMIC Residual Certificates,"
"—Excess  Inclusions" and "—Tax and  Restrictions on Transfers of REMIC Residual  Certificates to Specific
Organizations" in the prospectus.

         The IRS recently  issued final  regulations  addressing  the tax  treatment of payments made by a transferor of a  non-economic  REMIC  residual  interest to induce the transferee to acquire that residual interest  ("inducement  fees"). The regulations  (i) require the transferee to recognize an inducement fee as  income  over the  expected  remaining  life of the  REMIC in a manner  that  reasonably  reflects  the after-tax  costs and benefits of holding that residual  interest and  (ii) specify  that  inducement  fees constitute  income from sources within the United  States.  The  regulations  will apply to any inducement fee received in connection with the acquisition of a Residual Certificate.

Tax Treatment of the Floating Rate Loan Group Certificates

         For federal  income tax purposes,  a beneficial  owner of a Floating Rate Loan Group  Certificate will be treated as holding  an  undivided  interest  in a REMIC  regular  interest  corresponding  to that certificate.  In  addition,  the trustee  will treat the  beneficial  owner of a Floating  Rate Loan Group
Certificate  (other than any Excess Interest  Certificates) (a "Carryover  Certificate") as having entered into a limited recourse  notional  principal  contract.  The REMIC regular interest  corresponding to each
Carryover  Certificate  will be entitled to receive  interest and  principal  payments at the times and in the amounts equal to those made on the  certificate to which it  corresponds,  except that (i) the maximum interest  rate of each  Carryover  Certificate  for each  distribution  date will be equal to the weighted average of the net  mortgage  rates of the  mortgage  loans at the  beginning  of the  related due period, minus (a) a  fraction,  expressed as a  percentage,  the  numerator of which is the product of (1) any net swap  payment  made to the  swap  provider  and  (2) 12,  and the  denominator  of  which  is equal to the aggregate  collateral  balance of the Floating Rate Loan Group (the "Net Swap Payment  Rate"),  multiplied by (b) a  fraction,  the  numerator of which is 30 and the  denominator  of which is the actual  number of days in the immediately  preceding Accrual Period,  and (ii) any swap termination  payment will be treated as being  payable  solely  from  Monthly  Excess  Cashflow.  As a result of the  foregoing,  the amount of distributions on the REMIC regular interest  corresponding to a Carryover  Certificate may differ from the actual amount of distributions on the Carryover Certificate.

         Any  amount  payable  on a  Carryover  Certificate  in  excess  of  the  amount  payable  on  the corresponding  REMIC  regular  interest  will be deemed to have been paid to the holder of that  Carryover
Certificate  pursuant to the notional principal contract.  Alternatively,  any amount payable on the REMIC regular  interest  corresponding  to a  Carryover  Certificate  in excess  of the  amount  payable  on the
Carryover  Certificate  will  be  treated  as  having  been  received  by the  holder  of  that  Carryover
Certificate  and then as having been paid by such  holder  pursuant to the  notional  principal  contract.
Consequently,  each  beneficial  owner of a  Carryover  Certificate  will be  required  to  report  income accruing  with  respect to the REMIC  regular  interest  component as discussed  under  "Material  Federal
Income  Tax  Considerations—Taxation  of Owners  of REMIC  Regular  Certificates"  in the  prospectus.  In addition,  each  beneficial  owner of a Carryover  Certificate  will be required to report net income with respect to the notional  principal  contract  component and will be permitted to recognize a net deduction with  respect to the  Notional  Principal  Contract  component,  subject  to the  discussion  under  "—The
Notional Principal Contract Component" below.

                                                  S-67

         It is possible that the right to receive payments in respect of the notional  principal  contract could be  treated  as a  partnership  among the  holders  of the  Carryover  Certificates  and the  Excess
Interest  Certificates,  in which  case  holders  of such  certificates  potentially  would be  subject to different  timing of income and foreign  holders of such  certificates  could be subject to withholding in respect of payments in respect of the  notional  principal  contract.  Holders of  Carryover  Certificates are advised to consult their own tax advisors regarding the allocation of issue price,  timing,  character and source of income and  deductions  resulting from the ownership of the Carryover  Certificates  and the consequences to them in light of their own particular  circumstances  of the separate  taxation of the two components comprising each Carryover Certificate.

Allocation
         A  beneficial  owner  of a  Carryover  Certificate  must  allocate  its  purchase  price  for the certificate  between its  components—the  REMIC  regular  interest  component  and the Notional  Principal
Contract  component—in  accordance with the relative fair market values thereof.  Each notional  principal contract  component  is  difficult  to  value,  and the IRS  could  assert  that the  value of a  notional principal  contract  component  as of the  closing  date is greater  than the value  used for  information reporting  purposes.  Prospective  investors  should consider the tax consequences to them if the IRS were to assert a different value for the notional principal contract component.
The Notional Principal Contract Component
         The trustee will treat payments made in respect of the notional  principal  contract component as income or  expense  or loss,  as the case may be,  based on  Treasury  regulations  relating  to  notional principal  contracts,  referred  to in the  prospectus  supplement  as  the  notional  principal  contract regulations.  Holders of Carryover  Certificates  are advised to consult their own tax advisors  regarding the allocation of issue price,  timing,  character and source of income and deductions  resulting from the ownership of the notional  principal contract  component.  The balance of this discussion assumes that the notional  principal  contract  component  will be treated as a notional  principal  contract  for  federal income tax purposes.

         The  portion  of the  overall  purchase  price of a  Carryover  Certificate  attributable  to the notional  principal  contract  component must be amortized over the life of such certificate,  taking into account the declining  balance of the related REMIC regular  interest  component.  The notional  principal contract  regulations  provide  alternative  methods  for  amortizing  the  purchase  price of a  notional principal contract.  Prospective  investors are urged to consult their tax advisors concerning the methods that can be  employed  to  amortize  the portion of the  purchase  price paid for the  notional  principal contract component of a Carryover Certificate.

         Any  payments  made to a  beneficial  owner of a Carryover  Certificate  in excess of the amounts payable on the  corresponding  REMIC  regular  interest  will be treated as having  been  received on such certificate  pursuant to the notional  principal  contract,  and such excess will be treated as a periodic payment on a notional  principal  contract.  To the extent the sum of such periodic  payments for any year exceeds that year's amortized cost of the notional  principal contract  component,  such excess represents net  income for that  year.  Conversely,  to the extent  that the  amount of that  year's  amortized  cost exceeds the sum of the periodic  payments,  such excess shall  represent a net deduction for that year. In addition,  any amounts  payable on such REMIC regular  interest in excess of the amount of payments on the
Carryover  Certificate  to which it relates  will be treated as having  been  received  by the  beneficial owner of such  Certificate and then paid by such owner pursuant to the notional  principal  contract,  and such  excess  should  be  treated  as a  payment  on a  notional  principal  contract  that is made by the beneficial  owner during the  applicable  taxable year and that is taken into account in  determining  the beneficial  owner's net income or net deduction with respect to the notional  principal  contract for such taxable year.  Although not clear,  net income or a net deduction  with respect to the notional  principal contract should be treated as ordinary income or as an ordinary deduction.

         A  beneficial  owner's  ability  to  recognize  a net  deduction  with  respect  to the  notional principal  contract  component  may be  limited  under  Sections 67  and/or  68 of the Code in the case of
(1) estates  and trusts and  (2) individuals  owning an interest in such  component  directly or through a
"pass-through  entity" (other than in connection with such individual's  trade or business).  Pass-through
entities  include  partnerships,   S corporations,  grantor  trusts  and  non-publicly  offered  regulated investment  companies,  but  do  not  include  estates,  non-grantor  trusts,  cooperatives,  real  estate investment trusts and publicly offered regulated investment  companies.  Further,  such a beneficial owner will not be able to recognize a net deduction with respect to the notional  principal  contract  component in computing the beneficial owner's alternative minimum tax liability.

                                                  S-68

         Because a beneficial  owner of a Carryover  Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the notional  principal  contract but may not be able to deduct that amount from income,  a  beneficial  owner of a Carryover  Certificate  may have income that  exceeds  cash  distributions  on the  Carryover  Certificate  in any period and over the term of the
Carryover  Certificate.  As a result, the Carryover  Certificates may not be a suitable investment for any taxpayer  whose net  deduction  with respect to the notional  principal  contract  would be subject to the limitations described above.

Sale or Exchange of Offered Certificates
         Upon the sale,  exchange or other  disposition of a Carryover  Certificate,  the beneficial owner of the certificate  must allocate the amount realized  between the components of the certificate  based on the  relative  fair  market  values  of those  components  at the time of sale and must  treat  the  sale, exchange or other disposition as a sale,  exchange or disposition of the REMIC regular interest  component and the notional  principal  contract  component.  Assuming  that the Carryover  Certificate  is held as a
"capital  asset" within the meaning of Section 1221 of the Code,  gain or loss on the  disposition of an interest in the notional  principal  contract  component  should be capital gain or loss, and gain or loss on  disposition  of the REMIC regular  interest  component  should  generally,  subject to the  limitation described in the prospectus, be capital gain or loss.

Penalty Protection

         If penalties were asserted  against  purchasers of the offered  certificates  in respect of their treatment of the offered certificates for tax purposes, the summary of tax considerations  contained,  and the opinions  stated,  herein and in the prospectus may not meet the conditions  necessary for purchasers'
reliance on that summary and those opinions to exculpate them from the asserted penalties.

                                          METHOD OF DISTRIBUTION

         In  accordance  with the terms and  conditions  of the  related  underwriting  agreement,  Credit
Suisse  Securities (USA) LLC (an affiliate of the depositor and DLJ Mortgage  Capital),  will purchase and the  depositor  will  sell,  the  offered  certificates.  It is  expected  that  delivery  of the  offered certificates  will be made only in book-entry  form through the Same Day Funds  Settlement  System of DTC, on or about the closing date,  against  payment  therefor in immediately  available  funds. It is expected that the  Class AR  and  Class AR-L  Certificates  will be  available  for  delivery  at the office of the applicable underwriter, against payment therefor in immediately available funds.

         In connection with the offered  certificates,  the underwriter has agreed, in accordance with the terms and conditions of the  underwriting  agreement,  to purchase all of the offered  certificates if any of the offered certificates are purchased thereby.

         The  underwriting  agreement  provides that the  obligations  of the  underwriter  to pay for and accept  delivery of the offered  certificates  are  subject to the  receipt of legal  opinions  and to the
conditions,   among  others,   that  no  stop  order  suspending  the  effectiveness  of  the  depositor's registration  statement  shall be in effect  and that no  proceedings  for that  purpose  shall be pending before or threatened by the Securities and Exchange Commission.

         The  distribution  of the offered  certificates  by the  underwriter may be effected from time to time in one or more  negotiated  transactions,  or  otherwise,  at varying  prices to be determined at the time of sale.  The  underwriter  may effect the  transactions  by selling the offered  certificates  to or through  dealers,  and these  dealers  may receive  compensation  in the form of  underwriting  discounts, concessions or commissions  from the  underwriter  for whom they act as agent. In connection with the sale of the  offered  certificates,  the  underwriter  may be deemed  to have  received  compensation  from the depositor in the form of  underwriting  compensation.  The  underwriter  and any dealers that  participate with the  underwriter in the  distribution  of any offered  certificates  may be deemed to be underwriters and any  profit  on the  resale  of the  offered  certificates  positioned  by them  may be  deemed  to be underwriting  discounts and  commissions  under the  Securities  Act of 1933, as amended.  Proceeds to the depositor from the sale of the offered  certificates,  before deducting expenses payable by the depositor, will be approximately set forth in the prospectus supplement.

         The underwriting  agreement provides that the depositor will indemnify the underwriter,  and that under limited  circumstances the underwriter will indemnify the depositor,  against some liabilities under the Securities Act, or contribute to payments required to be made in respect thereof.

                                                  S-69

         The primary source of  information  available to investors  concerning  the offered  certificates
will  be  the  monthly  statements   discussed  in  the  prospectus  under  "The   Agreements—Reports   to
Securityholders,"  which will include information as to the outstanding  certificate  principal balance of the  offered  certificates.  There can be no  assurance  that any  additional  information  regarding  the offered  certificates will be available through any other source. In addition,  the depositor is not aware of any source  through  which price  information  about the offered  certificates  will be available on an ongoing basis.  The limited nature of this  information  regarding the offered  certificates may adversely affect  the  liquidity  of  the  offered  certificates,  even  if  a  secondary  market  for  the  offered certificates becomes available.

         The underwriter is an affiliate of the depositor,  the cap counterparty,  swap counterparty,  DLJ
Mortgage Capital, Inc and SPS.

                                              LEGAL OPINIONS

         Certain  legal  matters  relating to the  certificates  will be passed upon for the depositor and the underwriter by Orrick, Herrington & Sutcliffe llp, Los Angeles, California.

                                          ADDITIONAL INFORMATION

         The  depositor  has  filed  the   registration   statement   with  the  Securities  and  Exchange
Commission.  The  depositor  is also subject to some of the  information  requirements  of the  Securities
Exchange Act of 1934,  as amended,  or the Exchange Act, and,  accordingly,  will file reports  thereunder and  reports  required  under the  pooling  and  servicing  agreement  with the  Securities  and  Exchange
Commission.  The  registration  statement  and the  exhibits  thereto,  and reports and other  information filed by the  depositor  under the Exchange Act can be inspected and copied at the Public  Reference  Room maintained by the Securities and Exchange  Commission at 100 F Street,  NE,  Washington,  DC 20549, and at
certain of its Regional Offices located as follows:  Chicago Regional  Office,  Citicorp Center,  500 West
Madison Street,  Suite 1400, Chicago,  Illinois  60661-2511;  and Northeast Regional Office, 233 Broadway,
New York, New York 10279 and electronically  through the Securities and Exchange  Commission's  Electronic
Data  Gathering,  Analysis and  Retrieval  System at the  Securities  and Exchange  Commission's  Web Site
(http://www.sec.gov).  Information  on the  operation  of the Public  Reference  Room may be  obtained  by calling the Securities and Exchange  Commission at  1-800-SEC-0330.  Exchange Act reports as to any series filed with the Securities and Exchange Commission will be filed under the issuing entity's name.

         The issuing  entity's annual reports on Form 10-K (including  reports of assessment of compliance with the AB Servicing Criteria,  attestation reports, and statements of compliance,  discussed in "Pooling and Servicing  Agreement-Evidence  as to Compliance"  herein,  required to be filed under  Regulation AB), periodic  distribution  reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to  certificateholders  or information about the securities as shall have been  filed  with the  Securities  and  Exchange  Commission  will be posted on the trust  administrator's internet  web site as soon as  reasonably  practicable  after it has been  electronically  filed with,  or furnished to, the Securities and Exchange Commission.

                                                 RATINGS

         It is a condition to the  issuance of the offered  certificates  that each class of  certificates be  assigned  at least the  ratings  designated  in the term  sheet to which  this term  sheet  supplement relates for such class of  certificates  by one or more rating  agencies  including  that they be rated by
Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Services ("S&P").

         The ratings on  mortgage  pass-through  certificates  address  the  likelihood  of the receipt by
certificateholders   of  all   distributions   on  the   underlying   mortgage   loans   to   which   such
certificateholders   are  entitled.  The  rating  process  addresses  the  structural  and  legal  aspects associated with such  certificates,  including the nature of the underlying  mortgage  loans.  The ratings assigned to mortgage  pass-through  certificates  do not represent any assessment of the  likelihood  that principal  prepayments  will be made by  mortgagors or the degree to which such  prepayments  might differ from those  originally  anticipated,  and do not address the  possibility  that  certificateholders  might suffer  a lower  than  anticipated  yield.  Additionally,  the  ratings  assigned  by S&P to the  Residual
Certificates  address only the return of the  Class Principal  Balance and interest on that balance at the pass-through rate.

                                                  S-70

         The ratings on the LIBOR Certificates do not constitute  statements  regarding the payment of any
Basis Risk Shortfall.

         A security rating is not a  recommendation  to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning  rating  organization.  Each security rating should be evaluated  independently of any other security rating.  In the event that the ratings  initially  assigned to the offered  certificates are subsequently  lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the offered certificates.

         The rating  agencies have stated that it is their standard  policy to monitor ratings on publicly offered  securities  for which a rating has been  provided,  as to each rating agency rating each class of offered  certificates in accordance with the rating agencies'  particular  surveillance  policies,  unless the issuer  requests a rating without  surveillance.  A rating agency will monitor the rating it issues on an  ongoing  basis and may  update  the  rating  after  conducting  its  regular  review  of the  issuer's creditworthiness  or after  conducting  a review of the status of the rating  upon  becoming  aware of any information  that might  reasonably  be expected to result in a change of rating.  The  depositor  has not requested  that any  rating  agency  not  monitor  their  ratings  of the  offered  certificates,  and the depositor  has not  requested  that any  rating  agency  use any  monitoring  procedures  other than their standard monitoring procedures.

         The fees paid by the  depositor  to the  rating  agencies  at closing  include a fee for  ongoing surveillance  by the  rating  agencies  for so long as any  certificates  are  outstanding.  However,  the rating  agencies are under no  obligation  to the  depositor to continue to monitor or provide a rating on the certificates.

                                             LEGAL INVESTMENT

         When  issued,  the  offered  certificates  identified  in the term sheet to which this term sheet relates will be "mortgage  related  securities" for purposes of SMMEA, so long as they are rated in one of
the  two  highest  rating   categories  by  at  least  one  nationally   recognized   statistical   rating
organization.  After the  prefunding  period,  the offered  certificates  identified  in the term sheet to which this term sheet  relates will be "mortgage  related  securities"  for purposes of SMMEA,  so long as they  are  rated  in one of the two  highest  rating  categories  by at least  one  nationally  recognized statistical  rating  organization  and, as such, are legal  investments for certain entities to the extent provided  in  SMMEA.  SMMEA  provides,  however,  that  states  could  override  its  provisions  on legal investment  and  restrict or condition  investment  in mortgage  related  securities  by taking  statutory action on or prior to October 3, 1991.  Certain  states  have  enacted  legislation  which  overrides  the preemption provisions of SMMEA.

         The depositor  makes no  representations  as to the proper  characterization  of any class of the offered  certificates  for  legal  investment  or  other  purposes,  or as to the  ability  of  particular
investors  to  purchase  any  class  of  the  offered   certificates  under  applicable  legal  investment
restrictions.   These   uncertainties  may  adversely  affect  the  liquidity  of  any  class  of  offered certificates.  Accordingly,  all institutions whose investment  activities are subject to legal investment laws and regulations,  regulatory capital requirements or review by regulatory  authorities should consult with  their  legal  advisors  in  determining  whether  and to  what  extent  any  class  of  the  offered certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

         See "Legal Investment" in the prospectus.

                                           ERISA CONSIDERATIONS

         Any fiduciary  that proposes to cause an employee  benefit plan or other  retirement  arrangement that is subject to Title I of ERISA  and/or to Section  4975 of the Code (an "ERISA  Plan") to acquire any of the offered  certificates should consult with its counsel about the potential  consequences under ERISA and/or  the Code of the  ERISA  Plan's  acquisition  and  ownership  of  those  certificates.  See  "ERISA
Considerations"  in the  prospectus.  Section 406 of ERISA and Section 4975 of the Code prohibit  "parties in  interest"  (as  defined  in  Section 3(14)  of  ERISA)  and  "disqualified  persons"  (as  defined  in
Section 4975(e)(2)  of the Code) with  respect to an ERISA Plan from  engaging  in  specific  transactions involving  that ERISA Plan and its assets  unless a  statutory,  regulatory  or  administrative  exemption applies  to the  transaction.  Section  4975 of the  Code  imposes  various  excise  taxes  on  prohibited transactions  involving  ERISA Plans and other  arrangements  (including,  but not limited to,  individual retirement  accounts)  described  under that Section.  ERISA  authorizes the imposition of civil penalties for prohibited  transactions  involving ERISA Plans not subject to the requirements of Section 4975 of the
Code.

                                                  S-71

         Some  employee  benefit  plans,  including  governmental  plans and some  church  plans,  are not subject to  ERISA's  requirements.  Accordingly,  assets of those  plans may be  invested  in the  offered certificates  without regard to the ERISA  considerations  described in the  prospectus  supplement and in the prospectus,  subject to the provisions of other applicable federal,  state and local law. However, any of these plans that are qualified and exempt from taxation  under  Sections  401(a) and 501(a) of the Code may be subject to the prohibited transaction rules described in Section 503 of the Code.

         Except  as  noted  above,  investments  by ERISA  Plans  (excluding  plans  or  other  retirement arrangements  that are  subject to Section  4975 of the Code) are  subject  to ERISA's  general  fiduciary requirements,  including the requirement of investment  prudence and  diversification  and the requirement that an ERISA Plan's  investments  be made in accordance  with the  documents  governing the ERISA Plan. A fiduciary  that  decides  to  invest  the  assets  of an ERISA  Plan in the  offered  certificates  should consider,  among other  factors,  the  extreme  sensitivity  of the  investment  to the rate of  principal payments, including prepayments, on the mortgage loans.

         The U.S.  Department of Labor ("DOL") has granted an individual  administrative  exemption to the underwriter  (the  "Exemption")  from some of the  prohibited  transaction  rules of ERISA and the related excise  tax  provisions  of  Section  4975 of the Code  for the  initial  purchase,  the  holding  and the subsequent resale by ERISA Plans of securities,  including certificates,  issued by asset backed entities, including  trusts,  that consist of  particular  receivables,  loans and other  obligations  that meet the conditions and  requirements of the Exemption.  Assuming that the general  conditions of the Exemption are met, the Exemption  applies to certificates  that qualify for the Exemption and that represent  fractional undivided interests in a trust consisting of mortgage loans like the mortgage loans in the trust.

         For a general  description  of the Exemption,  and the conditions  that must be satisfied for the
Exemption  to apply,  see  "ERISA  Considerations"  in the  prospectus.  Subject to the  following,  it is expected  that the  Exemption  will apply to the  acquisition  and  holding by ERISA  Plans of the offered certificates,  other  than the  Class AR and  Class  AR-L  Certificates,  and that all  conditions  of the
Exemption  other than those within the control of the investors  will be met as of the closing  date.  Any
ERISA Plan proposing to acquire offered  certificates  should  determine  whether the ERISA Plan satisfies all of the applicable  conditions.  In addition,  as of the date hereof, there is no single mortgagor that is the  obligor on five  percent of the  mortgage  loans  included in the trust by  aggregate  unamortized principal balance of the assets of the trust.

         Any class of  certificates  rated at least BBB- or Baa3 by at least one of S&P,  Fitch Ratings or
Moody's  ("Exemption  Eligible  Certificates") at the time of acquisition may be eligible for relief under the  Exemption,  considered  without the rights to receive  payments  with respect to any Swap  Agreement.
Any person  purchasing an Exemption  Eligible  Certificate and the right to receive  payments with respect to the Swap Agreement will have acquired,  for purposes of ERISA,  (i) the Exemption Eligible  Certificate without the right to receive related  payments from the  Supplemental  Interest Trust, and (ii)  the right to receive  those  payments  from the  Supplemental  Interest  Trust.  The  Exemption may not apply to the acquisition,  holding or resale of the right to receive  payments with respect to the Swap  Agreement from the Supplemental  Interest Trust.  Accordingly,  the acquisition of the right to receive payments from the
Supplemental  Trust by a Plan  could  result in a  prohibited  transaction  unless  another  statutory  or administrative  exemption to ERISA's prohibited  transaction rules is applicable.  Exemptive relief may be available  under Section  408(b)((17)  of ERISA.  Section  408(b)(17)  provides a statutory  exemption for certain  prohibited  transactions  between a Plan and a person or entity  that is a party in  interest  to such Plan (other than a party in interest  that is a fiduciary,  or its  affiliate,  that has or exercises discretionary  authority  or control or renders  investment  advice with respect to the assets of the Plan involved in the  transaction)  solely by reason of  providing  services to the Plan,  but only if the Plan pays no more,  or  receives no less,  than  adequate  consideration.  One or more  alternative  exemptions issued by the DOL  ("Investor-Based  Exemptions")  may be available with respect to the initial  purchase, holding and resale of the right to receive payments from the Supplemental Interest Trust,  including,  but not limited to:

                  o        Prohibited  Transaction Class Exemption ("PTCE") 84-14,  regarding transactions negotiated by "qualified professional asset managers";

                  o        PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                  o        PTCE 91-38, regarding investments by bank collective investment funds;

                  o        PTCE 95-60, regarding investments by insurance company general accounts; or

                                                  S-72

                  o        PTCE  96-23,  regarding  transactions  negotiated  by  certain  in-house  asset managers.

         Each  beneficial  owner of an Exemption  Eligible  Certificate  or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition  or holding of that  certificate  or  interest therein,  that as of any date prior to the  termination  of the Swap  Agreement,  Section  408(b)(7) or at
least  one  Investor-Based  Exemption  or other  applicable  exemption  applies  to the  right to  receive payments  from the  Supplemental  Interest  Trust.  A Plan  fiduciary  should  also  consider  its general fiduciary  obligations under ERISA in determining whether to purchase any Exemption Eligible  Certificates on behalf of a Plan in reliance upon the Exemption, Section 408(b)(7) and any Investor-Based Exemptions.

         The  rating  of a  security  may  change.  If a class of  certificates,  such as the  subordinate offered  certificates,  is no longer rated at least BBB- or Baa3 by at least one of S&P,  Fitch Ratings or
Moody's,  certificates  of that class will no longer be eligible for relief under the Exemption  (although a Plan that had purchased the certificate when it had an  investment-grade  rating by at least one of S&P,
Fitch Ratings or Moody's  would not be required by the  Exemption to dispose of it). In addition,  because the  characteristics  of the Class AR and Class AR-L  Certificates  will not meet the  requirements of the
Exemption,  and may not meet the  requirements of any other exemption issued under ERISA, the purchase and holding of the Class AR and Class AR-L  Certificates  by a Plan may result in prohibited  transactions  or the  imposition  of  excise  taxes  or  civil  penalties.  Consequently,  transfers  of the  Class AR  and
Class AR-L   Certificates  and  any  subordinate   offered   certificates  rated  below  investment  grade
(collectively,   "ERISA  Restricted   Offered   Certificates")   will  not  be  registered  by  the  trust
administrator unless the trustee or the trust administrator receives the following:

         o                 a  representation   from  the  transferee  of  the  ERISA  Restricted   Offered
                  Certificates,  acceptable  to  and in  form  and  substance  satisfactory  to the  trust administrator,  to the effect that that  transferee is not a Plan nor a person acting on behalf of, or using the assets of, any such Plan or arrangement to effect the transfer;

         o                 if the purchaser is an insurance company,  a representation  that the purchaser is an insurance  company which is purchasing  subordinate  offered  certificates (but no other ERISA  Restricted  Offered  Certificates)  with funds  contained in an  "insurance company  general  account," as that term is defined in Section  V(e) of PTCE 95-60,  and that the  purchase  and  holding of the  subordinate  offered  certificates  are covered under Sections I and III of PTCE 95-60; or

         o                 an  opinion  of  counsel  satisfactory  to the  trust  administrator  that  the purchase or holding of the ERISA Restricted  Offered  Certificates by a Plan, any person acting on  behalf  of a Plan or using a Plan's  assets,  will not  result in  prohibited transactions  under  Section 406 of ERISA  and/or  Section 4975 of the Code and will not subject the depositor,  the trustee,  the trust  administrator,  the master  servicer or any other  servicer to any  obligation  in addition to those  undertaken  in the pooling and servicing agreement.

In the event that the  representation  is violated,  or any attempt to transfer to a Plan or person acting on behalf of a Plan or using a Plan's  assets is attempted  without the opinion of counsel,  the attempted transfer or acquisition shall be void and of no effect.

It  should  be  noted  that  PTCE  95-60  may  provide  exemptive  relief  for  any  potential  prohibited transactions  discussed above in connection with payments under the Swap Agreement if an ERISA  Restricted
Offered  Certificate  entitles the holder to receive  payments  with respect to the Swap  Agreement and is purchased by a Plan investor that is an insurance company general account.

         Prospective  Plan investors  should  consult with their legal  advisors  concerning the impact of
ERISA and Section 4975 of the Code, the  applicability of the Exemption and the potential  consequences in their specific  circumstances,  prior to making an investment in the offered certificates.  Moreover, each
Plan fiduciary should determine whether under the general fiduciary  standards of investment  prudence and diversification,  an investment  in the offered  certificates  is  appropriate  for the Plan,  taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                                  S-73

                                                 ANNEX I

                      GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

Except in certain limited  circumstances,  the offered  certificates will be offered globally (the "Global
Securities")  and will be available only in book-entry form.  Investors in the Global  Securities may hold such Global  Securities  through any of The Depository Trust Company ("DTC"),  Clearstream,  Luxembourg or
Euroclear.  The Global  Securities  will be tradable as home market  instruments  in both the European and
U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through  Clearstream,  Luxembourg and
Euroclear  will be  conducted  in the ordinary  way in  accordance  with their normal rules and  operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary  market  trading  between  investors  holding  Global  Securities  through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary  cross-market trading between Clearstream,  Luxembourg or Euroclear and DTC Participants holding
Certificates will be effected on a  delivery-against-payment  basis through the respective Depositaries of
Clearstream, Luxembourg and Euroclear (in such capacity) and as DTC Participants.

Non-U.S.  holders (as described  below) of Global  Securities  will be subject to U.S.  withholding  taxes unless such  holders  meet  certain  requirements  and  deliver  appropriate  U.S.  tax  documents  to the securities clearing organizations or their participants.

Initial Settlement

All  Global  Securities  will be held in  book-entry  form by DTC in the name of Cede & Co. as  nominee of
DTC.  Investors'  interests in the Global Securities will be represented  through  financial  institutions acting on their behalf as direct and indirect  Participants in DTC. As a result,  Clearstream,  Luxembourg and Euroclear will hold positions on behalf of their participants  through their respective  Depositaries, which in turn will hold such positions in accounts as DTC Participants.

Investors  electing to hold their  Global  Securities  through DTC will  follow the  settlement  practices applicable  to  conventional  eurobonds,  except that there will be no  temporary  global  security and no
"lock-up" or restricted period.  Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through  Clearstream,  Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional  eurobonds,  except that there will be no temporary  global security and no "lock-up" or restricted  period.  Global  Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the  purchaser  determines  the place of  delivery,  it is important to establish at the time of the trade where both the purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

Trading  between DTC  Participants.  Secondary  market trading  between DTC  Participants  will be settled using the  procedures  applicable  to prior  mortgage  loan asset backed  certificates  issues in same-day funds.

Trading between Clearstream,  Luxembourg and/or Euroclear  Participants.  Secondary market trading between
Clearstream,  Luxembourg  Participants  or Euroclear  Participants  will be settled  using the  procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC seller and  Clearstream,  Luxembourg or Euroclear  purchaser.  When Global  Securities are to be transferred  from the account of a DTC  Participant to the account of a Clearstream,  Luxembourg

Participant or a Euroclear  Participant,  the purchaser will send instructions to Clearstream,  Luxembourg or  Euroclear  through  a  Clearstream,  Luxembourg  Participant  or  Euroclear  Participant  at least one business day prior to  settlement.  Clearstream,  Luxembourg  or Euroclear  will  instruct the  respective
Depositary,  as the case may be, to receive the Global  Securities  against payment.  Payment will include interest  accrued  on the  Global  Securities  from and  including  the last  coupon  payment  date to and excluding the  settlement  date,  on the basis of the actual number of days in such interest  period and a year  assumed to consist of 360 days.  For  transactions  settling on the 31st of the month,  payment will include  interest  accrued to and  excluding the first day of the  following  month.  Payment will then be made by the  respective  Depositary  of the DTC  Participant's  account  against  delivery  of the  Global
Securities.  After  settlement  has been  completed,  the  Global  Securities  will be  credited  to their respective  clearing system and by the clearing system,  in accordance with its usual  procedures,  to the
Clearstream,  Luxembourg  Participant's or Euroclear  Participant's  account.  The securities  credit will appear the next day  (European  time) and the cash debt will be  back-valued  to, and the  interest on the
Global  Securities  will accrue from,  the value date (which would be the  preceding  day when  settlement occurred in New York).  If  settlement  is not  completed  on the  intended  value date  (i.e.,  the trade fails),  the  Clearstream,  Luxembourg  or  Euroclear  cash debt will be valued  instead  as of the actual settlement date.

Clearstream,  Luxembourg  Participants  and  Euroclear  Participants  will need to make  available  to the respective  clearing  systems the funds necessary to process  same-day funds  settlement.  The most direct means of doing so is to preposition  funds for  settlement,  either from cash on hand or existing lines of credit,  as they would for any settlement  occurring within  Clearstream,  Luxembourg or Euroclear.  Under this approach,  they may take on credit exposure to Clearstream,  Luxembourg or Euroclear until the Global
Securities are credited to their accounts one day later.

As an  alternative,  if  Clearstream,  Luxembourg  or  Euroclear  has  extended  a line of credit to them,
Clearstream,  Luxembourg  Participants or Euroclear  Participants  can elect not to preposition  funds and allow that  credit  line to be drawn upon the  finance  settlement.  Under  this  procedure,  Clearstream,
Luxembourg  Participants or Euroclear  Participants  purchasing  Global  Securities  would incur overdraft charges for one day,  assuming  they cleared the  overdraft  when the Global  Securities  were credited to their accounts.  However,  interest on the Global Securities would accrue from the value date.  Therefore, in many cases the  investment  income on the Global  Securities  earned  during  that  one-day  period may substantially  reduce or offset the amount of such overdraft charges,  although this result will depend on each Clearstream, Luxembourg Participant's or Euroclear Participant's particular cost of funds.

Since the settlement is taking place during New York business  hours,  DTC  Participants  can employ their usual procedures for sending Global  Securities to the respective  European  Depositary for the benefit of
Clearstream,  Luxembourg  Participants or Euroclear  Participants.  The sale proceeds will be available to the DTC seller on the settlement  date.  Thus, to the DTC  Participants a  cross-market  transaction  will settle no differently than a trade between two DTC Participants.

Trading  between  Clearstream,  Luxembourg  or  Euroclear  Seller  and DTC  Purchaser.  Due to  time  zone differences in their favor,  Clearstream,  Luxembourg  Participants and Euroclear  Participants may employ their  customary  procedures  for  transactions  in which Global  Securities  are to be transferred by the respective  clearing system,  through the respective  Depositary,  to a DTC  Participant.  The seller will send instructions to Clearstream,  Luxembourg or Euroclear through a Clearstream,  Luxembourg  Participant or  Euroclear  Participant  at least one  business day prior to  settlement.  In these cases  Clearstream,
Luxembourg or Euroclear will instruct the respective  Depositary,  as  appropriate,  to deliver the Global
Securities to the DTC  Participant's  account against  payment.  Payment will include  interest accrued on the Global  Securities  from and including the last coupon payment to and excluding the settlement date on the basis of the  actual  number of days in such  interest  period  and a year  assumed  to consist of 360 days. For  transactions  settling on the 31st of the month,  payment will include  interest accrued to and excluding the first day of the following  month.  The payment will then be reflected in the account of the
Clearstream,  Luxembourg  Participant or Euroclear  Participant the following day, and receipt of the cash proceeds  in the  Clearstream,  Luxembourg  Participant's  or  Euroclear  Participant's  account  would be back-valued  to the value date (which would be the preceding day, when  settlement  occurred in New York).
Should the  Clearstream,  Luxembourg  Participant or Euroclear  Participant have a line of credit with its respective  clearing  system and elect to be in debt in  anticipation  of receipt of the sale  proceeds in its account,  the  back-valuation  will  extinguish any overdraft  incurred over that one-day  period.  If settlement  is not  completed  on the intended  value date (i.e.,  the trade  fails),  receipt of the cash proceeds in the Clearstream,  Luxembourg  Participant's or Euroclear  Participant's  account would instead be valued as of the actual settlement date.

Finally,  day traders that use  Clearstream,  Luxembourg or Euroclear and that purchase Global  Securities from DTC  Participants  for delivery to Clearstream,  Luxembourg  Participants  or Euroclear  Participants
should note that these trades would  automatically  fail on the sale side unless  affirmative  action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a)      borrowing through  Clearstream,  Luxembourg or Euroclear for one day (until the purchase side of the day  trade  is  reflected  in their  Clearstream,  Luxembourg  or  Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b)      borrowing the Global  Securities in the U.S.  from a DTC  Participant  no later than one day prior to settlement,  which would give the Global  Securities  sufficient time to be reflected in their  Clearstream,  Luxembourg or Euroclear account in order to settle the sale side of the trade; or

         (c)      staggering  the value  dates  for the buy and sell  sides of the trade so that the value date for the purchase  from the DTC  Participant  is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial  owner that is not a United States person  within the meaning of Section  7701(a)(30)  of the
Internal Revenue Code of 1986 holding a book-entry  certificate through Clearstream,  Euroclear or DTC may be subject to U.S.  withholding tax unless such beneficial  owner provides  certain  documentation  to the trustee or to the U.S.  entity  required to withhold tax (the "U.S.  withholding  agent")  establishing an exemption  from  withholding.  A  holder  that  is  not a  United  States  person  may be  subject  to 30%
withholding unless:

                  I.       the trust administrator or the U.S. withholding agent receives a statement—

                           (a)      from the  beneficial  owner on  Internal  Revenue  Service  (IRS) From
                           W-8BEN (or any successor form) that—

                                    (i)     is signed by the beneficial owner under penalties of perjury,

                                    (ii)    certifies  that such  beneficial  owner is not a United States person, and

                                    (iii)   provides the name and address of the beneficial owner, or

                           (b)      from a securities  clearing  organization,  a bank or other  financial institution  that holds  customers'  securities  in the ordinary  course of its trade or business that—

                                    (i)     is  signed  under   penalties  of  perjury  by  an  authorized
                                            representative of the financial institution,

                                    (ii)    states  that the  financial  institution  has  received an IRS
                                            Form  W-8BEN  (or any  successor  form)  from  the  beneficial owner or that another financial  institution  acting on behalf of the  beneficial  owner has  received  such IRS Form  W-8BEN
                                            (or any successor form),

                                    (iii)   provides the name and address of the beneficial owner, and

                                    (iv)    attaches  the  IRS  Form  W-8BEN  (or  any   successor   form)
                                            provided by the beneficial owner;

                  II.      the beneficial  owner claims an exemption or reduced rate based on a treaty and provides a properly  executed  IRS Form W-8BEN (or any  successor  form) to the trustee or the U.S. withholding agent;

                  III.     the  beneficial   owner  claims  an  exemption   stating  that  the  income  is
                           effectively  connected  to a U.S.  trade or  business  and  provides a properly executed  IRS Form  W-8ECI (or any  successor  form) to the trustee or the U.S.
                           withholding agent; or

                  IV.      the owner is a nonwithholding  partnership and provides a properly executed IRS
                           Form  W-8IMY (or any  successor  form) with all  necessary  attachments  to the trustee or the U.S.  withholding  agent.  Certain  pass-through  entities  that have entered into  agreements  with the Internal  Revenue  Service (for example
                           qualified   intermediaries)   may  be   subject  to   different   documentation
                           requirements;  it is  recommended  that  such  owner  consult  with  their  tax advisors when purchasing the certificates.

A beneficial owner holding  book-entry  certificates  through  Clearstream or Euroclear provides the forms and  statements  referred to above by submitting  them to the person through which he holds an interest in the book-entry  certificates,  which is the clearing  agency,  in the case of persons holding  directly on the books of the  clearing  agency.  Under  certain  circumstances  a Form  W-8BEN,  if  furnished  with a taxpayer  identification  number,  (TIN),  will remain in effect until the status of the beneficial  owner changes, or a change in circumstances  makes any information on the form incorrect,  provided at least one payment is reported  annually to the  beneficial  owner on IRS Form 1042-S.  A Form  W-8BEN,  if furnished without a TIN,  and a Form  W-8ECI  will  remain in effect for a period  starting  on the date the form is signed  and  ending  on  the  last  day of  the  third  succeeding  calendar  year,  unless  a  change  in circumstances makes any information on the form incorrect.

In addition, all beneficial owners holding book-entry  certificates through Clearstream,  Euroclear or DTC may be subject to backup withholding unless the beneficial owner:

         I.       provides a properly  executed  IRS Form W-8BEN or Form W-8ECI (or any  successor  forms)
                  if that person is not a United States person;

         II.      provides a properly  executed IRS Form W-9 (or any substitute  form) if that person is a
                  United States person; or

         III.     is a corporation,  within the meaning of Section  7701(a) of  the Internal  Revenue Code of 1986,  or  otherwise  establishes  that it is a recipient  exempt from United  States backup withholding.

This summary does not deal with all aspects of federal income tax withholding or backup  withholding  that may be  relevant  to  investors  that  are not  United  States  persons  within  the  meaning  of  Section
7701(a)(30)  of the Internal  Revenue Code.  Such  investors are advised to consult their own tax advisors for  specific tax advice  concerning  their  holding and  disposing of the  book-entry  certificates.  For example,  additional  rules may apply in the case of  beneficial  owners  holding  Certificates  through a partnership or grantor trust.

The term United States person means (1) a citizen or resident of the United  States,  (2) an  entity,  for
United States  federal income tax purposes,  that is a corporation  or  partnership  organized in or under the laws of the United States or any state  thereof or the District of Columbia  (other than a partnership that is not treated as a United States person under any applicable  Treasury  regulations),  (3) an estate the income of which is  includable  in gross  income for United  States tax  purposes,  regardless  of its source,  (4) a trust if a court within the United States is able to exercise primary  supervision over the administration  of the  trust  and one or more  United  States  persons  have  authority  to  control  all substantial  decisions of the trust,  and (5) to the extent  provided in  regulations,  certain  trusts in existence on August 20, 1996 that are treated as United  States  persons prior to such date and that elect to continue to be treated as United States persons.